Use these links to rapidly review the document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

CREDO PETROLEUM CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Common stock, par value $0.10 per share, of CREDO Petroleum Corporation
(2)	Aggregate number of securities to which transaction applies:
10,170,217 shares of CREDO Petroleum Corporation's common stock (includes 129,053 shares of common stock underlying options to purchase common stock with an exercise price below $14.50 per share)
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The filing fee was determined based upon the sum of (a) the product of 10,041,164 shares of common stock and the merger consideration of $14.50 per share of common stock and (b) the product of options to purchase 129,053 shares of common stock and $6.45 (which is the difference between $14.50 and $8.05, the weighted average exercise price per share of the options to purchase common stock with an exercise price below $14.50). In accordance with Section 14(g) of the Securities Exchange Act of 1934, as amended, the filing fee was determined by calculating a fee of $114.60 per $1,000,000 of the aggregate value of the transaction.
	(4)	Proposed maximum aggregate value of transaction: $146,429,269.85
	(5)	Total fee paid: $16,780.79
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CREDO PETROLEUM CORPORATION
1801 Broadway, Suite 900
Denver, Colorado 80202
303-297-2200

    •    , 2012

Dear Fellow Stockholder:

        You are cordially invited to attend a special meeting of the stockholders of CREDO Petroleum Corporation (the "Company") to be held on    •    , 2012 at     •    , local time, at    •    located at    •    .

        At the special meeting, you will be asked to consider and vote upon a proposal to adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 3, 2012, by and among the Company, Forestar Group Inc. ("Forestar") and Longhorn Acquisition Inc., a wholly owned subsidiary of Forestar ("Merger Sub").

        If the Merger is completed, you will be entitled to receive $14.50 in cash, without interest and less any applicable withholding tax, for each share of the Company's common stock you own, unless you have properly exercised and perfected your appraisal rights. The Merger Agreement provides for, among other things, the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Forestar (the "Merger").

        After careful consideration, by unanimous vote the Company's Board of Directors determined that the transactions contemplated by the Merger Agreement are advisable, fair to, and in the best interests of, the Company's stockholders. The determination was made at a Board meeting duly called and held, where the Board unanimously approved and declared advisable the execution, delivery and performance of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Accordingly, the Board of Directors unanimously recommends that you vote "FOR" the adoption of the Merger Agreement.

        The accompanying Notice of Special Meeting of Stockholders and proxy statement provides you with information about the Merger and the special meeting in further detail. We urge you to review this information carefully and in its entirety because it explains the Merger, the documents relating to the Merger and other related matters, including the conditions to the completion of the Merger. You may also obtain additional information about the Company from documents previously filed by the Company with the U.S. Securities and Exchange Commission.

        It is important that your shares be represented and voted at the special meeting. Your vote is important regardless of the number of shares of common stock that you own. The Merger cannot be completed unless the Merger Agreement is adopted by the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock entitled to vote. Whether or not you plan to attend the special meeting, we request that you authorize your proxy by either completing and returning the enclosed proxy card as promptly as possible or submitting your proxy or voting instructions by Internet. The enclosed proxy card contains instructions regarding voting. If you attend the special meeting, you may continue to have your shares voted as instructed in the proxy, or, if you are a holder of record of shares of common stock, you may withdraw your proxy at the special meeting and vote your shares in person. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote "AGAINST" the adoption of the Merger Agreement.

        Thank you for your continued support.

                      Sincerely,

                      James T. Huffman
                       Chairman of the Board of Directors

        THE MERGER HAS NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

        This proxy statement is dated    •    , 2012 and is first being mailed, along with the enclosed proxy card, to CREDO Petroleum Corporation's stockholders on or about    •    , 2012.

CREDO PETROLEUM CORPORATION
1801 Broadway, Suite 900
Denver, Colorado 80202
303-297-2200

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To be held on    •    , 2012

        You are cordially invited to attend a special meeting of the stockholders of CREDO Petroleum Corporation (the "Company") to be held on     •    , 2012 at    •    , local time, at    •    located at     •    .

        The special meeting is being held for the purpose of acting on the following matters:

          (1)   to consider and vote on a proposal to adopt the Agreement and Plan of Merger (the "Merger Agreement"), dated as of June 3, 2012, by and among the Company, Forestar Group Inc. and Longhorn Acquisition, Inc., a wholly owned subsidiary of Forestar Group Inc.;

          (2)   to consider and vote, on a non-binding, advisory basis, to approve compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement;

          (3)   to consider and vote on the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement; and

          (4)   to consider and vote on any such other business as may properly come before the special meeting, or any adjournment or postponement thereof.

        A copy of the Merger Agreement is attached as Annex A to the accompanying proxy statement. If the Merger contemplated by the Merger Agreement (the "Merger") is completed, you, as a holder of shares of our common stock, will be entitled to receive $14.50 in cash in exchange for each share you own, as more fully described therein and subject to the terms thereof.

        After careful consideration, by unanimous vote the Company's Board of Directors determined that the transactions contemplated by the Merger Agreement are advisable, fair to, and in the best interests of, the Company's stockholders. The determination was made at a Board meeting duly called and held, where the Board unanimously approved and declared advisable the execution, delivery and performance of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement. Accordingly, our Board of Directors unanimously recommends that you vote "FOR" the adoption of the Merger Agreement.

        Our Board of Directors has fixed the close of business on    •    , 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting or any adjournment or postponement thereof.

        Your vote is important regardless of the number of shares of the Company's common stock that you own. The adoption of the Merger Agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of the Company's common stock that are entitled to vote. The proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of the holders of at least a majority of the shares present in person or by proxy at the special meeting and entitled to vote thereon. The special meeting may be adjourned for any other purpose, whether or not a quorum is present, by a majority of the shares of common stock present in person or by proxy at the special meeting. The vote to approve the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement requires the affirmative vote of holders of at least a majority of the shares present in person or by proxy at the special meeting and entitled to vote thereon. Such vote is non-binding but the results of such vote will be considered by the Company's Board of Directors. We currently are not aware of any other business or matter to come before the special meeting. If, however, any other matter properly comes before the special meeting, the persons named as proxies in the accompanying proxy will, in their discretion, vote thereon in accordance with their best judgment.

        We urge you to carefully read the accompanying proxy statement, along with its annexes and the documents incorporated therein, in their entirety. Whether or not you plan to attend the special meeting, please vote by promptly completing the enclosed proxy card and then signing, dating and returning it in the envelope provided so that your shares may be represented at the special meeting.

        Alternatively, you may submit a proxy to vote your shares of common stock through the Internet, as indicated on the proxy card. Prior to the taking of the vote at the special meeting, you may revoke your proxy in the manner described in the proxy statement. Your failure to submit a proxy or voting instructions or to vote in person at the special meeting will have the same effect as a vote "AGAINST" the adoption of the Merger Agreement.

        Stockholders of the Company who do not vote in favor of the adoption of the Merger Agreement will have the right to seek appraisal of the fair value of their shares of common stock if the Merger is completed, but only if they perfect their appraisal rights by complying with all of the required procedures under Delaware law. See "Appraisal Rights" beginning on page 80 of the accompanying proxy statement and Annex D thereto.

        If you have any questions or need assistance voting your shares or authorizing your proxy, please call our proxy solicitor, Alliance Advisors, LLC in writing at Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003, or by telephone at    •    (stockholders) or     •    (banks and brokers). In addition, you may obtain information about the Company from certain documents that the Company has filed with the U.S. Securities and Exchange Commission. Information contained on our Internet site is not part of, or incorporated in, this notice or the accompanying proxy statement. See "Where You Can Find Additional Information" on page 88 of the accompanying proxy statement.

By Order of the Board of Directors,
James T. Huffman Chairman of the Board of Directors

Denver, Colorado

                •    , 2012

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON    •    , 2012:

This Notice of Special Meeting of Stockholders and the accompanying Proxy Statement may be viewed, printed and downloaded from the Internet at www.proxyvote.com.

CREDO PETROLEUM CORPORATION
1801 Broadway, Suite 900
Denver, Colorado 80202
303-297-2200

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS

To be held on    •    , 2012

SUMMARY

        The following summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. Accordingly, we encourage you to read this proxy statement, its annexes and the documents incorporated in this proxy statement carefully and in their entirety. Each item in this summary includes a page reference directing you to a more complete description of that item in this proxy statement.

        Unless we otherwise indicate or unless the context otherwise requires: all references in this document to the "Company," "CREDO", "CREDO Petroleum Corporation," "we," "our" and "us" refer to CREDO Petroleum Corporation and its subsidiaries; all references to "Parent," "Forestar Group Inc." and "Forestar" refer to Forestar Group Inc.; all references to "Merger Sub" refer to Longhorn Acquisition Inc., a wholly owned subsidiary of Forestar Group Inc.; all references to "Merger Agreement" refer to the Agreement and Plan of Merger, dated as of June 3, 2012, by and among the Company, Forestar and Merger Sub, as it may be amended from time to time, a copy of which is attached as Annex A to this proxy statement; all references to the "Merger" refer to the merger contemplated by the Merger Agreement; all references to "merger consideration" refer to the per share merger consideration of $14.50 in cash, without interest, contemplated to be received by the holders of our common stock pursuant to the Merger Agreement. All other capitalized terms used but not defined in this summary have the meanings ascribed to such terms in the Merger Agreement. The information contained herein with respect to Forestar and Merger Sub was provided by Forestar to the Company for inclusion in this proxy statement.

 The Parties to the Merger (page 22)

CREDO Petroleum Corporation

        CREDO Petroleum Corporation was incorporated in Colorado in 1978 and reincorporated in Delaware in 2009. The Company and its wholly owned subsidiaries, SECO Energy Corporation and United Oil Corporation, are headquartered in Denver, Colorado. The Company is engaged in the exploration for and the acquisition, development and marketing of, crude oil and natural gas in the Mid-Continent and Rocky Mountain regions. The Company is currently conducting oil-focused drilling projects in the North Dakota Bakken and Three Forks, Kansas and Nebraska and the Texas Panhandle. The Company uses advanced technologies to systematically explore for oil and gas and, through its patented Calliope Gas Recovery System, to recover stranded reserves from depleted gas reservoirs. The Company acts as the "operator" of oil and gas properties in Kansas, Nebraska, Wyoming, Colorado and Texas. United Oil Corporation is an active operator doing business primarily in Oklahoma and SECO Energy Corporation primarily owns royalty interests in the Rocky Mountain region. The Company has operating activities in nine states and has 15 employees.

        The address of the Company's principal executive office is 1801 Broadway, Suite 900, Denver, Colorado 80202-3837 and the Company's telephone number is (303) 297-2200.

Forestar Group Inc.

        Forestar Group Inc. is a real estate and natural resources company which operates in three business segments: real estate, mineral resources and fiber resources. At year-end 2011, the real estate segment owns directly or through ventures almost 147,000 acres of real estate located in nine states and 12 markets in the United States. The real estate segment has 16 projects representing about 28,000 acres currently in the entitlement process, and 75 entitled, developed and under development projects in seven states and 11 markets encompassing over 16,000 acres, comprised of over 27,000 residential lots and about 2,500 commercial acres, principally in the major markets of Texas. The mineral resources segment manages about 595,000 net acres of oil and gas mineral interests located principally in Texas, Louisiana, Alabama and Georgia. Also included in the mineral resources segment is a 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes from approximately 1.4 million acres in Texas, Louisiana, Georgia and Alabama and about 17,800 acres of groundwater leases in Central Texas. The fiber resources segment includes the sale of wood fiber and management of Forestar's recreational leases.

        Prior to December 28, 2007, Forestar was a wholly-owned subsidiary of Temple-Inland Inc. On December 28, 2007, Temple-Inland distributed all of the issued and outstanding shares of Forestar common stock to its shareholders in a transaction commonly referred to as a spin-off. Forestar's real estate origins date back to 1955 with a decades-long legacy of residential and commercial real estate development operations, primarily in Texas. Forestar's mineral resources origins date back to the mid-1940s when it began leasing oil and gas mineral interests to third-party exploration and production companies.

        The address of Forestar's principal executive office is 6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746-5149 and Forestar's telephone number is (512) 433-5200.

Merger Sub

        Merger Sub is a Delaware corporation, and wholly owned subsidiary of Forestar, formed for the sole purpose of completing the Merger. Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Forestar.

The Merger Agreement (page 62)

        On June 3, 2012, the Company entered into the Merger Agreement with Forestar and Merger Sub. Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Forestar. You will have no equity interest in the Company or Forestar after the effective time of the Merger. Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, among other things:

  •
  each share of our common stock, par value $0.10 per share, referred to herein as "Common Stock," outstanding immediately prior to the effective time of the Merger, other than those held by the Company or directly or indirectly by Forestar, and other than shares with respect to which appraisal rights have been properly exercised and perfected and not withdrawn, will be canceled and converted automatically into the right to receive $14.50 in cash, without interest and less any applicable withholding tax; and

  •
  each option to purchase our Common Stock, referred to herein as an "option," outstanding and unexercised immediately prior to the effective time of the Merger will be canceled and converted automatically into the right to receive a cash payment equal to the product of the number of shares subject to such option multiplied by the excess of (i) $14.50 per share over (ii) the exercise price per share of such option, without interest and less any applicable withholding tax.

 Certain Effects of the Merger (page 57)

        If the Merger is completed, and you hold shares of Common Stock immediately prior to the effective time of the Merger, you will be entitled to receive $14.50 in cash, without interest and less any applicable withholding tax, for each share of Common Stock then owned by you, unless you have properly exercised and perfected, and not withdrawn, your statutory appraisal rights with respect to the Merger. As a result of the Merger, the Company will cease to be an independent, publicly traded company, and the Common Stock will be deregistered under the Securities Exchange Act of 1934, as amended, referred to herein as the "Exchange Act." After the effective time of the Merger, you will not own any shares of the surviving corporation.

The Special Meeting (page 19)

General (page 19)

        The special meeting will be held on    •    , 2012 starting at     •    , local time, at    •    located at     •    . At the special meeting, you will be asked to adopt the Merger Agreement.

        The persons named in the accompanying proxy will also have discretionary authority to vote upon other business, if any, that properly comes before the special meeting and any adjournments or postponements of the special meeting, including any adjournments for the purpose of soliciting additional proxies to adopt the Merger Agreement.

Voting Rights and Outstanding Shares (page 20)

        Stockholders of record at the close of business on    •    , 2012 are entitled to notice of, and to vote at, the special meeting. On    •    , 2012, the outstanding voting securities of the Company consisted of    •    shares of Common Stock. The presence at the special meeting, in person or by proxy, of the holders of at least a majority of shares of our Common Stock issued and outstanding on the record date will constitute a quorum for the purpose of considering the proposals. The holders of the Common Stock have one vote per share on all matters on which they are entitled to vote.

        The adoption of the Merger Agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote. Because the vote required to adopt the Merger Agreement is based on the total number of votes entitled to be cast by the holders of our outstanding Common Stock rather than on the number of votes cast, failure to vote your shares of our Common Stock (including as a result of broker non-votes) and abstentions will have the same effect as voting "AGAINST" the proposal to adopt the Merger Agreement.

        Approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the special meeting and entitled to vote on the matter. The special meeting may be adjourned for any other purpose, whether or not a quorum is present, by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the special meeting or by the presiding officer of the meeting which will be the Chairman of the Board of Directors or, if he is not in attendance at the special meeting, the most senior officer of the Company present at the special meeting.

        The vote to approve the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement requires the affirmative vote of holders of at least a majority of the shares present in person or by proxy at the special meeting and entitled to vote thereon. Such vote is non-binding but the results of such vote will be considered by the Company's Board of Directors, sometimes referred to herein as the "Board".

        Failure to vote your shares of our Common Stock (including as a result of broker non-votes) will have no effect on the proposal to adjourn the special meeting or the proposal to approve the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement. Abstentions will have the same effect as a vote "AGAINST" the proposal to adjourn the special meeting and a vote "AGAINST" the proposal to approve such compensation.

        Certain stockholders, who collectively own 21.1% of the outstanding shares of Common Stock, have agreed to vote all shares of Common Stock they beneficially own in favor of adopting the Merger Agreement pursuant to an agreement referred to as the "Voting Agreement." See "Voting Agreement" beginning on page 79.

Certain Voting Procedures and Revocability of Proxies (page 21)

        Any of our stockholders of record entitled to vote at the special meeting may authorize a proxy to have their shares represented and voted at the special meeting by returning the enclosed proxy or by submitting a proxy or voting instructions by Internet (at the Internet address provided on each proxy card) or may appear at the special meeting and vote their shares in person. If the shares of our Common Stock that you own are held in "street name" by a broker, bank or other nominee, you should instruct your broker, bank or other nominee on how to vote your shares using the instructions it provides.

        Any proxy may be revoked at any time prior to its use by your delivery of a properly executed, later-dated proxy card, by your submitting your proxy or voting instructions by Internet at a later date than your previously submitted proxy, by your filing a written revocation of your proxy with our Secretary or by your voting in person at the special meeting. Attendance at the special meeting will not, in itself, constitute revocation of a previously granted proxy. Please note that if you hold your shares in "street name" and you have instructed a broker, bank or other nominee to vote your shares, the above-described options for revoking your voting instructions do not apply, and instead you must follow the instructions received from your broker, bank or other nominee to revoke your voting instructions.

Reasons for the Merger; Recommendation of Our Board of Directors (page 31)

        The Merger will enable our stockholders to:

  •
  immediately realize the value of their investment in the Company through their receipt of the $14.50 per share merger consideration contemplated to be received by the holders of our Common Stock pursuant to the Merger Agreement, which represents a premium to recent trading prices of our Common Stock as quoted on Nasdaq Global Select Market, referred to herein as "Nasdaq", as set forth below:

  1.
  36.0% premium to the volume-weighted average price of our Common Stock for the 90-day period ended June 1, 2012 (the last trading day before the Merger was approved by both the Company and Forestar);

  2.
  35.8% premium to the volume-weighted average price of our Common Stock for the 30-day period ended June 1, 2012;

  3.
  33.5% premium to the closing price of $10.86 on June 1, 2012, and

  •
  mitigate the risks and uncertainties associated with the markets in which the Company operates, as well as its performance therein.

        For these reasons, and the reasons discussed under "The Merger—Reasons for the Merger; Recommendation of Our Board of Directors" beginning on page 31, our Board of Directors has determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, are advisable and fair to, and in the best interests of, the Company's stockholders.

        After careful consideration, our Board of Directors, by unanimous vote at a meeting duly called and held on June 1, 2012:

  •
  determined that the transactions contemplated by the Merger Agreement are advisable, fair to, and in the best interests of, the Company's stockholders;

  •
  approved and declared advisable the execution, delivery and performance of the Merger Agreement and the transactions contemplated thereby, including the Merger;

  •
  recommended that our stockholders vote "FOR" adoption of the Merger Agreement; and

  •
  recommended that our stockholders vote "FOR" the approval of any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in the event that there are not sufficient votes in favor of adoption of the Merger Agreement at the time of the special meeting (the "adjournment proposal").

        After careful consideration, our Board of Directors, by unanimous written consent on                  , 2012, recommended that our stockholders vote "FOR" the proposal to approve, on a non-binding, advisory basis, compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement (the "named executive officer merger-related compensation proposal").

        For a discussion of the material factors considered by our Board of Directors in reaching their conclusions, see "The Merger—Reasons for the Merger; Recommendation of Our Board of Directors" beginning on page 31.

Fairness Opinions (page 36 and Annexes B and C)

        Each of Houlihan Lokey Financial Advisors, Inc., referred to as "Houlihan Lokey," and Northland Securities, Inc., referred to as "Northland Capital Markets," the Company's financial advisors, delivered to our Board of Directors a written opinion dated June 1, 2012 as to the fairness, from a financial point of view, of the $14.50 per share cash merger consideration contemplated to be received by holders of our Common Stock pursuant to the Merger Agreement. Neither the Houlihan Lokey opinion nor the Northland Capital Markets opinion constitutes a recommendation to any stockholder as to how to vote in connection with the Merger or otherwise. These opinions are limited to the transactions described therein and have no bearing on any other transactions in which we might engage. The Company engaged Northland Capital Markets to provide its fairness opinion to our Board of Directors and to act as financial advisor to the Company in connection with a post-signing market check during the go shop period. The Company has agreed to pay Northland Capital Markets a monthly retainer of $10,000 up to a maximum of $60,000. In addition, fees of $250,000 and $150,000 (less any retainer fees paid to Northland Capital Markets) were payable to Houlihan Lokey and Northland Capital Markets, respectively, upon the rendering of their respective fairness opinions.

Opinion of Northland Capital Markets.

        On June 1, 2012, Northland Capital Markets rendered an oral opinion to our Board of Directors (which was confirmed in writing by delivery of Northland Capital Markets' written opinion dated June 1, 2012), as to the fairness, from a financial point of view, of the merger consideration to be received by the holders of our Common Stock other than the Company, Forestar, the surviving company or any of their affiliates, collectively referred to herein as the "Independent Holders," in the Merger, as of June 1, 2012, based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Northland Capital Markets in preparing its opinion.

        Northland Capital Markets' opinion was directed to our Board of Directors and only addressed the fairness from a financial point of view of the merger consideration to be received by the Independent Holders in the Merger and does not address any other aspect or implication of the Merger. The summary of Northland Capital Markets' opinion in this proxy statement is qualified in its entirety by reference to the full text of Northland Capital Markets' written opinion, which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Northland Capital Markets in preparing its opinion. However, neither Northland Capital Markets' opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute advice or a recommendation to our Board of Directors or any stockholder or any other party as to how to act or vote with respect to the Merger or related matters. See "The Merger—Opinion of Northland Capital Markets to the Company's Board of Directors."

Opinion of Houlihan Lokey Financial Advisors, Inc.

        On June 1, 2012, Houlihan Lokey rendered an oral opinion to our Board of Directors (which was confirmed in writing by delivery of Houlihan Lokey's written opinion dated June 1, 2012), as to the fairness, from a financial point of view, as of June 1, 2012, of the merger consideration to be received by the holders of our Common Stock other than the parties to the Voting Agreement, referred to herein as the "Unaffiliated Holders," in the Merger, based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in preparing its opinion.

        Houlihan Lokey's opinion was addressed to our Board of Directors and only addressed the fairness from a financial point of view of the merger consideration to be received by the Unaffiliated Holders in the Merger and does not address any other aspect or implication of the Merger. The summary of Houlihan Lokey's opinion in this proxy statement is qualified in its entirety by reference to the full text of Houlihan Lokey's written opinion, which is included as Annex C to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in preparing its opinion. However, neither Houlihan Lokey's opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute advice or a recommendation to our Board of Directors or any stockholder or any other party as to how to act or vote with respect to the Merger or related matters. See "The Merger—Opinion of Houlihan Lokey Financial Advisors, Inc. to the Company's Board of Directors"

 Financing of the Merger Consideration (page 74)

        The obligations of Forestar Group Inc. and Merger Sub under the Merger Agreement are not subject to any conditions regarding their or any other person's ability to obtain financing for the consummation of the Merger and related transactions.

Activities During the "Go-Shop" and "No-Shop" Periods (page 70)

        During the period beginning on the date of the Merger Agreement and continuing through July 3, 2012, such period being referred to as the "go-shop" period, the Company and its subsidiaries and their respective officers, directors, advisors, affiliates and other representatives, which are referred to herein as "representatives," were able to, subject to some limitations:

  •
  initiate, solicit and encourage proposals relating to "acquisition proposals" (as the term is defined in the Merger Agreement) or inquiries, proposals or offers or other efforts or attempts that are reasonably expected to lead to an acquisition proposal, including by way of providing access to non-public information to third parties that may be interested in acquiring the Company; and

  •
  engage in discussions or negotiations with respect to acquisition proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations.

        Except as expressly permitted in the Merger Agreement, beginning on July 4, 2012, such period being referred to as the "no-shop" period, the Company and its subsidiaries and their respective officers, directors, advisors, affiliates and other representatives will:

  •
  except with respect to a qualified go shop bidder as defined below, cease any solicitation, facilitation, encouragement, discussions or negotiations with any persons that may be ongoing with respect to an acquisition proposal;

  •
  request that any such person promptly return or destroy all confidential information concerning the Company and its subsidiaries; and

  •
  not, directly or indirectly, (i) initiate, solicit, knowingly encourage or facilitate, or take any other action designed to lead to, any inquiries or the making or submission of any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal or (ii) participate or engage in discussions or negotiations with, or disclose any non-public information or data relating to the Company or its subsidiaries or afford access to the properties, books or records of the Company or its subsidiaries to any person that has made an acquisition proposal or to any person that the Company or its subsidiaries, including their representatives, believes or has reason to believe is or may be contemplating an acquisition proposal.

        However, the Company may continue to engage with, and provide information to a "qualified go-shop bidder" (generally, a person from whom the Company receives an acquisition proposal during the go-shop period that the Board concludes is or is reasonably expected to lead to a "superior proposal" (as that term is defined in the Merger Agreement)) through July 17, 2012, including any amended or revised acquisition proposal submitted by such a bidder.

        In addition, the Company and its Board may participate or engage in discussions or negotiations with, and provide information to, a third party if at any time on or after the commencement of the no-shop period, and prior to the Company obtaining the required vote from its stockholders to adopt the Merger Agreement, (i) the Company receives an unsolicited bona fide written acquisition proposal from such third party, (ii) the Company's Board determines in good faith that such proposal constitutes, or is reasonably likely to result in, a superior proposal after receiving advice from its financial advisors, and (iii) the Company's Board determines in good faith, after consultation with its outside counsel, that the failure to participate in such negotiations or discussions or to furnish such information to such third party would be reasonably expected to result in a breach of the Board's fiduciary duties under applicable law. The Company may not deliver any information to such third party without entering into an "acceptable confidentiality agreement" (as that term is defined in the Merger Agreement) with that party.

Termination of the Merger Agreement (page 76)

        The Merger Agreement may be terminated by Forestar or the Company (i) by mutual written consent, (ii) if the Merger is not consummated by December 31, 2012, (iii) if our stockholders do not adopt the Merger Agreement at the special meeting or any adjournment or postponement of the special meeting, (iv) if there is a non-appealable governmental order, decree or ruling restraining, enjoining or otherwise prohibiting the Merger or (v) in the event of certain uncured material breaches of the representations, warranties and covenants of the other party. The Merger Agreement may be terminated by Forestar if (i) we enter into or approve an agreement with respect to an acquisition proposal, as defined in "The Merger Agreement—Activities During the "Go-Shop" and "No-Shop" Periods," or resolve to do so, (ii) an adverse recommendation, as defined in "The Merger Agreement—Activities During the "Go-Shop" and "No-Shop" Periods," occurs, (iii) we are in material breach of any of our obligations contained in the Merger Agreement with respect to solicitations or acquisition proposals, (iv) at any time following receipt of an acquisition proposal, our Board of Directors fails to reaffirm its approval or recommendation of the Merger Agreement within ten business days after receipt of a written request to do so from Forestar or (v) a tender or exchange offer for 20% or more of the outstanding shares of Common Stock (other than by Forestar or its affiliates) is commenced and our Board of Directors fails to recommend against such offer within ten business days after the commencement of such tender or exchange offer. We may terminate the Merger agreement if prior to obtaining the required stockholder vote, we desire to enter into an agreement with respect to a superior proposal after having complied with certain provisions of the Merger Agreement (including our obligation to negotiate with Forestar after its receipt of notification of our intent to enter into an agreement with respect to such superior proposal).

Termination Fee and Expenses (page 77)

        In certain circumstances, we will be required to pay to Forestar a termination fee if the Merger Agreement is terminated because we enter into a definitive agreement with respect to a superior proposal. A termination fee will also be payable in certain other circumstances specified in the Merger Agreement. Subject to certain conditions described more fully herein, the termination fee will be $3.0 million if the termination is related to a superior proposal submitted by any person during the go-shop period and it will be $5.2 million if the termination occurs for any other reason. For additional information on the termination fees and the circumstances to which each applies, see "The Merger Agreement—Termination Fee and Expenses" beginning on page 77.

        All expenses incurred in connection with the Merger Agreement will be paid by the party incurring such expenses, except that we will generally be required to reimburse Forestar for up to $1.25 million of its expenses if a third party makes an acquisition proposal and the Merger Agreement is subsequently terminated because our stockholders do not adopt the Merger Agreement at the special meeting or the Merger fails to close by December 31, 2012.

        See "The Merger Agreement—Termination Fee and Expenses" beginning on page 77 for additional information regarding the circumstances in which we may be required to pay the termination fee and/or reimburse Forestar's expenses and related information.

Regulatory and Other Approvals (page 57)

        No filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any federal, state, local or foreign court, arbitral, legislative, executive or regulatory authority or agency is required in connection with the execution, delivery and performance of the

Merger Agreement, or any other transactions contemplated thereby, except for the (i) the filing of a definitive proxy statement with the U.S. Securities and Exchange Commission, referred to herein as the "SEC," relating to the Merger Agreement and the transactions contemplated thereby, (ii) the filing of a Certificate of Merger with the Delaware Secretary of State, and (iii) certain filings in connection with compliance with the rules of Nasdaq.

Material U.S. Federal Income Tax Consequences of the Merger (page 58)

        The Merger will generally be a taxable transaction to U.S. holders (as defined in "The Merger—Material U.S. Federal Income Tax Consequences of the Merger"). The receipt of cash in exchange for shares of our Common Stock by a U.S. holder generally will cause the U.S. holder to recognize a gain or loss for U.S. federal income tax purposes equal to the difference, if any, between the cash received in the Merger and the U.S. holder's adjusted tax basis in such U.S. holder's shares of Common Stock surrendered.

        The U.S. federal income tax consequences described above may not apply to certain U.S. holders of shares of our Common Stock. You should read "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" on page 58 for a more complete discussion of the material U.S. federal income tax consequences of the Merger. You are urged to consult your tax advisor as to the particular tax consequences of the Merger to you, including the tax consequences under federal, state, local, non-U.S. and other tax laws.

Litigation Relating to the Merger (page 77)

        On June 13, 2012, a lawsuit titled Schatz v. Credo Petroleum Corp., Forestar Group Inc., Brown, et al., C.A. No. 12-CV-01538-REB-MEH (D. Colo.), was filed in the U.S. District Court for the District of Colorado against the Company, Forestar, and each of the Company's directors by a purported stockholder alleging that the Company and the Company's directors had breached their fiduciary duties to the stockholders in connection with the Merger Agreement and that Forestar had aided and abetted the alleged breaches. The plaintiff seeks certification of the suit as a class action. In the complaint, the plaintiff alleges, among other things, that the consideration to be paid pursuant to the Merger Agreement is inadequate. The complaint seeks, among other relief, to enjoin the defendants from consummating the Merger and to direct the Company's directors to exercise their fiduciary duties to obtain a transaction that is in the best interests of the stockholders.

        On June 19, 2012, a purported class action lawsuit, titled Farley v. Huffman, Credo Petroleum Corp., Forestar Group Inc., et al., C.A. No. 7638- (Del. Ch.), was filed in the Court of Chancery of the State of Delaware against the Company, Forestar, Merger Sub and each of the Company's directors by a purported stockholder, on behalf of the public stockholders of the Company, alleging that the Company and the Company's directors had breached their fiduciary duties to the stockholders in connection with the Merger Agreement and that Credo, Forestar and Merger Sub had aided and abetted the alleged breaches. In the complaint, the plaintiff alleges, among other things, that the consideration to be paid pursuant to the Merger Agreement is inadequate. The complaint seeks, among other relief, to enjoin the defendants from consummating the Merger and to direct the Company's directors to exercise their fiduciary duties to obtain a transaction that is in the best interests of the stockholders.

        On June 21, 2012, a purported class action lawsuit, titled Franklin v. Brown, Credo Petroleum Corp., Forestar Group Inc., et al., C.A. No. 7641- (Del. Ch.), was filed in the Court of Chancery of the State of Delaware against the Company, Forestar, Merger Sub and each of the Company's directors by a purported stockholder, on behalf of the public stockholders of the Company, alleging that the Company's directors had breached their fiduciary duties to the stockholders in connection with the Merger Agreement and that Forestar and Merger Sub had aided and abetted the alleged breaches. In the complaint, the plaintiff alleges, among other things, that the consideration to be paid pursuant to the Merger Agreement is inadequate. The complaint seeks, among other relief, to enjoin the defendants from consummating the Merger and to direct the Company's directors to exercise their fiduciary duties to obtain a transaction that is in the best interests of the stockholders.

        On June 22, 2012, a purported class action lawsuit, titled Newton v. Huffman, Credo Petroleum Corp., Forestar Group Inc., et al., C.A. No. 7648- (Del. Ch.), was filed in the Court of Chancery of the State of Delaware against the Company, Forestar, Merger Sub and each of the Company's directors by a purported stockholder, on behalf of the public stockholders of the Company, alleging that the Company and the Company's directors had breached their fiduciary duties to the stockholders in connection with the Merger Agreement and that Credo, Forestar and Merger Sub had aided and abetted the alleged breaches. In the complaint, the plaintiff alleges, among other things, that the consideration to be paid pursuant to the Merger Agreement is inadequate. The complaint seeks, among other relief, to enjoin the defendants from consummating the Merger and to direct the Company's directors to exercise their fiduciary duties to obtain a transaction that is in the best interests of the stockholders.

        The Company, Forestar, and the Company's Board of Directors believe that the claims in the above complaints are entirely without merit and intend to defend the actions vigorously.

Interests of Certain Persons in the Merger (page 60)

        In considering the recommendation of our Board of Directors with respect to the Merger, you should be aware that certain of our directors and executive officers have interests in the Merger that may be different from, or in addition to, your interests generally. These interests include:

  •
  the holding by certain of our directors and executive officers of stock options of the Company (pursuant to the Merger Agreement, all stock options will be cancelled and converted into the right to receive an amount in cash (less any applicable withholding taxes and without interest) equal to the product of (i) the excess of (A) $14.50 over (B) the per share exercise price of the stock option, multiplied by (ii) the number of shares of Common Stock subject to such stock options held by the director or executive officer immediately prior to the effective time);

  •
  the agreement by Forestar to provide our executive officers and directors with indemnification rights substantially the same as currently provided by the Company and to maintain directors and officers liability insurance following the completion of the Merger which is substantially the same as currently provided by the Company;

  •
  agreements between the Company and certain of the Company's executive officers providing for severance upon termination of employment under certain circumstances after the effective time of the Merger; and

  •
  an agreement with Mr. Huffman, the Chairman of our Board of Directors and our former Chief Executive Officer, before the Merger is consummated to convey to him the company car he presently drives, the replacement value of which does not exceed $60,000.

        These interests may present our directors and executive officers with interests that are different from or in addition to those of our stockholders generally. Members of our Board of Directors were aware of these differing or additional interests and considered them, among other matters, in reaching their decision to adopt the Merger Agreement and approve the Merger and to recommend that you vote in favor of adopting the Merger Agreement.

Golden Parachute Compensation (page 61)

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act require the Company to provide its stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement (also known as "golden parachute" compensation). Approval of this proposal is not a condition to completion of the Merger. As this is an advisory vote, although the result of this vote will be considered by the Company's Board of Directors, the result will not be binding on the Company or on Forestar or the Boards of Directors or the compensation committees of the Company or Forestar. Accordingly, such compensation, including any amounts that the Company is contractually obligated to pay, would still be payable regardless of the outcome of this advisory vote, subject only to the conditions applicable thereto. See "Golden Parachute Compensation" beginning on page 61.

Exchange and Payment Procedures (page 63)

        As soon as practicable after the effective time of the Merger, a paying agent selected by Forestar will mail a letter of transmittal and instructions to all Company stockholders. The letter of transmittal and instructions will tell our stockholders how to surrender their Common Stock certificates or book-entry shares in exchange for the merger consideration, without interest and less any applicable withholding tax. The paying agent will provide stockholders with the merger consideration due to them pursuant to the Merger Agreement as soon as practicable following the receipt of Common Stock certificates or an "agent's message" with respect to book-entry shares in accordance with the instructions set forth in the letter of transmittal. You should not return any stock certificates you hold with the enclosed proxy card and you should not forward your stock certificates to the paying agent without a letter of transmittal.

 Market Prices of Common Stock (page 79)

        Our Common Stock is listed on Nasdaq under the trading symbol "CRED". The closing sale price of our Common Stock on June 1, 2012, the last trading day before the announcement of the execution of the Merger Agreement, was $10.86 per share. On    •    , 2012, which was the last trading day before the date of this proxy statement, the Common Stock closed at $    •    per share.

Appraisal Rights (page 80 and Annex D)

        You are entitled to appraisal rights in connection with the Merger under Delaware law if you take or refrain from taking certain specific actions. You will have the right, under and in full compliance with Delaware law, to have the fair value of your shares of our Common Stock determined by the Court of Chancery of the State of Delaware. This appraisal amount could be more than, the same as or less than the merger consideration. Your rights to appraisal are subject to a number of restrictions and technical requirements. Generally, in order to exercise your appraisal rights you must:

  •
  send a timely written demand to the Company at 1801 Broadway, Suite 900, Denver, Colorado 80202, Attention: Secretary, requesting appraisal in compliance with Delaware law, which demand must be delivered to the Company before our stockholder vote to adopt the Merger Agreement;

  •
  not vote in favor of adopting the Merger Agreement; and

  •
  continuously hold your Common Stock from the date you make the demand for appraisal through the closing of the Merger.

        Merely voting against the Merger, or abstaining or failing to vote on the Merger, will not preserve your right to an appraisal, which requires you to follow all the steps provided under Delaware law. Requirements under Delaware law for exercising appraisal rights are described in further detail beginning on page 80. The relevant section of Delaware law, Section 262 of the Delaware General Corporation Law, regarding appraisal rights is reproduced and attached as Annex D to this proxy statement.

        If you vote to adopt the Merger Agreement, you will waive your right to seek appraisal of your shares of Common Stock under Delaware law. If you fail to properly exercise your appraisal rights in accordance with Section 262 of the Delaware General Corporation Law, upon surrendering your certificates or book-entry shares in accordance with the instructions set forth in the letter of transmittal, you will receive the merger consideration of $14.50 per share, without interest and less applicable withholding tax. This proxy statement constitutes the Company's notice to our stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262 of the Delaware General Corporation Law, a copy of which is attached as Annex D to this proxy statement.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers summarily address some commonly asked questions you may have regarding the special meeting and the Merger. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, as well as the additional documents to which it refers or which it incorporates by reference, including the Merger Agreement, a copy of which is attached to this proxy statement as Annex A. We encourage you to read this proxy statement, its annexes and the documents incorporated in this proxy statement carefully and in their entirety.

Q:
What is the proposed transaction?

A:
The proposed transaction is the acquisition of the Company by Forestar pursuant to the Merger Agreement. Once the Merger Agreement has been adopted by our stockholders and other closing conditions under the Merger Agreement have been satisfied or waived, Merger Sub, a wholly owned subsidiary of Forestar, will merge with and into the Company. The Company will be the surviving corporation and become a wholly owned subsidiary of Forestar.

Q:
As a holder of Common Stock, what will I receive as a result of the Merger?

A:
If the Merger is completed and you do not properly exercise and perfect your appraisal rights, you will be entitled to receive $14.50 in cash, without interest and less any applicable withholding taxes, for each share of our Common Stock that you own. You will not be entitled to receive shares in the surviving corporation.

Q:
How does the merger consideration compare to the market price of the Common Stock?

A:
The cash consideration of $14.50 per share of Common Stock represents a premium of approximately 36.0% to the volume-weighted average price of our Common Stock during the 90-day period ending on June 1, 2012; (ii) a premium of approximately 35.8% to the volume-weighted average price of our Common Stock during the 30-day period ending on June 1, 2012; and (iii) a premium of approximately 33.5% to the closing price of $10.86 of our Common Stock on June 1, 2012, the last trading day prior to public announcement of the Merger, each as quoted on Nasdaq.

Q:
Is the Merger expected to be taxable to me?

A:
Yes. For U.S. holders (as defined in "The Merger—Material U.S. Federal Income Tax Consequences of the Merger"), the receipt of the merger consideration for each share of our Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes, and may also be a taxable transaction under applicable state, local, non-U.S. and other income tax laws. Generally, for U.S. federal income tax purposes, a U.S. holder will recognize gain or loss measured by the difference, if any, between the merger consideration per share of Common Stock and the U.S. holder's adjusted tax basis in that share. You should read "The Merger—Material U.S. Federal Income Tax Consequences of the Merger" on page 58 for a more complete discussion of the material U.S. federal income tax consequences of the Merger. Tax matters can be complicated and the tax consequences of the Merger to you will depend on your particular tax situation. We encourage you to consult your tax advisor regarding the tax consequences of the Merger to you.

Q:
What will happen to shares of Common Stock that I currently own after completion of the Merger?

A:
Following the completion of the Merger, your shares will be canceled and will represent only the right to receive the merger consideration. Trading in shares of our Common Stock on Nasdaq will cease. Price quotations for our Common Stock will no longer be available and we will cease filing periodic and other reports with the SEC.

Q:
How does the Company's Board of Directors recommend that I vote on the proposals?

A:
Our Board of Directors unanimously recommends that you vote:

•
"FOR" the proposal to adopt the Merger Agreement;

•
"FOR" the approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement; and

•
"FOR" adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.

  You should read "The Merger—Reasons for the Merger; Recommendation of Our Board of Directors" beginning on page 31 for a discussion of the factors that our Board of Directors considered in deciding to recommend the approval of the Merger Agreement. See also "The Merger—Interests of Certain Persons in the Merger" beginning on page 60.

Q:
When and where is the special meeting of the Company's stockholders?

A:
The special meeting of the Company's stockholders will be held at the    •    located at     •    on    •    , 2012 at    •    , local time.

Q:
What matters am I entitled to vote on at the special meeting of the Company's stockholders?

A:
You are entitled to vote:

•
"FOR" or "AGAINST" the adoption of the Merger Agreement;

•
"FOR" or "AGAINST" the approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement;

  •
  "FOR" or "AGAINST" the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement; and

  •
  on such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Q:
Who can vote and attend the special meeting?

A:
Stockholders as of the close of business on    •    , 2012, the record date for the special meeting, are entitled to receive notice of, attend and vote at the special meeting. On the record date, approximately    •    shares of Common Stock, held by approximately     •    stockholders of record, were outstanding and entitled to vote. You may vote all shares you owned as of the record date. You are entitled to one vote per share.

Q:
What vote of the stockholders is required to adopt the Merger Agreement?

A:
For the Company to complete the Merger, stockholders as of the close of business on the record date for the special meeting holding at least a majority of the outstanding shares of our Common Stock entitled to vote must vote "FOR" the adoption of the Merger Agreement. A failure to vote your shares of Common Stock, or broker non-votes, as defined herein, or an abstention from voting will have the same effect as a vote against the adoption of the Merger Agreement.

Q:
What vote of stockholders is required to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies at the special meeting of the stockholders?

A:
Any proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the approval of holders of at least a majority of the Common Stock present, in person or by proxy at the special meeting and entitled to vote on the matter. The special meeting may be adjourned for any other purpose, whether or not a quorum is present, by a majority of the shares of Common Stock present or represented at the special meeting. A failure to vote your shares of Common Stock, or broker non-votes, as defined herein, will not have an effect on the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies. An abstention from voting will have the same effect as a vote against such proposal.

Q:
What vote of stockholders is required to approve the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement?

A:
The vote to approve the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement requires the affirmative vote of holders of at least a majority of the shares present in person or by proxy at the special meeting and entitled to vote on the matter. The vote to approve such compensation is non-binding on the Company but the results of such vote will be considered by the Company's Board of Directors. A failure to vote your shares of Common Stock, or broker non-votes, as defined herein, will not have an effect on the proposal to approve the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement. An abstention from voting will have the same effect as a vote against such proposal.

Q:
What does it mean if I get more than one proxy card?

A:
If you have shares of our Common Stock that are registered differently and are in more than one account, you will receive more than one proxy card. Please follow the directions for voting on each of the proxy cards you receive to ensure that all of your shares are voted.

Q:
How do I vote without attending the special meeting of the stockholders?

A:
If you are a registered stockholder (that is, if you hold shares of our Common Stock of record in your name), you may submit your proxy and cause your shares to be voted at the special meeting by returning the enclosed proxy card, marked, signed and dated, in the postage-paid envelope provided, or through the Internet by following the instructions included with the enclosed proxy card.

  If you hold your shares through a broker, bank or other nominee, you should follow the separate voting instructions provided by the broker, bank or other nominee with this proxy statement. Your broker, bank or other nominee may provide for proxy submission through the Internet. Please contact your broker, bank or other nominee to determine how to cause your shares to be represented and voted at the special meeting.

Q:
How do I vote in person at the special meeting of the stockholders?

A:
If you are a registered stockholder, you may attend the special meeting and vote your shares in person at the special meeting by giving the secretary of the special meeting a signed proxy card or ballot before voting is closed. If you plan to attend the special meeting, please bring proof of identification with you. Even if you plan to attend the special meeting, we recommend that you submit a proxy to vote your shares in advance as described above, so your vote will be counted even if you later decide not to attend.

  If you hold your shares through a broker, bank or other nominee, you may vote those shares in person at the special meeting only if you obtain and bring with you a signed proxy from the necessary nominees giving you the right to vote the shares. To do this, you should contact your broker, bank or other nominee. You must also bring proof of identification with you.

Q:
Can I change my vote?

A:
You may revoke or change your proxy at any time before it is voted, except as otherwise described below. If you have not voted through your broker, bank or other nominee because you are the registered stockholder, you may revoke or change your proxy in the following ways:

•
You may deliver a written notice to our secretary bearing a date later than the proxy you previously delivered stating that you are revoking your proxy;

•
You may attend the special meeting in person and revoke your proxy by either giving notice of revocation to the inspectors of election at the special meeting or by voting at the special meeting in person; or

•
You may submit another proxy bearing a later date.

  Simply attending the special meeting will not constitute revocation of a proxy. If your shares are held in "street name," you should follow the instructions of your broker, bank or other nominee regarding revocation or change of proxies.

Q:
If my shares are held in "street name" by my broker, bank or other nominee, will my nominee vote my shares for me?

A:
Yes, but only if you provide instructions to your broker, bank or other nominee on how to vote. You should follow the directions provided by your broker, bank or other nominee regarding how to instruct your broker, bank or other nominee to vote your shares. Without those instructions, your shares will not be voted and, accordingly, will have the effect of votes "AGAINST" the adoption of the Merger Agreement.

Q:
Is it important for me to vote?

A:
Yes, because we cannot complete the Merger without the affirmative vote of at least a majority of the outstanding shares of our Common Stock that are entitled to vote. Your failure to vote will have the same effect as a vote "AGAINST" the adoption of the Merger Agreement.

Q:
Will I have appraisal rights as a result of the Merger?

A:
Yes, but only if you comply with the requirements of Delaware law. A copy of the applicable Delaware statutory provision is included as Annex D to this proxy statement and a summary of this provision can be found under "Appraisal Rights" beginning on page 80 of this proxy statement. You will only be entitled to appraisal rights if you do not vote in favor of the adoption of the Merger Agreement and comply fully with certain other requirements of Delaware law, including submitting a notice of your intention to seek appraisal to our Secretary prior to the taking of the vote on that proposal at the special meeting.

Q:
What happens if I sell my shares before the special meeting?

A:
The record date of the special meeting is earlier than the special meeting and the date that the Merger is expected to be completed. If you transfer your shares of Common Stock after the record date but before the special meeting, you will retain your right to vote at the special meeting, but will have transferred the right to receive $14.50 per share in cash to be received by our stockholders in the Merger. In order to receive the merger consideration for a share, you must hold that share at the effective time of the Merger.

Q:
Will a proxy solicitor be used?

A:
Yes. The Company has engaged Alliance Advisors, LLC to assist in the solicitation of proxies for the special meeting. The Company estimates it will pay Alliance Advisors, LLC a fee of $    •    , plus reimbursement for reasonable administrative and out-of-pocket expenses incurred in connection with the solicitation.

Q:
Should I send in my stock certificates now?

A:
No. Assuming the Merger is completed, you will receive a letter of transmittal with instructions informing you how to send your stock certificates to the paying agent, shortly thereafter, in order to receive the merger consideration, without interest and less any applicable withholding tax. You should use the letter of transmittal to exchange the Company stock certificates for the merger consideration to which you are entitled as a result of the Merger. Please do not send any stock certificates with your proxy.

Q:
When do you expect the Merger to be completed?

A:
We are working to complete the Merger as quickly as possible. In addition to obtaining stockholder approval, all of the conditions to the Merger must have been satisfied or waived. Subject to the satisfaction or waiver of all the conditions to the Merger, we currently expect to complete the Merger by the end of 2012.

Q:
Where can I find more information about the Company?

A:
We file certain information with the SEC. You may read and copy this information at the SEC's public reference facilities. You may call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available at the Internet site the SEC maintains at www.sec.gov. You can also request copies of the documents we file with the SEC from us. See "Where You Can Find Additional Information" on page 88.

Q:
Why am I being asked to consider and vote upon a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement?

A:
Under SEC rules, the Company is required to seek a non-binding, advisory vote with respect to the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger, or "golden parachute" compensation.

Q:
What will happen if the Company's stockholders do not approve the golden parachute compensation?

A:
Approval of the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement is not a condition to completion of the Merger. Although the results of the vote will be considered by our Board of Directors, the vote is an advisory vote and will not be binding on the Company. Therefore, if the Merger Agreement is adopted by the Company's stockholders and the Merger is completed, this compensation, including amounts that the Company is contractually obligated to pay, would still be payable regardless of the outcome of the advisory vote, subject only to the conditions applicable thereto.

Q:
Who can help answer my other questions?

A:
If you (i) have more questions about the Merger or the special meeting, (ii) require assistance in submitting your proxy or voting your shares or (iii) need additional copies of the proxy statement or the enclosed proxy card, please contact Alliance Advisors, LLC, our proxy solicitor, in writing at Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003, or by telephone at    •    (stockholders) or    •    (banks and brokers). If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, its annexes and the documents referred to in this proxy statement, contain "forward-looking statements", within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, based on estimates and assumptions. Forward-looking statements include information concerning possible or assumed future results of operations of the Company, the expected completion and timing of the Merger and other information relating to the Merger and the parties thereto. There are forward-looking statements throughout this proxy statement, including, among others, under the headings "Summary," "The Merger," "Certain Unaudited Prospective Information of the Company" and in statements containing the words "may," "should," "would," "will," "expect," "could," "anticipate," "believe," "estimate," "plan," "intend," "continue," "contemplate" and similar expressions and references to future periods. You are cautioned not to place undue reliance on these forward-looking statements. You should be aware that forward-looking statements involve known and unknown risks and uncertainties. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that the actual results or developments we anticipate will be realized, or even if realized, that they will have the expected effects on the business or operations of the Company. These forward-looking statements speak only as of the date on which the statements were made and are based on the Company's current expectations and are subject to certain assumptions, risks, uncertainties and changes in circumstances due to future events, as well as changes in economic, competitive, regulatory and/or technological factors affecting the Company's business. We undertake no obligation to publicly update or revise any forward-looking statements made in this proxy statement or elsewhere as a result of new information, future events or otherwise. In addition to other factors and matters contained or incorporated in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

  •
  the current market price of our Common Stock may reflect a market assumption that the Merger will be completed or that a superior offer may be received from a third party, and a failure to complete the Merger could result in a decline in the market price of our Common Stock;

  •
  the inability to complete the Merger due to the failure to obtain stockholder approval or the failure to satisfy other conditions to consummation of the Merger;

  •
  the failure of the Merger to close for any other reason;

  •
  the occurrence of any event, change or other circumstances that could give rise to a termination of the Merger Agreement;

  •
  under certain circumstances, we may have to pay a termination fee to Forestar or reimburse it for certain expenses;

  •
  the outcome of legal proceedings that have been, and other proceedings that may be, instituted against the Company and others related to the Merger Agreement;

  •
  our remedies against Forestar with respect to certain breaches of the Merger Agreement may not be adequate to cover our damages;

  •
  the Merger may disrupt current business plans and operations and there may be potential difficulties in attracting and retaining employees as a result of the announcement of the Merger;

  •
  due to certain restrictions imposed in the Merger Agreement, we may be unable to respond effectively to competitive pressures, industry developments and future opportunities;

  •
  the effect of the announcement of the Merger on our business relationships, operating results and business generally;

  •
  the costs, fees, expenses and charges we have, and may, incur related to the Merger, whether or not the Merger is completed;

  •
  matters related to the Calliope Gas Recovery System, including projections for future use of Calliope and the success of Calliope;

  •
  our future financial position, including working capital and anticipated cash flow, amounts and nature of future capital expenditures, expectations regarding oil and natural gas prices and demand, the effectiveness of the Company's hedging transactions, and projections of operating costs and other expenses;

  •
  the results of our current and planned production activities, including wells to be drilled or reworked, diversification of exploration, capital exposure, risk and reserve potential of drilling activities, estimates of proved oil and natural gas reserves, expectations and projections regarding joint ventures and reserve, development and drilling potential;

  •
  the effects of federal, state and local regulation, including the outcome of judicial or regulatory proceedings;

  •
  changes in political conditions in the United States and abroad; and

  •
  changes in the competitive environment in which the Company operates.

        The foregoing sets forth some, but not all, of the factors that could impact our ability to achieve results described in any forward-looking statements. A more complete description of the risks applicable to us is provided in our filings with the SEC available at the SEC's Internet site at www.sec.gov, including our most recent filings on Forms 10-Q and 10-K. You also should understand that it is not possible to predict or identify all risk factors and that neither this list nor the factors identified in our SEC filings should be considered a complete statement of all potential risks and uncertainties.

THE SPECIAL MEETING

General

Date, Time and Location of the Special Meeting

        This proxy statement is being furnished in connection with the solicitation of proxies to be voted at the special meeting of stockholders, or the special meeting, of the Company to be held on    •    , 2012 at    •    , local time, at     •    located at    •    .

Purpose of the Special Meeting

        The purpose of the special meeting is (i) to consider and vote on a proposal to adopt the Merger Agreement, (ii) to vote on the adjournment of the special meeting to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement, (iii) to consider and vote upon a non-binding, advisory proposal to approve the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement, and (iv) the transaction of such other business as may properly come before the special meeting or any adjournment or postponement thereof. We currently are not aware of any other business or matter to come before the special meeting. If, however, any other matter properly comes before the special meeting, the persons named as proxies in the accompanying proxy will, in their discretion, vote thereon in accordance with their best judgment. This proxy statement and the enclosed proxy card are being mailed to stockholders on or about    •    , 2012. The enclosed proxy card is solicited by our Board of Directors and will be voted at the special meeting and any adjournments or postponements thereof. Shares of Common Stock represented by a properly executed proxy card in the accompanying form will be voted at the special meeting in accordance with any instructions specified by the stockholder. If you return your proxy card but no instructions are given, the stockholder's shares will be voted in accordance with the recommendations of our Board of Directors "FOR" each of the proposals presented in this proxy statement. Those proposals and the Board of Directors' recommendations are described later in this proxy statement.

Solicitation

        The Company will bear the expenses in connection with the solicitation of proxies. Solicitation will be made by mail, but may also be made by telephone, personal interview, facsimile or personal calls by our officers, directors or employees who will not be specially compensated for such solicitation. We may request brokerage houses and other nominees or fiduciaries to forward copies of this proxy statement to beneficial owners of Common Stock, and we may reimburse them for reasonable out-of-pocket expenses incurred in doing so.

 Voting Rights and Outstanding Shares

        Our Board of Directors has fixed the close of business on    •    , 2012 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting, or any adjournment or postponement thereof. All holders of record of our Common Stock on that date will be eligible to vote at the special meeting. The presence at the special meeting, in person or by proxy, of at least a majority of the outstanding shares of Common Stock entitled to vote at the special meeting will constitute a quorum for the transaction of business at the special meeting. Votes cast in person or by proxy through the enclosed proxy card or via the Internet at the Internet address provided on each proxy card, and abstentions and broker non-votes (which we define below), will be tabulated by the inspectors of election and will be considered in the determination of whether a quorum is present at the special meeting. Ballots marked "abstain" will be counted as present and entitled to vote for purposes of determining whether a quorum exists for matters subject to a vote by the stockholders. If, with respect to any shares, a broker, bank or other nominee submits a proxy card indicating that instructions have not been received from the beneficial owners or the persons entitled to vote, and if that broker, bank or other nominee does not have discretionary authority to vote such shares (such votes referred to herein as "broker non-votes") on the proposals brought before the special meeting, such shares will be treated as present and entitled to vote for purposes of determining whether a quorum exists for matters subject to a vote by the stockholders. As of    •    , 2012, we had    •    shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

        The adoption of the Merger Agreement requires the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock entitled to vote. Because the vote required to adopt the Merger Agreement is based on the total number of votes entitled to be cast by the holders of our outstanding Common Stock rather than on the number of votes cast, failure to vote your shares of our Common Stock (including as a result of broker non-votes) and abstentions will have the same effect as voting "AGAINST" the proposal to adopt the Merger Agreement.

        The vote to approve the compensation that may be paid or become payable to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement requires the affirmative vote of holders of at least a majority of the shares present in person or by proxy at the special meeting and entitled to vote thereon. Such vote is non-binding but the results of such vote will be considered by our Board of Directors. Failure to vote your shares of our Common Stock (including as a result of broker non-votes) will have no effect on the proposal to approve such compensation and abstentions will have the same effect as a vote "AGAINST" the proposal to approve such compensation.

        Approval of the proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies requires the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the special meeting and entitled to vote on the matter. The special meeting may be adjourned for any other purpose, whether or not a quorum is present, by the affirmative vote of at least a majority of the shares of Common Stock present in person or by proxy at the special meeting or by the presiding officer of the meeting which will be the Chairman of the Board of Directors or, if he is not in attendance at the special meeting, the most senior officer of the Company present at the special meeting.

        ALL STOCKHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE SUBMIT A PROXY TO VOTE BY INTERNET AS INDICATED ON THE ENCLOSED PROXY CARD OR COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED

STATES) IS ENCLOSED FOR THAT PURPOSE. PLEASE DO NOT SEND YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.

        IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE, AND YOU WISH TO VOTE AT THE SPECIAL MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

        YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU ARE PRESENT AT THE SPECIAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON AND THE PROXY WILL NOT BE USED.

        PLEASE READ THIS PROXY STATEMENT FOR FURTHER INFORMATION CONCERNING THE MATTERS TO BE ACTED UPON AT THE SPECIAL MEETING AND THE USE OF THE PROXY.

Revocability of Proxies

        You may revoke the proxy at any time before it is used in the following ways:

  •
  You may make delivery of a written notice of revocation to our Secretary;

  •
  You may attend the special meeting in person and revoke your proxy by either giving notice of revocation to the inspectors of election at the special meeting or by voting at the special meeting in person; or

  •
  You may submit another proxy bearing a later date.

        If you hold your shares in "street name," you must contact your broker, bank or other nominee to determine how to revoke your original proxy.

        All written notices of revocation or other communications with respect to revocation of proxies should be addressed to our Secretary at our principal executive offices as follows: CREDO Petroleum Corporation, 1801 Broadway, Suite 900, Denver, Colorado 80202 Attention: Secretary.

Householding of Proxy Materials

        The SEC has adopted rules that permit companies and intermediaries (such as brokers) to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, known as "householding," potentially means extra convenience for stockholders and cost savings for companies. Some intermediaries with customers who are our stockholders will be "householding" our proxy materials, unless contrary instructions have been received from the customers. We will promptly deliver, upon oral or written request, a separate copy of the proxy statement to any stockholder sharing an address to which only one copy was mailed. Requests for additional copies should be directed to Alliance Advisors, LLC, our proxy solicitor, in writing at Alliance Advisors, LLC, 200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003, or by telephone at    •    (stockholders) or    •    (banks and brokers), or to the Company at 1801 Broadway, Suite 900, Denver, Colorado 80202, Attention: Secretary, or by telephone at (303) 326-2200.

        Once a stockholder has received notice from such stockholder's broker that the broker will be "householding" communications to the stockholder's address, "householding" will continue until the stockholder is notified otherwise or until the stockholder revokes such stockholder's consent. If, at any time, a stockholder no longer wishes to participate in "householding" and would prefer to receive separate copies of the proxy statement, the stockholder should so notify such stockholder's broker. Any stockholder who currently receives multiple copies of the proxy statement at such stockholder's address and would like to request "householding" of communications should contact such stockholder's broker.

If you hold shares of Common Stock in your own name as a holder of record, "householding" will not apply to your shares because the Company does not utilize householding.

Adjournments and Postponements

        Although it is not currently expected, the special meeting may be adjourned or postponed for the purpose of soliciting additional proxies. Any adjournment may be made without notice, other than an announcement made at the special meeting, unless the adjournment is for more than 30 days or if after the adjournment a new record date is fixed for the adjourned meeting. If a quorum exists, the special meeting may be adjourned for the purpose of soliciting additional proxies in favor of the adoption of the Merger Agreement by the affirmative vote of the holders of at least a majority of the votes of Common Stock present in person or represented by proxy at the special meeting and entitled to vote on the matter. In addition, holders of a majority of the shares of Common Stock present at the special meeting in person or represented by proxy or the presiding officer of the meeting, which will be the Chairman of the Board of Directors or, if he is not in attendance at the special meeting, the most senior officer of the Company present at the special meeting, may adjourn the special meeting for any purpose, whether or not a quorum is present. Any signed proxies received by the Company will be voted in accordance with the instructions therein or, if not marked, in favor of an adjournment in these circumstances, and a proxy voted "AGAINST" the proposal for the adjournment of the special meeting will not be voted in favor of an adjournment for the purpose of soliciting additional proxies. Any adjournment of the special meeting for the purpose of soliciting additional proxies will allow the Company stockholders who have already sent in their proxies to revoke them prior to their use at the special meeting, reconvened following such adjournment, in the manner described above. Broker non-votes, if any, will not have any effect on the adjournment of the special meeting, and abstentions, if any, will have the same effect as a vote "AGAINST" the adjournment of the special meeting.

Other Business at Special Meeting

        The only items of business that our Board of Directors intends to present or knows will be presented at the special meeting are the items discussed in this proxy statement. The proxy confers discretionary authority upon the persons named in it, or their substitutes, to vote on any other items of business that may properly come before the special meeting.

THE PARTIES TO THE MERGER

CREDO Petroleum Corporation

        The Company was incorporated in Colorado in 1978 and reincorporated in Delaware in 2009. The Company and its wholly owned subsidiaries, SECO Energy Corporation and United Oil Corporation, are headquartered in Denver, Colorado. The Company is engaged in the exploration for and the acquisition, development and marketing of, crude oil and natural gas in the Mid-Continent and Rocky Mountain regions. The Company is currently conducting oil-focused drilling projects in the North Dakota Bakken and Three Forks, Kansas and Nebraska and in the Texas Panhandle. The Company uses advanced technologies to systematically explore for oil and gas and, through its patented Calliope Gas Recovery System, to recover stranded reserves from depleted gas reservoirs. The Company acts as the "operator" of oil and gas properties in Kansas, Nebraska, Wyoming, Colorado and Texas. United Oil Corporation is an active operator doing business primarily in Oklahoma and SECO Energy Corporation primarily owns royalty interests in the Rocky Mountain region. The Company has operating activities in nine states and has 15 employees.

        The address of the Company's principal executive office is 1801 Broadway, Suite 900, Denver, Colorado 80202-3837 and the Company's telephone number is (303) 297-2200.

 Forestar Group Inc.

        Forestar Group Inc. is a real estate and natural resources company which operates in three business segments: real estate, mineral resources and fiber resources. At year-end 2011, the real estate segment owns directly or through ventures almost 147,000 acres of real estate located in nine states and 12 markets in the United States. The real estate segment has 16 projects representing about 28,000 acres currently in the entitlement process, and 75 entitled, developed and under development projects in seven states and 11 markets encompassing over 16,000 acres, comprised of over 27,000 residential lots and about 2,500 commercial acres, principally in the major markets of Texas. The mineral resources segment manages about 595,000 net acres of oil and gas mineral interests located principally in Texas, Louisiana, Alabama and Georgia. Also included in the mineral resources segment is a 45% nonparticipating royalty interest in groundwater produced or withdrawn for commercial purposes from approximately 1.4 million acres in Texas, Louisiana, Georgia and Alabama and about 17,800 acres of groundwater leases in Central Texas. The fiber resources segment includes the sale of wood fiber and management of Forestar's recreational leases.

        Prior to December 28, 2007, Forestar was a wholly-owned subsidiary of Temple-Inland Inc. On December 28, 2007, Temple-Inland distributed all of the issued and outstanding shares of Forestar common stock to its shareholders in a transaction commonly referred to as a spin-off. Forestar's real estate origins date back to 1955 with a decades-long legacy of residential and commercial real estate development operations, primarily in Texas. Forestar's mineral resources origins date back to the mid-1940s when it began leasing oil and gas mineral interests to third-party exploration and production companies.

        The address of Forestar's principal executive office is 6300 Bee Cave Road, Building Two, Suite 500, Austin, Texas 78746-5149 and Forestar's telephone number is (512) 433-5200.

Merger Sub

        Merger Sub is a Delaware corporation, and wholly owned subsidiary of Forestar, formed for the sole purpose of completing the Merger. Pursuant to the terms and subject to the conditions of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Forestar.

THE MERGER

        This discussion of the Merger is qualified in its entirety by reference to the Merger Agreement, which is attached to this proxy statement as Annex A. We highly recommend that you read the Merger Agreement carefully and in its entirety, as it is the definitive legal document that governs the Merger.

Background of the Merger

        Our Board of Directors has periodically discussed and reviewed our strategic goals and alternatives, performance and prospects as part of its ongoing evaluation of our business and its strategic planning. From time to time over the years we have been approached by third parties, such as Forestar, about our interest in a sale of the Company. The timeline with respect to this proposed merger is discussed below.

General Background Summary

        Our Board of Directors, in consultation with our management, is actively involved in strategic planning for the Company, which, from time to time, has included consideration of a wide range of strategic alternatives. In addition to concerns regarding an oversupply of natural gas in the U.S. and the related declines in natural gas prices, our Board has continued to be concerned about issues such as the illiquidity of the Common Stock. Trading volumes generally range between 3,000 shares and 10,000 shares per day, and at times fall below 2,000 shares in a day, therefore creating liquidity issues for most stockholders regardless of the number of shares held by such stockholders. The Board was also particularly concerned about the increasing difficulty of competing with larger companies, given the Company's relatively small size and its relatively limited financial resources. In addition, increasing regulation has become a significant burden on the Company's manpower and resources.

        Several years ago, our Board made the strategic decision to rapidly transition Credo's business away from almost exclusively natural gas by focusing primarily on building oil production and reserves. This transition involved an aggressive drilling program and the need for new capital to fund the Company's drilling activities. While the transition has been successful, it has created additional strategic and organizational issues that are frequently associated with rapid growth including manpower shortages, the need for substantial systems upgrades to accommodate such growth, cash flow limitations, and the need for new capital to fund growth.

        Beginning in late 2010, the Board intensified its consideration of strategic alternatives to either monetize the Company's value for our stockholders or significantly increase the size of the Company to address liquidity, scale, regulatory, financing and other issues faced by the Company. The Board concluded that in order to adequately grow the Company and build value for its stockholders, the Company would need to, among other things, add new employees, upgrade its systems, and generally overhaul and revamp various aspects of its business. Because additional financing would be needed to accomplish this growth, the Board considered retaining financial and public relations advisors to aid in these efforts and to assist the Company in developing a more active investor relations program. In view of historically high crude oil prices over recent periods and the momentum that the Company had established in its transition from gas to oil, our Board also considered the option of monetizing the value of the Company for its stockholders through a merger and acquisition transaction where the Company would be sold.

        James T. Huffman, Chairman of the Board and retired Chief Executive Officer of the Company, led the Company's efforts, under the direction of the Board, in pursuing its strategic alternatives because of his familiarity with and knowledge of the Company's business and assets and his extensive experience in the oil and gas industry, and because the Company's then-current management was primarily focused on the Company's operations.

Specific Transaction Events

        On April 18, 2011, Mr. Huffman received an unsolicited telephone call from Mr. Flavious Smith, Executive Vice President—Mineral Resources of Forestar, inquiring as to whether the Company would be interested in a strategic transaction with Forestar. Mr. Huffman had a longstanding business relationship with Mr. Flavious Smith dating back to the mid-1980s. Mr. Huffman informed Mr. Flavious Smith that the Board was open to considering strategic options that would create value for its stockholders. Mr. Huffman subsequently informed Marlis E. Smith, the Company's then Chief Executive Officer, of the conversations with Mr. Flavious Smith and had telephone conversations with other members of the Board regarding Forestar's interest in the Company.

        Via electronic mail on May 2, 2011, Mr. Marlis Smith informed the entire Board of Mr. Huffman's conversations with Mr. Flavious Smith. On May 6, 2011, the Company entered into a confidentiality agreement with Forestar, which included a standstill provision, to permit the parties to have more detailed discussions about a possible strategic transaction and for Credo to provide Forestar certain non-public information. On the same date, Forestar also executed a confidentiality agreement with Netherland, Sewell & Associates, Inc. pursuant to which Netherland, Sewell & Associates was authorized by the Company to disclose reserve information to Forestar with regard to the Company's oil and gas properties.

        At that time, the Company was involved in an employment lawsuit with a former officer that required significant Board and management attention. Furthermore, the Board wanted to obtain additional results from its 2010 and 2011 drilling programs before engaging in substantive negotiations regarding a potential transaction. Accordingly, on May 19, 2011, Mr. Huffman and Mr. Flavious Smith agreed that in-depth discussions should be delayed until resolution of the lawsuit. In the meantime, Mr. Flavious Smith requested and was provided certain non-public information about the Company's production, reserves and capital expenditures.

        On August 9, 2011, the Company settled the employment lawsuit and, at an August 16, 2011 Board meeting, the Board continued to discuss the Company's strategic alternatives and, among other things, authorized Mr. Huffman and management to engage in substantive discussions concerning a possible strategic transaction between the Company and Forestar. Shortly thereafter, Mr. Huffman contacted Mr. Flavious Smith, who indicated to Mr. Huffman that Forestar continued to be interested in a strategic transaction with the Company. In response, Mr. Huffman reiterated to Mr. Flavious Smith that while the Company was interested in discussing a possible transaction with Forestar, such discussion might still be premature pending further results from the Company's drilling programs.

        On September 14, 2011, the Company and Forestar entered into an amendment to the May 6, 2011, confidentiality agreement to authorize Forestar to contact RCH Energy Opportunity Fund II, LP ("RR Advisors"), or any of the RCH Energy entities that owned Common Stock, and to authorize Forestar to discuss with RR Advisors the possibility of purchasing not less than all of the Common Stock owned by various RCH Energy entities, consisting of 1,837,000 shares. On September 26, 2011, Mr. Flavious Smith met with Robert Raymond in Dallas, Texas, to discuss the Company in general. Mr. Raymond is the sole member of RR Advisors, which controls the various RCH Energy entities who hold the Company's Common Stock. No substantive discussions took place between Forestar and RR Advisors regarding a possible purchase of Common Stock owned by the various RCH Energy entities. The authorization expired on November 11, 2011.

        On October 27, 2011, Mr. Marlis E. Smith informed the Board that he did not intend to renew his employment agreement upon its expiration at the end of 2011. The pending executive transition added another element of uncertainty to the Company's alternative of pursuing significant growth and, thus, intensified the Board's consideration of the relative merits of a possible merger or sale transaction. At its October 27, 2011 meeting, the Board determined to actively pursue two parallel paths: (i) to solicit interest in a strategic merger or sale transaction, including but not limited to a possible transaction with Forestar, and (ii) to search for a new chief executive officer and to continue implementing strategies to significantly grow the Company as a standalone entity. At that Board meeting, the Board also discussed the increased production and reserves resulting from the Company's successful drilling program and the resulting anticipated improvement in financial performance. While these developments improved the likelihood that the Company could successfully pursue a growth strategy, the Board also expected them to render the Company more attractive for acquisition. Due to substantial uncertainties and risk associated with both strategies, the Board believed that it was in the stockholders' and Company's best interest to pursue the growth and sale options on parallel paths.

        The Board believed that both a sale transaction and significant growth options were potentially viable alternatives for the Company. However, the Board viewed a properly priced sale transaction as the superior option due to the significant risks associated with the rapid growth strategy, including commodity price risks, increasing costs of doing business, and other general regulatory and economic risks. In response to Mr. Marlis Smith's plans to step down as chief executive officer, on November 2, 2011, the Board issued a press release publicly announcing Mr. Marlis Smith's decision and indicating that the Company was considering its strategic options. Mr. Huffman was quoted in the release saying "the Board will ... take this opportunity to carefully consider and evaluate other strategic options which may be available to the Company."

        On or about November 23, 2011, Messrs. Huffman and Marlis E. Smith made a presentation to Mr. Flavious Smith and other representatives of Forestar in the Company's offices which included public information about the Company as well as non-public information such as projected income through October 31, 2012 and internally prepared production and reserve estimates. Between November 2011 and January 2012, Mr. Flavious Smith requested and was provided certain additional non-public information concerning the Company, including but not limited to, capital expenditure estimates and updated information regarding the Company's production and reserves.

        On November 29, 2011, a public oil and gas company, referred to herein as "Company A," expressed interest in a strategic transaction with the Company and signed a confidentiality agreement. Messrs. Huffman and Marlis E. Smith subsequently gave a non-public presentation to Company A's chief executive officer and vice president similar to that provided to Forestar. Company A subsequently reported to the Company that the Company's assets as a whole were not a good strategic fit for Company A, but that Company A was interested in the Company's Bakken assets. The Company believed an asset sale involving only a portion of the Company's assets would be unlikely to provide the most value to the Company's stockholders, especially when taking into consideration the tax consequences of such a transaction.

        On December 20, 2011, two private investors, collectively referred to herein as "Investor A," expressed interest in a strategic transaction with the Company and signed a confidentiality agreement. One of the investors was the former chief executive officer of a public oil and gas company whose assets were primarily located in the Bakken. Mr. Huffman subsequently gave a presentation to Investor A similar to that provided to Forestar and Company A. The Company did not receive encouragement during the meeting from Investor A and, based on Investor A's reaction to the presentation, did not engage in further discussions. The Company has received no subsequent inquiry or response from Investor A.

        During November and December 2011, Mr. Huffman contacted the managing member of a privately-held company with oil and gas assets, herein referred to as "Company B," regarding a strategic transaction. Company B signed a confidentiality agreement on December 20, 2011 and Mr. Huffman subsequently gave a non-public presentation to Company B similar to that provided to Forestar and the other interested parties. Company B subsequently responded that a transaction involving a purchase of the entire Company was not tax advantageous for Company B and that Company B believed that obtaining financing for any such transaction would be difficult therefore further discussions between the Company and Company B occurred.

        In late December 2011, Mr. Huffman was contacted by the chief executive officer of a public oil and gas company, referred to herein as "Company C," who inquired about the Company's interest in a strategic transaction with Company C involving a combination of the two companies. Mr. Huffman contacted Mr. Oakley Hall, a director and chairman of the Company's audit committee, regarding the call and requested that Mr. Hall review the recent SEC filings for Company C. Messrs. Huffman and Hall ultimately concluded that, given the relatively small size of Company C and its preference for a stock merger, a combination with Company C would not satisfy the Company's strategic goals.

        In January 2012, Mr. Huffman and Mr. Leigh Severance, a member of the Company's Board, attended an investor presentation by a public oil and gas company, referred to herein as "Company D." After the presentation, Messrs. Huffman and Severance met privately with Company D's chief executive officer, vice president and an external public relations representative. Company D subsequently signed a confidentiality agreement and Mr. Huffman gave a presentation to Company D's chief executive officer, vice president and public relations representative similar to that provided to Forestar and the other interested parties. Company D made the Company aware that its strategy was highly dependent on future results of its drilling activities. Subsequently, the Company received no further inquiry or response from Company D.

        In late January 2012, Mr. Huffman was contacted by a private equity investor, referred to herein as "Investor B", who inquired about the Company's interest in a strategic transaction with a private oil and gas company, referred to herein as "Company E." Subsequently, Investor B and Company E signed a confidentiality agreement and Mr. Huffman gave a presentation to Investor B and Company E's chief executive officer similar to that provided to the other interested parties. Mr. Huffman informed Mr. Brown, a member of the Company's Board, of the contact because Company E made him aware of a previous acquaintance with Mr. Brown. Messrs. Huffman and Brown ultimately concluded that, given the relatively small size of Company E and its preference for a stock merger, a combination with Company E would not satisfy the Company's strategic goals.

        As part of its strategic alternatives analysis, the Company began discussions with potential financial advisors beginning in October 2011. At a January 26, 2012 Board meeting, Northland Capital Markets made a presentation to the Board regarding its services and background in oil and gas transactions, with a particular focus on Bakken assets. After Northland Capital Markets' presentation, the Board authorized the negotiation of mutually acceptable terms and conditions of a potential engagement of Northland Capital Markets to provide the Company with investment banking services.

        On February 20, 2012, a representative of an oil and gas focused investment banking firm with whom the Company had prior conversations called Mr. Huffman and informed him that there might be some interest from private companies desiring to engage in a reverse merger with public companies like the Company. He noted that such strategy could result in a "seasoned and successful management team" becoming the management of the Company. Mr. Huffman said that the Company would consider all forms of strategic transactions and asked the representative to inform the Company of any such opportunities. There has been no subsequent contact with such representative.

        On or around February 20, 2012, Mr. Flavious Smith contacted Mr. Huffman to request a meeting to further discuss a potential transaction between the Company and Forestar. They agreed to meet at the Company's offices in Denver on February 29, 2012.

        On February 29, 2012, Mr. Jim DeCosmo, president and chief executive officer of Forestar, and Mr. Flavious Smith, met with Mr. Huffman in the Company's offices. During the meeting, Mr. DeCosmo made a verbal indication of interest for Forestar to purchase 100% of the Common Stock for total consideration of $135 million, to be split 50/50 between cash and common stock of Forestar, and provided a draft exclusivity agreement providing for a 60-day exclusivity period. Mr. Huffman indicated his belief that the Board would consider such indication of interest to be inadequate but indicated that he would make the Board aware of it.

        On March 1, 2012, Mr. Huffman sent a confidential letter to all Company directors informing them about the details of his February 29, 2012 meeting with Messrs. DeCosmo and Flavious Smith.

        On March 7, 2012, Mr. DeCosmo called Mr. Huffman and indicated that Forestar would also consider making an all cash offer of $12.00 per share. Mr. Huffman indicated that, given that the previous proposal of approximately $13.50 per share (split 50/50 between cash and stock) was considered by the Board to be low, he did not believe that a cash offer of $12.00 per share would be well received by the Board. Mr. Huffman continued to have numerous discussions with other members of the Board during this period. The directors encouraged Mr. Huffman to continue to engage Forestar in in-depth discussions about the Company's business and operational results as a way to help Forestar better understand the Company's value potential to a purchaser.

        On March 12, 2012, the Company executed a confidentiality agreement in favor of Forestar pursuant to which the Company agreed to keep Forestar's information confidential. In addition, Forestar entered into a standstill agreement with the Company pursuant to which Forestar agreed that it would not, among other things acquire, offer to acquire, or agree to acquire any securities (or beneficial ownership thereof) of the Company without the Company's consent.

        On March 21, 2012, Messrs. Huffman, Hall, Meyer, Rigas, Brown and Skewes, directors of the Company, met with Messrs. DeCosmo and Flavious Smith and members of Forestar's senior management in Forestar's corporate headquarters in Austin, Texas to receive information about Forestar, including Forestar's analysis of historical operating data of each company.

        On March 23, 2012, Mr. Huffman called Mr. DeCosmo to request additional information about Forestar. Mr. Huffman continued to stress that the proposed cash/stock price of $13.50 was below the Board's expectations and that the Board was hopeful that Forestar would recognize additional value during its due diligence process. The same day, Mr. Flavious Smith and Mr. Huffman had further discussions, including discussions regarding value.

        On March 26, 2012, Mr. Huffman returned to Forestar's offices in Austin in order to show the Company's presentation directly to Mr. DeCosmo. Mr. Huffman continued to stress that the proposed price of $13.50 was below the Board's expectations and that the Board was hopeful that Forestar would recognize additional value if it engaged in a comprehensive due diligence process.

        On March 30, 2012, Mr. Huffman received a call from Mr. DeCosmo during which Mr. DeCosmo made a verbal indication of interest of $14.50 per share, subject to due diligence, with consideration consisting of 50% cash and 50% stock. Mr. Huffman agreed to take the $14.50 indication of interest to the Board and subsequently discussed the indication of interest with certain directors.

        Following negotiations between Northland Capital Markets and Mr. Huffman, Northland Capital Markets made a second presentation to the Board at its April 5, 2012 meeting, which included additional background regarding Northland Capital Markets together with an assessment of the Company's current market value, an assessment of borrowing and public stock sale options and an 18 to 24 month plan to communicate the Company's plans and value to investors, raise capital, and add market value to the Common Stock. The Board subsequently authorized Mr. Huffman to conduct further negotiations with Northland Capital Markets and to enter into a mutually acceptable investment banking engagement letter with Northland Capital Markets.

        At an April 5, 2012 Board meeting in Denver, Messrs. DeCosmo and Flavious Smith made a presentation about Forestar, including operational information regarding a combination of Forestar and the Company. Forestar's verbal indication of price at that time was $14.50 per share, subject to due diligence, in a 50% cash and 50% stock transaction. Forestar also presented a 60-day exclusivity agreement covering a proposed period during which due diligence would be conducted. After the representatives of Forestar left the meeting, the Board authorized Mr. Huffman to continue merger discussions with Forestar, to obtain a formal indication of interest outlining Forestar's proposal, and to enter into an exclusivity agreement for due diligence purposes. At that time, there were no active discussions with other potentially interested parties.

        On April 9, 2012, Mr. DeCosmo called Mr. Huffman to discuss terms of a proposed exclusivity agreement and the Company's interim Chief Executive Officer.

        On or around April 9, 2012, Mr. Huffman requested that Mr. Flavious Smith come to Denver for an updated presentation regarding the opportunity and value of the Company's non-Bakken assets.

        On April 9, 2012, Mr. Huffman contacted Mr. Flavious Smith to request that Forestar provide a written indication of interest outlining the terms for a proposed transaction between the Company and Forestar.

        On April 10, 2012, the Company received an indication of interest letter executed by Forestar proposing the purchase of all of the Common Stock for $14.50 per share with consideration consisting of 50% cash and 50% stock.

        Between April 12, 2012 and April 16, 2012, the Company received revised indication of interest letters executed by Forestar proposing the same transaction consideration and acknowledging the

Company's request, given the proposed issuance of Forestar stock to the Company's stockholders, for Forestar to appoint one member of the Company's Board to Forestar's board of directors following consummation of the proposed transaction.

        On April 16, 2012, the Company entered into a 45-day exclusivity agreement with Forestar and entered into an amended confidentiality agreement extending the terms of the existing Credo confidentiality agreement and the existing Forestar confidentiality agreement to April 16, 2014. Under the amended Credo confidentiality agreement, Forestar agreed to customary standstill restrictions.

        On April 18, 2012, Mr. Huffman met in Austin with Kenneth M. Jastrow, II, non-executive Chairman of Forestar's board, and Mr. DeCosmo, to discuss the proposed transaction. After the meeting with Mr. Jastrow, Mr. Huffman met with Mr. DeCosmo and David M. Grimm, Forestar's Chief Administrative Officer and General Counsel. Mr. Huffman reiterated that pending negotiation of a mutually acceptable merger agreement, Credo would continue its alternate strategy to remain independent and grow rapidly through oil-focused drilling. In this regard, Mr. Huffman noted that the Company had hired a consultant with the expectation that he would become the Company's chief executive officer if there was no transaction with Forestar. Mr. Huffman also made Forestar aware of the Company's discussions with Northland regarding Northland becoming its primary financial advisor, the Company's discussions with another firm to provide public relations services and the Company's intent to begin making investor presentations.

        On April 20, 2012, Forestar submitted a draft of the Merger Agreement to the Company for review.

        On May 1, 2012, the Company retained Northland Capital Markets to provide investment banking services, including rendering a fairness opinion in any sale transaction prior to the signing of any merger agreement and contacting other potential acquirers during any go-shop period provided for in a merger agreement. On May 3, 2012, the Company also retained Houlihan Lokey to render an additional fairness opinion with respect to the proposed transaction.

        On May 4, 2012, the Company held a Board meeting at which all Directors were present telephonically. Also attending the Board meeting, either in person or telephonically, were representatives of Northland Capital Markets, Houlihan Lokey, and Company legal counsel, Davis Graham and Stubbs LLP and Rothberger, Johnson and Lyons LLP. Among other things, outside counsel advised the directors regarding their fiduciary duties to the stockholders in connection with a sale transaction. The Board then discussed, with input from outside counsel, certain provisions of the Merger Agreement related to, among other things, valuation of the Forestar stock, the possible inclusion of a go-shop provision and appropriate termination fees. The Board authorized Mr. Huffman and outside counsel to continue with negotiations of a Merger Agreement with Forestar and its representatives.

        On May 4, 2012, Mr. DeCosmo called Mr. Huffman to discuss the status of the Company's response to Forestar's Merger Agreement draft.

        On May 7, 2012, Mr. Huffman met informally with various members of the Forestar board of directors to tell them about Credo and its transition from gas to oil and to discuss their vision for Forestar's oil and gas business and the possible transaction.

        During the 45-day exclusivity period that began on April 16, 2012, the NYMEX price of crude oil fell 19% from approximately $103 per barrel to approximately $83 per barrel. During that period the S&P 500 Stock Index fell 4.1% from 1,369.57 to 1,313.32, and the price of Forestar's stock fell 12% from $15.32 to $13.49 per share. Representatives of the Company and Forestar met several times during the exclusivity period to further discuss the Company's business and assets. Between May 15 and June 1, representatives of the Company and Forestar, in consultation with their respective legal counsel and financial advisors, negotiated the terms of the Merger Agreement. There were several conversations between Mr. Huffman and Mr. DeCosmo regarding specific merger agreement provisions, with a particular focus on the exchange ratio valuation mechanics of the Forestar stock and the use of collars to protect the interests of the Company's stockholders.

        Mutual diligence and merger agreement negotiations were conducted contemporaneously during the exclusivity period. On behalf of the Company, Mr. Hall managed the financial due diligence, Mr. Rigas managed the reserve engineering due diligence and participated with Mr. Huffman and the Company's management and senior staff in the oil and gas property due diligence, and Mr. Huffman, in consultation with Mr. Rigas, managed the real estate and legal due diligence. In consultation with the members of the Board, Mr. Huffman also managed the merger agreement negotiations that were conducted with the assistance of Davis Graham & Stubbs LLP.

        On May 24, 2012, Mr. DeCosmo called Mr. Huffman to discuss issues regarding the proposed merger structure.

        On May 25, 2012, Mr. DeCosmo called Mr. Huffman to discuss the negotiations on the terms of the price collar designed to protect the Company's stockholders from volatility in the price of Forestar common stock. There was also discussion regarding the mechanics of setting the exchange ratio in view of the decline in Forestar's stock price. Mr. Huffman informed Mr. DeCosmo that he would consult with other members of the Company's Board regarding those issues and contact Mr. DeCosmo the following day.

        On May 26, 2012, after consultation with other directors, Mr. Huffman called Mr. DeCosmo and informed him that, in light of current economic conditions in the U.S. and Europe, the Company did not want to risk more than a 5% downside on the value of Forestar's stock and therefore would require a 5% collar. However, Mr. Huffman also expressed understanding about Mr. DeCosmo's concern regarding Forestar stock being undervalued and indicated that the Company's Board would, therefore, consider an all cash transaction at $14.50 per share. Mr. DeCosmo said Forestar would consider a cash transaction and that he would contact Mr. Huffman the next day.

        On May 27, 2012, Mr. DeCosmo called Mr. Huffman and said that Forestar would change its proposal to an all cash transaction at $14.50 per share. Based on consultation with members of the Board, Mr. Huffman communicated to Mr. DeCosmo his belief that an all cash transaction would likely be acceptable to the Company.

        Between May 27, 2012, and May 31, 2012, Mr. Huffman and representatives of Davis Graham & Stubbs LLP, Skadden, Arps, Slate, Meagher & Flom LLP and Forestar finalized the Merger Agreement.

        On June 1, 2012, the Company held a Board meeting to consider approval of the Merger Agreement negotiated during the exclusivity period. All directors attended the meeting. In addition, the meeting was attended by representatives of Northland Capital Markets, Houlihan Lokey and Davis Graham & Stubbs LLP. It was reported to the Board that the Merger Agreement and related agreements were in substantially final form, subject to Board comment and approval. At the Board meeting, among other things:

  •
  Representatives from Davis Graham & Stubbs LLP made a presentation to the Board regarding its fiduciary duties to the stockholders, which presentation, and related discussion by the Board, included the Board's fiduciary duties both generally and in regards to the possible Forestar transaction in particular;

  •
  Representatives from Davis Graham & Stubbs LLP provided an overview of the Merger Agreement, and a detailed summary of certain key provisions of the Merger Agreement, including a discussion of the go-shop provisions, fiduciary out provisions, termination events, conditions to closing, termination provisions and fees, answering questions of the directors with respect to the Merger Agreement and transaction structure;

  •
  Representatives of Houlihan Lokey provided its financial analyses and rendered to the Board an oral opinion, which was later confirmed by delivery of a written opinion dated June 1, 2012, to the effect that, as of that date, and based upon and subject to the assumptions, matters considered, qualifications and limitations set forth in its written opinion, the $14.50 per share cash merger consideration to be received by the Unaffiliated Holders pursuant to the proposed Merger Agreement was fair, from a financial point of view, to such holders, as discussed in "Opinion of Houlihan Lokey Financial Advisors, Inc. to the Company's Board of Directors" beginning on page 49; such opinion is attached hereto as Annex C;

  •
  Representatives of Northland Capital Markets provided its financial analyses and rendered to the Board an oral opinion, which was later confirmed by delivery of a written opinion dated June 1, 2012, to the effect that, as of that date, and based upon and subject to the assumptions, matters considered, qualifications and limitations set forth in its written opinion, the $14.50 per share cash merger consideration to be received by the holders of the Common Stock pursuant to the proposed Merger Agreement was fair, from a financial point of view, to such holders, as discussed in "Opinion of Northland Capital Markets" beginning on page 37; such opinion is attached hereto as Annex B;

  •
  The Board discussed positive and negative factors and risks to be considered in connection with the transaction, including those set forth in "Reasons for the Merger; Recommendation of Our Board of Directors" which immediately follows this section; and

  •
  Following careful consideration of the proposed Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, the Board, by unanimous vote, determined that the Merger Agreement and the transactions contemplated by the Merger Agreement are advisable and fair to, and in the best interests of, the Company's stockholders, approved and declared advisable the execution, delivery and performance of the Merger Agreement, the Merger and the other transactions contemplated by the Merger Agreement, and resolved to recommend that the Company's stockholders adopt the Merger Agreement and approve the Merger.

        On June 3, 2012, the board of directors of Forestar approved the Merger Agreement, and representatives of the Company and Forestar executed and delivered the Merger Agreement on June 3, 2012. Prior to the opening of trading on June 4, 2012, Forestar and the Company each issued press releases announcing the execution of the Merger Agreement.

        During the go-shop period beginning on June 3, 2012, Northland Capital Markets, on behalf of the Company, contacted approximately 41 potential financial buyers and 93 potential strategic buyers to determine their interest in pursuing an acquisition of the Company. As a result of these contacts, one financial buyer expressed initial interest in receiving information regarding a proposed acquisition of the Company and three strategic buyers expressed initial interest in acquiring certain of the Company's assets. After further analysis of certain information provided by Northland Capital Markets, each of the potential buyers communicated to Northland Capital Markets that they were no longer interested in pursuing a transaction with the Company and declined to enter into a confidentiality agreement to receive non-public information regarding the Company. The go-shop period expired at 11:59 p.m. on July 3, 2012 without any party having made an acquisition proposal to acquire the Company.

Reasons for the Merger; Recommendation of Our Board of Directors

        In reaching the determinations set forth in the preceding section, our Board of Directors considered a variety of business, financial and market factors based upon, among other items, (i) our

Board of Directors' familiarity with the business and operations of the Company and the industry in which it operates, (ii) management reports and presentations regarding the Company and its properties and assets, financial condition, competitive position, business strategy and prospects, (iii) economic and market conditions as they relate to the oil and gas industry, both on an historical and on a prospective basis, (iv) regional oil and gas business conditions in the Company's primary operating areas, and (v) a careful review of the terms and conditions of the transaction contemplated by the Merger Agreement, including the positive factors set forth below:

  •
  the fact that the $14.50 per share in cash to be received by the Company's stockholders in connection with the Merger represented a premium to recent trading prices, including (i) a premium of approximately 36.0% to the volume-weighted average price of our Common Stock during the 90-day period ending on May 30, 2012; (ii) a premium of approximately 35.8% to the volume-weighted average price of our Common Stock during the 30-day period ending on June 1, 2012; and (iii) a premium of approximately 33.5% to the closing price of $10.86 of our Common Stock on Nasdaq on June 1, 2012;

  •
  the opinion of Northland Capital Markets dated June 1, 2012, to the effect that as of that date and based upon and subject to the assumptions, matters considered, qualifications and limitations set forth therein, the merger consideration to be paid to the Independent Holders pursuant to the Merger Agreement is fair, from a financial point of view, to the Independent Holders;

  •
  the opinion of Houlihan Lokey dated June 1, 2012, to the effect that, as of that date and based upon and subject to the assumptions, matters considered, qualifications and limitations set forth therein, the merger consideration to be paid to the Unaffiliated Holders pursuant to the Merger Agreement is fair, from a financial point of view, to the Unaffiliated Holders;

  •
  the possible alternatives to the sale of the Company, including continuing to operate the Company on a stand-alone basis with consideration to factors such as, among other things, the relative illiquidity of the Company's Common Stock, competitive disadvantages due to the relative small size of the Company compared to most of its competitors, increasing regulatory burdens which apply equally to large and small companies, uncertainty of global economic conditions, other factors which are beyond the Company's control such as oil and gas price volatility and the cost of oil field services, and cash flow constraints on operations, compared to the certainty provided by the Merger to our stockholders;

  •
  the risk that value available to the Company's stockholders on their investment based upon Forestar's offer could be significantly reduced in the short term if the Forestar transaction is not completed;

  •
  the risk that the Company's financial and operating results in future quarters might be materially different from (including by falling short of) the projections of management or investors due to things over which the Company has little or no control, such as U.S. and worldwide economic conditions which effect energy supply, demand and product prices, other factors which effect oil and gas supply, demand and product prices such as the effect of new technologies like horizontal drilling, and drilling and completion costs, particularly in the Bakken and Three Forks play, and the possible adverse effect(s) any of these could have on the Company's operations and market price of its Common Stock;

  •
  the fact that the consideration to be received by our stockholders in connection with the Merger is all cash, allowing the Company's stockholders to immediately realize a premium to market price for their investment, while also providing stockholders certainty of the value for their shares;

  •
  the financial and other terms and conditions of the Merger Agreement and the fact that they are the product of extensive deliberations and analysis, including among other things, over one year of specific consideration by the Board of Directors of strategic merger and/or acquisition opportunities, options and alternatives, the input of independent advisors, discussions with certain companies and individuals, and extensive negotiations between the Company and Forestar, including:

  •
  the fact that the Company is permitted to furnish information to and conduct negotiations with third parties regarding an acquisition proposal in certain circumstances;

  •
  the fact that the Company is permitted to terminate the Merger Agreement in order to accept a competing proposal proposed by a third party that is a superior proposal upon the payment to Forestar of termination fee (see "The Merger Agreement—Termination of the Merger Agreement" and "The Merger Agreement—Termination Fee and Expenses") subject to compliance with the Merger Agreement;

  •
  the Board of Director's understanding, after consultation with the Company's legal and financial advisors, that the $5.2 million or $3 million termination fee, as the case may be, that may become payable (and the circumstances when such amounts are payable) in the event that the Merger Agreement is terminated under certain circumstances is reasonable in light of the facts and circumstances surrounding the Merger, and benefits of the Merger, commercial practice and transactions of this size and nature; more particularly, the Board of Directors noted that the termination fee of $5.2 million or $3 million, respectively, equals approximately 3.6% and 2% of the equity value of the Company (implied by the Merger);

  •
  the fact that there is no financing condition to the consummation of the Merger; and

  •
  the limited number and nature of the conditions to Forestar's and Merger Sub's obligations to consummate the Merger and the limited risk of non-satisfaction of these conditions.

  •
  the fact that our stockholders will have an opportunity to vote on the adoption of the Merger Agreement and the availability of appraisal rights to any stockholders that comply with all requirements under Delaware law (see "Appraisal Rights" and Annex D); and

  •
  the belief that there was a high probability that the transaction would be successfully completed on the agreed-upon terms once a merger agreement was executed based on our Board of Directors' knowledge of Forestar's business, operations, management, reputation and financial condition.

        Our Board of Directors also considered potentially negative factors concerning the Merger Agreement and the Merger, including the following:

  •
  the fact that the Company's stockholders will not have the opportunity to participate in possible future earnings or growth of the Company and will not benefit from possible future appreciation in value of the Company, if any;

  •
  the risk that entering into the Merger Agreement could result in the loss of interest by other parties to make a definitive proposal for the acquisition of the Company at a price that may be higher than the $14.50 to be received by our stockholders upon consummation of the Merger;

  •
  the fact that an all cash transaction generally would be a taxable transaction to the Company's stockholders who are taxpayers for U.S. federal income tax purposes;

  •
  the risk that the Merger might not be completed in a timely manner or at all, and the risks and costs to the Company whether or not the Merger closes, including the diversion of management and employee attention, potential employee attrition, and the potential effect on business and customer relationships;

  •
  the customary restrictions on the conduct of the Company's business prior to the completion of the Merger requiring the Company to conduct its business in all material respects only in the ordinary course, subject to specific limitations, which may delay or prevent the Company from undertaking business opportunities that may arise pending completion of the Merger; and

  •
  the requirement of the Company to pay Forestar a $5.2 million or $3 million termination fee, (as described under "The Merger Agreement—Termination Fees and Expenses—Company Termination Fee and Reimbursement of Expenses"), as the case may be, and the possibility that such termination fee and related provisions of the Merger Agreement may discourage a competing proposal to acquire the Company.

        These factors constitute the material factors considered by our Board of Directors. Our Board of Directors considered such factors as a whole and decided that in their totality such factors support the decision that our Board of Directors approve the Merger Agreement and adopt the Merger and the other transactions contemplated by the Merger Agreement. The discussion of the information and factors considered by our Board of Directors is not intended to be exhaustive and may not include all factors considered by the Board of Directors. In view of the wide variety of factors considered by our Board of Directors, and the complexity of these matters, our Board of Directors did not find it practicable and did not quantify, rank or otherwise assign relative or specific values to any of the above factors or the other factors considered by it. In addition, our Board of Directors did not reach any specific conclusion on each factor considered, but conducted an overall analysis of these factors. Individual members of our Board of Directors may have given different weight to different factors. Our Board of Directors unanimously recommends that you vote "FOR" the adoption of the Merger Agreement, "FOR" the adjournment or postponement of the special meeting, if necessary or appropriate, to solicit additional proxies and "FOR" the approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable, if any, to the Company's named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement.

 Certain Unaudited Prospective Information of the Company

Financial Forecasts

        During the course of the discussions that led to the issuance of the fairness opinions discuss under "—Opinion of Northland Capital Markets to the Company's Board of Directors" and "—Opinion of Houlihan Lokey Financial Advisors, Inc. to the Company's Board of Directors", the Company's management provided certain unaudited prospective financial information regarding the Company's future performance that was not publicly available. The information provided included management's projections of the financial performance for the Company for the remaining portion of fiscal year ending October 31, 2012 (without regard to the impact on the Company of the Merger).

        The following table summarizes selected unaudited financial data for the fiscal year ending 2012 provided by the Company's management to each of Northland Capital Markets, Houlihan Lokey and Forestar. The first fiscal quarter information was public information based on the Company's Form 10-Q for the quarter ended January 31, 2012. The second, third and fourth quarter information and adjustments were non-public internal company estimates used for budgeting purposes. The estimated data for the second fiscal quarter ended April 30, 2012 set forth below was not used by Northland Capital Markets or Houlihan Lokey in their analyses of historical financial information. The financial information for the second fiscal quarter ended April 30, 2012 used by Northland Capital and Houlihan Lokey in their analyses of historical financial information was not materially different than the financial information included in the unaudited financial statements filed in the Company's Quarterly Report on Form 10-Q.

 QUARTERLY DATA FOR FISCAL YEAR 2012
(UNAUDITED)

	Q1	Q2	Q3	Q4	Adjustments to Estimates	Total Estimated FY 2012
	Actual	Estimated	Estimated	Estimated		Estimated
Existing Operations
Oil Revenue	$5,031,000	$7,427,000	$11,212,000	$11,641,000	$(6,750,000)	$28,561,000
Gas Revenue	790,000	555,000	623,000	632,000		2,600,000

	5,821,000	7,982,000	11,835,000	12,273,000	(6,750,000)	31,161,000

Production Tax	285,000	646,000	950,000	944,000	(520,000)	2,305,000
Production Expense	902,000	940,000	970,000	990,000		3,802,000
DD&A	1,904,000	2,100,000	2,300,000	2,500,000		8,804,000
G&A	788,000	760,000	825,000	825,000		3,198,000

	3,879,000	4,446,000	5,045,000	5,259,000	(520,000)	18,109,000

Income from Operations	1,942,000	3,536,000	6,790,000	7,014,000	(6,230,000)	13,052,000

Realized Hedge Gain (loss)	(44,000)					(44,000)
Unrealized Hedge Gain (loss)	(481,000)					(481,000)
Investment Income (loss)	2,000					2,000

	(523,000)	—	—	—	—	(523,000)

Income before tax	1,419,000	3,536,000	6,790,000	7,014,000	(6,230,000)	12,529,000
Income tax	(454,000)	(1,132,000)	(2,173,000)	(2,244,000)	1,994,000	(4,009,000)

Net Income	965,000	$2,404,000	$4,617,000	$4,770,000	$(4,236,000)	$8,520,000

Oil Production BOE	55,696	85,128	117,005	128,767	(77,320)	309,276
Gas Production Mcf	211,524	219,476	228,553	223,673		883,226

Total production BOE	90,950	121,707	155,097	166,046	(77,320)	456,480

Average Daily BOE Production	988.59	1,352.30	1,685.84	1,804.85		1,247.21

EBITDA						21,333,000

        The Company does not as a matter of course make public forecasts as to future performance, earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. The unaudited estimated financial information was not prepared with a view toward public disclosure, and therefore the inclusion of this information should not be regarded as an indication that the Company, Forestar, Merger Sub, their respective financial advisors or any other recipient of this information considered, or now considers, it to be necessarily predictive of actual future results. While presented with numeric specificity, the unaudited estimated financial information reflects numerous estimates and assumptions with respect to matters such as industry performance and competition, general business, economic, market and financial conditions, commodity prices, demand for natural gas and oil, production growth, capacity utilization and additional matters specific to the Company's business, all of which are difficult to predict and many of which are beyond the Company's control. The unaudited estimated financial information was, in general, prepared solely for internal use and is subjective in many respects. As a result, there can be no assurance that the estimated results will be realized or that actual results will not be significantly higher or lower than estimated. Since the unaudited estimated financial information covers multiple quarters, such information by its nature becomes less predictive with each successive quarter. The unaudited estimated financial information was not prepared with a view toward complying with GAAP, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of estimated financial information. Neither the Company's independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the unaudited estimated financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability.

        Certain matters discussed herein, including the unaudited estimated financial information above, are forward-looking in nature and inherently subject to significant uncertainties and contingencies, including industry performance and competition, general business, economic, market and financial conditions, commodity prices, demand for natural gas and oil, production growth, capacity utilization and other factors or risks described in the Company's most recent Annual Report on Form 10-K for the year ended October 31, 2011, Quarterly Reports on Form 10-Q and other documents filed or furnished with the SEC.

        Readers of this proxy statement are cautioned not to place undue reliance on the unaudited estimated financial information set forth above. No representation is made by the Company, Forestar, Merger Sub or by any of their respective officers, directors, advisors or representatives to any stockholder of the Company regarding the ultimate performance of the Company compared to the information included in the above unaudited estimated financial information. NONE OF THE COMPANY, FORESTAR, MERGER SUB AND THEIR RESPECTIVE OFFICERS, DIRECTORS, ADVISORS AND REPRESENTATIVES UNDERTAKES TO UPDATE OR OTHERWISE REVISE THE ABOVE ESTIMATED FINANCIAL INFORMATION TO REFLECT CIRCUMSTANCES EXISTING AFTER THE DATE WHEN MADE OR TO REFLECT THE OCCURRENCE OF FUTURE EVENTS, EVEN IN THE EVENT THAT ANY OR ALL OF THE ASSUMPTIONS UNDERLYING SUCH ESTIMATED FINANCIAL INFORMATION ARE NO LONGER APPROPRIATE.

Reconciliation of Net Income to EBITDA

Net Income	8,520,000
Add:
DD & A	8,804,000
Income Taxes	4,009,000

EBITDA	21,333,000

Fairness Opinions

Overview

        Pursuant to an engagement letter dated May 1, 2012, the Company retained Northland Capital Markets to provide certain services in connection with a possible transaction with Forestar, including to provide a fairness opinion and to act as financial advisor to the Company in connection with a post-signing market check during the go-shop period. Pursuant to an engagement letter dated May 3, 2012, the Company retained Houlihan Lokey to deliver a fairness opinion with respect to any transaction with Forester. In selecting these advisors, the Company's Board of Directors considered, among other things, the fact that these advisors are nationally recognized investment banking firms with substantial experience providing strategic advisory services.

        At the June 1, 2012 meeting of our Board of Directors, Northland Capital Markets delivered its oral opinion, which was subsequently confirmed in writing, that as of that date, and based upon and subject to the assumptions, matters considered, qualifications and limitations set forth in the written opinion, the total consideration to be paid to the Independent Holders was fair, from a financial point of view, to the Independent Holders. Also at the June 1, 2012 meeting of our Board of Directors, Houlihan Lokey delivered its oral opinion, which was subsequently confirmed in writing, that as of that date, and based upon and subject to the assumptions, matters considered and qualifications set forth in the written opinion, the merger consideration to be paid to the Unaffiliated Holders pursuant to the Merger Agreement was fair, from a financial point of view. The Board of Directors knew that there is no difference in the per share consideration to be received by any of the holders of the Company's Common Stock.

        The full text of these written opinions are attached as Annexes B and C to this proxy statement and we recommend you read the opinions carefully and in their entirety. The opinions set forth the assumptions made, the matters considered and qualifications to and limitations of the review undertaken by these financial advisors. These opinions are subject to the assumptions and conditions contained therein and are necessarily based on economic, market and other conditions and the information made available to these financial advisors as of the date of the opinions. Neither Northland Capital Markets nor Houlihan Lokey has a responsibility to update, revise or reaffirm its opinion based on circumstances or events occurring after the date of the rendering of such opinion.

Summary of Analyses

        The following is a summary of the principal financial and valuation analyses performed by each of Northland Capital Markets and Houlihan Lokey, respectively, and presented to the Company's Board of Directors in connection with rendering such opinions.

        Some of the financial and valuation analyses summarized below include summary data and information presented in tabular format. In order to understand fully the financial and valuation analyses, the summary data and tables must be read together with the full text of the summary. Considering the summary data and tables alone could create a misleading or incomplete view of the financial and valuation analyses.

Opinion of Northland Capital Markets to the Company's Board of Directors

        The Company retained Northland Capital Markets to render an opinion to the Company's Board of Directors as to whether the Merger Consideration is fair, from a financial point of view, to the Independent Holders.

        On June 1, 2012, Northland Capital Markets delivered to the Board of Directors its oral opinion that, as of such date and based upon and subject to the procedures followed and factors, assumptions and limitations set forth in its written opinion and described below, the total consideration to be paid to the Independent Holders is fair, from a financial point of view, to the Independent Holders. Northland Capital Markets subsequently confirmed its oral opinion by delivering its written opinion, dated June 1, 2012, to the Company's Board of Directors.

        The full text of Northland Capital Markets' written opinion is attached to this proxy statement as Annex B. The summary of the opinion set forth in this section is qualified in its entirety by reference to that opinion. We urge our stockholders to read the Northland Capital Markets opinion carefully in its entirety for a complete statement of the considerations and procedures followed, factors considered, findings, assumptions and qualifications made, the bases for and methods of arriving at these findings, limitations on the review undertaken in connection with the opinion, and judgments made or conclusions undertaken by Northland Capital Markets in rendering its opinion. Some of the financial and valuation analyses summarized in this section include data and information presented in tabular format. In order to understand fully Northland Capital Markets' financial and valuation analyses, the summary data and tables must be read together with the full text of the summary and Northland Capital Markets' opinion. Northland Capital Markets' opinion is directed to the Company's Board of Directors, addresses only the fairness, from a financial point of view, of the total consideration to be paid to the Independent Holders as of the date of the opinion, and does not address any other aspect of the Merger or the relative merits of the Merger compared to any alternative business strategy or transaction in which the Company might engage. Northland Capital Markets does not express any view on, and its opinion does not address, any other term or aspects of the Merger Agreement or the Merger, including, without limitation, the fairness of the Merger to, or any consideration received in connection therewith by, creditors or other constituencies of the Company or Forestar, nor as to the fairness or the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company or Forestar, or any class of such persons, relative to the compensation to the public stockholders of the Company, in connection with the Merger. Northland Capital Markets provided its opinion for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Merger. The opinion of Northland Capital Markets does not constitute a recommendation as to how any stockholder should vote with respect to the Merger and should not be construed as creating any fiduciary duty on Northland Capital Markets' part to any person or entity.

        In addition, Northland Capital Markets' opinion was just one of the many factors taken into consideration by the Company's Board of Directors when considering the Merger and the Merger Agreement. Consequently, Northland Capital Markets' analysis should not be viewed as determinative of the decision of the Board of Directors with respect to the fairness, from a financial point of view, of the total consideration to be paid to the Independent Holders as of the date of the opinion.

        In arriving at its opinion, Northland Capital Markets, among other things:

  •
  visited the Company's headquarters on May 22, 2012 and May 23, 2012;

  •
  reviewed the financial terms of the draft of the Merger Agreement dated May 29, 2012;

  •
  reviewed annual reports to stockholders and annual reports on Form 10-K for the Company and Forestar for the last three fiscal years;

  •
  reviewed certain interim reports to stockholders and quarterly reports on Form 10-Q of the Company and Forestar which Northland Capital Markets deemed relevant;

  •
  reviewed estimated proved reserves of the Company as of October 31, 2011 as prepared for the Company by its reserve engineer and discussed with management;

  •
  reviewed preliminary estimated proved reserves of the Company as of April 30, 2012 as prepared by the management of the Company, which were discussed with management;

  •
  reviewed certain non-public financial and production projections provided to Northland Capital Markets by the Company's management for the fiscal year ending October 31, 2012;

  •
  reviewed certain internal financial information, estimates and forecasts for the Company's assets prepared by management;

  •
  reviewed certain publicly available research reports with respect to companies which Northland Capital Markets deemed to be comparable to the Company for the purpose of evaluating the fairness of the proposed transaction from a financial point of view to the Independent Holders;

  •
  held discussions with members of senior management and the Board of Directors of the Company regarding the assessment of the strategic rationale for, and the potential benefits of, the Merger and the past and current business operations, financial condition and future prospects of the Company; and

  •
  reviewed the reported historic price and trading activity for the Company's Common Stock, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the oil and gas exploration and production industry specifically and in other industries generally, as Northland Capital Markets deemed appropriate.

        The following is a summary of certain of the financial analyses undertaken and information presented by Northland Capital Markets and delivered to the Company's Board of Directors on June 1, 2012, which analyses were among those considered by Northland Capital Markets in connection with delivering its opinion. In the tables below and related discussion of Northland Capital Markets' analyses, "LTM" means the most recently completed 12-month period for which financial information has been made publicly available (other than for the Company, which refers to the 12 months ended April 30, 2012), "EV" means Enterprise Value, "BOE" means Barrels of Oil Equivalent, "BOEPD" means average Barrels of Oil Equivalent Per Day, and "EBITDAX" means GAAP income from operations, plus depreciation and amortization, plus exploration expense, plus impairment, plus accretion of discount on asset retirement obligations, plus non-cash compensation. Northland Capital Markets also removed non-recurring items (such as one-time sales of property, transactions and transaction-related expenses) and revenues and expense relating to hedging gains or losses from the calculation of EBITDAX, in each case which were removed to provide a more comparable measurement of earnings from operations across companies. Northland Capital Markets calculated Enterprise Value as fully diluted equity market value, plus debt outstanding, plus preferred stock (at redemption value), minus cash and cash equivalents. All dollar amounts (other than per share amounts) set forth in the tables below discussing Northland Capital Markets' analyses are in millions. The Company's financial information was provided by the Company's management. The select valuation ratios analyzed in the tables below include enterprise value over most recent publicly available proved reserves for an audited fiscal year (other than for the Company, which were updated by non-public estimates provided by the Company as of April 30, 2012), enterprise value over the last publicly available fiscal quarter average daily production (other than for the Company, which were based on a non-public estimate provided by the Company for the fiscal quarter ended April 30, 2012), enterprise value over estimated fiscal year 2012 production taken from research analyst estimates deemed credible by Northland Capital Markets (other than for the Company, for which non-public estimates provided by the Company were used), and enterprise value over LTM EBITDAX and, in the case of the comparable company analysis, estimated fiscal year 2012 EBITDAX calculated by averaging publicly available research analyst estimates deemed credible by Northland Capital Markets (other than for the Company, for which non-public estimates provided by the Company were used). For purposes of its analysis, Northland Capital Markets used the following financial information with respect to the Company: proved reserves of 4.7 million BOE; BOEPD for the fiscal quarter ended April 30, 2012 of 1,014; estimated fiscal year 2012 BOEPD of 1,164; EBITDAX for the 12 months ended April 30, 2012 of $13.6 million; and estimated fiscal year 2012 EBITDAX of $26.4 million.

  Credo Market Analysis

        Northland Capital Markets reviewed and analyzed general background information concerning the Company, including recent financial and operating results and outlook, the Company's stock price and volume over selected periods and the Company's stock closing price over the prior twelve months.

Northland Capital Markets presented the recent Common Stock trading information contained in the following table:

Closing Prices:
May 30, 2012	$10.71
1 Week Prior	$10.85
4 Weeks Prior	$10.12
3 Months Prior	$11.64
6 Months Prior	$9.23
12 Months Prior	$9.99
52-Week High	$11.68
52-Week Low	$7.46

  Trading Range Analysis

        Northland Capital Markets analyzed the $14.50 per share price used in the transaction against recent historical closing price ranges for the Company's Common Stock. In the one month prior to June 1, 2012, the Company's stock closed at a price per share ranging from $10.35 to $10.98. In the three months prior to June 1, 2012, the Company's stock closed at a price per share ranging from $9.67 to $11.60. In the six months prior to June 1, 2012, the Company's stock closed at a price per share ranging from $9.08 to $11.68.

  Comparable Company Analysis

        Northland Capital Markets analyzed financial information and valuation ratios relating to nine publicly traded companies involved in oil and gas exploration that were deemed by Northland Capital Markets to be comparable to the Company. The following table identifies the comparable companies included in Northland Capital Markets' analysis and five valuation ratios calculated for each company.

Company	EV/Proved Reserves (BOE)		EV/Last Fiscal Quarter BOEPD	EV/2012E BOEPD		EV/LTM EBITDAX		EV/2012E EBITDAX
Abraxas Petroleum Corp.	$13.3		$100,809	$106,430		12.4x		9.1x
Kodiak Oil & Gas Corp.	$55.0		$240,016	$174,439		NM	(1)	8.0x
Northern Oil and Gas, Inc.	$27.3		$150,148	$120,967		9.3x		5.6x
Oasis Petroleum Inc.	$37.5		$167,416	$140,537		9.9x		6.4x
Panhandle Oil and Gas Inc.	$10.0		$45,691	NA	(2)	7.9x		NA
Synergy Resources Corporation	$22.4		$91,223	$73,722		8.9x		4.8x
Triangle Petroleum Corporation	NM	(1)	$219,527	$100,481		NEG		5.4x
Voyager Oil & Gas, Inc.	$34.3		$192,961	$109,617		16.4x		4.9x
Warren Resources Inc.	$11.2		$50,061	$48,742		4.1x		3.0x

(1)
NM means not meaningful.

(2)
NA means not publicly available.

        Northland Capital Markets used a statistical regression analysis to calculate mean, median, first quartile and third quartile multiples using each of the five valuation ratios, and derived implied enterprise value and implied per share value for the Company from each. Northland Capital Markets selected a reference range from the first quartile multiples to the third quartile multiples described in the summary table below. This analysis produced implied per share values for the Company ranging from a first quartile low of $6.16 to a third quartile high of $19.68.

        The following table summarizes the multiples of the selected valuation ratios, the multiples implied by the $14.50 price per share used in the transaction and the implied per share values. For purposes of the table below, EBITDAX multiples greater than 20x and reserve multiples greater than $100 were excluded as not meaningful because they were considerably outside the range of the multiples for the other comparable companies.

	EV/Proved Reserves (BOE)	EV/Last Fiscal Quarter BOEPD	EV/2012E BOEPD	EV/LTM EBITDAX	EV/2012E EBITDAX
Comparable Company Multiples:
Low	$10.0	$45,691	$48,742	4.1x	3.0x
Quartile 1	$12.7	$91,223	$93,791	8.4x	4.9x
Mean	$26.4	$139,761	$109,367	9.8x	5.9x
Median	$24.8	$150,148	$108,024	9.3x	5.5x
Quartile 3	$35.1	$192,961	$125,860	11.2x	6.8x
High	$55.0	$240,016	$174,439	16.4x	9.1x
Implied CREDO Multiples	$30.8	$141,949	$123,655	10.5x	5.4x
Implied Equity Value Per Share:
Low	$4.91	$4.86	$5.89	$5.76	$8.05
Quartile 1	$6.16	$9.44	$11.10	$11.65	$13.02
Mean	$12.48	$14.33	$12.90	$13.58	$15.75
Median	$11.77	$15.37	$12.74	$12.79	$14.74
Quartile 3	$16.52	$19.68	$14.80	$15.38	$18.08
High	$25.75	$24.42	$20.41	$22.49	$24.26

  Premiums Paid Analysis

        Northland Capital Markets reviewed publicly available information for selected transactions involving the sale of public companies based in the United States or Canada with transaction values of between $10 million and $500 million to determine the implied premiums payable in the transactions over recent stock closing prices prior to announcement of the transaction, including the one-day prior, one-week prior and four-week prior closing prices. Northland Capital Markets selected these transactions by searching SEC filings, public company disclosures, press releases, databases and other sources. The transactions include only companies within the oil and gas exploration and production industry and only transactions in which greater than 90% of the target was acquired. Share repurchases and hostile transactions were excluded.

        Northland Capital Markets used a statistical regression analysis to calculate mean, median, first quartile and third quartile premiums paid using each of the three prior closing price periods. Northland Capital Markets selected a reference range from the first quartile multiples to the third quartile multiples described in the summary table below. These implied equity values per share ranged from a first quartile low of $11.49 to a third quartile high of $15.70.

        The following table summarizes the premiums paid in these transactions, the premium implied by the $14.50 price per share used in the Merger, the Company's historical stock prices used in the analysis and the implied per share values.

Historical Period	One Day	One Week	Four Week
Premiums/(Discounts):
Low	(7.7)%	(10.6)%	(10.6)%
Quartile 1	10.5%	13.6%	14.5%
Mean	27.8%	30.9%	31.9%
Median	20.4%	24.9%	23.4%
Quartile 3	38.4%	44.1%	42.9%
High	99.1%	103.4%	91.5%
Premium Implied by $14.50 Per Share	35.4%	33.0%	44.5%
CREDO Stock Price	$10.71	$10.90	$10.03
Implied Equity Value Per Share:
Low	$9.89	$9.74	$8.97
Quartile 1	$11.84	$12.39	$11.49
Mean	$13.68	$14.27	$13.23
Median	$12.90	$13.61	$12.38
Quartile 3	$14.83	$15.70	$14.33
High	$21.32	$22.17	$19.21

  Comparable Transaction Analysis

        Northland Capital Markets reviewed 12 transactions involving acquired businesses that it deemed comparable to the Company. It selected these transactions by searching SEC filings, public company disclosures, press releases, industry and popular reports, databases and other sources and by applying the following criteria:

  •
  Transaction value greater than $75 million;

  •
  Public targets in which greater than 90% of the company was acquired;

  •
  Transactions announced during the last three years; and

  •
  Transactions with target companies that Northland Capital Markets deemed similar to the Company's business in one or more respects, including nature of business, size, diversification, financial performance, oil and gas reserves weighting and geographic concentration.

        Northland Capital Markets excluded transactions that did not meet these criteria or for which information was not available, and excluded repurchases, minority interest acquisitions and hostile transactions.

        The following table identifies the acquiring and target companies involved in the 12 transactions included in Northland Capital Markets' analysis, the transaction's closing date and the three valuation ratios calculated for each transaction.

Closing Date	Acquiring Company	Target Company	EV/Proved Reserves (BOE)		EV/Last Fiscal Quarter BOEPD		EV/LTM EBITDAX
5/1/2012	Crescent Point Energy Corp.	Reliable Energy Ltd.	NM	(2)	$133,294		8.7x
4/25/2012(1)	Halcón Resources Corporation	GeoResources, Inc.	$35.4		$151,542		10.4x
12/7/2011	Statoil ASA	Brigham Exploration Co.	$71.8		NM	(2)	15.7x
8/19/2011	BHP Billiton Ltd.	Petrohawk Energy Corporation	NM	(2)	$125,016		15.6x
5/3/2011	Magnum Hunter Resources Corp.	NuLoch Resources, Inc.	$49.3		NM	(2)	NM	(2)
4/13/2011	Magnum Hunter Resources Corp.	NGAS Resources, Inc.	$8.4		$59,344		14.9x
12/31/2011	Vanguard Natural Gas, LLC	Encore Energy Partners LP	$24.8		$115,017		10.7x
12/20/2010	Hess Corporation	American Oil & Gas Inc.	NM	(2)	NM	(2)	NM	(2)
7/16/2010	SandRidge Energy, Inc.	Arena Resources, Inc.	$18.7		$157,481		10.0x
6/25/2010	Exxon Mobil Corporation	XTO Energy Inc.	$8.2		$84,180		6.3x
3/9/2010	Denbury Resources Inc.	Encore Acquisition Co.	$19.7		$101,112		6.9x
11/25/2009	Apollo Global Management, LLC	Parallel Petroleum Corp.	$14.1		$74,378		6.1x

(1)
Announcement date; transaction not closed as of 6/1/2012.

(2)
NM means not meaningful.

        Northland Capital Markets calculated a statistical regression analysis to calculate mean, median, first quartile and third quartile multiples using each of three valuation ratios, and derived implied enterprise value and implied per share values for the Company from each. Northland Capital Markets selected a reference range from the first quartile multiples to the third quartile multiples described in the summary table below. These implied equity values per share ranged from a first quartile low of $6.80 to a third quartile high of $19.04.

        The following table summarizes the multiples of the selected valuation ratios, the multiple implied by the $14.50 price per share used in the Merger and the implied per share values. For purposes of the table below, EBITDAX multiples greater than 20x and reserve multiples greater than $100 were excluded as not meaningful because they were considerably outside the range of the multiples for the other comparable transactions.

	EV/Proved Reserves (BOE)	EV/Last Fiscal Quarter BOEPD	EV/LTM EBITDAX
Comparable Transaction Multiples:
Low	$8.2	$59,344	6.1x
Quartile 1	$14.1	$84,180	7.4x
Mean	$27.8	$111,263	10.5x
Median	$19.7	$115,017	10.2x
Quartile 3	$35.4	$133,294	13.9x
High	$71.8	$157,481	15.7x
Implied CREDO Merger Multiples	$30.8	$141,949	10.5x
Implied Equity Value Per Share:
Low	$4.08	$6.24	$8.47
Quartile 1	$6.80	$8.73	$10.26
Mean	$13.15	$11.46	$14.52
Median	$9.39	$11.84	$14.08
Quartile 3	$16.64	$13.68	$19.04
High	$33.53	$16.11	$21.51

  Comparable Production and Reserve Transaction Analysis

        Northland Capital Markets reviewed 13 transactions involving acquired assets that it deemed comparable to the Company's business. It selected these transactions by searching SEC filings, public company disclosures, press releases, industry and popular reports, databases and other sources and by applying the following criteria:

  •
  Transaction value greater than $75 million;

  •
  Transactions announced during the last three years that publicly announced BOEPD and proved reserves; and

  •
  Transactions with target companies that Northland Capital Markets deemed similar to the Company's business in one or more respects, including nature of business, size, diversification, financial performance, oil and gas reserves weighting and geographic concentration.

        The following table identifies the acquiring and selling companies involved in the 13 transactions included in Northland Capital Markets' analysis, the transaction's closing date and the two valuation ratios calculated for each transaction.

Closing Date	Acquiring Company	Selling Company	Price/Proved Reserves (BOE)		Production Price/ Last Fiscal Quarter BOEPD
5/22/2012	Magnum Hunter Resources Corp.	Baytex Energy USA Ltd.	$36.2		$240,154
3/30/2012	Linn Energy Holdings, LLC	BP America Production Company	$9.6		$63,818
3/30/2012	Williston Hunter ND, LLC	Eagle Operating, Inc.	$40.6		$126,687
3/28/2012(1)	Continental Resources, Inc.	Wheatland Oil Inc.	$20.0		$136,031
3/16/2012	Crescent Point Energy Corp.	PetroBakken Energy Ltd.	NA	(2)	$147,241
1/10/2012	Kodiak Oil & Gas Corp.	North Plains Energy, LLC	NA	(2)	$163,889
10/28/2011	Kodiak Oil & Gas Corp.	NA(2)	NA	(2)	$82,733
3/31/2011	Linn Energy, LLC	Concho Resources, Inc.	$24.5		$145,111
12/21/2010	Williams Companies, Inc.	NA(2)	$5.1		$287,576
12/13/2010	Occidental Petroleum Corporation	NA(2)	$5.6		$254,545
11/30/2010	Kodiak Oil & Gas Corp.	NA(2)	NA	(2)	$217,300
10/18/2010	Enerplus Resources Fund	NA(2)	$57.0		NM	(3)
2/1/2010	NA	Ellora Energy Inc.	NA	(2)	$48,431

(1)
Announcement date; transaction not closed as of 6/1/12.

(2)
NA means not publicly available.

(3)
NM means not meaningful.

        Northland Capital Markets used a statistical regression analysis to calculate mean, median, first quartile and third quartile multiples using each of two valuation ratios, and derived implied enterprise value and implied per share value for the Company from each. Northland Capital Markets selected a reference range from the first quartile multiples to the third quartile multiples described in the summary table below. These implied equity values per share ranged from a first quartile low of $4.25 to a third quartile high of $22.70.

        The following table summarizes the selected valuation ratios and the implied per share prices. For purposes of the table below, price to production multiples greater than $275,000 and price to reserves multiples greater than $100 were excluded as not meaningful because they were considerably outside the range of the multiples for the other comparable transactions.

	Price/Proved Reserves (BOE)	Production Price/ Last Fiscal Quarter BOEPD
Comparable Transaction Data:
Low	$5.1	$48,431
Quartile 1	$8.6	$115,699
Mean	$24.8	$159,460
Median	$22.2	$146,176
Quartile 3	$37.3	$223,014
High	$57.0	$287,576
Implied CREDO Merger Multiples	$30.8	$141,949
Implied Price Per Share:
Low	$2.64	$5.14
Quartile 1	$4.25	$11.91
Mean	$11.76	$16.31
Median	$10.57	$14.97
Quartile 3	$17.53	$22.70
High	$26.67	$29.20

  General

        The preparation of a fairness opinion is a complex, analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and is not necessarily susceptible to partial analysis or summary description. In arriving at its opinion, Northland Capital Markets did not attribute any particular weight to any particular analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Several analytical methodologies were employed by Northland Capital Markets in its analyses, and no one method of analysis should be regarded as critical to the overall conclusion it reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. Accordingly, Northland Capital Markets believes that its analyses must be considered as a whole and that selecting portions of its analyses and of the factors considered by it, without considering all analyses and factors in their entirety, could create a misleading or incomplete view of the evaluation process underlying its opinion. The conclusion reached by Northland Capital Markets, therefore, is based on the application of its own experience and judgment to all analyses and factors considered by it, taken as a whole. Northland Capital Markets' opinion was reviewed and approved by its fairness opinion committee.

        The analyses of Northland Capital Markets are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by the analyses. Analyses relating to the value of companies do not purport to be appraisals or valuations or necessarily reflect the price at which companies may actually be sold. No company or transaction used in the analyses of comparable companies or transactions for purposes of comparison is identical or directly comparable to the Company or the Merger. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies and transactions to which the Company and the Merger were compared and other factors that could affect the public trading value or transaction value of the companies.

        In conducting its review and in rendering its opinion, Northland Capital Markets has relied upon and assumed the accuracy, completeness and fairness of the financial, accounting and other information discussed with it, reviewed by it, provided to it or otherwise made available to Northland Capital Markets, and has not attempted to independently verify, and has not assumed responsibility for the independent verification of, such information. Northland Capital Markets has further relied upon the assurances of the Company's management that the information provided has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make the information provided to Northland Capital Markets incomplete or misleading. Northland Capital Markets has assumed that there have been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to Northland Capital Markets. Without limiting the generality of the foregoing, for the purpose of this opinion, Northland Capital Markets has assumed that the Company is not party to any material pending transaction, including any external financing, recapitalization, acquisition or merger, other than the Merger. With respect to financial forecasts, estimates of proved reserves and other estimates and forward-looking information relating to the Company and the Merger reviewed by Northland Capital Markets, the Company has informed Northland Capital Markets, and Northland Capital Markets has assumed, that such information reflects the best currently available estimates and judgments of the Company's management. Northland Capital Markets expresses no opinion as to any financial forecasts, proved reserves or other estimates or forward-looking information of the Company or the assumptions on which they were based. In reaching its conclusions hereunder, Northland Capital Markets did not perform a discounted cash flow analysis because the projections provided by the Company did not extend beyond the fiscal year ending 2012. Northland Capital Markets understood that the Company does not otherwise produce long range projections in connection with the Merger or otherwise.

        For purposes of its opinion, Northland Capital Markets assumed that that the Merger Agreement was executed in substantially the same form as the draft dated May 29, 2012 and reviewed by it, the representations and warranties of the parties in the Merger Agreement are true and correct and the Merger will be consummated pursuant to the terms of the Merger Agreement without amendments thereto and without waiver by any party of any conditions or obligations thereunder. In arriving at its opinion, Northland Capital Markets has assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that will not adversely affect the Company or alter the terms of the Merger.

        In arriving at its opinion, Northland Capital Markets has not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company, has not been furnished with any such appraisals or valuations, and has made no physical inspection of the property or assets of the Company. Northland Capital Markets expresses no opinion regarding the liquidation value of any entity. Northland Capital Markets understood that the Company's estimates regarding its proved reserves were based upon analyses by, and input from, petroleum engineers. Northland Capital Markets does not express any opinion as to such estimates. The analyses Northland Capital Markets performed in connection with this opinion were going concern analyses of an entity. Northland Capital Markets was not requested to opine, and no opinion was rendered, as to whether any analyses of an entity, other than as a going concern, is appropriate in the circumstances and, accordingly, it has performed no such analyses.

        Northland Capital Markets has undertaken no independent analysis of any pending or threatened litigation, governmental proceedings or investigations, possible unasserted claims or other contingent liabilities, to which either the Company or its affiliates is a party or may be subject and at the Company's direction and with its consent, Northland Capital Markets' opinion makes no assumption concerning and therefore does not consider, the possible assertion of claims, outcomes, damages or recoveries arising out of any such matters.

        Northland Capital Markets' opinion is necessarily based upon the financial, market, economic and other conditions that existed on, and the information made available to it as of, June 1, 2012. It should be understood that subsequent developments may affect its opinion and that Northland Capital Markets disclaims any undertaking or obligation to advise any person of any change in any fact or matter affecting its opinion which may come or be brought to its attention after June 1, 2012. Northland Capital Markets is not expressing any opinion in its opinion as to the price at which shares of the Company's Common Stock have traded or such stock may trade following announcement of the Merger or at any future time. Northland Capital Markets has not undertaken to reaffirm or revise its opinion or otherwise comment upon any events occurring after June 1, 2012 and does not have any obligation to update, revise or reaffirm its opinion.

        The Company's Board of Directors selected Northland Capital Markets because Northland Capital Markets, as a customary part of its investment banking business, is continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. In the ordinary course of Northland Capital Markets' business, it and its affiliates may actively trade the Company's and Forestar's securities for its own account or the account of its customers and, accordingly, Northland Capital Markets may at any time hold a long or short position in such securities. As of June 1, 2012, Northland Capital Markets did not hold a long or short position in the Company's or Forestar's securities for its own account.

        Under the terms of the engagement letter dated May 1, 2012, Northland Capital Markets has received a fee of $150,000 from the Company for providing its opinion, which is not contingent upon consummation of the Merger. Northland Capital Markets was not retained to, and did not materially, participate in the negotiation of the terms of the Merger Agreement or the transactions contemplated thereby, nor was Northland Capital Markets retained to, and Northland Capital Markets did not materially, provide any advice or services in connection with the Merger Agreement or the transactions contemplated thereby other than the delivery of its opinion. Northland Capital Markets has been retained to act as financial advisor to the Company in connection with a post-signing market check on behalf of the Company. If a transaction arising out of the post-signing market check is consummated, Northland Capital Markets would receive a fee equal to 1.4% of the consideration paid or to be paid in connection with the transaction, or 20% of any termination or similar fee received by the Company in connection with any such transaction that is not consummated. Northland Capital Markets also was engaged to provide certain investment banking services to the Company, including preparing a preliminary asset valuation and investor marketing materials, identifying potential investors in the Company, formulating a strategy for soliciting interest from investors, and introducing the Company to potential investors, for which it has been paid a retainer of $10,000 per month up to a maximum of $60,000 that was credited against the fee for providing its opinion, and to act as a financial advisor to the Company in connection with alternative sale or financing transactions (in addition to acting as the Company's financial advisor in connection with the post-signing market check described above) if the Merger is not consummated, for which Northland Capital Markets would be paid a fee, a significant portion of which would be contingent upon consummation of such alternative transactions. The Company has agreed to indemnify Northland Capital Markets against certain liabilities in connection with Northland Capital Markets' services and reimburse Northland Capital Markets for certain out-of-pocket expenses incurred in connection with its services.

        Northland Capital Markets has not performed any work for, and has not received any fees from, either Forestar or, except as disclosed in the preceding paragraph, the Company.

        Northland Capital Markets is the trade name for certain equity capital markets and investment banking activities of Northland Securities, Inc. member FINRA SIPC.

 Opinion of Houlihan Lokey Financial Advisors, Inc. to the Company's Board of Directors

        On June 1, 2012, Houlihan Lokey rendered an oral opinion to our Board of Directors (which was confirmed in writing by delivery of Houlihan Lokey's written opinion dated June 1, 2012), to the effect that, as of June 1, 2012, based upon and subject to the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in preparing its opinion, the merger consideration to be received by the Unaffiliated Holders in the Merger was fair, from a financial point of view, to the Unaffiliated Holders.

        Houlihan Lokey's opinion was addressed to our Board of Directors and only addressed the fairness from a financial point of view of the merger consideration to be paid to the Unaffiliated Holders in the Merger and does not address any other aspect or implication of the Merger. The summary of Houlihan Lokey's opinion in this proxy statement is qualified in its entirety by reference to the full text of Houlihan Lokey's written opinion, which is included as Annex C to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in preparing its opinion. However, neither Houlihan Lokey's opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute advice or a recommendation to our Board of Directors or any stockholder or any other party as to how to act or vote with respect to the Merger or related matters.

        In arriving at its opinion, Houlihan Lokey, among other things:

  •
  reviewed the following agreements and documents:

  •
  Draft of the Merger Agreement; and

  •
  Draft of the Voting Agreement;

  •
  reviewed certain publicly available business and financial information relating to the Company that it deemed to be relevant;

  •
  reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to Houlihan Lokey by the Company, including (a) financial projections prepared by our management relating to the Company for the fiscal year ending October 31, 2012, (b) proved reserves of the Company as of April 30, 2012, (c) average daily production of the Company for the fiscal quarter ending April 30, 2012, and (d) preliminary consolidated statements of operations and consolidated balance sheets as of, and for the fiscal quarter ending, April 30, 2012;

  •
  spoke with certain members of the management of the Company regarding the business, operations, financial condition and prospects of the Company, the Merger and related matters;

  •
  compared the financial and operating performance of the Company with that of other public companies that Houlihan Lokey deemed to be relevant;

  •
  considered the publicly available financial terms of certain transactions that Houlihan Lokey deemed to be relevant;

  •
  reviewed the current and historical market prices and trading volume of our Common Stock, and the current and historical market prices of the publicly traded securities of certain other companies that Houlihan Lokey deemed to be relevant; and

  •
  conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

        Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to

Houlihan Lokey, discussed with or reviewed by Houlihan Lokey, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, the management of the Company advised Houlihan Lokey, and Houlihan Lokey assumed, that the financial projections reviewed by Houlihan Lokey were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of the management of the Company as to the future financial results and condition of the Company, and Houlihan Lokey expressed no opinion with respect to such projections or the assumptions on which they are based Houlihan Lokey relied upon and assumed, without independent verification, that there was no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to its analyses or its opinion, and that there is no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.

        Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified above and all other related documents and instruments that are referred to therein are true and correct, (b) each party to all such agreements and other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Merger will be satisfied without waiver thereof, and (d) the Merger will be consummated in a timely manner in accordance with the terms described in all such agreements and other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey also relied upon and assumed, without independent verification, that (i) the Merger will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Merger will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the amount of, or expected timing of the receipt of, the consideration that would be material to Houlihan Lokey's analyses or its opinion. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final forms of any draft documents identified above would not differ in any respect from the drafts of said documents.

        Furthermore, in connection with its opinion, Houlihan Lokey was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation in connection with the Merger; except for certain engineering reports as of October 31, 2011, regarding the proved reserves of the Company. Houlihan Lokey understood that the Company's estimates as of April 30, 2012 regarding its proved reserves were based upon analyses by, and input from, petroleum engineers. Houlihan Lokey is not an oil and gas reserve valuation expert, and it did not express any opinion with respect to such subject matter. If the conclusions set forth in the Company's estimates are not accurate, the conclusions set forth in Houlihan Lokey's opinion could be materially affected. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake an independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

        Houlihan Lokey was not requested to, and did not, (a) initiate any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Merger, the securities, assets, businesses or operations of the Company or any other party, or any alternatives to the Merger,

(b) negotiate the terms of the Merger, or (c) advise our Board of Directors, the Company or any other party with respect to alternatives to the Merger. The opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date of its opinion. Houlihan Lokey did not undertake, and was under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to its attention after the date of its opinion.

        Houlihan Lokey's opinion was furnished for the use of our Board of Directors (in its capacity as such) in connection with its evaluation of the Merger and may not be used for any other purpose without Houlihan Lokey's prior written consent. Houlihan Lokey's opinion should not be construed as creating any fiduciary duty on Houlihan Lokey's part to any party. The opinion of Houlihan Lokey is not intended to be, and does not constitute, a recommendation to our Board of Directors, the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to the Merger or otherwise.

        Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Company, Forestar, their respective security holders or any other party to proceed with or effect the Merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Merger or otherwise (other than the merger consideration to the extent expressly specified therein), (iii) the fairness of any portion or aspect of the Merger to the holders of any class of securities, creditors or other constituencies of the Company, Forestar or to any other party, except if and only to the extent expressly set forth in the last sentence of its opinion, (iv) the relative merits of the Merger as compared to any alternative business strategies or transactions that might be available for the Company, Forestar or any other party, (v) the fairness of any portion or aspect of the Merger to any one class or group of the Company's, Forestar's or any other party's security holders or other constituents vis-à-vis any other class or group of the Company's, Forestar's or such other party's security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, Forestar, or their respective security holders or any other party is receiving or paying reasonably equivalent value in the Merger, (vii) the solvency, creditworthiness or fair value of the Company, Forestar or any other participant in the Merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Merger, any class of such persons or any other party, relative to the consideration or otherwise. Furthermore, no opinion, counsel or interpretation was intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. Houlihan Lokey assumed that such opinions, counsel or interpretations would be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of our Board of Directors, on the assessments by the Company and its advisors, as to all legal, regulatory, accounting, insurance and tax matters with respect to the Company and the Merger or otherwise. The issuance of Houlihan Lokey's opinion was approved by a committee authorized to approve opinions of this nature.

        In preparing its opinion to our Board of Directors, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey's analyses is not a complete description of the analyses underlying Houlihan Lokey's opinion. The preparation of a fairness opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither a fairness opinion nor its underlying analyses is readily susceptible to summary description.

Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors or focusing on information presented in tabular format, without considering all analyses, methodologies and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Houlihan Lokey's analyses and opinion. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques.

        In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of the opinion. Houlihan Lokey's analyses involved judgments and assumptions with regard to industry performance, general business, economic, regulatory, market and financial conditions and other matters, many of which are beyond the control of the Company, such as the impact of competition on the business of the Company and on the industry generally, industry growth and the absence of any material change in the financial condition and prospects of the Company or the industry or in the markets generally. No Company, transaction or business used in Houlihan Lokey's analyses for comparative purposes is identical to the Company or the proposed Merger and an evaluation of the results of those analyses is not entirely mathematical. Houlihan Lokey believes that mathematical derivations (such as determining average and median) of financial data are not by themselves meaningful and should be considered together with qualities, judgments and informed assumptions. The estimates contained in the Company's analyses and the implied reference range values indicated by Houlihan Lokey's analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of the Company. Much of the information used in, and accordingly the results of, Houlihan Lokey's analyses are inherently subject to substantial uncertainty.

        Houlihan Lokey's opinion was provided to our Board of Directors in connection with its evaluation of the proposed Merger and was only one of many factors considered by our Board of Directors in evaluating the proposed Merger. Neither Houlihan Lokey's opinion nor its analyses were determinative of the merger consideration or of the views of our Board of Directors or management with respect to the Merger or the merger consideration. The type and amount of consideration payable in the Merger were determined through negotiation between the Company and Forestar, and the decision to enter into the Merger was solely that of our Board of Directors.

        The following is a summary of the material analyses reviewed by Houlihan Lokey with our Board of Directors in connection with Houlihan Lokey's opinion rendered on June 1, 2012. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey's analyses.

        For purposes of its analyses, Houlihan Lokey reviewed a number of financial and operating metrics, including:

  •
  Enterprise Value calculated as the value of the relevant company's outstanding equity securities (taking into account its outstanding warrants and other convertible securities) based on the relevant company's closing stock price as of a specified date, plus net debt (calculated as outstanding indebtedness, preferred stock and capital lease obligations less the amount of cash on its balance sheet), as of a specified date.

  •
  Earnings before interest, taxes, depreciation, amortization and exploration expenses, or EBITDAX.

  •
  Earnings before interest, taxes, depreciation, amortization and exploration expenses, adjusted for certain non-recurring items, or Adjusted EBITDAX.

  •
  Proved reserves of oil and natural gas, or PR, calculated in terms of barrels of oil equivalent, or BOE.

  •
  Average daily production of oil and natural gas, or ADP, in terms of BOE.

        Unless the context indicates otherwise, enterprise values derived from the selected companies analysis described below were calculated using (i) the closing price of our Common Stock and the common stock of the selected oil and gas exploration and production companies listed below as of May 30, 2012, and (ii) net debt amounts as indicated in public filings available as of May 30, 2012; transaction values for the targets derived from the selected transactions analysis listed below were calculated as of the public announcement date of the relevant transaction based on the estimated purchase prices paid in the selected transactions. Accordingly, this information may not reflect current or future market conditions. The calculations of Adjusted EBITDAX for the latest twelve months for which financial information has been made public ("LTM") for the Company was for the twelve months ending April 30, 2012 and, for each of the Company and the selected oil and gas exploration and production companies were based on publicly available information for the Company and the selected oil and gas exploration and production companies. Estimates of Adjusted EBITDAX for the next fiscal year for which financial information has not been made public ("NFY") for the Company were based on estimates provided by the management of the Company and were for the fiscal year ending October 31, 2012. Estimates of NFY Adjusted EBITDAX for the selected oil and gas exploration and production companies listed below were based on certain publicly available consensus and research analyst estimates for those oil and gas exploration and production companies, and may have been calendarized to approximate the Company's fiscal year end of October 31, 2012. PR and ADP amounts for (i) the selected oil and gas exploration companies listed below were based on publicly available information as of May 30, 2012, (ii) the selected publicly-announced oil and gas exploration and production company and asset transactions listed below were based on publicly available information as of the public announcement date of the relevant transaction, and (iii) the Company were based upon internally prepared estimates of the Company as represented by Company management, including proved reserves of 4.5 million BOE and average daily production of 1,008 BOE, as of, and for the quarter ended, April 30, 2012, respectively.

        Historical Trading Analysis.    Houlihan Lokey reviewed certain historical stock price information for the Common Stock. This review indicated that for the one year period ended prior to May 31, 2012, Common Stock closing prices ranged between $7.14 and $11.86, per share, with an average per share closing price for the period of $10.25, as compared to the implied per share merger consideration of $14.50.

        Selected Companies Analysis.    Houlihan Lokey calculated certain enterprise value multiples based on certain financial and operating data for the Company and the following selected oil and gas exploration and production companies. The calculated multiples included (i) enterprise value as a multiple of LTM Adjusted EBITDAX, (ii) enterprise value as a multiple of estimated NFY Adjusted EBITDAX, (iii) enterprise value divided by PR and (iv) enterprise value divided by ADP. The list of selected companies and the related financial and operating data for such selected companies are set forth below.

	Enterprise Value to Adjusted EBITDAX:		Enterprise Value to:
Selected Companies	LTM	NFY	PR	ADP
Abraxas Petroleum Corporation	12.5x	11.7x	$13.43	$100,734
American Standard Energy Corp.(1)	NMF	27.6x	$38.21	$155,661
Approach Resources Inc.	13.4x	10.2x	$13.44	$142,384
Dune Energy, Inc.	8.3x	NA	$14.58	$75,952
Kodiak Oil & Gas Corp.(2)	23.1x	8.5x	$71.69	$238,298
Northern Oil and Gas, Inc.	8.9x	6.6x	$27.95	$151,950
Oasis Petroleum Inc.	10.1x	7.1x	$37.54	$167,567
Panhandle Oil and Gas Inc.	6.8x	NA	$11.94	$45,190
Triangle Petroleum Corporation	NMF	13.6x	$108.01	$378,342
Voyager Oil & Gas, Inc.	17.9x	8.0x	$34.03	$189,440
Warren Resources, Inc.	4.1x	3.8x	$11.32	$91,056

For the purposes of the table set forth above, "NMF" means "not meaningful."

For the purposes of the table set forth above, "NA" means "not available."

(1)
The Enterprise Value/NFY Adjusted EBITDAX multiple for this company was excluded from high, low, mean and median data.

(2)
At the time of the opinion, publicly available LTM EBITDAX data reflecting Kodiak Oil & Gas Corp.'s acquisition of oil and gas properties in the Williston Basin, which added 103,000 net acres of oil and gas properties, was not available. As a result, Kodiak's Enterprise Value/LTM Adjusted EBITDAX multiple was excluded from the high, low, mean and median data.

        The list of the low, high, mean and median multiples for the selected companies set forth above, as well as for the Company were as follows:

	Enterprise Value as a Multiple of:
	LTM Adjusted EBITDAX	NFY Adjusted EBITDAX	PR	ADP
Low	4.1x	3.8x	$11.32	$45,190
High	17.9x	13.6x	$108.01	$378,342
Mean	10.2x	8.7x	$34.74	$157,870
Median	9.5x	8.3x	$27.95	$151,950
The Company as of 5/30/12	7.7x	4.8x	$23.19	$104,396
The Company at merger consideration	10.6x	6.6x	$31.64	$142,415

        From this data, Houlihan Lokey selected implied enterprise value reference ranges for the Company using LTM Adjusted EBITDAX multiples of 8.0x to 9.0x, NFY Adjusted EBITDAX multiples of 5.0x to 6.0x, enterprise value per PR (BOE) of $22.00 to $27.00 and enterprise value per ADP value (BOE) of $100,000 to $125,000. Houlihan Lokey selected these ranges based on a comparison of, among other things, the Company's size, composition of reserves, geographic dispersion of reserves and business operations as compared to those of the selected companies. Houlihan Lokey then adjusted these ranges to reflect net debt outstanding and common shares outstanding, each as of April 30, 2012 (the most recent date for which such information was available) to arrive at a per share implied equity reference range. This analysis indicated the following implied per share reference range for the Company, as compared to the proposed per share merger consideration:

Implied Per Share Equity Reference Range for the Company based on:	Per Share Merger Consideration
$10.17 - $13.27	$14.50

        Selected Transactions Analysis.    Houlihan Lokey calculated certain enterprise value multiples based on the estimated purchase prices paid in the following selected publicly-announced oil and gas exploration and production company and asset transactions. The calculated multiples included (i) transaction value as a multiple of LTM EBITDAX (LTM for the latest twelve months for which financial information has been made public as of the announcement date of the relevant transaction), (ii) transaction value divided by PR and (iii) transaction value divided by ADP. The list of selected transactions and the related multiples and certain financial data are set forth below.

Announcement Date	Acquiror	Target	Transaction Value/ EBITDAX	PR ($/BOE)	ADP ($/BOE/DAY)
4/25/2012	Halcón Resources Corporation	GeoResources, Inc.	11.9x	$35.31	$165,047
3/28/2012	Continental Resources, Inc.	Wheatland Oil Inc.	NA	$19.75	$136,032
1/23/2012	Apache Corporation	Cordillera Energy Partners III, LLC	NA	$39.96	$158,733
11/30/2011	Korea National Oil Corporation and Samsung C&T Corporation	Parallel Petroleum Corp.	NA	$11.21	$91,845
11/14/2011	Kodiak Oil & Gas Corp.	Producing Properties and Undeveloped Leaseholds in the Williston Basin	NA	$34.03	$163,889
10/27/2011	Linn Energy, LLC	Two Acreage Acquisitions in the Permian Basin Wolfberry	NA	$12.65	$131,250
10/17/2011	Statoil ASA	Brigham Exploration Company	15.7x	$71.83	$143,485
9/28/2011	Kodiak Oil & Gas Corp.	Properties and Undeveloped Leaseholds in the Williston Basin	NA	NA	$78,333
8/31/2011	Crescent Point Energy Corp.	Two Acreage Acquisitions in the Bakken and Three Forks Formations	NA	NA	$223,773
4/12/2011	Eagle Rock Energy Partners, L.P.	Crow Creek Energy II, L.L.C.	7.6x	$11.75	$67,021
3/25/2011	Vanguard Natural Gas, LLC	Encore Energy Partners LP	22.6x	$29.73	$144,428
2/28/2011	Linn Energy Holdings, LLC	Certain Oil and Natural Gas Properties in the Bakken Formation held by Concho Resources, Inc.	NA	$23.32	$143,097
2/28/2011	Linn Energy Holdings, LLC	Oil, and Natural Gas Properties in the Permian Basin in New Mexico held by SandRidge Exploration and Production	NA	$19.05	NA

Announcement Date	Acquiror	Target	Transaction Value/ EBITDAX	PR ($/BOE)	ADP ($/BOE/DAY)
1/19/2011	Magnum Hunter Resources Corp.	NuLoch Resources, Inc.(1)	52.6x	$52.61	$200,245
11/15/2010	Williams Companies, Inc.	85,800 Net Acres on Fort Berthold Indian Reservation in the Williston Basin	NA	NA	$280,303
11/09/2010	Chevron Corporation	Atlas Energy, Inc.	13.4x	$31.71	$273,410
7/20/2010	Exxon Mobile Corporation	Ellora Energy, Inc.	14.1x	$78.92	$108,399
6/02/2010	Citation 2004 Investment LP	Mid-Continent and Illinois-Basin Properties held by Nobel Energy, Inc.	NA	$17.25	$96,842
4/04/2010	SandRidge Energy, Inc.	Arena Resources, Inc.	10.0x	$18.61	$199,474
1/04/2010	Undisclosed	Hugoton Field Assets and Colorado Properties held by Ellora Energy, Inc.	NA	NA	$48,431

For the purposes of the table set forth above, "NA" means "not available."

(1)
Transaction Value/LTM EBITDAX data for this transaction was excluded from high, low, mean and median data.

        This analysis indicated the following low, high, mean and median multiples for the selected transactions:

	Transaction Value as a Multiple of:
	LTM/EBITDAX	PR	ADP
Low	7.6x	$11.21	$48,431
High	22.6x	$78.92	$280,303
Mean	13.6x	$31.73	$150,213
Median	13.4x	$26.52	$143,485

        From this data, Houlihan Lokey selected implied enterprise values reference ranges for the Company using LTM EBITDAX multiples of 9.0x to 10.0x, transaction value per PR (BOE) of $25.00 to $30.00 and transaction value per ADP value (BOE) of $110,000 to $135,000. Houlihan Lokey selected these ranges based on a comparison of, among other things, the Company's size, composition of reserves, geographic dispersion of reserves, and business operations, as compared to those of the selected transactions. Houlihan Lokey then adjusted these ranges to reflect net debt outstanding and common shares outstanding, each as of April 30, 2012 (the most recent date for which such information was available) to arrive at a per share implied equity reference range. This analysis indicated the following per share reference range for the Company, as compared to the proposed per share merger consideration value:

Implied Per Share Equity Reference Range for the Company based on:	Per Share Merger Consideration
$11.27 - $13.76	$14.50

  Other Matters

        Houlihan Lokey was engaged by the Company to provide an opinion to our Board of Directors regarding the fairness from a financial point of view of the merger consideration to be received by the Unaffiliated Holders in the Merger and to provide certain valuation services to the Company regarding certain assets of Forestar. We engaged Houlihan Lokey based on Houlihan Lokey's experience and reputation. Houlihan Lokey is regularly engaged to render financial opinions in connection with mergers, acquisitions, divestitures, leveraged buyouts, recapitalizations, and for other purposes. Pursuant to its engagement, the Company paid Houlihan Lokey $350,000 for its services, a portion of which became payable upon Houlihan Lokey's retention and the balance of which became payable prior to, or upon the delivery of, Houlihan Lokey's opinion, regardless of the conclusion reached therein. No portion of Houlihan Lokey's fee is contingent upon the successful completion of the Merger. The Company has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws arising out of or relating to Houlihan Lokey's engagement.

        In the ordinary course of business, Houlihan Lokey does not trade in debt, equity, or other securities or financial instruments (including loans and other obligations), or in any currency or commodity. However, in the ordinary course of business, certain of Houlihan Lokey's employees and affiliates, as well as investment funds in which they may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, Forestar, or any other party that may be involved in the Merger and their respective affiliates or any currency or commodity that may be involved in the Merger.

        Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and other financial services to the Company, Forestar, other participants in the Merger or certain of their respective affiliates in the future, for which Houlihan Lokey and such affiliates may receive compensation. In the past two years, Houlihan Lokey has not provided services of any kind to Forestar. Other than as described above, Houlihan Lokey has not provided services of any kind to the Company over the last two years.

 Certain Effects of the Merger

        If the Merger Agreement is adopted by our stockholders and the other conditions to the closing of the Merger are satisfied, Merger Sub will be merged with and into the Company, with the Company being the surviving corporation. Following the Merger, all of the Company's capital stock will be owned by Forestar.

        When the Merger is completed, each share of our Common Stock issued and outstanding immediately prior to the effective time of the Merger (other than shares owned by the Company as treasury stock or held directly or indirectly by Forestar, or held by stockholders who are entitled to and who properly exercise and perfect appraisal rights in compliance with all of the required procedures under the laws of Delaware) will be canceled and converted into the right to receive $14.50 in cash without interest and less any applicable withholding taxes.

Regulatory and Other Approvals

        No filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any federal, state, local or foreign court, arbitral, legislative, executive or regulatory authority or agency is required in connection with the execution, delivery and performance of the Merger Agreement, or any other transactions contemplated thereby, except for (i) the filing of a definitive proxy statement with the SEC relating to the Merger Agreement and the transactions contemplated thereby, (ii) the filing of a Certificate of Merger with the Delaware Secretary of State, and (iii) any filings in connection with compliance with the rules of Nasdaq.

Material U.S. Federal Income Tax Consequences of the Merger

        The following discussion summarizes the material U.S. federal income tax consequences of the Merger to U.S. holders (as defined below) of shares of our Common Stock. This summary is based on current law as of the date hereof, is for general informational purposes only and does not purport to be a complete description of all of the tax consequences of the Merger. The information in this section is based on the Internal Revenue Code of 1986, as amended (the "Code"), applicable U.S. Treasury regulations promulgated thereunder, current administrative interpretations of the U.S. Internal Revenue Service ("IRS"), and court decisions, all as of the date hereof and all of which are subject to change at any time, possibly with retroactive effect. We cannot assure you that future legislation, U.S. Treasury regulations, administrative interpretations and court decisions will not significantly change the current law or adversely affect existing interpretations of current law. Any such change could apply retroactively. No ruling from the IRS has been or will be sought with respect to any of the tax consequences of the Merger and the statements in this proxy are not binding on the IRS or any court. We can provide no assurance that the tax consequences described below will not be challenged by the IRS or will be sustained by a court if so challenged.

        This summary does not address all aspects of taxation that may be relevant to you in light of your specific circumstances which may be important to you. This summary does not address the tax treatment of holders of shares of our Common Stock who are not U.S. holders (as defined below). Holders of shares of our Common Stock who are not U.S holders should consult their tax advisors concerning the tax treatment of the Merger under U.S. and non-U.S. tax laws. Except as indicated otherwise, this summary also does not address the tax treatment of holders of shares of our Common Stock who are subject to special treatment under the U.S. federal income tax laws, including, without limitation, banks and other financial institutions, insurance companies, tax-exempt organizations, mutual funds, real estate investment trusts, partnerships (or any entity taxable as a partnership for U.S. federal income tax purposes), S corporations and other pass-through entities, individual retirement accounts and other tax-deferred accounts, dealers in securities or currencies, traders in securities that elect to apply a mark-to-market method of accounting for their securities holdings, U.S. holders (as defined below) whose functional currency is not the U.S. dollar, persons holding their shares of our Common Stock as part of a hedging transaction, appreciated financial position, conversion transaction or constructive sale or as a position in a "straddle" or other risk reduction strategy, holders who acquired their shares of our Common Stock pursuant to the exercise of employee stock options, warrants or similar derivative securities or otherwise as compensation or in connection with the performance of services, holders who are subject to the alternative minimum tax provisions of the Code, holders who hold our Common Stock which constitutes "qualified small business stock" as defined in Section 1202 of the Code, U.S. expatriates, and holders who hold an equity interest (actually or constructively) in Forestar or the Company after the Merger. Moreover, this summary does not address the federal income tax consequences to holders of shares of our Common Stock who perfect their appraisal rights in connection with the Merger by complying with all the required procedures under Delaware law.

        For purposes of this discussion, a "U.S. holder" means a beneficial owner of shares of our Common Stock that for U.S. federal income tax purposes is:

  •
  an individual who is a citizen of the United States or a resident of the United States for U.S. federal income tax purposes;

  •
  a corporation or other entity subject to tax as a corporation for U.S. federal income tax purposes that is created or organized in or under the laws of the United States, any state thereof, or the District of Columbia;

  •
  an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

  •
  a trust (i) if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or (ii) that has a valid election in effect to be treated as a U.S. person for U.S. federal income tax purposes.

        If an entity treated as a partnership for U.S. federal tax purposes holds shares of our Common Stock, the U.S. federal income tax treatment of such partnership and its partners or members generally will depend upon the status of the partner or member and the activities of the entity. If you are such an entity, a partner of a partnership or a member of a limited liability company or other entity classified as a partnership for U.S. federal income tax purposes holding shares of our Common Stock, you should consult your own tax advisor regarding the U.S. federal, state, local and non-U.S. tax considerations applicable to you with respect to the disposition of the Common Stock pursuant to the Merger.

        This discussion assumes that your shares of our Common Stock are held as capital assets within the meaning of Section 1221 of the Code. This summary does not address consequences of the Merger under the tax laws of any state, local or non-U.S. jurisdiction, or any estate, gift or other non-income tax considerations.

        Exchange of Shares of Common Stock for Cash Pursuant to the Merger.    The receipt of cash by a U.S. holder in exchange for its shares of our Common Stock pursuant to the Merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. holder will recognize gain or loss for U.S. federal income tax purposes equal to the difference between the amount of cash received by such holder in exchange for its shares of our Common Stock and the holder's adjusted tax basis in such shares. Gain or loss (and the character thereof) will be determined separately for each block of shares of our Common Stock surrendered for cash pursuant to the Merger, with a block consisting of shares of our Common Stock acquired at the same cost in a single transaction. Such gain or loss will be capital gain or loss and will be long-term capital gain or loss if the shares of our Common Stock surrendered in the Merger have been held for more than one year at the effective time of the Merger. Such gain or loss will generally be short-term capital gain or loss if at the effective time of the Merger the shares of our Common Stock surrendered in the Merger have been held for one year or less. Individuals and certain other non-corporate U.S. holders who recognize long-term capital gains are generally eligible for preferential rates of taxation. The deductibility of capital losses is subject to certain limitations.

        Backup Withholding and Information Reporting.    The receipt of cash by a U.S. holder in exchange for its shares of our Common Stock pursuant to the Merger may be subject to information reporting and backup withholding tax at the applicable rate (currently 28%), unless the U.S. holder (i) timely furnishes an accurate taxpayer identification number and otherwise complies with applicable U.S. information reporting or certification requirements (typically by completing and signing an IRS Form W-9, or a Substitute Form W-9, a copy of which will be included as part of the letter of transmittal to be timely returned to the paying agent) or (ii) is a corporation or other exempt recipient and, when required, properly establishes such fact. Backup withholding is not an additional tax and any amounts withheld under the backup withholding rules may be refunded or credited against a U.S. holder's U.S. federal income tax liability, if any; provided that the required information is furnished to the IRS in a timely manner.

        HOLDERS OF OUR COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF UNITED STATES FEDERAL, STATE, LOCAL, NON-U.S. AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.

 Interests of Certain Persons in the Merger

        In considering the recommendation of our Board of Directors with respect to the Merger, you should be aware that certain of our directors and executive officers have interests in the Merger that may be different from, or in addition to, your interests as a stockholder generally. Such interests are described below. Members of our Board of Directors were aware of these differing or additional interests and considered them, among other matters, in reaching their decision to approve the Merger Agreement and approve the Merger and to recommend that you vote in favor of adopting the Merger Agreement.

Treatment of Stock Options

        As of    •    , 2012, there were approximately 127,813 shares of Common Stock subject to stock options granted under our 1997 and 2007 Stock Incentive Plans, in each case as amended and/or restated from time to time, to our directors and executive officers.

        Pursuant to the Merger Agreement, as of the effective time of the Merger, each then outstanding stock option will be canceled and converted automatically into the right to receive, in full satisfaction of such option, a cash amount, without interest and less applicable withholding taxes, equal to the product of:

  •
  the number of shares of our Common Stock subject to the option as of the effective time of the Merger; and

  •
  the excess of $14.50 over the exercise price per share of Common Stock subject to such option.

        All outstanding options have an exercise price per share of less than $14.50 and were fully vested prior to the Board's approval of the Merger Agreement. The following table summarizes the options held by our directors and executive officers as of    •    , 2012 and the before-tax consideration that each of them will receive pursuant to the Merger Agreement in connection with the cash-out of their options, calculated in accordance with the formula set forth above:

Name	Number of Shares Subject to Options	Exercise Price Per Share ($)	Total Cash Value of Options ($)
Directors
Clarence Brown	29,250	5.93	250,673
Oakley Hall	20,000	12.78	34,400
James T. Huffman	58,563	5.93	484,745
Officers
Alfred B. Neely	20,000	12.78	34,400

Key Employee Retention Plan

        Pursuant to the Company's Key Employee Retention Plan, originally effective on July 10, 1996 and amended and restated on June 12, 2008, Michael D. Davis and Alfred B. Neely would be entitled to a lump sum cash severance payment and continued welfare benefits following a termination of employment upon or following a change in control of the Company—which would include consummation of the Merger—by the Company or its successor without "cause" or within 24 months following the change in control by the executive for "good reason" (which includes among other things a material diminution in duties, a material reduction in base pay and a required relocation of more than 20 miles). The amount of the cash severance payment is equal to the excess of (i) the product of (A) the sum of (I) the executive's monthly base salary plus (II) the greater of 1/12th of (x) the executive's annual bonus for the year preceding the year of termination and (y) the executive's average annual bonus for the three years preceding the year of termination times (B) the number of years (including fractions thereof) the executive was employed by the Company, or such other greater amount as the Board may deem appropriate considering the circumstances and documented in writing to the executive over (ii) the salary payments earned and received by the executive for employment with the Company after the change in control. The welfare benefit continuation period, during which benefits would be provided at the same employee cost as in effect before the termination, equals one month for each year or partial year that the executive was employed by the Company reduced by one month for each complete month during which the executive is employed by the Company or its successor after the change in control, or for such longer period as the Board may deem appropriate. In any event, however, the value of the severance and continued benefit coverage would be limited to the extent necessary to ensure that the executive is not subject to the "golden parachute" excise taxes under the Code.

        Mr. Neely plans on retiring from his position as Chief Financial Officer of the Company effective July 31, 2012. Upon Mr. Neely's retirement he will no longer be entitled to any benefits under the Company's Key Employee Retention Plan. Upon Mr. Neely's retirement, Brian Mazeski will become the Company's Chief Accounting Officer. Pursuant to Mr. Mazeksi's employment agreement with the Company, if the Company eliminates Mr. Mazeski's position within 18 months of the date of his hire, Mr. Mazeski will be entitled to a lump-sum payment of $80,000.

        The following table sets forth the value, based on pay and level of benefits as of the date hereof, of the severance and continued benefits that Messrs. Davis and Neely would receive under the Key Employee Retention Plan if their employment terminated on the date of consummation of Merger under circumstances entitling them to severance and benefits:

	Cash Severance	Benefit Continuation	Total
Michael D. Davis	$11,111	$1,333	$12,444
Alfred B. Neely	$105,000	$15,750	$120,750

The actual amount, if any, payable to Messrs. Davis and Neely will depend on the circumstances prevailing upon any actual termination of employment.

Agreement with Mr. Huffman

        The Company has agreed with Mr. Huffman, the Chairman of our Board of Directors and our former Chief Executive Officer, before the Merger is consummated to convey to him the company car he presently drives, the replacement value of which does not exceed $60,000.

Golden Parachute Compensation

        The following table sets forth the information required by Item 402(t) of SEC Regulation S-K regarding certain compensation that the Company's named executive officers could receive that is based on or that otherwise relates to the Merger. The amounts set forth below are estimates based on multiple assumptions about events that may or may not actually occur. As a result, the actual amounts, if any, to be received by the named executive officers may differ from the amounts set forth below.

	Cash(1)		Equity	Pension / NQDC	Perquisites/ Benefits(2)		Tax Reimbursement	Other	Total
Michael D. Davis		$11,111	$0	$0		$1,333	$0	$0	$12,444
Alford B. Neely	$		$0	$0	$		$0	$0	$120,750

(1)
Represents the cash lump sum severance payment that would be due if the executive experienced a qualifying termination of employment upon consummation of the Merger, as more fully described in "Interests of Certain Persons in the Merger—Key Employee Retention Plan."

(2)
Represents the value of continued welfare benefits that would be provided if the executive experienced a qualifying termination of employment upon consummation of the Merger, as more fully described in "Interests of Certain Persons in the Merger—Key Employee Retention Plan."

        Marlis E. Smith, Jr., who served as the Company's Chief Executive Officer from January 2010 until January 2012, is not entitled to any compensation based on or that otherwise relates to the Merger.

Delisting and Deregistration of Common Stock

        If the Merger is completed, the Company's Common Stock will be delisted from Nasdaq and deregistered under the Exchange Act and we will no longer file periodic reports with the SEC.

THE MERGER AGREEMENT

        The summary of the terms of the Merger Agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this proxy statement as Annex A and which we incorporate by reference herein. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to carefully read the Merger Agreement in its entirety.

        The Merger Agreement has been included to provide you with information regarding its terms and is not intended to provide any other factual information about the Company, Forestar, Merger Sub or any of their respective subsidiaries. In particular, the Merger Agreement contains representations and warranties that the Company made to Forestar and Merger Sub and representations and warranties that Forestar and Merger Sub made to the Company. The statements embodied in the Company's representations and warranties are in some cases subject to important exceptions, limitations and supplemental information that the Company delivered to Forestar and Merger Sub in connection with signing the Merger Agreement. Certain representations and warranties were made as of a specified date, may be subject to contractual standards of materiality different from those generally applicable under federal securities laws, or may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. Thus, stockholders should be aware that the representations and warranties contained in the Merger Agreement serve business purposes other than providing the Company's stockholders with information about the Company, and stockholders should not base their investment decisions regarding the Company, or their decision as whether to vote in favor of the adoption of the Merger Agreement, thereon.

The Merger

        The Merger Agreement provides that Merger Sub will merge with and into the Company, and the separate existence of Merger Sub will cease. The Company will survive the Merger as a wholly owned subsidiary of Forestar (we sometimes refer to the Company as of and after such time as the "surviving corporation"). Following completion of the Merger, our Common Stock will cease to be listed on Nasdaq, will be deregistered under the Exchange Act and will no longer be publicly traded. Our current stockholders will cease to have any ownership interest in the Company or rights as stockholders of the Company. Therefore, our current stockholders will not participate in any future earnings or growth of the Company and will not benefit from any appreciation in value of the Company.

        Unless otherwise agreed by the parties to the Merger Agreement, the closing date for the Merger will occur no later than the fifth business day after the satisfaction or waiver of the conditions to the Merger Agreement as described below in "The Merger Agreement—Conditions to the Merger" beginning on page 74.

        The effective time of the Merger will occur at the time we, together with Forestar, duly file a Certificate of Merger with the Secretary of State of the State of Delaware or at such time as may be specified in the Certificate of Merger.

Treatment of Stock and Other Awards

Company Common Stock

        At the effective time of the Merger, each share of Common Stock issued and outstanding immediately prior to the effective time of the Merger will be converted into the right to receive $14.50 in cash, without interest and less any applicable withholding taxes, other than the following shares:

  •
  shares held by holders who have properly demanded and perfected their appraisal rights;

  •
  shares owned by the Company or any subsidiary of the Company (as treasury stock or otherwise); and

  •
  shares owned, directly or indirectly, by Forestar.

        After the effective time of the Merger, each holder of a certificate or book entry share representing any shares of Common Stock (other than shares for which appraisal rights have been properly demanded and perfected) will no longer have any rights with respect to the shares, except for the right to receive the merger consideration, without interest and less any applicable withholding taxes.

Company Options

        At the effective time of the Merger, each option to acquire shares of our Common Stock will be converted automatically into the right to receive for each share of Common Stock then subject to such option an amount equal to the excess of $14.50 over the exercise price per share payable in respect of such share of Common Stock issuable under such option, without interest and less any applicable withholding taxes. Each outstanding stock option has an exercise price per share of less than $14.50.

Appraisal Rights

        If you properly exercise and perfect appraisal rights under Delaware law your shares of Common Stock will not be converted into the right to receive $14.50 in cash per share, but instead will be canceled and cease to exist, and you will cease to have any rights with respect to such shares, except the right to receive the judicially determined fair value of your shares of Common Stock (plus interest, if any, in the amount determined to be the fair value), which may be more or less than $14.50 per share, determined in accordance with the provisions of Section 262 of the Delaware General Corporation Law (attached to this proxy statement as Annex D). See "Appraisal Rights" beginning on page 80.

Exchange and Payment Procedures

        Before the effective time of the Merger, Forestar will designate a paying agent to act as agent for the benefit of holders of shares of Common Stock in connection with the Merger (such firm, the "paying agent"). Prior to the effective time, Forestar will deposit (or will cause to be deposited) with the paying agent the cash necessary to pay for the shares of Common Stock converted into the right to receive the merger consideration. As soon as reasonably practicable after the effective time of the Merger, the paying agent will mail to each holder of record of Common Stock a letter of transmittal and instructions for use in effecting the surrender of the certificates or book-entry shares representing shares of our Common Stock. The letter of transmittal and instructions will tell you how to surrender your Common Stock certificates or shares you may hold that are represented by book-entry in exchange for the merger consideration.

        You should not return your stock certificates with the enclosed proxy card and you should not forward your stock certificates to the paying agent without a properly completed letter of transmittal to be forwarded by the paying agent at a later time after the adoption of the Merger Agreement.

        You will not be entitled to receive the merger consideration until you surrender your stock certificate or certificates (or affidavit of loss in lieu thereof) or book-entry share to the paying agent, together with a properly completed and duly executed letter of transmittal and any other documents as may be reasonably requested by the paying agent. If a transfer of ownership of shares is not registered in the transfer records of the Company, cash to be paid upon due surrender of the stock certificate or book-entry share may be paid to the transferee if the stock certificate or book-entry share formerly representing the shares is presented to the paying agent accompanied by all documents required to evidence and effect the transfer and to evidence that any applicable stock transfer taxes have been paid or are not applicable.

        No interest will be paid or accrued on the amount payable upon the surrender of the stock certificates or book-entry shares.

        After the effective time of the Merger, there will be no transfers on our stock transfer books of shares of Common Stock that were outstanding immediately prior to the effective time of the Merger. If, after the effective time of the Merger, stock certificates are presented to the surviving corporation for transfer, they will be canceled and exchanged for the merger consideration.

        Any portion of the merger consideration deposited with the paying agent that remains undistributed to holders of our Common Stock one year after the effective time of the Merger will be delivered, upon demand, to Forestar. Former holders of our Common Stock who have not complied with the above-described exchange and payment procedures will thereafter only look to Forestar for payment of the merger consideration.

        Forestar and the paying agent will be entitled to deduct and withhold from the merger consideration otherwise payable to any person such amounts as may be required to be deducted and withheld with respect to the making of such payments under the Code or under any provision of state, local or foreign tax law.

        If you have lost a certificate, or if it has been stolen or destroyed, then before you will be entitled to receive the merger consideration, you will have to make an affidavit of the certificate's loss, theft or destruction, and if required by Forestar or the paying agent, post a bond in a reasonable amount as Forestar may direct to protect it against any claim that may be made against it with respect to that certificate. Delivery is at risk of the holder. These procedures will be described in the letter of transmittal that you will receive, which you should read carefully in its entirety.

Certificate of Incorporation, Bylaws, Directors and Officers

        When the Merger is completed, the certificate of incorporation and the bylaws of Merger Sub in effect immediately prior to the effective time of the Merger will be the certificate of incorporation and the bylaws of the surviving corporation. The directors of Merger Sub at the effective time of the Merger will be the directors of the surviving corporation immediately following the effective time of the Merger. The officers of Merger Sub at the effective time of the Merger will be the officers of the surviving corporation immediately following the effective time of the Merger.

Representations and Warranties

        The Merger Agreement contains representations and warranties made by us to Forestar and Merger Sub, and by Forestar and Merger Sub to us, and may be subject to important limitations and qualifications agreed to by the parties in connection with the negotiation of the terms of the Merger Agreement. The statements embodied in the representations and warranties made by us are in some cases subject to important exceptions, limitations and supplemental information that we delivered to Forestar and Merger Sub in connection with signing the Merger Agreement. Certain representations and warranties were made as of a specified date, may be subject to contractual standards of materiality different from those generally applicable under federal securities laws or may have been included in the Merger Agreement for the purpose of allocating risk between the parties rather than to establish matters as facts. For the foregoing reasons, you should not rely on the representations and warranties contained in the Merger Agreement as statements of factual information.

        Our representations and warranties relate to, among other things:

  •
  our and our subsidiaries' due organization, valid existence, good standing, qualification to do business and authority to own, lease and operate our assets and conduct our business;

  •
  our corporate power and authority to enter into the Merger Agreement and, subject to the adoption of the Merger Agreement by the required vote of our stockholders, to consummate the Merger and the other transactions contemplated by the Merger Agreement;

  •
  our capitalization, including in particular the number of shares of our Common Stock, preferred stock, stock options, and treasury stock;

  •
  our subsidiaries and our equity interests in them;

  •
  exemption of the Merger from anti-takeover statutes applicable to us;

  •
  the absence of conflicts with, or violations of, our or our subsidiaries' governing documents, applicable law or certain material agreements as a result of entering into the Merger Agreement and consummating the Merger and the other transactions contemplated by the Merger Agreement;

  •
  compliance with laws applicable to us, our subsidiaries and assets;

  •
  certain permits necessary for the lawful conduct of our and our subsidiaries' business;

  •
  the required consents and approvals of governmental entities in connection with the Merger and related transactions;

  •
  litigation, legal proceedings and governmental orders;

  •
  the compliance with applicable legal requirements of our SEC filings, as amended, since January 1, 2009, including with applicable legal requirements of the consolidated financial statements contained therein and GAAP;

  •
  the adequacy of our internal controls and procedures;

  •
  the absence of undisclosed liabilities;

  •
  the absence of certain changes and certain actions since October 31, 2011;

  •
  tax matters;

  •
  employee benefit plans;

  •
  labor matters;

  •
  material contracts and performance of obligations thereunder;

  •
  intellectual property matters;

  •
  environmental matters;

  •
  insurance matters;

  •
  assets;

  •
  royalty interests and reserve reports;

  •
  affiliate transactions;

  •
  derivative transactions;

  •
  maintenance of properties;

  •
  gas imbalances and payout balances;

  •
  oil and gas operations;

  •
  additional drilling obligations;

  •
  our rights plan;

  •
  the absence of undisclosed brokers' fees;

  •
  the receipt of an opinion from each of Northland Capital Markets and Houlihan Lokey Financial Advisors, Inc.; and

  •
  the accuracy of information supplied for inclusion in this proxy statement.

        Certain of our representations and warranties are qualified by a "Company Material Adverse Effect" standard. "Company Material Adverse Effect" is defined to mean (A) any fact, circumstance, event, change, development, effect or occurrence that, individually or in the aggregate with other facts, circumstances, events, changes, developments, effects or occurrences, is materially adverse to the business, assets, properties, liabilities, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole and (B) any fact, circumstance, event, change, development, effect or occurrence that, individually or in the aggregate with other facts, circumstances, events, changes, developments, effects or occurrences, materially impairs the ability of the Company and its subsidiaries to consummate the transactions contemplated by the Merger Agreement, or prevents or materially delays or materially impairs the ability of the Company or its subsidiaries to perform its obligations under the Merger Agreement or to consummate the Merger or the other transactions contemplated by the Merger Agreement, but does not include (i) facts, circumstances, events, changes, developments, effects or occurrences generally affecting the industries in which the Company and its subsidiaries operate or general economic conditions in either case except to the extent the Company and its subsidiaries are disproportionately affected thereby relative to others in the industry in which the Company and its subsidiaries operate, (ii) facts, circumstances, events, changes, developments, effects or occurrences to the extent directly resulting from the announcement of the execution of the Merger Agreement or the pendency of the transactions contemplated thereby, (iii) fluctuations in the price or trading volume of the Common Stock; provided, that the exception in this clause (iii) will not prevent or otherwise affect a determination that any fact, circumstance, event, change, development, effect or occurrence underlying such fluctuation has resulted in, or contributed to, a Company Material Adverse Effect, (iv) facts, circumstances, events, changes, developments, effects or occurrences to the extent resulting from any changes in applicable law or in GAAP (or the interpretation thereof) after the date of the Merger Agreement, (v) any failure by the Company to meet any published analyst estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period or any failure by the Company to meet its internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations; provided, that the exception in this clause (v) will not prevent or otherwise affect a determination that any fact, circumstance, event, change, development, effect or occurrence underlying such failure has resulted in, or contributed to, a Company Material Adverse Effect, (vi) acts of war or terrorism (or the escalation of the foregoing) or natural disasters or other force majeure events except to the extent the Company and its subsidiaries are disproportionately affected thereby relative to others in the industry in which they operate, or (vii) acts or omissions by the Company taken with the specific prior written consent of Forestar.

        The Merger Agreement also contains various representations and warranties made by Forestar and Merger Sub that are subject, in some cases, to specified exceptions and qualifications. Their representations and warranties relate to:

  •
  their organization, valid existence, good standing, qualification to do business and authority to own, lease and operate their respective assets and conduct their respective businesses;

  •
  their corporate or other power and authority to enter into the Merger Agreement and to consummate the Merger and the other transactions contemplated by the Merger Agreement;

  •
  the absence of any violation or conflict with their governing documents, applicable law or certain agreements as a result of entering into the Merger Agreement and consummating the Merger;

  •
  the required consents and approvals of governmental entities in connection with the transactions contemplated by the Merger Agreement;

  •
  the existence of funds to consummate the transactions contemplated by the Merger Agreement and the ability of Forestar to pay all amounts required to be paid by it in connection with the Merger Agreement when such payments are due;

  •
  the absence of undisclosed brokers' fees;

  •
  the accuracy of information supplied for inclusion in this proxy statement; and

  •
  interim operations of Merger Sub.

        Certain of Forestar's and Merger Sub's representations and warranties are qualified by a "Parent Material Adverse Effect" standard. "Parent Material Adverse Effect" is defined to mean any fact, circumstance, event, change, development, effect or occurrence that, individually or in the aggregate with other facts, circumstances, events, changes, developments, effects or occurrences, materially impairs the ability of Forestar and its subsidiaries to consummate the transactions contemplated by the Merger Agreement, or prevents or materially delays or materially impairs the ability of Forestar or its subsidiaries to perform its obligations under the Merger Agreement or to consummate the Merger or the other transactions contemplated by the Merger Agreement.

Conduct of Our Business Prior to Closing

        We have agreed in the Merger Agreement that, subject to certain exceptions, until the effective time of the Merger, unless Forestar agrees in writing or as otherwise contemplated, permitted or required by the Merger Agreement, we will, and we will cause each of our subsidiaries, to:

  •
  maintain our existence in good standing under applicable law;

  •
  conduct our business and operations only in the ordinary course of business;

  •
  maintain our books, accounts and records and otherwise comply in all material respects with applicable law; and

  •
  use reasonable best efforts to preserve substantially intact our business organization, to keep available the services of our current officers and key employees and to preserve and maintain our existing material relations with customers, suppliers, officers, employees, creditors and governmental entities.

        We have also agreed in the Merger Agreement that, subject to certain exceptions, until the effective time of the Merger, unless Forestar agrees in writing or as otherwise contemplated, permitted or required by the Merger Agreement, we will not, and we will cause each of our subsidiaries not, to:

  •
  enter into any new line of business, or except as required on an emergency basis, incur or commit to any capital expenditures, or any obligations or liabilities in connection with any capital expenditures, other than (A) in the ordinary course of business, not to exceed $500,000 in the aggregate, or (B) capital expenditures and obligations or liabilities incurred or committed to in an amount not materially greater in the aggregate than, and during the same time period set forth in, the Company's capital budget as disclosed to Forestar;

  •
  amend our or any of our subsidiaries' certificates of incorporation or bylaws or similar organizational documents, except as contemplated by the Merger Agreement;

  •
  except for (A) any distributions between wholly-owned subsidiaries of the Company and (B) distributions to the Company from its subsidiaries, declare, set aside or pay any distributions in respect of our equity securities, or split, combine or reclassify any of our equity securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of our equity securities;

  •
  adjust, split, combine or reclassify any capital stock or issue, grant, sell, transfer, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of Common Stock or capital stock or other equity interest of any class or of any other such securities or agreements of the Company or any of our subsidiaries, other than issuances of shares of Common Stock pursuant to Company options existing at the date of the Merger Agreement and disclosed to Forestar; or (B) except as provided in the Merger Agreement, redeem, purchase or otherwise acquire directly or indirectly any of our capital stock (including any Common Stock) or any other securities;

  •
  except for increases in the ordinary course of business consistent with past practice with respect to non-officer employees, grant any increase in the compensation or benefits payable or to become payable by the Company or any of our subsidiaries to any current or former officer, employee or director;

  •
  adopt, enter into, amend or otherwise increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under any bonus, commission incentive compensation, deferred compensation, severance, termination, change in control, retention, hospitalization or other medical, life, disability, insurance or other welfare, profit sharing, stock option, stock appreciation right, restricted stock or other equity based, pension, retirement or other employee compensation or benefit plan, program, agreement or arrangement;

  •
  except as disclosed to Forestar, grant any severance, retention, change in control, termination or similar pay or benefit to any current or former officer, director or employee of the Company or any of our subsidiaries;

  •
  grant any stock options, restricted stock awards or other equity-based awards other than issuances of Common Stock upon the exercise of Company options existing on the date of the Merger Agreement;

  •
  adopt or enter into any collective bargaining agreement or enter into or amend any employment agreement with any officer of the Company or any of our subsidiaries;

  •
  change our methods of accounting in effect as of the date of the Merger Agreement, except in accordance with changes in GAAP, applicable law or regulatory guidelines as concurred to by our independent auditors;

  •
  acquire by merging or consolidating with (other than mergers among wholly-owned subsidiaries of the Company), by purchasing an equity interest in (other than investments in wholly-owned subsidiaries of the Company) or all or a material portion of the assets of, or by any other manner, any person or other business organization, division or business of such person or, any material assets; provided that any such acquisitions shall not exceed $500,000 in the aggregate;

  •
  except in the ordinary course of business consistent with past practice, sell, lease, exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of, certain of our assets or certain of our oil and gas properties having a purchase price in excess of $250,000 individually and $1,000,000 in the aggregate;

  •
  mortgage, pledge, hypothecate, grant any security interest in, or otherwise subject to any other lien other than permitted liens, certain of our assets or our oil and gas properties;

  •
  except as disclosed to Forestar, pay, discharge or satisfy any material claims (including claims of equityholders);

  •
  engage in any transaction with, or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of our or any of our subsidiaries' affiliates;

  •
  other than as required by law, (A) make or change any express or deemed tax election; (B) amend any tax return; (C) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to material taxes, other than such settlements or compromises where the amount paid or to be paid as a result of increased taxable income or decreased deductions in prior years or future years could not exceed $100,000 in the aggregate; or (D) change in any material respect any of our methods of reporting income or deductions for federal income tax purposes from those employed in the preparation of its federal income tax return for the most recent taxable year for which a tax return has been filed;

  •
  take (or omit to take) any action that would, or could reasonably be expected to, result in any of its representations and warranties set forth in the Merger Agreement becoming untrue in a manner that would give rise to the failure of the closing conditions set forth in the Merger Agreement;

  •
  adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of our subsidiaries or any agreement relating to an acquisition proposal, except in compliance with the Merger Agreement;

  •
  (A) incur, assume or guarantee any indebtedness for borrowed money other than indebtedness incurred in the ordinary course of business consistent with past practice that (x) is incurred pursuant to the Company's credit agreement up to an aggregate amount of $10,000,000 or (y) constitutes short-term indebtedness and does not exceed $2,500,000 in aggregate principal amount outstanding thereunder at any time; (B) modify any material indebtedness or other liability to increase the Company's (or any of its subsidiaries') obligations with respect thereto or to subject the Company (or any of its subsidiaries) to yield, prepayment or other penalties thereunder; (C) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person (other than a wholly owned subsidiary of the Company); (D) make any loans, advances or capital contributions to, or investments in, any other person (other than to wholly owned subsidiaries of the Company, or by such subsidiaries to the Company, customary loans or advances to employees in accordance with past practice or short-term investments of cash in the ordinary course of business in accordance with the Company's cash management procedures); or (E) enter into a swap, futures or derivatives transaction except hedging activities in the ordinary course of business consistent with past practice and with the risk parameters described in the Merger Agreement;

  •
  enter into any agreement, understanding or commitment that materially restrains, limits or impedes the Company's or any of its subsidiaries' ability to compete with or conduct any business or line of business, including geographic limitations on the Company's or any of its subsidiaries' activities;

  •
  except in the ordinary course of business consistent with past practice, modify or amend in any material respect, or terminate, any material contract to which it is a party or waive in any material respect or assign any of its rights or claims, or be in default in any material respect under any such material contract;

  •
  except in the ordinary course of business consistent with past practice, make any acreage or production acquisition or agree to any such acreage or production acquisition, in each case for which the Company is not contractually bound at the date of the Merger Agreement and disclosed, in excess of $1,000,000 in the aggregate;

  •
  enter into any joint operating agreement or other similar contract that is customary in the oil and gas business, except such contracts for which the contract area includes project areas on which the Company has disclosed to Forestar, as of the date of the Merger Agreement, plans to explore for hydrocarbons;

  •
  except in the ordinary course of business consistent with past practice, grant to or acquire from any person, or dispose of or permit to lapse any rights to, or disclose to any person any material trade secret included in, any material intellectual property used in or necessary to conduct the Calliope System;

  •
  grant any overriding royalty interest (or similar instrument) in respect of any hydrocarbon interest in the Bakken formation or on which there are no producing wells holding the hydrocarbon interest as of the time of grant of such interest (or similar instrument); or

  •
  enter into an agreement, contract, commitment or arrangement to do any of the foregoing.

Stockholders Meeting

        The Merger Agreement requires us to duly call, give notice of and hold a special meeting of our stockholders for the purpose of obtaining the vote of our stockholders necessary to adopt the Merger Agreement, even if we change our recommendation that our stockholders vote in favor of adopting the Merger Agreement, unless the Merger Agreement is terminated as described below in "The Merger Agreement—Termination of the Merger Agreement."

Activities During the "Go-Shop" and "No-Shop" Periods

        During the period beginning on the date of the Merger Agreement and continuing until 11:59 p.m. (New York City time) on July 3, 2012, such period being referred to as the "go-shop" period, the Company and its subsidiaries and their respective officers, directors, advisors, affiliates and other representatives, which are referred to herein as "representatives," may:

  •
  initiate, solicit and encourage acquisition proposals (or inquiries, proposals or offers or other efforts or attempts that are reasonably expected to lead to an acquisition proposal), including by way of providing access to non-public information pursuant to (but only pursuant to) one or more "acceptable confidentiality agreements" (generally, confidentiality agreements with terms no less favorable to us than our confidentiality agreement with Forestar, except that they need not contain any "standstill" provisions that would prohibit the making of an acquisition proposal); provided that the Company concurrently provides to Forestar any material non-public information concerning the Company or its subsidiaries that is provided to any person given such access which was not previously provided to Forestar or its representatives; and

  •
  engage in discussions or negotiations with respect to acquisition proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations.

        Except as expressly permitted in the Merger Agreement, beginning at 12:01 a.m. (New York City time) on July 4, 2012, such period being referred to as the "no-shop" period, the Company and its subsidiaries shall:

  •
  cease any solicitation, facilitation, encouragement, discussions or negotiations with any persons that may be ongoing with respect to an acquisition proposal;

  •
  request that any such person promptly return or destroy all confidential information concerning the Company and its subsidiaries; and

  •
  not, directly or indirectly, (i) initiate, solicit, knowingly encourage or facilitate (including by way of furnishing information), or take any other action designed to lead to, any inquiries or the making or submission of any proposal that constitutes, or would reasonably be expected to lead to, an acquisition proposal or (ii) participate or engage in discussions or negotiations with, or disclose any non-public information or data relating to the Company or its subsidiaries or afford access to the properties, books or records of the Company or its subsidiaries to any person that has made an acquisition proposal or to any person that the Company or its subsidiaries, including their representatives, believes or has reason to believe is or may be contemplating an acquisition proposal.

        However, the Company may continue to engage with, and provide information to, a "qualified go-shop bidder" (generally, a person from whom the Company receives an acquisition proposal during the go-shop period that the Board concludes is or is reasonably expected to lead to a superior proposal) through July 17, 2012, including with respect to any amended or revised acquisition proposal submitted by such a bidder.

        In addition, the Company and the Board of Directors may participate or engage in discussions or negotiations with, and provide information to, a third party if at any time on or after the commencement of the no-shop period, and prior to the Company obtaining the required vote from its stockholders to adopt the Merger Agreement, (i) the Company receives an unsolicited bona fide written acquisition proposal from such third party, (ii) the Board of Directors determines in good faith that such proposal constitutes, or is reasonably likely to result in, a superior proposal, after receiving such advice of its financial advisors, and (iii) the Board of Directors determines in good faith, after consultation with its outside counsel, that the failure to participate in such negotiations or discussions or to furnish such information or data to such third party would be reasonably expected to result in a breach of the Board of Director's fiduciary duties under applicable law. The Company may not deliver any information to such third party without entering into an acceptable confidentiality agreement with that party.

        An "acquisition proposal" is generally defined as any proposal, whether or not in writing, for any "acquisition transaction." An "acquisition transaction" is defined as any transaction or series of transactions involving the (i) direct or indirect acquisition or purchase of a business or assets that (in the aggregate) constitutes 20% or more of the net revenues, net income or the assets (based on the fair market value thereof) of the Company and its subsidiaries, taken as a whole, (ii) direct or indirect acquisition or purchase of 20% or more of any class of equity securities or capital stock of the Company or any of its subsidiaries whose business (in the aggregate) constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, or (iii) merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization, stock repurchase program or other similar transaction or series of transactions that if consummated would result in any person or persons beneficially owning 20% or more of any class of equity securities of the Company or any of its subsidiaries whose business (in the aggregate) constitutes 20% or more of the net revenues, net income or assets of the Company and its subsidiaries, taken as a whole, other than the transactions contemplated by the Merger Agreement.

        A "superior proposal" is generally defined as any bona fide written acquisition proposal made after the date of the Merger Agreement that was not solicited or initiated by the Company or any of its subsidiaries or any of their respective representatives in breach of the Merger Agreement, made by a third party to purchase all or substantially all of the Company's assets or all of the outstanding equity securities of the Company pursuant to a tender offer, exchange offer or merger (i) on terms which the Board of Directors determines in good faith to be superior to the Company and its stockholders (in their capacity as stockholders) from a financial point of view as compared to the transactions contemplated by the Merger Agreement and to any alternative transaction or changes to the terms of the Merger Agreement proposed by Forestar (after consultation with its financial advisors, and taking into account all financial, legal and regulatory terms and conditions of the acquisition proposal and the Merger Agreement, including any changes to the terms of the Merger Agreement offered by Forestar in response to such superior proposal, including any conditions to and expected timing of consummation, and any risks of non-consummation, of such acquisition proposal and taking into account all other legal, financial and regulatory aspects of such proposal), and (ii) which the Board of Directors reasonably believes is likely to be consummated on its terms.

        Except as permitted by the terms of the Merger Agreement, the Merger Agreement provides that neither our Board of Directors nor any committee of our Board of Directors directly or indirectly:

  •
  will withdraw (or amend or modify in a manner adverse to Forestar or Merger Sub), or publicly propose to withdraw (or amend or modify in a manner adverse to Forestar or Merger Sub), the Board of Directors' recommendation regarding the stockholder vote or recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any acquisition proposal (an "adverse recommendation change"); or

  •
  approve or recommend, or publicly propose to approve or recommend, or allow the Company or any of its subsidiaries to execute or enter into, any agreement, including any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement, arrangement or understanding, (A) constituting or related to, or that is intended to or could reasonably be expected to lead to, any acquisition proposal (other than an acceptable confidentiality agreement permitted pursuant to the Merger Agreement) (an "acquisition agreement") or (B) requiring it to abandon, terminate or fail to consummate the Merger or any other transaction contemplated thereby.

        Notwithstanding these restrictions, the Merger Agreement provides that prior to obtaining the required stockholder vote, so long as the Company has complied in all material respects with certain provisions in the Merger Agreement, the Board of Directors may make an adverse recommendation change, or terminate the Merger Agreement, because it received a superior proposal if, and only after, the Board of Directors (x) provides written notice to Forestar advising it that the Board of Directors or a committee thereof has received a superior proposal, specifying the material terms and conditions of such superior proposal, and identifying the person or group making such superior proposal, and (y) determines in good faith, (1) after receipt of advice from its financial advisors that any alternative transaction (including any modifications to the terms of the Merger Agreement) proposed by Forestar is not at least as favorable to the Company and its stockholders from a financial point of view (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and identity of the offeror and the financial capacity of the offeror to consummate the transaction) as the superior proposal, and (2) after receipt of advice from its outside counsel that its failure to do so would be reasonably expected to result in a breach of its fiduciary duties under laws applicable to the Company; provided, however, that (I) neither the Board of Directors nor any committee thereof may make an adverse recommendation change or terminate the Merger Agreement pursuant to the foregoing until the fourth business day after receipt of a notice of superior proposal by Forestar, (II) any change in the financial or other material terms of a superior proposal will require a new notice and a new four business day period, and (III) during any such period, if requested by Forestar, the Company will negotiate in good faith with respect to any changes or modifications to the Merger Agreement which would allow the Board of Directors not to make such adverse recommendation change or terminate the Merger Agreement consistent with its fiduciary duties.

        In addition, the Merger Agreement provides the Board of Directors may generally make an adverse recommendation change because of an "intervening event" if the Board of Directors determines in good faith, after consultation with its outside legal counsel and any other advisor it chooses to consult, that the failure to make such adverse recommendation change would be reasonably expected to result in a breach of its fiduciary duties under applicable law and provides written notice of its intention to make the adverse recommendation change to Forestar at least four business days in advance. "Intervening event" means any material event, development, circumstance, occurrence or change in circumstances or facts (including any change in probability or magnitude of circumstances) not related to an acquisition proposal that was not known or reasonably foreseeable to the Board of Directors on the date of the Merger Agreement (or if known, the magnitude or material consequences of which were not known or reasonably foreseeable to or understood by the Board of Directors as of such date).

        If we receive a superior proposal, subject to the requirements described above, the Company or its subsidiaries may enter into an acquisition agreement with respect to such proposal and terminate the Merger Agreement as set forth in "The Merger Agreement—Termination of the Merger Agreement" at page 76.

D&O Indemnification and Insurance

        Forestar and Merger Sub have agreed that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the current or former directors, officers or employees of the Company or its subsidiaries as provided in their respective certificates of incorporation or bylaws or other organizational documents or in any agreement to which the Company or any of its subsidiaries is a party, shall survive the Merger and shall continue in full force and effect. For a period of six years from the effective time of the Merger, Forestar and the surviving corporation will maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Company's and any of its subsidiaries' certificate of incorporation and bylaws or similar organizational documents in effect immediately prior to the effective time of the Merger or in any indemnification agreements of the Company or its subsidiaries with any of their respective directors, officers or employees in effect immediately prior to the effective time. In addition, prior to the closing of the Merger, the Company shall purchase, and after the effective time the surviving corporation shall maintain, directors' and officers' liability insurance covering, for a period of six years after the effective time of the Merger, the directors and officers of the Company and its subsidiaries who are currently covered by the Company's existing directors' and officers' liability insurance with respect to claims arising from facts or events that occurred before the effective time of the Merger, on terms and conditions no less favorable to such directors and officers than those in effect on the date of the Merger Agreement. However, the surviving corporation will not be required to maintain directors' and officers' liability insurance policies having aggregate annual premiums in excess of 250% of the per annum rate of premium currently paid by the Company and its subsidiaries for such insurance. In lieu of such insurance coverage, Forestar may direct the Company to purchase "tail" insurance coverage, at a cost no greater than the aggregate amount that the surviving corporation would be permitted to spend during the six-year period provided for above, that provides coverage no less favorable than the coverage described above.

 Agreement to Take Appropriate Action

        The parties are required to use their commercially reasonable efforts to cause the conditions to the closing of the Merger to be satisfied, including:

  •
  satisfying the conditions precedent to the obligations of the parties;

  •
  obtaining all necessary, proper or advisable actions or non-actions, waivers, consents, qualifications and approvals from governmental entities and making all necessary, proper or advisable registrations, filings and notifications and taking all reasonable steps as may be necessary to obtain an approval, clearance, non-action letter, waiver or exemption from any governmental entity;

  •
  obtaining all necessary consents, approvals or waivers from third parties;

  •
  defending of any lawsuits or legal proceedings challenging the Merger Agreement and the Merger; and

  •
  executing and delivering any additional instruments reasonably necessary to consummate the transactions contemplated by the Merger Agreement.

Financing of the Merger Consideration

        The obligations of Forestar and Merger Sub under the Merger Agreement are not subject to any conditions regarding their or any other person's ability to obtain financing for the consummation of the Merger and related transactions. Forestar and Merger Sub have represented in the Merger Agreement that they will have available at such time as the closing conditions are met all funds necessary for the payment of the aggregate merger consideration, to satisfy all of their respective obligations under the Merger Agreement and to pay all related fees and expenses.

Other Covenants

        The Merger Agreement contains additional agreements among the Company, Forestar and Merger Sub relating to, among other things:

  •
  the filing of this proxy statement and cooperation in preparing this proxy statement and responding to any comments received from the SEC regarding this proxy statement;

  •
  providing Forestar and their representatives access to our employees, properties, books and records;

  •
  notices of certain events;

  •
  coordination of press releases and other public statements by either party related to the Merger Agreement; and

  •
  the provision to Company employees who continue employment after consummation of the Merger with continued participation in the Company benefit plans unless and until they are provided with substantially the same employee benefits in the aggregate as those provided to similarly situated employees of Forestar.

Conditions to the Merger

Conditions to Each Party's Obligations

        Each party's obligation to complete the Merger is subject to the satisfaction or, to the extent permitted by law, waiver of the following conditions:

  •
  the approval of the Merger by holders of at least a majority of the outstanding shares of our Common Stock;

  •
  the absence of a restraining order, injunction, legal restraint or other prohibition preventing the consummation of the Merger; and

  •
  the receipt of material consents, approvals and authorizations of any governmental entity required to consummate the Merger.

Conditions to Forestar's and Merger Sub's Obligations

        The obligation of Forestar and Merger Sub to complete the Merger is subject to the satisfaction or waiver of the following conditions:

  •
  our representations and warranties being true and correct except, in most cases, where the failure to be so true and correct (without giving effect to any "materiality" or "Company Material Adverse Effect" qualifiers contained therein) would not reasonably be expected to have a Company Material Adverse Effect and a certificate being delivered to Forestar signed by the chief executive officer and chief financial officer of the Company on its behalf with respect to the foregoing;

  •
  the performance of, or compliance with, in all material respects by us, of all our obligations under the Merger Agreement and a certificate being delivered to Forestar signed by the chief executive officer and chief financial officer of the Company on its behalf with respect to the foregoing;

  •
  there shall not have been and be continuing a Company Material Adverse Effect; and

  •
  there shall not be pending any suit, action or proceeding by any governmental entity seeking to (i) prohibit or limit in any material respect the ownership or operation by the Company, Forestar, Merger Sub, the surviving corporation or any of their respective affiliates of a substantial portion of the business or assets of the Company and its subsidiaries, taken as a whole, or to require any such person to dispose of or hold separate any material portion of the business or assets of the Company and its subsidiaries, taken as a whole, as a result of the Merger or any of the other transactions contemplated by the Merger Agreement or (ii) restrain, preclude, enjoin or prohibit the Merger or any of the other transactions contemplated by the Merger Agreement.

Conditions to the Company's Obligations

        Our obligation to complete the Merger is subject to the satisfaction or waiver of the following additional conditions:

  •
  the representations and warranties of Forestar and Merger Sub being true and correct, except where the failure to be so true and correct (without giving effect to any "materiality" or "Parent Material Adverse Effect" qualifiers contained therein) would not reasonably be expected to have a Parent Material Adverse Effect and a certificate being delivered to the Company signed by the chief executive officer and chief financial officer of Forestar on its behalf with respect to the foregoing; and

  •
  the performance of, or compliance with, in all material respects by Forestar and Merger Sub of all their obligations under the Merger Agreement and a certificate being delivered to the Company signed by the chief executive officer and chief financial officer of Forestar on its behalf with respect to the foregoing.

 Termination of the Merger Agreement

Mutual Termination Rights

        The Merger Agreement may generally be terminated by Forestar or the Company if:

  •
  Forestar and the Company have agreed by mutual written consent;

  •
  the Merger is not consummated by December 31, 2012 or such later date as Forestar and the Company agree in writing;

  •
  our stockholders do not adopt the Merger Agreement at the special meeting or any adjournment or postponement of the special meeting;

  •
  there is a non-appealable governmental order, decree or ruling restraining, enjoining or otherwise prohibiting the Merger; or

  •
  in the event of certain material breaches of the representations, warranties and covenants of the other party, if such breaches are not cured within 30 days following receipt by the breaching party of written notice of such breach by the other party.

Forestar Termination Rights

        The Merger Agreement may generally be terminated by Forestar if:

  •
  we enter into or approve an agreement with respect to an acquisition proposal, as defined in "The Merger Agreement—Activities During the "Go-Shop" and "No-Shop" Periods," or resolve to do so;

  •
  an adverse recommendation change, as defined in "The Merger Agreement—Activities During the "Go-Shop" and "No-Shop" Periods," occurs;

  •
  the Company is in material breach of any of its obligations contained in the Merger Agreement with respect to solicitations or acquisition proposals;

  •
  at any time following receipt of an acquisition proposal, our Board of Directors fails to reaffirm its approval or recommendation of the Merger Agreement and the Merger within ten business days after receipt of a written request to do so from Forestar; or

  •
  a tender or exchange offer for 20% or more of the outstanding shares of Common Stock (other than by Forestar or its affiliates) is commenced and our Board of Directors fails to recommend against such offer within ten business days after the commencement of such tender or exchange offer.

Company Termination Rights

        The Merger Agreement may generally be terminated by the Company if prior to obtaining the required stockholder vote, the Company desires to enter into an agreement with respect to a superior proposal after having complied with certain provisions of the Merger Agreement (including the obligation of the Company to negotiate with Forestar after its receipt of notification of the Company's intent to enter into an agreement with respect to such superior proposal).

Effect of Termination

        If the Merger Agreement is terminated as specified above, the Merger Agreement will have no further effect, except in certain circumstances requiring the payment of a termination fee and/or the reimbursement of certain of Forestar's expenses. See "The Merger Agreement—Termination Fee and

Expenses" below. If the Merger Agreement is terminated, certain covenants will survive the termination.

Termination Fee and Expenses

Company Termination Fee and Reimbursement of Expenses

        We have agreed to pay to Forestar a termination fee of $5.2 million, in cash, if the Merger Agreement is terminated in any of the circumstances described in "Termination of the Merger Agreement—Forestar Termination Rights" or "—Company Termination Rights." Subject to certain conditions, the termination fee will generally be reduced from $5.2 million to $3.0 million if the Merger Agreement is terminated prior to the end of the go-shop period (or on or prior to July 17, 2012 if the termination relates to an acquisition proposal made by a qualified go-shop bidder) with respect to a termination event described under "Termination of the Merger Agreement—Forestar Termination Rights" or "—Company Termination Rights" unless the termination relates to a breach of the Company's obligations relating to solicitations or acquisition proposals.

        In the event that (i) an acquisition proposal has been proposed or announced by any person and (ii) thereafter the Merger Agreement is terminated by either the Company or Forestar because the Merger is not completed by December 31, 2012 or because the Merger is not adopted by the Company's stockholders at the special meeting, then the Company shall reimburse Forestar for up to $1.25 million of its expenses associated with the Merger Agreement. Furthermore, if those expenses become reimbursable in the circumstances described in the preceding sentence and, within 365 days after the termination of the Merger Agreement, the Company or any of its subsidiaries enters into any definitive agreement providing for an acquisition transaction, or an acquisition transaction is consummated, then the Company shall pay Forestar the termination fee, reduced by the amount of expenses already paid to Forestar.

Litigation Relating to the Merger

        On June 13, 2012, a lawsuit titled Schatz v. Credo Petroleum Corp., Forestar Group Inc., Brown, et al., C.A. No. 12-CV-01538-REB-MEH (D. Colo.), was filed in the U.S. District Court for the District of Colorado against the Company, Forestar, and each of the Company's directors by a purported stockholder alleging that the Company and the Company's directors had breached their fiduciary duties to the stockholders in connection with the Merger Agreement and that Forestar had aided and abetted those breaches. The plaintiff seeks certification of the suit as a class action. In the complaint, the plaintiff alleges, among other things, that the consideration to be paid pursuant to the Merger Agreement is inadequate. The complaint seeks, among other relief, to enjoin the defendants from consummating the Merger and to direct the Company's directors to exercise their fiduciary duties to obtain a transaction that it in the best interests of the stockholders. The Company, Forestar, and the Company's Board of Directors believe that the claims in the complaint are entirely without merit and intend to defend the action vigorously.

        On June 19, 2012, a purported class action lawsuit, titled Farley v. Huffman, Credo Petroleum Corp., Forestar Group, Inc., et al., C.A. No. 7638- (Del. Ch.), was filed in the Court of Chancery of the State of Delaware against the Company, Forestar, Merger Sub and each of the Company's directors by a purported stockholder, on behalf of the public stockholders of the Company, alleging that the Company and the Company's directors had breached their fiduciary duties to the stockholders in connection with the Merger Agreement and that Credo, Forestar and Merger Sub had aided and abetted the alleged breaches. In the complaint, the plaintiff alleges, among other things, that the consideration to be paid pursuant to the Merger Agreement is inadequate. The complaint seeks, among other relief, to enjoin the defendants from consummating the Merger and to direct the Company's directors to exercise their fiduciary duties to obtain a transaction that is in the best interests of the stockholders.

        On June 21, 2012, a purported class action lawsuit, titled Franklin v. Brown, Credo Petroleum Corp., Forestar Group Inc., et al., C.A. No. 7641- (Del. Ch.), was filed in the Court of Chancery of the State of Delaware against the Company, Forestar, Merger Sub and each of the Company's directors by a purported stockholder, on behalf of the public stockholders of the Company, alleging that the Company's directors had breached their fiduciary duties to the stockholders in connection with the Merger Agreement and that Forestar and Merger Sub had aided and abetted the alleged breaches. In the complaint, the plaintiff alleges, among other things, that the consideration to be paid pursuant to the Merger Agreement is inadequate. The complaint seeks, among other relief, to enjoin the defendants from consummating the Merger and to direct the Company's directors to exercise their fiduciary duties to obtain a transaction that is in the best interests of the stockholders.

        On June 22, 2012, a purported class action lawsuit, titled Newton v. Huffman, Credo Petroleum Corp., Forestar Group Inc., et al., C.A. No. 7648- (Del. Ch.), was filed in the Court of Chancery of the State of Delaware against the Company, Forestar, Merger Sub and each of the Company's directors by a purported stockholder, on behalf of the public stockholders of the Company, alleging that the Company and the Company's directors had breached their fiduciary duties to the stockholders in connection with the Merger Agreement and that Credo, Forestar and Merger Sub had aided and abetted the alleged breaches. In the complaint, the plaintiff alleges, among other things, that the consideration to be paid pursuant to the Merger Agreement is inadequate. The complaint seeks, among other relief, to enjoin the defendants from consummating the Merger and to direct the Company's directors to exercise their fiduciary duties to obtain a transaction that is in the best interests of the stockholders.

        The Company, Forestar, and the Company's Board of Directors believe that the claims in the above complaints are entirely without merit and intend to defend the actions vigorously.

Miscellaneous

Amendment and Waiver

        The Merger Agreement may be amended by the parties in writing by action of their respective boards of directors; provided, that, after the Company's stockholder vote, no such amendment will be made which by applicable law requires further approval by the Company's stockholders, without first obtaining such approval.

Assignment

        The Merger Agreement may not be assigned without the prior written consent of the other parties, except each of Forestar's and Merger Sub's rights and obligations may be assigned to and assumed by any subsidiary of Forestar or Merger Sub or to any lender to each of Forestar and Merger Sub or any subsidiary or affiliate of Forestar or Merger Sub as security for obligations to such lender.

Consent to Jurisdiction; Venue

        The parties have consented to jurisdiction and venue with the Delaware Court of Chancery, and any state appellate court therefrom within the State of Delaware (or, only if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware).

Waiver of Jury Trial

        Each party waived its right to a jury trial.

Governing Law

        The Merger Agreement is governed by Delaware law, without regard to its conflicts of laws principles.

FEES AND EXPENSES

        All expenses incurred in connection with the Merger Agreement will be paid by the party incurring such expenses, except as set forth above.

        The estimated fees and expenses incurred or expected to be incurred in connection with the Merger are as follows:

Description	Amount
Financial advisory fees	$	•
Legal fees and expenses	$	•
Proxy solicitation expenses	$	•
SEC filing fees		$16,780.79
Printing and mailing costs	$	•
Paying agent fees	$	•
Total	$	•

        In addition, it is expected that Forestar will incur approximately $7 million of expenses, including legal and other advisory fees, and excluding costs associated with financing the consummation of the Merger and related transactions.

AGREEMENTS INVOLVING COMMON STOCK

Voting Agreement

        The following is a summary of the material provisions of the Voting Agreement, a copy of which is attached to this proxy statement as Annex E, and which we incorporate by reference into this proxy statement. This summary may not contain all of the information about the Voting Agreement that is important to you. We encourage you to read carefully the Voting Agreement in its entirety, as the rights and obligations of the parties thereto are governed by the express terms of the Voting Agreement and not by this summary or any other information contained in this proxy statement.

        In connection with the Merger, Forestar entered into a Voting Agreement, dated as of June 3, 2012 (the "Voting Agreement"), with James T. Huffman, RCH Energy Opportunity Fund III, LP and RCH Energy SSI Fund, LLP (each a "Stockholder" and collectively, the "Stockholders"), who collectively own approximately 21.1% of the outstanding Common Stock. Pursuant to the Voting Agreement, the Stockholders have agreed to vote in favor of the adoption of the Merger Agreement and against proposals or other corporate actions that would prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement. In addition, the Stockholders have agreed, subject to certain exceptions, not to acquire or dispose of shares of Common Stock. The Voting Agreement will terminate upon the earlier of the termination of the Merger Agreement, an amendment to the Merger Agreement that reduces the aggregate consideration payable to holders of our Common Stock, and the effective time of the Merger.

MARKET PRICES OF COMMON STOCK

        Our Common Stock is traded on Nasdaq under the symbol "CRED". The following table sets forth the high and low sales prices per share of our Common Stock on Nasdaq for the periods indicated.

 Market Information

	Common Stock
	High	Low
Fiscal Year Ending October 31, 2010
1st Quarter	$10.52	8.70
2nd Quarter	$10.47	8.40
3rd Quarter	$9.91	7.13
4th Quarter	$8.63	7.67
Fiscal Year Ending October 31, 2011
1st Quarter	$11.84	7.36
2nd Quarter	$14.79	11.07
3rd Quarter	$11.66	9.16
4th Quarter	$10.01	7.46
Fiscal Year Ending October 31, 2012
1st Quarter	$10.70	9.03
2nd Quarter	$11.68	9.67
3rd Quarter (through •, 2012)

        The closing sale price of our Common Stock on Nasdaq on June 1, 2012, which was the last trading day before we announced the Merger, was $10.86. On     •    , 2012, the last trading day before this proxy statement was printed, the closing price for our Common Stock on Nasdaq was $    •    . You are encouraged to obtain current market quotations for the Common Stock in connection with voting your shares.

APPRAISAL RIGHTS

        Under Delaware law, stockholders of record of Common Stock have the right to dissent from the Merger and to receive payment in cash for the fair value of their Common Stock, as determined by the Delaware Court of Chancery, referred to herein as the "Chancery Court". Any of our stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the Delaware General Corporation Law in order to perfect their rights. Delaware law requires strict compliance with the statutory procedures. A copy of Section 262 is attached to this proxy statement as Annex D.

        The following is a brief summary of the material provisions of the Delaware statutory procedures required to be followed by a stockholder in order to dissent from the Merger and perfect the stockholder's appraisal rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the Delaware General Corporation Law. The following summary does not constitute any legal or other advice that you exercise your rights to appraisal under Section 262. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 contained in Annex D because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your appraisal rights under Delaware law. Section 262 requires that stockholders be notified not less than 20 days before the special meeting to vote on the Merger that dissenters' appraisal rights will be available. A copy of Section 262 must be included with such notice. This proxy statement constitutes our notice to our stockholders of the availability of appraisal rights in connection with the Merger in compliance with the requirements of Section 262.

        If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

  •
  You must deliver to us, as set forth below, a written demand for appraisal of your shares before our stockholder vote is taken on the Merger Agreement at the special meeting. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the Merger. Voting against, abstaining from voting on, or failing to vote for the Merger itself does not constitute a demand for appraisal under Section 262.

  •
  You must not vote in favor of the proposal to adopt the Merger Agreement. A vote in favor of the proposal to adopt the Merger Agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy that is signed and submitted, but does not contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the Merger Agreement, and it will constitute a waiver of the stockholder's appraisal rights.

  •
  You must hold of record the shares of our Common Stock on the date the written demand for appraisal is made and continue to hold the shares of record through the completion of the Merger.

        If you fail to comply with any of these conditions and the Merger is completed, you will be entitled to receive the consideration offered for your shares of our Common Stock as provided for in the Merger Agreement, but will have no appraisal rights with respect to your shares of our Common Stock.

        All demands for appraisal should be addressed to the Company at 1801 Broadway, Suite 900, Denver, Colorado 80202, Attention: Secretary, should be delivered before the vote on the Merger is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of our Common Stock. The demand for appraisal must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his, her or its shares.

        To be effective, a demand for appraisal by a holder of our Common Stock must be made by, or in the name of, such record stockholder, fully and correctly, as the stockholder's name appears on his, her or its stock certificate(s) and cannot be made by the beneficial owner if he, she or it does not also hold the shares of record. The beneficial holder must, in such cases, have the record owner submit the required demand in respect of such shares.

        If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal must be made in such capacity; and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand must be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he, she or it is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his, her or its right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

        If you hold your shares of our Common Stock in a brokerage or bank account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker, bank or such other nominee to determine the appropriate procedures for the making of a demand for appraisal by such nominee. Within 10 days after the effective date of the Merger, the surviving corporation must give written notice of the date the Merger became effective to each Company stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the Merger.

        Within 120 days after the effective date of the Merger, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may commence an appraisal proceeding by filing a petition in the Chancery Court demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The surviving corporation has no obligation to file such a petition. There is no present intent on the part of the Company to file an appraisal petition, and stockholders seeking to exercise appraisal rights should not assume that the surviving corporation will file such a petition. Accordingly, the failure of a stockholder to file such a petition within the period specified could nullify such stockholder's previous written demand for appraisal.

        At any time within 60 days after the effective date of the Merger, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may withdraw the demand and accept the consideration offered pursuant to the Merger Agreement for his, her or its shares of our Common Stock. Any attempt to withdraw an appraisal demand more than 60 days after the effective date of the Merger will require the written approval of the surviving corporation. No appraisal proceeding in the Chancery Court will be dismissed as to any stockholder without the approval of the Chancery Court, and such approval may be conditioned upon such terms as the Chancery Court deems just; provided, however, that any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party may, within 60 days after the effective date of the Merger, withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement. If the surviving corporation does not approve a request to withdraw a demand for appraisal when that approval is required or, except with respect to a stockholder who withdraws such stockholder's demand for appraisal in accordance with the proviso in the immediately preceding sentence, if the Chancery Court does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding, which value could be less than, equal to or more than the consideration offered pursuant to the Merger Agreement. Within 120 days after the effective date of the Merger, any stockholder who has complied with Section 262 will be entitled, upon written request, to receive from the surviving corporation a statement setting forth the aggregate number of shares of our Common Stock not voted in favor of the Merger and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement must be mailed within 10 days after a written request has been received by the surviving corporation or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. Notwithstanding the foregoing, a person who is the beneficial owner of shares of our Common Stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the Company the statement described in this paragraph.

        If a petition for appraisal is duly filed by a stockholder and a copy of the petition is served upon the surviving corporation, the surviving corporation will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to dissenting stockholders who demanded appraisal of their shares as required by the Chancery Court, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who have demanded appraisal for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Chancery Court may dismiss the proceedings as to such stockholder.

        After the Chancery Court determines the stockholders entitled to appraisal of their shares of our Common Stock, the appraisal proceeding shall be conducted in accordance with the rules of the Chancery Court, including any rules specifically governing appraisal proceedings. Through such proceedings, the Chancery Court will determine the "fair value" of the shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with interest, if any, to be paid upon the amount determined to be the fair value. When the value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding to be paid in accordance with Section 262 and as the Chancery Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing such shares. Unless the Chancery Court, in its discretion, determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment.

        In determining fair value, the Chancery Court is required to take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company." The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the Merger that throw any light on future prospects of the merged corporation. Section 262 provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the Merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court also stated that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the Merger and not the product of speculation, may be considered."

        You should be aware that the fair value of your shares as determined under Section 262 could be less than, equal to or more than the consideration that you are entitled to receive pursuant to the Merger Agreement. Moreover, the Company does not anticipate offering more than the consideration stockholders are entitled to receive pursuant to the Merger Agreement to any stockholder exercising appraisal rights and reserves the right to assert, in any appraisal proceeding, that, for the purposes of Section 262, the fair value of a share of Common Stock is less than such consideration. You should be aware that investment banking opinions as to the fairness, from a financial point of view, of the consideration payable in the Merger are not opinions as to fair value under Section 262.

        Costs of the appraisal proceeding may be imposed upon the surviving corporation and the stockholders participating in the appraisal proceeding by the Chancery Court as the Chancery Court deems equitable in the circumstances. However, costs do not include attorneys' fees and expert witness fees. Each dissenting stockholder is responsible for his, her or its attorneys' and expert witness fees, although, upon the application of a stockholder, the Chancery Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any stockholder who has duly demanded appraisal rights will not, after the effective date of the Merger, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares (other than with respect to payment as of a record date prior to the effective date).

        If no petition for appraisal is filed within 120 days after the effective date of the Merger, or if a stockholder delivers a written withdrawal of his, her or its demand for appraisal and accepts the merger consideration in accordance with Section 262, then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive the consideration offered for his, her or its shares of our Common Stock pursuant to the Merger Agreement.

        In view of the complexity of Section 262, any of our stockholders who may wish to dissent from the Merger and pursue appraisal rights should consult their legal advisors. Failure to take any required step in connection with exercising appraisal rights may result in the termination or waiver of such rights.

BENEFICIAL OWNERSHIP OF COMMON STOCK

        The following table sets forth certain information regarding the beneficial ownership of the shares of our Common Stock as of July     •    , 2012 by:

  •
  each person we know to beneficially own more than 5% of our Common Stock;

  •
  each of our directors;

  •
  each of our executive officers; and

  •
  our directors and executive officers as a group.

        On July     •    , 2012, we had 10,041,164 shares of Common Stock outstanding. Except as noted, all information with respect to beneficial ownership has been furnished by the respective director, executive officer or beneficial owner of more than 5% of our Common Stock, or is based on filings with the SEC. Unless otherwise indicated below, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the Exchange Act, which provides, among other things, that a person is deemed to be the beneficial owner of the Common Stock if that person, directly or indirectly, has or shares voting power or investment power with respect to such stock or has the right to acquire such ownership within 60 days. The amounts shown in the table do not purport to represent beneficial ownership for any purpose other than compliance with the SEC's reporting requirements. Beneficial ownership as determined in this manner does not necessarily bear on the economic incidence of ownership of the Common Stock.

Unless otherwise indicated below, the address of those identified in the table is c/o CREDO Petroleum Corporation, 1801 Broadway, Suite 900, Denver, Colorado 80202.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)
Clarence H. Brown(1)	91,080	*
Oakley Hall(2)	120,000	1.20
John Rigas(3)	0	*
H. Leigh Severance(4)	196,885	1.96
William Skewes(5)	70,301	*
Marlis E. Smith, Jr.(6)	50,000	*
Michael D. Davis	0	*
Alfred B. Neely(7)	20,000	*
Brian Mazeski(8)	0	*
James T. Huffman(9)(12)	746,555	7.4
All executive officers and directors as a group (9 individuals)(10)	1,294,821	12.7
RCH Energy SSI Fund, LP(11)	1,150,000	11.5
RCH Energy Opportunity Fund III, LP(11)(12) 3953 Maple Avenue, Suite 180, Dallas, Texas 75219	687,000	6.8
Forestar Group Inc.(13) 6300 Bee Cave Road, Building Two, Suite 500 Austin, Texas 78746-5149	2,179,149	21.6

(1)
Includes 61,830 shares held in the name of a trust, of which Mr. Brown is a beneficiary, and 29,250 shares of Common Stock subject to stock options that are currently exercisable.

(2)
Includes 100,000 shares held in the name of a family investment partnership over which Mr. Hall has sole voting and dispositive power and 20,000 shares of Common Stock subject to stock options that are currently exercisable.

(3)
Mr. Rigas is a partner in RCH Energy SSI Fund, LP and RCH Energy Opportunity Fund III, LP. The two funds, combined, hold 1,837,000 shares or 18.3% of the Common Stock. Based on a Schedule 13D filed on May 25, 2011, Robert J. Raymond and RR Advisors, LLC have dispositive power over the 1,837,000 shares. Forestar entered into a Voting Agreement, dated June 3, 2012, with James Huffman, RCH Energy Opportunity Fund III, LP and RCH Energy SSI Fund, LP. Pursuant to the Voting Agreement, such stockholders have agreed to vote in favor of the adoption of the Merger Agreement and against proposals or other corporate actions that would prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement.

(4)
Consists of 196,885 shares of Common Stock.

(5)
Consists of 70,301 shares of Common Stock.

(6)
Consists of 50,000 shares of Common Stock.

(7)
Consists of 20,000 shares of Common Stock subject to stock options that are currently exercisable. Alfred B. Neely plans on retiring from his position as Chief Financial Officer of the Company effective July 31, 2012.

(8)
Brian Mazeski will become the Company's Chief Accounting Officer upon the retirement of Alfred B. Neely.

(9)
Includes 285,586 shares of Common Stock owned by Mr. Huffman, 56,563 shares of Common Stock subject to stock options that are currently exercisable and 404,406 shares of Common Stock owned by members of Mr. Huffman's immediate family, who retain investment and voting power.

(10)
Includes 764,602 shares of Common Stock, 404,406 shares of Common Stock owned by members of James T Huffman's immediate family, who retain investment and voting power, and 127,813 shares of Common Stock subject to stock options that are currently exercisable.

(11)
Mr. Rigas is a partner in RCH Energy SSI Fund, LP and RCH Energy Opportunity Fund III, LP. The two funds, combined, hold 1,837,000 shares or 18.3% of the Common Stock. Based on a Schedule 13D filed on May 25, 2011, Robert J. Raymond and RR Advisors, LLC have dispositive power over the 1,837,000 shares. Forestar entered into a Voting Agreement, dated June 3, 2012, with James Huffman, RCH Energy Opportunity Fund III, LP and RCH Energy SSI Fund, LP. Pursuant to the Voting Agreement, such stockholders have agreed to vote in favor of the adoption of the Merger Agreement and against proposals or other corporate actions that would prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement.

(12)
Forestar entered into a Voting Agreement, dated June 3, 2012, with James Huffman, RCH Energy Opportunity Fund III, OP and RCH Energy SSI Fund, LP. Pursuant to the Voting Agreement, such stockholders have agreed to vote in favor of the adoption of the Merger Agreement and against proposals or other corporate actions that would prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement.

(13)
Includes an aggregate of 2,179,149 shares of Common Stock, including James T. Huffman's 56,563 shares of Common Stock subject to stock options that are currently exercisable. Forestar entered into a Voting Agreement, dated June 3, 2012, with James T. Huffman, RCH Energy Opportunity Fund III, LP and RCH Energy SSI Fund, LP. Pursuant to the Voting Agreement, such stockholders have agreed to vote in favor of the adoption of the Merger Agreement and against proposals or other corporate actions that would prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement. The Voting Agreement will terminate upon the earlier of the termination of the Merger Agreement, an amendment to the Merger Agreement that reduces the aggregate consideration payable to the Company's stockholders, and the effective time of the Merger. As a result of the Voting Agreement, Forestar may be deemed to have the power to vote or direct the vote of the securities subject to the Voting Agreement and thus, may be deemed to have beneficial ownership of those securities. Forestar disclaims beneficial ownership of the shares of Common Stock covered by the Voting Agreement and nothing herein shall be construed as an admission that Forestar is the beneficial owner of such shares of Common Stock. The information in this footnote is based on a Schedule 13D filed with the SEC on June 4, 2012 and on information provided to us.

VOTE ON ADJOURNMENT

        Our stockholders are being asked to approve a proposal that will give us authority to adjourn the special meeting for the purpose of soliciting additional proxies in favor of the proposal to adopt the Merger Agreement if there are not sufficient votes at the time of the special meeting to approve the proposal to adopt the Merger Agreement. If this proposal is approved, the special meeting could be successively adjourned to any date. In addition, our Board of Directors could postpone the meeting before it commences, whether for the purpose of soliciting additional proxies or for other reasons. If the special meeting is adjourned for the purpose of soliciting additional proxies, stockholders who have already submitted their proxies will be able to revoke them at any time prior to their use. If you return a proxy and do not indicate how you wish to vote on any proposal, or if you indicate that you wish to vote in favor of the proposal to adopt the Merger Agreement but do not indicate a choice on the adjournment proposal, your shares will be voted in favor of the adjournment proposal. But if you indicate that you wish to vote against the proposal to adopt the Merger Agreement, your shares will only be voted in favor of the adjournment proposal if you indicate that you wish to vote in favor of that proposal.

        Our Board of Directors unanimously recommends a vote "FOR" adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the special meeting to adopt the Merger Agreement.

 ADVISORY VOTE ON NAMED EXECUTIVE OFFICER MERGER-RELATED COMPENSATION ARRANGEMENTS

        As required by Section 14A of the Exchange Act and the applicable SEC rules issued thereunder, which were enacted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, the Company is required to submit a proposal to Company stockholders for a non-binding, advisory vote to approve the payment by the Company of certain compensation to the named executive officers of the Company that is based on or otherwise relates to the Merger. This proposal, commonly known as "say-on-golden parachute," and which we refer to as the named executive officer merger-related compensation proposal, gives Company stockholders the opportunity to vote on an advisory basis on the compensation that the Company's named executive officers may be entitled to receive from the Company that is based on or otherwise relates to the Merger.

        The compensation that the Company's named executive officers may be entitled to receive from the Company that is based on or otherwise relates to the Merger is summarized and included in the "The Merger—Golden Parachute Compensation" beginning on page 61. That summary includes all compensation and benefits that may be paid or become payable to the Company's named executive officers by the Company that are based on or otherwise relate to the Merger.

        Our Board of Directors encourages you to review carefully the named executive officer merger-related compensation information disclosed in this proxy statement.

        Our Board of Directors unanimously recommends that our stockholders approve the following resolution:

        "RESOLVED, that the stockholders of CREDO Petroleum Corporation hereby approve, on an advisory basis, the compensation to be paid or become payable by CREDO to its named executive officers that is based on or otherwise relates to the Merger as disclosed pursuant to Item 402(t) of Regulation S-K in the section entitled "The Merger—Golden Parachute Compensation" in CREDO's proxy statement for the special meeting."

        The vote on the named executive officer merger-related compensation proposal is a vote separate and apart from the vote on the proposal to adopt the Merger Agreement. Accordingly, you may vote to approve the proposal to adopt the Merger Agreement and vote not to approve the named executive officer merger-related compensation proposal and vice versa. Because the vote on named executive officer merger-related compensation proposal is advisory only, it will not be binding on either the Company or Forestar. Accordingly, if the Merger Agreement is adopted and the Merger is completed, the compensation will be payable, subject only to the conditions applicable thereto, regardless of the outcome of the non-binding, advisory vote of our stockholders.

        The affirmative vote of holders of a majority of the shares of our Common Stock present in person or by proxy and entitled to vote on the matter will be required to approve the named executive officer merger-related compensation proposal.

        Our Board of Directors unanimously recommends a vote "FOR" the named executive officer merger-related compensation proposal.

 STOCKHOLDER PROPOSALS

        Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company's proxy statement and for consideration at the next annual meeting of the Company's stockholders by submitting their proposals to the Company in a timely manner.

        We intend to hold an annual meeting in 2013 only if the Merger is not completed. If we hold such an annual meeting, we expect it will be more than 30 days after the anniversary date of the 2012 annual meeting. In order to be eligible for inclusion in our proxy materials pursuant to Rule 14a-8 under the Exchange Act for our 2013 annual meeting, if such meeting is held, written notice of any stockholder proposal must be received by us within a reasonable time before we begin to print and mail our proxy materials for such annual meeting. In addition, nominations by stockholders of candidates for director and proposals by stockholders other than pursuant to Rule 14a-8 under the Exchange Act must be submitted in accordance with our bylaws. Our bylaws currently provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at an annual meeting of stockholders, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than 90 days nor more than 120 days prior to the date of the meeting; provided, however, that in the event that public disclosure of the date of the meeting is first made less than 120 days prior to the date of the meeting, notice by the stockholder in order to be timely must be so received not later than the close of business on the 10th day following the day on which such public disclosure of the date of the meeting was made. Our Secretary will provide a copy of our bylaws upon written request and without charge.

OTHER MATTERS

        We currently are not aware of any business or matter other than as indicated above which may be properly presented at the special meeting. If, however, any other matter properly comes before the special meeting, the persons named as proxies in the accompanying proxy will, in their discretion, vote thereon in accordance with their best judgment.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that the Company files with the SEC at the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 800-SEC-0330 for further information on the operation of the Public Reference Room. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 at prescribed rates. These SEC filings are also available to the public at the Internet site maintained by the SEC at www.sec.gov. Our

Internet site address is www.credopetroleum.com. You may also contact our Secretary at 303-297-2200 or in writing, 1801 Broadway, Suite 900, Denver, Colorado 80202, Attention: Secretary.

        The SEC allows us to "incorporate by reference" into this proxy statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and prior to the date of the special meeting:

  •
  Annual Report on Form 10-K, as amended, filed on January 17, 2012 (as amended on April 25, 2012);

  •
  Quarterly Reports on Form 10-Q, as amended, filed on March 12, 2012 (as amended on April 25, 2012) and June 11, 2012; and

  •
  Current Reports on Form 8-K filed on November 2, 2011; January 18, 2012; February 23, 2012; February 28, 2012; March 23, 2012; April 11, 2012; April 25, 2012; June 4, 2012; June 26, 2012 and July 5, 2012.

        Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference in this proxy statement.

        No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated    •    , 2012. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders shall not create any implication to the contrary.

        If you would like to receive copies of the documents incorporated herein by reference, please contact our Secretary at the phone number or address above to receive such copies and such copies will be sent, without charge, within one business day of receipt of such request.

* * *

Annex A

AGREEMENT AND PLAN OF MERGER

by and among

FORESTAR GROUP INC.

LONGHORN ACQUISITION INC.

and

CREDO PETROLEUM CORPORATION

dated as of

June 3, 2012

iii

TABLE OF DEFINED TERMS

Acceptable Confidentiality Agreement	45
Acquisition Agreement	46
Acquisition Proposal	48
Acquisition Transaction	48
Action	55
Adjustment Event	7
Administrative Agent	56
Adverse Recommendation Change	46
affiliates	66
Agreement	1
beneficial ownership	66
Business Day	66
Calliope System	21
Capital Stock	66
Certificate of Merger	2
Closing	2
Closing Date	2
COBRA	18
Code	25
Collective Bargaining Agreement	28
Company	1
Company Assets	27
Company Balance Sheet	12
Company Board	1
Company Common Stock	3
Company Confidentiality Agreement	66
Company Credit Agreement	67
Company Disclosure Letter	8
Company Environmental Claim	26
Company ERISA Affiliate	16
Company Material Adverse Effect	67
Company Material Contract	23
Company Notice of Change	47
Company Oil and Gas Contracts	67
Company Oil and Gas Properties	68
Company Option	4
Company Payout Balance	35
Company Permits	20
Company Plans	16
Company Preferred Stock	9
Company Recommendation	33
Company Required Vote	32
Company Reserve Reports	31
Company Rights	3
Company Rights Agreement	32
Company SEC Documents	12
Company Stock Incentive Plans	4
Confidentiality Agreements	68
Continuing Employees	57
Cutoff Date	45
date hereof	66
Derivative Transaction	31
DGCL	1
Dissenting Shares	4
Effective Time	2
Environmental Laws	26
Environmental Permits	25
ERISA	16
Exchange Act	12
Exchange Fund	5
Excluded Shares	4
Expenses	68
GAAP	13
Good and Marketable Title	69
Go-Shop Period	44
Governmental Entity	11
Hazardous Substance	27
Houlihan Lokey	33
Hydrocarbon Interests	69
Hydrocarbons	69
Intellectual Property	69
Intervening Event	47
In-the-Money Company Options	4
Investigation	50
IRS	17
knowledge	70
Laws	11
Liens	70
Litigation	70
made available	66
Merger	1
Merger Consideration	3
Merger Sub	1
Net Revenue Interest	70
Northland Capital	33
No-Shop Period Start Date	44
Notice of Superior Proposal	46
Parent	1
Parent Board	1
Parent Confidentiality Agreement	70
Parent Material Adverse Effect	70
Parent Plans	57
Paying Agent	5
Permits	20
Permitted Liens	70
Person	71
Prior Service	57
Proxy Statement	53

iv

Qualified Go-Shop Bidder	71
Release	27
Report Preparer	31
Representatives	44
SEC	11
Secretary of State	2
Securities Act	12
Shares	3
SOX	12
SPD	17
Special Meeting	54
Subsidiary	72
Superior Proposal	48
Surviving Corporation	1
Takeover Laws	32
Tax Return	25
Taxes	25
Termination Date	60
Termination Fee	72
the date of this Agreement	66
Trade Secrets	70
Voting Agreement	1
WARN Act	30
Working Interest	72

v

AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of June 3, 2012 (the "Agreement"), by and among CREDO Petroleum Corporation, a Delaware corporation (the "Company"), Forestar Group Inc., a Delaware corporation ("Parent"), and Longhorn Acquisition Inc., a Delaware corporation and an indirect wholly owned subsidiary of Parent ("Merger Sub").

        WHEREAS, the Board of Directors of the Company (the "Company Board") and the Board of Directors of Parent (the "Parent Board") have each approved, and declared it advisable and in the best interests of their respective stockholders to consummate, the merger of the Company and Merger Sub upon the terms and subject to the conditions set forth herein; and

        WHEREAS, in furtherance of the Merger, the Parent Board, the Company Board and the Board of Directors of Merger Sub have each approved this Agreement and the merger of the Company with and into Merger Sub in accordance with the terms of this Agreement and the DGCL; and

        WHEREAS, the Company Board has resolved to recommend to the Company's stockholders the approval and adoption of this Agreement and the approval of the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth in this Agreement; and

        WHEREAS, in order to induce Parent to enter into this Agreement, each of the Company's stockholders listed on Schedule A is contemporaneously entering into a Voting Agreement, of even date herewith (each, a "Voting Agreement"), with Parent, in the form of Exhibit A attached hereto.

        NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, the parties hereto agree as follows:

ARTICLE I

THE MERGER

        1.1    The Merger.

          (a)   At the Effective Time, upon the terms and subject to the conditions set forth in this Agreement and in accordance with the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL"), Merger Sub shall be merged with and into the Company (the "Merger"), whereupon the separate corporate existence of Merger Sub shall cease, and the Company shall continue its corporate existence under Delaware law as the surviving corporation in the Merger (the "Surviving Corporation") and a wholly owned subsidiary of Parent.

          (b)   The Merger shall have the effects set forth in the DGCL and other applicable Laws. Accordingly, without limiting the generality of the foregoing, from and after the Effective Time, the Surviving Corporation shall have all the properties, rights, privileges, powers, interests and franchises and shall be subject to all restrictions, disabilities, debts, duties and liabilities of the Company and Merger Sub. The Surviving Corporation may, at any time after the Effective Time, take any action (including executing and delivering any document) in the name and on behalf of either the Company or Merger Sub in order to carry out and effectuate the transactions contemplated by this Agreement.

        1.2    Effective Time.

        Upon the terms and subject to the conditions set forth in this Agreement, at the Closing, Parent, Merger Sub and the Company will cause an appropriate Certificate of Merger (the "Certificate of Merger") to be executed and filed with the Secretary of State of the State of Delaware (the "Secretary of State") in such form and executed as provided in the DGCL. The Merger shall become effective (the "Effective Time") upon the later of (i) the date of filing of a properly executed Certificate of Merger with the Secretary of State in accordance with the DGCL, and (ii) such time, if any, as the parties shall agree and as shall be specified in the Certificate of Merger. The filing of the Certificate of Merger shall be made as soon as practicable on the Closing Date.

        1.3    Closing.

        Unless this Agreement shall have been terminated and the transactions contemplated herein abandoned pursuant to Section 7.1, and subject to the satisfaction or waiver of the conditions set forth in Article VI, the closing of the Merger (the "Closing") will take place at 10:00 a.m., New York time, on a date to be specified by the parties hereto, which shall be no later than the fifth Business Day after satisfaction or waiver (by the party entitled to waive the condition) of all of the conditions set forth in Article VI (except for those conditions that can by their nature be satisfied only at the time of the Closing, but subject to the satisfaction or waiver of such conditions) (the "Closing Date"), at the offices of Davis Graham & Stubbs LLP, 1550 17th Street, Suite 500, Denver, Colorado 80202, unless another date and/or place is agreed to in writing by the parties hereto.

        1.4    Certificate of Incorporation and Bylaws of the Surviving Corporation.

          (a)   At the Effective Time, the certificate of incorporation of Merger Sub as in effect immediately prior to the Effective Time shall be the certificate of incorporation of the Surviving Corporation until thereafter amended in accordance with the provisions thereof and hereof and applicable Law, in each case consistent with the obligations set forth in Section 5.8.

          (b)   At the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until thereafter amended in accordance with the provisions thereof and hereof and applicable Law, in each case consistent with the obligations set forth in Section 5.8.

        1.5    Directors.

        Subject to applicable Law, the directors of Merger Sub immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

        1.6    Officers.

        The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation and shall hold office until their respective successors are duly elected and qualified, or their earlier death, resignation or removal.

ARTICLE II

CONVERSION OF SHARES

        2.1    Effect of the Merger on Capital Stock.

        At the Effective Time, by virtue of the Merger and without any action on the part of any party or the holder of any of their securities:

          (a)    Conversion of Merger Sub Common Stock.    Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Surviving Corporation and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing the common stock of Merger Sub shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.

          (b)    Capital Stock of the Company.    Subject to Section 2.1(d) and Section 2.6, each issued and outstanding share of common stock (together with the preferred share purchase rights (the "Company Rights") granted pursuant to the Company Rights Agreement), par value $0.01 per share, of the Company (referred to herein as "Shares" or "Company Common Stock") issued and outstanding immediately prior to the Effective Time (excluding any Excluded Shares and any Dissenting Shares) shall be converted into and shall thereafter represent the right to receive an amount in cash equal to $14.50, without interest (the "Merger Consideration").

          (c)    Cancellation of Shares.    Shares of Company Common Stock, when converted in accordance with Section 2.1(b), shall cease to be outstanding and shall automatically be canceled and cease to exist, and each holder of a certificate or book entry Share shall cease to have any rights with respect thereto, except the right to receive, in respect of each share of Company Common Stock previously represented thereby, the Merger Consideration, without interest, to be paid in consideration therefor upon the surrender of such certificate or book entry Share in accordance with Section 2.4.

          (d)    Treasury Stock.    All shares of Company Common Stock held by the Company as treasury shares or by Parent or Merger Sub or by any wholly-owned Subsidiary of Parent, Merger Sub or the Company immediately prior to the Effective Time shall automatically be canceled and cease to exist as of the Effective Time and no consideration shall be delivered or deliverable therefor (all such shares, the "Excluded Shares").

        2.2    Dissenter's Rights.

        Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time that are held by any record holder who is entitled to demand and properly demands appraisal of such shares pursuant to, and who complies in all respects with, the provisions of Section 262 of the DGCL (the "Dissenting Shares") shall not be converted into the right to receive the Merger Consideration payable pursuant to Section 2.1, but instead at the Effective Time shall become the right to payment of the fair value of such shares in accordance with the provisions of Section 262 of the DGCL and, at the Effective Time, all Dissenting Shares shall no longer be outstanding and shall automatically be canceled and cease to exist. Notwithstanding the foregoing, Dissenting Shares held by stockholders who shall have failed to perfect or who effectively shall have withdrawn or otherwise lost their rights to appraisal of such shares under the DGCL shall thereupon be deemed to have been converted, at the Effective Time, into the right to receive the Merger Consideration without any interest thereon. The Company shall deliver prompt notice to Parent of any demands for appraisal of any shares of Company Common Stock and provide Parent with the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the DGCL. Prior to the Effective Time, the Company shall not, without the prior written consent of Parent, voluntarily make any payment with respect to, or settle or offer to settle, any such demands, or agree to do any of the foregoing.

        2.3    Treatment of Equity Awards.

          (a)   Each stock option with respect to a share of Company Common Stock granted under the Company's 1997 Stock Incentive Plan or 2007 Stock Incentive Plan (together the "Company Stock Incentive Plans"), whether or not vested that is outstanding and unexercised immediately prior to the Effective Time (a "Company Option"), shall be treated as follows as of the Effective Time: the Company shall cause, as of the Effective Time, (i) any Company Option that has an exercise price per share that is equal to or greater than the Merger Consideration to be cancelled for no consideration and (ii) any Company Option that has an exercise price per share that is less than the Merger Consideration (the "In-the-Money Company Options") to be cancelled and converted into the right to receive an amount in cash (less any applicable withholding Taxes and without interest) equal to the product of (i) the excess of (A) the Merger Consideration over (B) the per share exercise price of Company Common Stock subject to such In-the-Money Company Option, multiplied by (ii) the number of shares of Company Common Stock subject to such In-the-Money Company Option immediately prior to the Effective Time (whether or not vested). As of the Effective Time, all Company Options shall no longer be outstanding and shall automatically cease to exist, and each holder of a Company Option shall cease to have any rights with respect thereto, except, with respect to In-the-Money Company Options, the right to receive the payment described in the immediately preceding sentence.

          (b)   The Company shall take all steps necessary prior to the Effective Time to cause the Company Options to be treated as set forth in this Section 2.3, including providing any necessary notices and obtaining any necessary consents or waivers.

        2.4    Exchange of Company Common Stock.

          (a)    Paying Agent.    Prior to the Effective Time, Parent shall deposit, or shall cause to be deposited, with the Company's transfer agent or a bank or trust company designated by Parent (the "Paying Agent"), for the benefit of the holders of shares of Company Common Stock, for exchange in accordance with this Article II, through the Paying Agent, sufficient cash to make pursuant to this Article II all deliveries of cash in respect of Company Common Stock as required by this Article II. Any cash deposited with the Paying Agent shall hereinafter be referred to as the "Exchange Fund." The Paying Agent shall, pursuant to irrevocable instructions, deliver the Merger Consideration contemplated to be paid for shares of Company Common Stock pursuant to this Agreement out of the Exchange Fund. The Paying Agent shall invest any cash included in the Exchange Fund as directed by Parent, provided that no such investment or losses thereon shall affect the amount of Merger Consideration payable to the holders of shares of Company Common Stock. Any interest and other income resulting from such investments shall be paid to Parent. Except as contemplated hereby, the Exchange Fund shall not be used for any other purpose.

          (b)    Exchange Procedures.    As soon as practicable after the Effective Time, Parent shall instruct the Paying Agent to mail to each record holder, as of the Effective Time, of an outstanding certificate or book entry Share that immediately prior to the Effective Time represented shares of Company Common Stock (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the shares of Company Common Stock shall pass, only upon proper delivery of the corresponding certificates to the Paying Agent or receipt by the Paying Agent of an "agent's message" with respect to book entry Shares, and shall be in customary form as directed by Parent and reasonably acceptable to the Company) and (ii) instructions for use in effecting the surrender of the certificates or book entry Shares in exchange for the Merger Consideration payable in respect of the shares of Company Common Stock represented thereby. Promptly after the Effective Time, upon surrender of certificates or book entry Shares for cancellation to the Paying Agent together with such letters of transmittal, properly completed and duly executed, and such other documents as may be required pursuant to such instructions, the holders of such certificates or book entry Shares shall be entitled to receive in exchange therefor, as promptly as practicable, a check in the amount equal to the aggregate amount of cash that such holder has the right to receive pursuant to Section 2.1; provided, however, that any cash payment in excess of $500,000 payable to a single stockholder shall, at the election of such stockholder, be paid by wire transfer pursuant to wire transfer instructions provided by such stockholder (fees for any such wire transfer to be borne by such stockholder). No interest shall be paid or accrued on any Merger Consideration. In the event of a transfer of ownership of shares of Company Common Stock which is not registered in the transfer records of the Company, the Merger Consideration payable in respect of such shares of Company Common Stock may be paid to a transferee if the certificate representing such shares of Company Common Stock is presented to the Paying Agent, accompanied by all documents required to evidence and effect such transfer, and the Person requesting such exchange shall pay to the Paying Agent in advance any transfer or other taxes required by reason of the delivery of the Merger Consideration in any name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Paying Agent that such taxes have been paid or are not payable.

          (c)    No Further Rights in Company Common Shares.    The Merger Consideration paid upon conversion of a share of Company Common Stock in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to such share of Company Common Stock.

          (d)    Termination of Exchange Fund.    Any portion of the Exchange Fund that remains undistributed to the holders of Company Common Stock after 365 days following the Effective Time shall be delivered to Parent upon demand and, from and after such delivery to Parent, any former holders of Company Common Stock (other than Dissenting Shares) who have not theretofore complied with this Article II shall thereafter look only to Parent for the Merger Consideration payable in respect of such shares of Company Common Stock. Any amounts remaining unclaimed by holders of shares of Company Common Stock immediately prior to such time as such amounts would otherwise escheat to or become the property of any Governmental Entity shall, to the extent permitted by applicable Law, become the property of Parent free and clear of any Liens, claims or interest of any Person previously entitled thereto.

          (e)    No Liability.    Neither Parent nor the Surviving Corporation shall be liable to any holder of shares of Company Common Stock for any cash from the Exchange Fund delivered to a public official or Governmental Entity pursuant to any abandoned property, escheat or similar law.

          (f)    Lost Certificates.    If any certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such certificate to be lost, stolen or destroyed in form and substance acceptable to Parent and, if required by Parent or the Paying Agent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such certificate, the Paying Agent shall pay in exchange for such lost, stolen or destroyed certificate the consideration payable pursuant to Section 2.1 hereof in respect of the shares of Company Common Stock represented by such certificate.

          (g)    Withholding.    Each of Parent, the Surviving Corporation and the Paying Agent shall be entitled to deduct, withhold and pay over to the applicable Taxing authority from the consideration otherwise payable pursuant to this Agreement to any holder of Company Common Stock or Company Options such amounts as Parent, the Surviving Corporation or the Paying Agent is required to deduct and withhold under the Code or any provision of state, local or foreign Tax law, with respect to the making of such payment. To the extent that amounts are so withheld by Parent and paid over to the applicable Taxing authority for the account of a holder of Company Common Stock or Company Options, the Surviving Corporation or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of Company Common Stock or Company Options in respect of whom such deduction, withholding and payment was made by Parent, the Surviving Corporation or the Paying Agent, as the case may be.

        2.5    Stock Transfer Books.

        At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of shares of Company Common Stock theretofore outstanding on the records of the Company. From and after the Effective Time, any certificates or book entry Shares presented to the Paying Agent, Parent or the Surviving Corporation for any reason shall represent the right to receive the Merger Consideration payable in respect of the shares of Company Common Stock represented thereby.

        2.6    Certain Adjustments.

        If, after the date of this Agreement and at or prior to the Effective Time, the outstanding shares of Company Common Stock are changed into a different number of shares or type of securities by reason of any reclassification, recapitalization, split-up, stock split, subdivision, combination or exchange of shares, or any dividend payable in stock or other securities is declared thereon or rights issued in respect thereof with a record date within such period, or any similar event occurs (any such action, an "Adjustment Event"), the Merger Consideration will be adjusted accordingly to provide to the holders of Company Common Stock and Company Options the same economic effect as contemplated hereby prior to such Adjustment Event.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in (i) other than with respect to Sections 3.1, 3.2 and 3.3, the Company SEC Documents filed on or after October 31, 2011 and prior to the date of this Agreement (excluding any disclosures set forth in any risk factor section, any disclosures in any section relating to forward looking statements and any other disclosures included therein that are predictive, cautionary or forward-looking in nature), to the extent a matter is disclosed in such Company SEC Documents in such a way as to make its relevance to the applicable representation or warranty reasonably apparent, and (ii) the disclosure letter delivered to Parent and Merger Sub by the Company at or prior to the execution hereof (the "Company Disclosure Letter") (each section of which qualifies the correspondingly numbered representation, warranty or covenant to the extent specified therein and such other representations, warranties or covenants to the extent a matter in such section is disclosed in such a way as to make its relevance to such other representation, warranty or covenant reasonably apparent), the Company hereby represents and warrants to Parent and Merger Sub as follows:

        3.1    Organization.

          (a)   The Company and each of its Subsidiaries is a corporation or other entity duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or organization, and has all requisite corporate or other power and authority to own, lease, use and operate its properties and to carry on its business as it is now being conducted.

          (b)   The Company and each of its Subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification or licensing is required, except such jurisdictions where the failure to be so qualified, licensed or in good standing, individually or in the aggregate, has not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect.

          (c)   The Company has previously delivered to Parent a complete and correct copy of each of its certificate of incorporation and bylaws in each case as amended (if so amended) to the date of this Agreement, and has delivered the certificate of incorporation, bylaws or other organizational documents of each of its Subsidiaries, in each case as amended (if so amended) to the date of this Agreement. Neither the Company nor any of its Subsidiaries is in violation of its certificate of incorporation, bylaws or similar governing documents.

          (d)   Section 3.1(d) of the Company Disclosure Letter sets forth a true and correct list of all of the Subsidiaries of the Company and their respective jurisdictions of incorporation or organization, the entity that owns each Subsidiary's equity and the percentage ownership reflected thereby. Other than as set forth in Section 3.1(d) of the Company Disclosure Letter, the respective certificates or articles of incorporation and bylaws or other organizational documents of the Subsidiaries of the Company do not contain any provision limiting or otherwise restricting the ability of the Company to control, or vote the securities of, its Subsidiaries in any material respect.

        3.2    Capitalization.

          (a)   The authorized capital stock of the Company consists of 20,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $0.10 per share (the "Company Preferred Stock"). As of the date of this Agreement, (i) 10,041,164 shares of Company Common Stock are issued and outstanding, (ii) 619,091 shares of Company Common Stock are issued and held in the treasury of the Company, (iii) there are no shares of Company Preferred Stock issued and outstanding or held in treasury, and (iv) 129,053 shares of Company Common Stock are reserved for issuance upon exercise of previously issued Company Options under the Company Stock Incentive Plans. No bonds, debentures, notes or other indebtedness having the right to vote (or convertible into or exchangeable for securities having the right to vote) on any matters on which stockholders of the Company may vote are issued or outstanding.

          (b)   All issued and outstanding shares of the Company's capital stock are, and all shares that may be issued or granted pursuant to the exercise of Company Options will be, when issued or granted in accordance with the respective terms thereof, duly authorized, validly issued, fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof and no such grants involved any "back dating," "forward dating" or similar practices with respect to the effective date of grant. No Company Option has an exercise price that has been or may be less than the fair market value of the Company Common Stock as of the date such Company Option was granted or has any feature for the deferral of compensation other than the deferral of recognition of income until the later of exercise or disposition of such option, in each case, determined in accordance with the regulations and guidance under Section 409A of the Code. The Company has made available to Parent accurate and complete copies of the Company Stock Incentive Plans and all forms of award agreements evidencing awards granted pursuant to the Company Stock Incentive Plans as of the date hereof. No material changes have been made to any such forms in connection with any award. No outstanding stock options, restricted stock, restricted stock units, stock appreciation rights, phantom stock, profit participation, performance shares or other equity-based awards associated with shares of Company Common Stock have been issued or are outstanding other than pursuant to the Company Stock Incentive Plans.

          (c)   Other than the Company Options, there are no outstanding or authorized (i) options, warrants, preemptive rights, subscriptions, calls, or other rights, convertible securities, agreements, claims or commitments of any character obligating the Company or any of its Subsidiaries to issue, transfer or sell any shares of capital stock or other equity interest in, the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or equity interests, (ii) obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire any capital stock of the Company or any of its Subsidiaries or any such securities or agreements listed in clause (i) of this sentence or (iii) voting trusts or similar agreements to which the Company or any of its Subsidiaries is a party with respect to the voting of the capital stock of the Company or any of its Subsidiaries. Section 3.2(c) of the Company Disclosure Letter sets forth the following information with respect to each Company Option outstanding as of the date of this Agreement: (i) the name of the holder of such Company Option, (ii) the number of shares of Company Common Stock subject to such Company Option, (iii) the exercise price of such Company Option, (iv) the date on which such Company Option was granted, (v) the Company Stock Incentive Plan under which such Company Option was granted and whether such Company Option is an "incentive stock option" (as defined in Section 422 of the Code) or a non-qualified stock option, (vi) the applicable vesting schedule, if any, and the extent to which such Company Option is vested and, if applicable, exercisable as of the date hereof and (vii) the date on which such Company Option expires.

          (d)   All of the issued and outstanding shares of capital stock (or equivalent equity interests of entities other than corporations) of each of the Company's Subsidiaries are owned, directly or indirectly, by the Company free and clear of any Liens, other than statutory Liens for Taxes not yet due and payable and such other restrictions as may exist under applicable Law, and all such shares or other ownership interests have been duly authorized, validly issued and are fully paid and non-assessable and free of preemptive rights, with no personal liability attaching to the ownership thereof. Neither the Company nor any of its Subsidiaries owns any shares of capital stock or other securities of, or interest in, any other Person (other than interests of the Company or any Subsidiary in another Subsidiary of the Company), or is obligated to make any capital contribution to or other investment in any other Person (other than interests of the Company or any Subsidiary in another Subsidiary of the Company), other than shares of capital stock or other securities owned pursuant to investments and cash management in the ordinary course of business.

          (e)   No indebtedness of the Company or any of its Subsidiaries contains any restriction upon (i) the prepayment of any indebtedness of the Company or any of its Subsidiaries, (ii) the incurrence of indebtedness by the Company or any of its Subsidiaries or (iii) the ability of the Company or any of its Subsidiaries to grant any Lien on the properties or assets of the Company or any of its Subsidiaries.

        3.3    Authorization; Validity of Agreement.

        The Company has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, subject, with respect to the consummation of the Merger, to receipt of the Company Required Vote. The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby have been duly authorized by the Company Board. The Company Board has directed that this Agreement and the transactions contemplated hereby be submitted to the Company's stockholders for approval and adoption at a meeting of such stockholders and, except for the Company Required Vote, no other corporate proceedings on the part of the Company are necessary to authorize the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of this Agreement by Parent and Merger Sub, is a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except that such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at Law or in equity).

        3.4    No Violations; Consents and Approvals.

          (a)   Neither the execution, delivery and performance of this Agreement by the Company, the consummation by the Company of the Merger or any other transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or the bylaws of the Company or the certificate of incorporation, bylaws or similar governing documents of any of the Company's Subsidiaries, (ii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination, cancellation or amendment under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of the Company or any of its Subsidiaries under, or result in the acceleration or trigger of any payment, time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee or other evidence of indebtedness, lease, license, contract, agreement, plan or other legally binding instrument or obligation to which the Company or any of its Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or affected or (iii) assuming that the consents and approvals referred to in Section 3.4(b) are duly obtained, conflict with or violate any federal, state, local or foreign order, writ, injunction, judgment, settlement, award, decree, statute, law, rule or regulation (collectively, "Laws") applicable to the Company, any of its Subsidiaries or any of their respective properties or assets; except in the case of clause (ii) and clause (iii), for such conflicts, violations, breaches, defaults or Liens which individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect.

          (b)   No filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any federal, state, local or foreign court, arbitral, legislative, executive or regulatory authority or agency (a "Governmental Entity") or any other Person is required in connection with the execution, delivery and performance of this Agreement by the Company or the consummation by the Company of the Merger, or any other transactions contemplated hereby, except for (i) the filing with the Securities and Exchange Commission (the "SEC") of the Proxy Statement in definitive form relating to the meeting of the Company's stockholders to be held in connection with this Agreement and the transactions contemplated hereby, (ii) the adoption of this Agreement and the approval of the Merger by the Company Required Vote, (iii) the filing of the Certificate of Merger with the Secretary of State, (iv) any consents, authorizations, approvals, filings or exemptions in connection with compliance with the rules of the Nasdaq Stock Market, and (v) such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made, individually or in the aggregate, has not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect.

        3.5    SEC Reports and Financial Statements.

          (a)   Since January 1, 2009, the Company has timely filed or furnished with the SEC all forms, reports, schedules, statements and other documents required to be filed or furnished under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including (i) its Annual Reports on Form 10-K for the years ended October 31, 2009, October 31, 2010 and October 31, 2011, respectively, (ii) its Quarterly Report on Form 10-Q for the period ended January 31, 2012, (iii) all proxy statements relating to meetings of stockholders of the Company since January 1, 2009 (in the form mailed to stockholders) and (iv) all other forms, reports and registration statements required to be filed or furnished by the Company with the SEC since January 1, 2009. The documents described in clauses (i)-(iv) above (whether filed or furnished before, on or after the date of this Agreement), as amended prior to the date of this Agreement, are referred to in this Agreement collectively as the "Company SEC Documents." As of their respective dates (or amendment dates, if amended prior to the date of this Agreement), the Company SEC Documents, including the financial statements and schedules provided therein or incorporated by reference therein, (x) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and (y) complied in all material respects with the applicable requirements of the Exchange Act, and the rules and regulations promulgated thereunder, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), the Sarbanes-Oxley Act of 2002, and the rules and regulation promulgated thereunder ("SOX"), and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as the case may be. No Subsidiary of the Company files or is required to file periodic reports with the SEC, either pursuant to the requirements of the Exchange Act or by contract.

          (b)   The October 31, 2011 consolidated balance sheets of the Company and its Subsidiaries (the "Company Balance Sheet") and the related consolidated statements of operations, consolidated statements of stockholders' equity and consolidated statements of cash flows (including, in each case, the related notes, where applicable), as reported in the Company's Annual Report on Form 10-K/A for the fiscal year ended October 31, 2011 filed with the SEC under the Exchange Act, and the unaudited consolidated balance sheets of the Company and its Subsidiaries (including the related notes, where applicable) as of January 31, 2012 and the related (i) unaudited consolidated statements of operations for the three-month periods ended January 31, 2012 and January 31, 2011 and (ii) unaudited consolidated statements of cash flows for the three-month periods ended January 31, 2012 and January 31, 2011 (in each case including the related notes, where applicable), as reported in the Company's Quarterly Report on Form 10-Q/A for the period ended January 31, 2012 filed with the SEC under the Exchange Act, fairly present, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will fairly present (subject, in the case of the unaudited statements, to recurring audit adjustments normal in nature and amount), in all material respects in accordance with GAAP, the consolidated financial position and the results of the consolidated operations, cash flows and changes in stockholder's equity of the Company and its Subsidiaries as of the respective dates or for the respective fiscal periods therein set forth; each of such statements (including the related notes, where applicable) complies, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will comply, with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto; and each of such statements (including the related notes, where applicable) has been, and the financial statements to be filed by the Company with the SEC after the date of this Agreement will be, prepared in accordance with generally accepted accounting principles applied in the United States ("GAAP") consistently applied during the periods involved, except as indicated in the notes thereto or, in the case of unaudited statements, as permitted by Form 10-Q. The financial books and records of the Company and its Subsidiaries have been, and are being, maintained in accordance with GAAP and any other applicable legal and accounting requirements (with monthly cash basis books converted to GAAP on a quarterly basis for SEC reporting purposes) and reflect actual transactions together with accruals and estimates as required for GAAP reporting purposes. Ernst & Young LLP is an independent public accounting firm with respect to the Company and has not resigned or been dismissed as independent public accountants of the Company as a result of or in connection with any disagreements with the Company on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

          (c)   To the knowledge of the Company, there are no outstanding comments from, or unresolved issues raised by, the SEC with respect to the Company SEC Documents. No executive officer of the Company has failed in any respect to make the certification required of him or her under Sections 302 or 906 of the SOX and no enforcement action has been initiated against the Company relating to disclosures contained in any Company SEC Documents.

          (d)   (i) Neither the Company nor any director, officer, employee, auditor, accountant or representative of the Company or any of its Subsidiaries has received or otherwise had or obtained knowledge of any material complaint, allegation, assertion or claim, whether written or oral, regarding the accounting or auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls, including any material complaint, allegation, assertion or claim that either of the Company or any of its Subsidiaries has engaged in questionable accounting or auditing practices and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed thereby, has reported evidence of a material violation of securities Laws, breach of fiduciary duty or similar violation by the Company, any of its Subsidiaries or any of their officers, directors, employees or agents, to the Company Board or any committee thereof or to any director or officer of the Company.

        3.6    Internal Control Over Financial Reporting; Disclosure Controls.

        The Company has established and maintains internal control over financial reporting and disclosure controls and procedures (as such terms are defined in Rule 13a-15 and Rule 15d-15 under the Exchange Act). The Company's disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated Subsidiaries, required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's principal executive officer and its principal financial officer to allow timely decisions regarding required disclosure; and to the knowledge of the Company such disclosure controls and procedures are currently effective to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in SEC rules and forms. The Company's principal executive officer and its principal financial officer have disclosed, based on their most recent evaluation, to the Company's auditors and the audit committee of the Company Board (x) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and have identified for the Company's auditors any material weaknesses in internal controls and (y) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The principal executive officer and the principal financial officer of the Company have made all certifications required by SOX, the Exchange Act and any related rules and regulations promulgated by the SEC with respect to the Company SEC Documents, and the statements contained in such certifications are complete and correct. The management of the Company has completed its assessment of the effectiveness of the Company's internal control over financial reporting in compliance with the requirements of Section 404 of SOX for the year ended October 31, 2011, and such assessment concluded that such controls were effective. To the knowledge of the Company, there are no facts or circumstances that would prevent its chief executive officer and chief financial officer from giving the certifications and attestations required pursuant to the rules and regulations adopted pursuant to Section 404 of SOX, without qualification, when next due.

        3.7    Absence of Certain Changes.

          (a)   Since October 31, 2011, (i) the Company and its Subsidiaries have conducted their respective business and operations only in the ordinary course consistent with past practice, (ii) there has not occurred or continued to exist any event, change, occurrence, effect, fact, circumstance or condition which, individually or in the aggregate, has had, or would be reasonably likely to have or result in, a Company Material Adverse Effect, and (iii) neither the Company nor any of its Subsidiaries has taken any action that if taken after the date of this Agreement would constitute a violation of Section 5.1 (other than clause (a) thereof).

          (b)   Since October 31, 2011, neither the Company nor any of its Subsidiaries has (i) (A) except in the ordinary course of business, increased or agreed to increase the wages, salaries, compensation, pension, or other fringe benefits or perquisites payable to any officer, employee or director from the amount thereof in effect as of October 31, 2011 (which amounts have been previously disclosed to Parent), (B) granted any severance or termination pay, (C) entered into any contract to make or grant any severance or termination pay, or (D) entered into or made any loans to any of its officers, directors, employees, affiliates, agents or consultants or made any change in its borrowing or lending arrangements for or on behalf of any of such Persons, whether pursuant to an employee benefit plan or otherwise, or granted, issued, accelerated, paid, accrued or agreed to pay or make any accrual or arrangement for payment of salary or other payments or benefits pursuant to, adopted or amended, or accelerated (or agreed to adopt, amend or accelerate) the payment or vesting of benefits under, any new or existing Company Plan (except, in the case of non-officer employees, for increases in the ordinary course of business consistent with past practices), (ii) declared, set aside or paid any dividend or other distribution (whether in cash, stock or property) with respect to any of the Company's capital stock, (iii) effected or authorized any split, combination or reclassification of any of the Company's capital stock or any issuance thereof or issued any other securities in respect of, in lieu of or in substitution for shares of the Company's capital stock, except for issuances of Company Common Stock upon the exercise of Company Options awarded prior to the date of this Agreement in accordance with their present terms, (iv) changed in any material respect, or has knowledge of any reason that would have required or would require changing in any material respect, any accounting methods (or underlying assumptions), principles or practices of the Company or its Subsidiaries, including any reserving, renewal or residual method, practice or policy, (v) made any material Tax election or settled or compromised any material income Tax liability, (vi) made any material change in the policies and procedures of the Company or its Subsidiaries in connection with trading activities, (vii) suffered any strike, work stoppage, slow-down, or other labor disturbance, (viii) become a party to or bound by a Collective Bargaining Agreement, (ix) had any union organizing activities, (x) sold, leased, exchanged, transferred or otherwise disposed of any material Company Assets or any Oil and Gas Properties, other than in the ordinary course consistent with past practices, (xi) other than in the ordinary course of business, acquired, including by merger or consolidation, any material Oil and Gas Properties, assets or business, other than in the ordinary course of business, (xii) revalued, or has knowledge of any reason that would have required or would require revaluing, any of the Company Assets in any material respect, including writing down the value of any Company Assets or writing off notes or accounts receivable, in each case in any material respect and other than in the ordinary course of business consistent with past practices, (xiii) suffered any material casualty loss affecting any portion of any of the Company Oil and Gas Properties, any Company Assets or operations of the Company and its Subsidiaries, (xiv) other than in the ordinary course of business, made, or been required to make, a working interest election for the exploration for Hydrocarbons relating to the Company's Oil and Gas Properties, (xv) other than in the ordinary course of business, declined consent for proposed exploration for Hydrocarbons relating to the Company's Oil and Gas Properties, or (xvi) made any agreement or commitment (contingent or otherwise) to do any of the foregoing.

        3.8    Absence of Undisclosed Liabilities.

        Neither the Company nor any of its Subsidiaries has incurred any liabilities or obligations (absolute, accrued, contingent or otherwise), except for liabilities incurred in the ordinary course of business consistent with past practice or liabilities that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in default in respect of the terms and conditions of any indebtedness or other agreement which individually or in the aggregate has had, or would be reasonably likely to have or result in, a Company Material Adverse Effect.

        3.9    Proxy Statement.

        None of the information supplied or to be supplied by the Company or its Subsidiaries for inclusion or incorporation by reference in the Proxy Statement (and any amendment thereof or supplement thereto) at the date mailed to the stockholders of the Company and at the time of the Special Meeting and at the Effective Time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply in all material respects with the provisions of the Exchange Act, except that no representation is made by the Company with respect to statements made in the Proxy Statement based on information supplied to the Company by Parent or its Subsidiaries for inclusion in the Proxy Statement.

        3.10    Company Employee Benefit Plans; ERISA.

          (a)   Section 3.10(a) of the Company Disclosure Letter contains a true and complete list of each "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and each bonus, commission, deferred compensation, incentive compensation, overriding royalty interest, stock purchase, stock option, stock appreciation right or other equity-based incentive, severance, termination, change in control, retention, employment, hospitalization or other medical, life or insurance, disability, other welfare, supplemental unemployment benefits, profit-sharing, pension, or retirement plan, program, agreement or arrangement, and each other employee compensation or benefit plan, program, agreement or arrangement, whether or not in writing, (i) that the Company or any trade or business, whether or not incorporated, that together with the Company would be deemed a "single employer" under Section 4001 of ERISA (a "Company ERISA Affiliate"), sponsors or maintains with respect to current or former employees, directors or any other service provider of the Company or any of its Subsidiaries, or (ii) to which the Company or any of its Subsidiaries contributes or has an obligation to contribute with respect to current or former employees, directors or any other service provider of the Company or any of its Subsidiaries, or (iii) with respect to which the Company or any Company ERISA Affiliate could reasonably be expected to have any liability, whether matured, unmatured, absolute, contingent, direct or indirect (including any such plan or other arrangement previously maintained by the Company or a Company ERISA Affiliate) (the "Company Plans").

          (b)   With respect to each Company Plan, the Company has heretofore delivered to Parent true and complete copies of each of the following documents (including all amendments to such documents), in each case to the extent applicable:

              (i)  a copy of the Company Plan or a written description of any Company Plan not in writing;

             (ii)  a copy of the annual report or Internal Revenue Service Form 5500 Series for the last two Company Plan years ending prior to the date of this Agreement;

            (iii)  a copy of any actuarial report with respect to each Company Plan for the last three Company Plan years ending prior to the date of this Agreement;

            (iv)  a copy of the most recent Summary Plan Description ("SPD"), together with all Summaries of Material Modification issued with respect to such SPD;

             (v)  if the Company Plan or any obligations thereunder are funded through a trust or any other funding vehicle, the trust or other funding agreement and the most recent financial statements thereof;

            (vi)  all contracts relating to the Company Plans with respect to which the Company, any of its Subsidiaries or any Company ERISA Affiliate may have any liability, including insurance contracts, investment management agreements, subscription and participation agreements and record keeping agreements;

           (vii)  the most recent favorable determination, advisory or opinion letter issued by the Internal Revenue Service ("IRS") with respect to each Company Plan intended to qualify under Section 401(a) of the Code, if any; and

          (viii)  any communications that the Company or any of its Company ERISA Affiliates or Subsidiaries has received from or sent to the Pension Benefit Guaranty Corporation, the Department of Labor, the IRS or any comparable state or local agency concerning any termination of, withdrawal from or appointment of a trustee to administer any plan or the failure or alleged failure to comply with any provision of ERISA, the Code or any state or local Law with respect to any Company Plan, including any existing written description of any such oral communication.

          (c)   At no time has the Company, any of its Subsidiaries or Company ERISA Affiliates ever maintained, established, sponsored, participated in or contributed to any Company Plan that is subject to Title IV of ERISA.

          (d)   No Company Plan is (i) a "multiemployer plan," as defined in Section 3(37) of ERISA, (ii) a multiple employer welfare arrangement within the meaning of Section 3(40) of ERISA, (iii) a multiple employer plan within the meaning of Section 4063 of ERISA, (iv) subject to the minimum funding standards under Section 302 of ERISA or Section 412 of the Code, (v) a plan for the benefit of one or more employees who perform services outside the United States, or (vi) a plan that provides retiree health, death or life benefits, except as may be required by Section 4980B of the Code, ERISA Section 601 et seq. and similar provisions of state or local law ("COBRA"), and neither the Company nor any Company ERISA Affiliate has ever contributed to, or ever been obligated to contribute to, any such plan.

          (e)   None of the Company, any of its Subsidiaries, any Company ERISA Affiliate, any of the Company Plans, any trust created thereunder, nor, to the knowledge of the Company, any trustee or administrator thereof has engaged in a transaction or has taken or failed to take any action in connection with which the Company, any of its Subsidiaries or any Company ERISA Affiliate could be subject to any material liability for either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975(a) or (b) or 4976 of the Code.

          (f)    With respect to each Company Plan that is a group health plan within the meaning of Section 5000(b)(1) of the Code or similar state or local law, (i) the administrator of such plan has complied in all material respects with the applicable provisions of COBRA; and (ii) no event has occurred and, to the Company's knowledge, no circumstance exists under which the Company may incur direct or indirect liability under the provisions of COBRA which could become a liability of Merger Sub or which have resulted or could result in the imposition of a Lien upon any of the Company's assets.

          (g)   All contributions and premiums required to be paid under the terms of each of the Company Plans, have, in all material respects to the extent due been paid in full.

          (h)   Each of the Company Plans has been operated and administered, in all material respects, in accordance with the terms of such Company Plan and applicable Law, including ERISA and the Code.

          (i)    Each of the Company Plans that is intended to be "qualified" within the meaning of Section 401(a) of the Code is either (i) the recipient of a favorable determination letter from the IRS or (ii) the adopter of a volume submitter or master and prototype plan entitled to rely on the advisory or opinion letter issued by the IRS as to the qualified status of such plan under Section 401 of the Code to the extent provided in Revenue Procedure 2005-16. No amendment has been made nor has any event occurred with respect to any such Company Plan that would reasonably be expected to cause the loss or denial of such qualification under Section 401(a) of the Code and each trust created under any such Benefit Plan is exempt from taxation under Section 501(a) of the Code, and nothing has occurred that has or could reasonably be expected to adversely affect such exemption.

          (j)    No amounts payable under any of the Company Plans or any other contract, agreement or arrangement with respect to which the Company, any of its Subsidiaries or any Company ERISA Affiliate may have any liability is reasonably expected to fail to be deductible for federal income tax purposes by virtue of Section 162(m) of the Code. Neither the Company nor any of its Subsidiaries is a party to any plan, agreement, contract or arrangement that could result, separately or in the aggregate, in the payment of any "excess parachute payments" within the meaning of Section 280G of the Code.

          (k)   With respect to any ERISA Plan, except as provided in this Agreement, the consummation of the Merger and any other transactions contemplated hereby will not, either alone or in combination with any other event, (i) entitle any current or former employee, officer or director of the Company or any of its Subsidiaries to severance pay, unemployment compensation or any other similar termination payment, (ii) accelerate the time of payment or vesting, or increase the amount of or otherwise enhance any benefit due any such employee, officer or director, or (iii) limit or restrict the right of the Company or any of its Subsidiaries to merge, amend or terminate, or require the funding of, any of the Company Plans.

          (l)    No Company Plan is currently under audit or examination (nor has notice been received of a potential audit or examination) by the IRS, the Department of Labor or any other Governmental Entity, and no matters are pending with respect to a Company Plan under the IRS Voluntary Correction Program, Audit Closing Agreement Program or similar programs.

          (m)  There are no pending or, to the knowledge of the Company, threatened or anticipated claims by or on behalf of any Company Plan, by any employee or beneficiary under any such Company Plan or otherwise involving any such Company Plan (other than routine claims for benefits).

          (n)   If a Company Plan is a "nonqualified deferred compensation plan" as defined in Section 409A(d)(1) of the Code, (i) such Company Plan complies in form with Section 409A of the Code and the Treasury Regulations promulgated pursuant to Section 409A of the Code, and (ii) no service provider (as defined in such Treasury Regulations) is subject to additional Taxes under Section 409A of the Code as a result of participation in any such Company Plan.

          (o)   Each individual who renders or has rendered services to the Company or any of its Subsidiaries and is or was classified by the Company or any of its Subsidiaries as having the status of an independent contractor, consultant or other status other than employee for any purpose (including for the purposes of taxation and tax reporting and under Company Plans) is or has been properly characterized as such to an extent that would not reasonably be expected to result in (i) the disqualification of any Company Plan or (ii) the imposition of penalties or excise taxes with respect to any Company Plan.

        3.11    Litigation; Compliance with Law.

          (a)   (i) There is no Litigation pending or, to the knowledge of the Company, threatened against, relating to or naming as a party thereto the Company or any of its Subsidiaries, any of their respective properties or assets or any of the Company's or any of its Subsidiaries' officers or directors (in their capacities as such) or seeking to restrain, enjoin, alter or delay the consummation of the Merger or any of the other transactions contemplated hereby, (ii) to the knowledge of the Company, there are no facts reasonably likely to give rise to any such Litigation, and (iii) there is no agreement, order, judgment, decree, injunction or award of any Governmental Entity against and/or binding upon the Company, any of its Subsidiaries or any of the Company's or any of its Subsidiaries' officers or directors (in their capacities as such) that, in the case of clause (i) or (ii), individually or in the aggregate has had, or would be reasonably likely to have or result in, a Company Material Adverse Effect. As of the date hereof, there is no Litigation that the Company or any of its Subsidiaries has pending against other parties, where such Litigation is intended to enforce or preserve material rights of the Company or any of its Subsidiaries.

          (b)   Each of the Company and its Subsidiaries has complied, and is in compliance, in all material respects with all Laws and Permits which affect the respective businesses of the Company or any of its Subsidiaries and/or the Company Assets, and to the knowledge of the Company the Company and its Subsidiaries have not been and are not in violation of any such Law or Permit, except where such violation, individually or in the aggregate, has not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect; nor has any written notice, charge, claim or action been received by the Company or any of its Subsidiaries or been filed, commenced or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries alleging the noncompliance in any material respect with, or any violation of, the foregoing.

          (c)   The Company and its Subsidiaries hold and have held all licenses, permits, variances, consents, authorizations, waivers, grants, franchises, concessions, exemptions, orders, registrations and approvals of Governmental Entities or other Persons ("Permits") necessary for the ownership, leasing, operation, occupancy and use of the Company Assets and the conduct of their respective businesses as currently conducted ("Company Permits"), except where the failure to hold such Company Permits, individually or in the aggregate has not had, and would not reasonably be likely to have or result in, a Company Material Adverse Effect. Neither the Company nor any of its Subsidiaries has received notice that any Company Permit will be terminated or modified or cannot be renewed in the ordinary course of business, and the Company has no knowledge of any reasonable basis for any such termination, modification or nonrenewal, in each case except for any such termination, modification or renewal that individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect. The execution, delivery and performance of this Agreement and the consummation of the Merger or any other transactions contemplated hereby do not and will not violate any Company Permit, or result in any termination, modification or nonrenewals thereof, except in each case for any such violations, terminations, modifications or nonrenewal that individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect.

        3.12    Intellectual Property.

          (a)   Section 3.12(a) of the Company Disclosure Letter sets forth a complete and accurate list (in all material respects) of all of the following items of Intellectual Property owned by the Company or any of its Subsidiaries: (i) patents and patent applications, (ii) trademark and service mark registrations and applications, and (iii) copyright registrations and applications. The Company or one of its Subsidiaries is the sole and exclusive beneficial and record owner of all of the foregoing items of Intellectual Property, and all such Intellectual Property is subsisting and, to the Company's knowledge, valid, and enforceable.

          (b)   No third party owns any proprietary right, title or interest in or to material Intellectual Property used in or necessary to conduct the Calliope Gas Recovery System described on the Company's Annual Report on Form 10-K for the period ended October 31, 2011 (the "Calliope System").

          (c)   The Company and its Subsidiaries own or have valid rights to use all Intellectual Property used in or necessary for the conduct of the business and operations of the Company and its Subsidiaries as currently conducted, free and clear of any Liens (except for any Permitted Liens).

          (d)   To the knowledge of the Company, the conduct of the business of the Company and its Subsidiaries as currently or previously conducted during the past three years does not materially infringe, misappropriate or otherwise violate any Intellectual Property of any Person, and no such claims, suits or other proceedings have been brought or threatened in writing (including in the form of offers or invitations to obtain a license) during the past three years against the Company or any of its Subsidiaries by any Person.

          (e)   To the knowledge of the Company, no Person is infringing, misappropriating or otherwise violating any material Intellectual Property owned by the Company or any of its Subsidiaries, and no such claims, suits or other proceedings have been brought or threatened against any Person by the Company or any of its Subsidiaries during the past three years.

          (f)    The Company and its Subsidiaries each take reasonable measures to protect the confidentiality of material Trade Secrets.

          (g)   The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in the loss or impairment of, payment of any additional amounts with respect to, or any Lien on, the rights of the Company or any of its Subsidiaries with respect to the Intellectual Property owned or used by the Company or any of its Subsidiaries.

        3.13    Material Contracts.

          (a)   Neither the Company nor any of its Subsidiaries is a party to or bound by any contract, arrangement, commitment or understanding (whether written or oral) (i) which is an employment agreement or Collective Bargaining Agreement, (ii) which, upon the consummation of the Merger or any other transaction contemplated hereby, will (either alone or upon the occurrence of any additional acts or events) result in any payment or benefits (whether of severance pay or otherwise) becoming due, or the acceleration or vesting of any rights to any payment or benefits, from Parent, Merger Sub, the Company or the Surviving Corporation or any of their respective Subsidiaries to any officer, director, consultant or employee thereof, (iii) other than Company Oil and Gas Contracts, since January 1, 2010, which requires remaining payments by the Company or any of its Subsidiaries in excess of $500,000 and is not terminable without penalty by the Company or its Subsidiaries, as the case may be, on notice of six months or less, (iv) other than Company Oil and Gas Contracts, which is a material contract (as defined in Item 601(b)(10) of Regulation S-K of the SEC) to be performed after the date of this Agreement, (v) other than Company Oil and Gas Contracts, which materially restrains, limits or impedes the Company's or any of its Subsidiaries', or will materially restrain, limit or impede the Surviving Corporation's or Parent's, ability to compete with or conduct any business or any line of business, including geographic limitations on the Company's or any of its Subsidiaries', the Surviving Corporation's or Parent's activities, (vi) between the Company or any of its Subsidiaries, on the one hand, and any of their respective officers, directors or principals (or any such Person's affiliates) on the other hand, (vii) other than Company Oil and Gas Contracts, which is a joint venture agreement, partnership agreement or other similar contract or agreement involving a sharing of profits and expenses, (viii) other than Company Oil and Gas Contracts, which is an agreement governing the terms of indebtedness or any other obligation of third parties owed to the Company or any of its Subsidiaries, other than receivables arising from the sale of goods or services, or loans or advances not exceeding $500,000 in the aggregate made to employees of the Company or any of its Subsidiaries, by the Company or such Subsidiary in the ordinary course of business consistent with past practice, (ix) which is an agreement governing the terms of indebtedness or any other obligation of third parties owed by or guaranteed by the Company or any of its Subsidiaries, (x) (including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan) any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of the Merger or any other transactions contemplated hereby, or the value of any of the benefits of which will be calculated on the basis of the Merger or any other transactions contemplated hereby, (xi) which is a stockholder rights agreement or which otherwise provides for the issuance of any securities in respect of this Agreement or the Merger, (xii) which is an agreement (A) containing provisions triggered by change of control or other similar provisions and (B) that provides, or is reasonably likely to provide, for payments by or to the Company or any of its Subsidiaries in excess of $200,000 annually, (xiii) other than Company Oil and Gas Contracts, storage agreements, terminalling agreements and ship or pay agreements, in each case having fixed pricing terms representing revenues or expenses in excess of $500,000 per year or having a term in excess of one year from and after the date hereof, (xiv) which contains any exclusivity or most favored nation clause, (xv) other than Company Oil and Gas Contracts, any acquisition or sale contract that contains "earn out" or other contingent payment obligations, or remaining indemnity or similar obligations, that could reasonably be expected to result in future payments by or to the Company or any of its Subsidiaries in excess of $500,000, (xvi) other than Company Oil and Gas Contracts, which is an agreement to acquire all or a substantial portion of the capital stock, business, property or assets of any Person for an amount of cash (or value of non-cash consideration), in excess of $500,000, (xvii) other than Company Oil and Gas Contracts, which is an agreement that provides for the acquisition, disposition, license, use, distribution or outsourcing of assets, services, rights or properties (including any Intellectual Property) with a value or requiring annual fees in excess of $500,000, (xviii) except for working interest well participation interests, a Company Oil and Gas Contract made in the ordinary course of business to which the Company or any of its Subsidiaries is a party that requires, or is reasonably likely to require, a payment in excess of $500,000 on or after the date hereof, (xix) except for drilling obligations set forth in Section 3.32 of the Company Disclosure Letter, which is any oil and gas joint venture or similar agreement made in the ordinary course of business to which the Company or any of its Subsidiaries is a party that requires, or is reasonably likely to require, a payment in excess of $500,000 on or after the date hereof, (xx) which grants the Company or any other Person any right to use or register, or restricts the Company's or any of its Subsidiaries' use or registration of, any material Intellectual Property used in or necessary to conduct the Calliope System, or (xxi) which is otherwise material to the Company and its Subsidiaries taken as a whole. Each contract, arrangement, commitment or understanding of the type described in this Section 3.13(a), set forth in Section 3.13(a) of the Company Disclosure Letter, is referred to herein as a "Company Material Contract." The Company has previously made available to Parent true, complete and correct copies of each Company Material Contract in effect on the date of this Agreement.

          (b)   (i) Each Company Material Contract is valid and binding and in full force and effect, (ii) the Company and each of its Subsidiaries has performed all obligations required to be performed by it to date under each Company Material Contract, (iii) no event or condition exists which constitutes or, after notice or lapse of time or both, would constitute, a default on the part of the Company or any of its Subsidiaries under any such Company Material Contract and (iv) to the knowledge of the Company, no other party to such Company Material Contract is in default in any respect thereunder, except in each of (i)—(iv) where individually or in the aggregate there has not been, and would not be reasonably likely to be, a Company Material Adverse Effect.

        3.14    Taxes.

          (a)   The Company and its Subsidiaries (i) have duly and timely filed (taking into account any extension of time within which to file) all material Tax Returns required to have been filed by or with respect to the Company or any of its Subsidiaries, and all such Tax Returns are true, correct and complete in all material respects, (ii) have duly and timely paid all Taxes shown as due on such Tax Returns, (iii) have adequate accruals and reserves, in accordance with GAAP, on the financial statements included in the Company Balance Sheet for all Taxes payable by the Company and its Subsidiaries for all taxable periods and portions thereof through the date of such financial statements and (iv) have not received any unpaid written notice of any deficiencies for any Tax from any taxing authority, against the Company or any of its Subsidiaries for which there are not adequate reserves on the financial statements included in the Company Balance Sheet.

          (b)   (i) Neither the Company nor any of its Subsidiaries is the subject of any currently ongoing Tax audit or other proceeding with respect to material Taxes nor has any Tax audit or other proceeding with respect to material Taxes been proposed in writing against any of them nor, to the knowledge of the Company, has any such Tax audit or other such proceeding with respect to material Taxes been proposed other than in writing, (ii) as of the date of this Agreement, there are no pending requests for waivers of the time to assess any Tax, (iii) neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, (iv) there are no Liens for Taxes on any of the assets of the Company or any of its Subsidiaries other than Permitted Liens, and (v) no claim has ever been made in writing by a taxing authority of a jurisdiction where the Company or one of its Subsidiaries has not filed Tax Returns claiming that the Company or such Subsidiary is or may be subject to material taxation by that jurisdiction.

          (c)   Neither the Company nor any of its Subsidiaries is obligated by any written contract, agreement or other arrangement to indemnify any other person (other than the Company and its Subsidiaries) with respect to material Taxes other than pursuant to provisions of licenses, leases, loans and similar agreements entered into in the ordinary course of business. Neither the Company nor any of its Subsidiaries is a party to or bound by any written Tax allocation, indemnification or sharing agreement (other than an agreement with the Company or its Subsidiaries), other than agreements entered into in the ordinary course. Neither the Company nor any of its Subsidiaries is liable under Treasury Regulation Section 1.1502-6 (or any similar provision of the Tax Laws of any state, local or foreign jurisdiction) for any Tax of any person other than the Company and its Subsidiaries.

          (d)   The Company and its Subsidiaries have withheld and paid all material Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party.

          (e)   Neither the Company nor any of its Subsidiaries was a "distributing corporation" or "controlled corporation" in a transaction intended to qualify under Section 355 of the Code within the past three (3) years or otherwise as part of a plan that includes the Merger.

          (f)    Neither the Company nor any of its Subsidiaries has participated in any "reportable transaction" within the meaning of Treasury Regulation Section 1.6011-4.

          (g)   Neither the Company nor its Subsidiaries is the subject of or bound by any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any taxing authority.

          (h)   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local or foreign Tax Law); or (ii) "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign Tax Law) executed on or prior to the Closing Date.

          (i)    The Company has made available to Parent or its legal or accounting representative copies of all federal and material state income Tax Returns for the Company and each of its Subsidiaries filed for all periods including and after the period ended October 31, 2009.

          (j)    As used in this Agreement, (i) "Taxes" means any and all domestic or foreign, federal, state, local or other taxes of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Governmental Entity, including taxes on or with respect to income, franchises, windfall or other profits, gross receipts, occupation, property, transfer, sales, use, capital stock, severance, alternative minimum, payroll, employment, unemployment, social security, workers' compensation or net worth, commercial activity and taxes in the nature of excise, withholding, ad valorem or value added or other taxes, fees, duties, levies, customs, tariffs, imposts, assessments, obligations and charges of the same or a similar nature to any of the foregoing, (ii) "Tax Return" means any return, report or similar filing (including the attached schedules) required to be filed with respect to Taxes, including any information return, claim for refund, amended return or declaration of estimated Taxes, and (iii) the "Code" means the Internal Revenue Code of 1986, as amended.

        3.15    Environmental Matters.

          (a)   Except for such matters that, individually or in the aggregate, have not had and would not be reasonably likely to have or result in, a Company Material Adverse Effect, (i) each of the Company, its Subsidiaries and their operations (and to the knowledge of the Company, the operations at any property where the Company or any of its Subsidiaries has a non-operating interest) is and within all applicable statute of limitations periods has been in compliance with all applicable Environmental Laws, and to the knowledge of the Company, there are no circumstances that may prevent or interfere with such compliance in the future, (ii) the Company and its Subsidiaries have obtained all Permits required under Environmental Laws ("Environmental Permits") for their respective operations (and to the knowledge of the Company, operators at any property where the Company or any of its Subsidiaries has a non-operating interest have also obtained all required Environmental Permits), and none of the Company or its Subsidiaries has received written notice or otherwise has knowledge that any such existing Environmental Permit will be revoked or that any application for any new Environmental Permit or renewal of any existing Environmental Permit will be protested or denied, (iii) there has been no Release at any real property currently owned, leased or operated by the Company or any of its Subsidiaries (excluding any real property in which the Company or any of its Subsidiaries has a non-operating interest), or to the knowledge of the Company, formerly owned, leased or operated by the Company or any of its Subsidiaries, that could result in an obligation to conduct an investigation or remediation or otherwise result in liability to the Company or any of its Subsidiaries, (iv) to the knowledge of the Company, there has been no Release at any property in which the Company or any of its Subsidiaries has a non-operating interest, that could result in liability to the Company or any of its Subsidiaries, (v) there are no Company Environmental Claims pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or against any Person whose liability the Company or any of its Subsidiaries may have retained or assumed either contractually or by operation of law, or involving any real property currently or, to the knowledge of the Company, formerly owned, operated or leased by or for the Company or any of its Subsidiaries, (vi) neither the Company nor any of its Subsidiaries is a party to any order, judgment or decree that imposes any obligations under any Environmental Law, (vii) to the knowledge of the Company, there has been no exposure of any person to any Hazardous Substances as a result of or in connection with the operations and businesses of any of the Company or its Subsidiaries that could reasonably be expected to form the basis for a claim for damages or compensation, and (viii) neither the Company nor any of its Subsidiaries is a party to any agreement that limits the liability under Environmental Laws of any third party responsible for operation of any wells in which the Company or any of its Subsidiaries has an interest.

          (b)   As used in this Agreement:

              (i)  the term "Company Environmental Claim" means any claim, demand, suit, action, cause of action, proceeding, investigation or notice to the Company or any of its Subsidiaries by any Person alleging any potential liability (including potential liability for investigatory costs, cleanup costs, governmental response costs, natural resource damages, personal injuries, or penalties) arising out of, based on, or resulting from (A) the presence, or Release into the environment, of any Hazardous Substance (as hereinafter defined) at any location, whether or not owned, leased, operated or used by the Company or its Subsidiaries, or (B) circumstances forming the basis of any violation, or alleged violation, of any applicable Environmental Law;

             (ii)  the term "Environmental Laws" means all Laws, including common law, relating to pollution, cleanup, restoration or protection of the environment (including ambient air, surface water, groundwater, land surface or subsurface strata and natural resources) or to the protection of flora or fauna or their habitat or to health or safety (including worker health and safety), including Laws relating to emissions, discharges, Releases or threatened Releases, or otherwise relating to the manufacture, generation, processing, distribution, use, sale, treatment, receipt, storage, disposal, transport or handling of Hazardous Substances;

            (iii)  the term "Hazardous Substance" means (A) chemicals, pollutants, contaminants, wastes, toxic and hazardous substances, and oil and petroleum products, (B) asbestos, polychlorinated biphenyls, petroleum or petroleum-derived substances or wastes, or radon gas, (C) any substance that requires investigation, removal or remediation under any Environmental Law, or is defined, listed, regulated or identified as hazardous, toxic or otherwise actionable or dangerous under any Environmental Laws, or (D) any substance that is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic, or otherwise hazardous or harmful to human health or the environment; and

            (iv)  the term "Release" means any releasing, disposing, discharging, injecting, spilling, leaking, pumping, dumping, emitting, escaping, emptying, dispersal, leaching, migration, transporting, placing and the like of any Hazardous Substance, including into or upon, any land, soil, surface water, ground water or air, or otherwise entering into the environment.

          (c)   This Section 3.15 and Sections 3.5, 3.6, 3.7, 3.8 and 3.18 shall be the exclusive representation and warranty covering or related to liabilities or other matters related to or arising under Environmental Laws.

        3.16    Assets.

          (a)   Except for Company Oil and Gas Properties (to which subparagraph (c) of this Section 3.16 applies), the Company and its Subsidiaries (i) own, or otherwise have sufficient and legally enforceable rights to use, all of their respective properties and assets (real, personal or mixed, tangible or intangible) (the "Company Assets") and (ii) have valid title to, or in the case of leased property have valid leasehold interests in, all such Company Assets, including all such Company Assets reflected in the Company Balance Sheet or acquired since the date thereof (except as may have been disposed of since October 31, 2011 or may be disposed of after the date of this Agreement in accordance with this Agreement in either case in the ordinary course of business consistent with past practice), in each case free and clear of any Lien, except Permitted Liens or those Liens that are not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

          (b)   To the knowledge of the Company, except for the Company Oil and Gas Properties (to which subparagraph (c) of this Section 3.16 applies), the Company Assets constitute all of the assets and rights necessary to operate the businesses of the Company and its Subsidiaries in substantially the same manner that the Company and its Subsidiaries have been operating their respective businesses prior to the Closing, and all significant operating equipment of the Company and its Subsidiaries is in good operating condition in accordance with industry practice, ordinary wear and tear excepted, except as is not, individually or in the aggregate, reasonably likely to have a Company Material Adverse Effect.

          (c)   To the knowledge of the Company, the Company or its Subsidiaries have Good and Marketable Title to the Company Oil and Gas Properties.

          (d)   The Company and its Subsidiaries either own or have valid licenses or other rights to use all databases, geological data, geophysical data, engineering data, seismic data, maps, interpretations and other technical information used in their businesses as presently conducted, subject to the limitations contained in the agreements governing the use of the same, which limitations are customary for companies engaged in the business of the exploration and production of Hydrocarbons with such exceptions as individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect.

        3.17    Overriding Royalty Interests.

        Neither the Company nor any of its Subsidiaries has granted any overriding royalty interest (or similar instrument) that remains outstanding in respect of property of the Company or its Subsidiaries relating to any Hydrocarbon Interest on which there were no producing wells as of the time of grant of such interest (or similar instrument).

        3.18    Insurance.

        Section 3.18 of the Company Disclosure Letter contains a complete and correct list and summary description of all insurance policies maintained by or on behalf of any of the Company and its Subsidiaries as of the date of this Agreement. Such policies are, and at the Closing policies or replacement policies having substantially similar coverages will be, in full force and effect, and all premiums due thereon have been or will be paid. The Company and its Subsidiaries have complied in all material respects with the terms and provisions of such policies. The insurance coverage provided by such policies is suitable for the business and operations of the Company and its Subsidiaries. With respect to any material insurance claim submitted by the Company or any of its Subsidiaries since January 1, 2011, neither the Company nor any of its Subsidiaries has received any refusal of coverage, reservation of rights or other notice that the issuer of the applicable insurance policy or policies is not willing or able to perform its obligations thereunder.

        3.19    Labor Matters.

          (a)   Section 3.19(a) of the Company Disclosure Letter contains a list of all of the (i) employees of the Company or any of its Subsidiaries, specifying their location, function, current annual base salary or hourly wage, bonus and incentive compensation awarded in 2011, and years of service and (ii) independent contractors of the Company or any of its Subsidiaries, specifying their location, function and term.

          (b)   Neither the Company nor any of its Subsidiaries is party to, nor bound by, any labor agreement, collective bargaining agreement, work rules or practices, or any other labor-related agreements or arrangements with any labor union, trade union or labor organization (collectively, a "Collective Bargaining Agreement"); there are no Collective Bargaining Agreements that pertain to any of the employees of the Company or any of its Subsidiaries; and no employees of the Company or any of its Subsidiaries are represented by any labor union, trade union or labor organization with respect to their employment with the Company or any of its Subsidiaries.

          (c)   No labor union, trade union, labor organization or group of employees of the Company or any of its Subsidiaries has made a pending demand for recognition or certification, and there are no representation or certification proceedings or petitions seeking a representation proceeding presently pending or threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority. The Company and its Subsidiaries have no knowledge of any organizing activities with respect to any employees of the Company or any of its Subsidiaries.

          (d)   Since January 1, 2010, (i) there has been no actual, or to the knowledge of the Company, threatened material arbitrations, material grievances, labor disputes, strikes, lockouts, slowdowns or work stoppages against or affecting the Company or any of its Subsidiaries and (ii) neither of the Company or any of its Subsidiaries, nor any of their respective employees, agents or representatives, has committed any material unfair labor practice as defined in the National Labor Relations Act.

          (e)   Neither the Company nor any of its Subsidiaries: (i) is in material violation of any Law pertaining to labor, employment or employment practices including, but not limited to, all Laws regarding health and safety, wages and hours, labor relations, employment discrimination, disability rights or benefits, equal opportunity, immigration, plant closures and layoffs, affirmative action, employee leave issues, unemployment insurance and workers' compensation, or (ii) is, or has been since January 1, 2010, a party to any Litigation, audit, hearing, complaint or charge alleging a violation of any Law pertaining to labor, employment or employment practices, nor, to the knowledge of the Company, is any such Litigation, audit, hearing, complaint or charge pending or threatened.

          (f)    The Company and its Subsidiaries: (i) have taken reasonable steps to properly classify and treat all of their workers as independent contractors or employees, (ii) have taken reasonable steps to properly classify and treat all of their employees as "exempt" or "nonexempt" from overtime requirements under applicable Law, (iii) are not delinquent in any payments to, or on behalf of, any current or former independent contractors or employees for any services or amounts required to be reimbursed or otherwise paid, (iv) have withheld and reported all material amounts required by Law or by agreement to be withheld and reported with respect to wages, salaries and other payments to any current or former independent contractors or employees; and (v) are not liable for any payment to any trust or other fund governed by or maintained by or on behalf of any Governmental Entity with respect to unemployment compensation benefits, social security or other benefits or obligations for any current or former independent contractors or employees (other than routine payments to be made in the normal course of business and consistent with past practice). Neither the Company nor any of its Subsidiaries has direct or indirect material liability as a result of any misclassification of any Person as an independent contractor rather than as an employee.

          (g)   No employee of the Company or any of its Subsidiaries is in any respect in violation of any term of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, fiduciary duty, non-competition agreement, restrictive covenant or other obligation: (i) to the Company or any of its Subsidiaries or (ii) to a former employer of any such employee relating (A) to the right of any such employee to be employed by the Company or any of its Subsidiaries or (B) to the knowledge or use of trade secrets or proprietary information.

          (h)   The Company and its Subsidiaries are and have been in compliance with all notice and other requirements under the Worker Adjustment Retraining and Notification Act (the "WARN Act"). In the 18 months prior to the date hereof, neither the Company nor any of its Subsidiaries has (i) effectuated a "plant closing" (as defined in the WARN Act), (ii) effectuated a "mass layoff" (as defined in the WARN Act), or (iii) undertaken any other similar action requiring notice.

          (i)    To the knowledge of the Company, no employee of the Company or any of its Subsidiaries has provided or is providing information to any law enforcement agency regarding the commission or possible commission of any crime or the violation or possible violation of any applicable Law, in each case relating to the Company or any of its Subsidiaries. To the knowledge of the Company, neither the Company nor any of its Subsidiaries nor any officer, employee, contractor, subcontractor or agent of the Company or any such Subsidiary has discharged, demoted, suspended, threatened, harassed or in any other manner discriminated against an employee of the Company or any of its Subsidiaries in the terms and conditions of employment because of any act of such employee described in 18 U.S.C. Section 1514A(a).

        3.20    Affiliate Transactions.

        Section 3.20 of the Company Disclosure Letter contains a complete and correct list of all agreements, contracts, transfers of assets or liabilities or other commitments or transactions, whether or not entered into in the ordinary course of business, to or by which the Company or any of its Subsidiaries, on the one hand, and any of their respective officers or directors (or any of their respective affiliates, other than the Company or any of its direct or indirect wholly owned Subsidiaries) on the other hand, are or have been a party or otherwise bound or affected, and that (a) are currently pending, in effect or have been in effect during the past 12 months, and (b) involve continuing liabilities and obligations that, individually or in the aggregate, have been, are or will be material to the Company and its Subsidiaries taken as a whole.

        3.21    Derivative Transactions.

          (a)   Section 3.21(a) of the Company Disclosure Letter contains a complete and correct list of all Derivative Transactions entered into by the Company or any of its Subsidiaries or for the account of any of its customers as of the date of this Agreement, the material terms thereof (including the type, term, effective date, termination date and notional amounts or volumes), the net mark to market value thereof, all credit support agreements relating thereto (including any margin required or supplied) and the counterparty to each such agreement. All such Derivative Transactions were, and any Derivative Transactions entered into after the date of this Agreement will be, entered into in accordance with applicable Laws, and in accordance with the investment, securities, commodities, risk management and other policies, practices and procedures employed by the Company and its Subsidiaries, and were, and will be, entered into with counterparties believed at the time to be financially responsible and able to understand (either alone or in consultation with their advisers) and to bear the risks of such Derivative Transactions. The Company and each of its Subsidiaries have, and will have, duly performed in all material respects all of their respective obligations under the Derivative Transactions to the extent that such obligations to perform have accrued, and, to the knowledge of the Company, there are and will be no material breaches, violations, collateral deficiencies, requests for collateral or demands for payment (except for ordinary course margin deposit requests) or defaults or allegations or assertions of such by any party thereunder.

          (b)   For purposes of this Agreement, the term "Derivative Transaction" means any swap transaction, option, warrant, forward purchase or sale transaction, futures transaction, cap transaction, floor transaction or collar transaction relating to one or more currencies, commodities, bonds, equity securities, loans, interest rates, catastrophe events, weather-related events, credit-related events or conditions or any indexes, or any other similar transaction (including any option with respect to any of these transactions) or combination of any of these transactions, including collateralized mortgage obligations or other similar instruments or any debt or equity instruments evidencing or embedding any such types of transactions, and any related credit support, collateral or other similar arrangements related to such transactions.

        3.22    Reserve Reports.

        The Company has delivered or made available to Parent true and correct copies of all reports requested or commissioned by the Company or its Subsidiaries and delivered to the Company or its Subsidiaries in writing estimating the Company's and its Subsidiaries' proved oil and gas reserves prepared by any unaffiliated Person, including those prepared by the engineering firms LaRoche Petroleum Consultants, Ltd. and Netherland, Sewell & Associates, Inc. (each, a "Report Preparer"), concerning the Company Oil and Gas Properties as of October 31, 2011 (the "Company Reserve Reports"). Except as, individually or in the aggregate, would not be reasonably likely to have a Company Material Adverse Effect, taken as a whole, the factual, non-interpretative data provided by the Company to each Report Preparer in connection with the preparation of the Company Reserve

Reports that was material to such Report Preparer's estimates of the oil and gas reserves set forth in the Company Reserve Reports was, as of the time provided (or as modified or amended prior to the issuance of the Company Reserve Reports), accurate, and the Company has no knowledge of any material errors in the assumptions and estimates provided by the Company to any Report Preparer in connection with their preparation of the Company Reserve Reports. The Company's internal proved reserve estimates for the year ended October 31, 2011, were not, taken as a whole, materially lower than the estimates contained in the Company Reserve Reports. Except for changes generally affecting the oil and gas exploration, development and production industry (including changes in commodity prices) and normal depletion by production, there has been no change in respect of the matters addressed in the Company Reserve Reports that has had or would, in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

        3.23    Investment Company.

        Neither the Company nor any of its Subsidiaries is an "investment company," a company "controlled" by an "investment company," or an "investment adviser" within the meaning of the Investment Company Act of 1940, as amended, or the Investment Advisers Act of 1940, as amended.

        3.24    Required Votes.

          (a)   The affirmative vote of a majority of the outstanding Shares entitled to vote on this Agreement and the Merger is the only vote of the holders of securities of the Company which is required to approve this Agreement and the Merger (the "Company Required Vote"), (b) the action of the Company Board in approving this Agreement is sufficient to render inapplicable to this Agreement and the transactions contemplated hereby the restrictions on "business combinations" (as defined in Section 203 of the DGCL) as set forth in Section 203 of the DGCL and (c) no other Takeover Laws are applicable to the Merger, this Agreement, or any of the transactions contemplated hereby. As used in this Agreement, "Takeover Laws" shall mean any "moratorium," "control share acquisition," "fair price," "supermajority," "affiliate transactions," or "business combination statute or regulation" or other similar state antitakeover Laws and regulations.

        3.25    Rights Plan.

        The Company has taken all action necessary (a) to render the Rights Agreement, dated as of April 9, 2009 (the "Company Rights Agreement"), between the Company and Computershare Trust Company, N.A., as rights agent, inapplicable to the Merger, this Agreement and the transactions contemplated hereby or thereby, (b) to ensure that (i) neither Parent, Merger Sub nor any of their affiliates will become an "Acquiring Person" (as such term is defined in the Company Rights Agreement) by reason of the approval, execution, announcement or consummation of this Agreement or the transactions contemplated hereby, including the Merger, and (ii) neither a "Share Acquisition Date" nor a "Distribution Date" (each as defined in the Company Rights Agreement) shall occur, in each case, by reason of the approval, execution, announcement or consummation of this Agreement or the transactions contemplated hereby, including the Merger, and (c) to cause the Company Rights Agreement to terminate at the Effective Time without payment of any consideration to any holder of the Company Rights.

        3.26    Brokers.

        Except for Northland Capital Financial Services, LLC ("Northland Capital") and Houlihan Lokey Financial Advisors, Inc. ("Houlihan Lokey"), no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Company or any of its Subsidiaries, that is or will be payable by the Company or any of its Subsidiaries. The Company is solely responsible for the fees and expenses of Northland Capital and Houlihan Lokey as and to the extent set forth in the engagement letters dated as of May 1, 2012 and May 3, 2012, respectively. The Company has previously delivered to Parent a true and correct copy of such engagement letters.

        3.27    Recommendation of Company Board; Opinion of Financial Advisor.

          (a)   The Company Board, at a meeting duly called and held, duly adopted resolutions (i) determining that this Agreement and the transactions contemplated hereby are advisable and are fair to, and in the best interests of, the stockholders of the Company, (ii) approving this Agreement and transactions contemplated hereby, (iii) recommending approval and adoption of this Agreement and the Merger and the other transactions contemplated hereby by the stockholders of the Company (the resolutions described in the foregoing clauses (i) through (iii), the "Company Recommendation") and (iv) directing that the adoption of this Agreement and the approval of the Merger and the other transactions contemplated hereby be submitted to the Company's stockholders for consideration in accordance with this Agreement, which resolutions, as of the date of this Agreement, have not been subsequently rescinded, modified or withdrawn in any way.

          (b)   The Company has received opinions of each of Northland Capital and Houlihan Lokey to the effect that, as of the date of such opinions, and based upon and subject to the assumptions made, matters considered and qualifications and limitations set forth in such opinions, the Merger Consideration to be received by the holders of shares of Company Common Stock (other than any parties to the Voting Agreement) in the Merger is fair, from a financial point of view, to such holders. The Company has previously delivered to Parent the most recent drafts of such opinions in its possession for informational purposes only, and, following execution and delivery of this Agreement, the Company will promptly deliver to Parent true and complete copies of such opinions for informational purposes only, it being understood that neither Parent nor Merger Sub shall have the right to rely upon either of such opinions. The Company has received the approval of Northland Capital and Houlihan Lokey to permit the inclusion of a copy of their respective written opinions in their entirety in the Proxy Statement, subject to each of Northland Capital's and Houlihan Lokey's prior review and written approval of the content and context of such inclusion and the descriptions of any references to such firms in the Proxy Statement.

        3.28    Maintenance of Properties.

        Except for such acts or failures to act which, in the aggregate, have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect, to the knowledge of the Company, the Company Oil and Gas Properties (and properties unitized therewith) of the Company and its Subsidiaries have been maintained, operated and developed in a good and workmanlike manner and in conformity with all requirements of applicable Law and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Interests and the Company Oil and Gas Contracts. Specifically in connection with the foregoing, except as individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect, to the knowledge of the Company, (a) no Company Oil and Gas Property of the Company or its Subsidiaries is subject to having allowable production reduced below the full and regular allowable production (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) and (b) all of the wells comprising a part of the Company Oil and Gas Properties (or properties unitized therewith) of the Company or its Subsidiaries are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Company Oil and Gas Properties (or in the case of wells located on properties unitized therewith, such unitized properties) of the Company and its Subsidiaries. To the knowledge of Company, all pipelines, wells, gas processing plants, platforms and other material improvements, fixtures and equipment owned in whole or in part by the Company and its Subsidiaries that are necessary to conduct normal operations are being maintained in a state adequate to conduct normal operations, and with respect to such of the foregoing that are operated by the Company and its Subsidiaries, in a manner consistent with the Company and its Subsidiaries' past practices (other than those the failure of which to maintain in accordance with this Section 3.28 individually or in the aggregate has not had, and would not be reasonably expected to have or result in, a Company Material Adverse Effect).

        3.29    Gas Imbalances, Payout Balances.

          (a)   Except for such acts or failures to act which, in the aggregate, have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect, to the knowledge of Company, (i) there are no material aggregate production, pipeline transportation or processing imbalances or penalties existing with respect to the Company or any of its Subsidiaries, or their respective Company Oil and Gas Properties, (ii) the Company and its Subsidiaries have not received a deficiency payment under any gas contracts for which any party has a right to take deficiency gas from the Company or any of its Subsidiaries, (iii) nor has the Company or any of its Subsidiaries received any payments for production which are subject to refund or recoupment out of future production.

          (b)   Except for such acts or failures to act which, in the aggregate, have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect, to the knowledge of the Company, the Company Payout Balance for each well owned by the Company and its Subsidiaries is properly reflected in all material respects on Section 3.29(b) of the Company Disclosure Letter as of the respective dates shown thereon. Except for such acts or failures to act as individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect, to the knowledge of the Company, based on information given to the Company by third party operators for all wells not operated by the Company or its Subsidiaries, the Company Payout Balance for any such third party operated well in which the Company or any of its Subsidiaries owns an interest is properly reflected in all material respects on Section 3.29(b) of the Company Disclosure Letter as of the respective dates shown thereon. "Company Payout Balance" means the status, as of a particular date, of the recovery by the Company or any of its Subsidiaries, or a third party of a cost amount specified in the contract relating to a well out of the revenue from such well where the Net Revenue Interest of the Company and its Subsidiaries therein will be reduced when such amount has been recovered.

        3.30    Marketing of Production.

        None of the Company or its Subsidiaries is a party to any material agreements that are not cancelable on 120 days' notice or less without penalty or detriment for the sale of production from the Company's and its Subsidiaries' Hydrocarbons (including calls on or other rights to purchase, production, whether or not the same are currently being exercised) that (a) pertain to the sale of production at a fixed price and (b) have a maturity or expiry date of longer than six months from the date hereof.

        3.31    Oil and Gas Operations.

          (a)   To the knowledge of the Company, the wells operated by the Company or any of its Subsidiaries have been drilled and (if completed) completed, operated and produced in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases, pooling and unit agreements, and applicable Laws, and to the knowledge of the Company, the non-operated wells in which the Company or any of its Subsidiaries have an interest have been drilled and (if completed) completed, operated and produced in accordance with generally accepted oil and gas field practices and in compliance in all material respects with applicable oil and gas leases, pooling and unit agreements, and applicable Laws.

          (b)   To the knowledge of the Company, there are no wells operated by Company or its Subsidiaries, or non-operated wells in which the Company or any of its Subsidiaries has any interest with respect to which the Company, any of its Subsidiaries, or the operator thereof is currently obligated by Law or contract to plug and abandon.

          (c)   To the knowledge of the Company, there are no wells in which the Company or any of its Subsidiaries has an interest that are subject to exceptions to a requirement to plug and abandon issued by a regulatory authority having jurisdiction over the applicable lease.

          (d)   To the knowledge of the Company, there are no wells in which the Company or any of its Subsidiaries has an interest that have been plugged and abandoned but have not been plugged in accordance, in all material respects, with all applicable requirements of each regulatory authority having jurisdiction over such wells.

          (e)   With respect to the oil, gas and other mineral leases, unit agreements, pooling agreements, communitization agreements and other documents creating interests comprising the Company Oil and Gas Properties: (i) the Company and its Subsidiaries have fulfilled all requirements in all material respects for filings, certificates, disclosures of parties in interest, and other similar matters contained in such leases or other documents (or otherwise applicable thereto by Law) and is fully qualified to own and hold all such leases and other interests; and (ii) such leases and other interests are in full force and effect.

          (f)    To the knowledge of the Company, proceeds from the sale of Hydrocarbons produced from the Company Oil and Gas Properties are being received by the Company and its Subsidiaries in a timely manner and are not being held in suspense for any reason.

          (g)   Except for such acts or failures to act as individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect, to the knowledge of the Company, the transactions contemplated hereby will not create in any Person any call upon, option to purchase, preferential right to purchase or similar rights with respect to the Company Oil and Gas Properties or to the production therefrom.

        3.32    Additional Drilling Obligations.

        Except for such acts or failures to act as individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Company Material Adverse Effect and other than in the ordinary course of business, to the knowledge of the Company, the Company and its Subsidiaries have no obligation to drill additional wells, conduct other material development operations, or fund or finance any such drilling or other development operations in order to earn or continue to hold any portion of the Company Oil and Gas Properties other than as required by the terms of the Company Oil and Gas Contracts, and the Company and its Subsidiaries have not been advised in writing by a lessor under any lease affecting any of the Company Oil and Gas Properties of any requirements or demands to drill additional wells or conduct additional development operations.

        3.33    No Other Representations or Warranties.

        Except for the representations and warranties contained in this Article III, neither the Company nor any other Person makes any other express or implied representation or warranty on behalf of the Company or any of its affiliates in connection with this Agreement or the transactions contemplated hereby.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF PARENT AND THE MERGER SUB

        Except as set forth in, other than with respect to Sections 4.1 and 4.2, the Parent SEC Documents filed on or after December 31, 2011 and prior to the date of this Agreement (excluding any disclosures set forth in any risk factor section, any disclosures in any section relating to forward looking statements and any other disclosures included therein that are predictive, cautionary or forward-looking in nature), to the extent a matter is disclosed in such Parent SEC Document in such a way as to make its relevance to the applicable representation or warranty reasonably apparent, Parent and Merger Sub, jointly and severally, hereby represent and warrant to the Company as follows:

        4.1    Organization.

          (a)   Parent, Merger Sub and each of their respective Subsidiaries is a corporation or other entity duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation or organization, and has all requisite corporate or other power and authority to own, lease, use and operate its properties and to carry on its business as it is now being conducted.

          (b)   Parent, Merger Sub and each of their respective Subsidiaries is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction in which such qualification or licensing is required, except such jurisdictions where the failure to be so qualified, licensed or in good standing, individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Parent Material Adverse Effect.

        4.2    Authorization; Validity of Agreement.

        Each of Parent and Merger Sub has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the transactions contemplated hereby have been duly authorized by the Parent Board and the sole stockholder of Merger Sub. No other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the execution, delivery and performance of this Agreement by Parent and Merger Sub and the consummation of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due authorization, execution and delivery of this Agreement by the Company, is a valid and binding obligation of each of Parent and Merger Sub enforceable against it in accordance with its terms, except that such enforcement may be subject to or limited by (i) bankruptcy, insolvency or other similar Laws, now or hereafter in effect, affecting creditors' rights generally, and (ii) the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding at Law or in equity).

        4.3    No Violations; Consents and Approvals.

          (a)   Neither the execution, delivery and performance of this Agreement by Parent and Merger Sub nor the consummation by Parent and Merger Sub of the Merger or any other transactions contemplated hereby will (i) violate any provision of the certificate of incorporation or the bylaws of Parent or the certificate of incorporation, bylaws or similar governing documents of Merger Sub or any of Parent's other Subsidiaries, (ii) violate, conflict with, result in a breach of any provision of or the loss of any benefit under, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, result in the termination of or a right of termination, cancellation or amendment under, accelerate the performance required by, or result in the creation of any Lien upon any of the respective properties or assets of Parent or Merger Sub or any of Parent's other Subsidiaries under, or result in the acceleration or trigger of any payment, time of payment, vesting or increase in the amount of any compensation or benefit payable pursuant to, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee or other evidence of indebtedness, lease, license, contract, agreement, plan or other legally binding instrument or obligation to which Parent or Merger Sub or any of Parent's other Subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or affected or (iii) assuming that the consents and approvals referred to in Section 4.3(b) are duly obtained, conflict with or violate any Laws applicable to Parent or Merger Sub, any of Parent's other Subsidiaries or any of their respective properties or assets; except in the case of clause (ii) and clause (iii) for such conflicts, violations, breaches, defaults or Liens which individually or in the aggregate have not had, and would not be reasonably likely to have or result in, a Parent Material Adverse Effect.

          (b)   No filing or registration with, declaration or notification to, or order, authorization, consent or approval of, any Governmental Entity or any other Person is required in connection with the execution, delivery and performance of this Agreement by Parent and Merger Sub or the consummation by Parent and Merger Sub of the Merger or any other transactions contemplated hereby, except for (i) the filing with the SEC of the Proxy Statement in definitive form relating to the meeting of the Company's stockholders to be held in connection with this Agreement and the transactions contemplated hereby, (ii) the filing of the Certificate of Merger with the Secretary of State, and (iii) such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings the failure of which to be obtained or made, individually or in the aggregate, has not had, and would not be reasonably likely to have or result in, a Parent Material Adverse Effect.

        4.4    Proxy Statement.

        None of the information supplied or to be supplied by Parent or its respective Subsidiaries for inclusion or incorporation by reference in the Proxy Statement (and any amendment thereof or supplement thereto) at the date mailed to the stockholders of the Company and at the time of the Special Meeting and at the Effective Time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        4.5    Interim Operations of Merger Sub.

        Merger Sub was formed solely for the purpose of engaging in the transactions contemplated hereby and has engaged in no business other than in connection with entering into this Agreement and engaging in the transactions contemplated hereby.

        4.6    Availability of Funds.

        On the Closing Date, Parent will have sufficient funds to pay (a) the aggregate Merger Consideration in accordance with Article II hereof and to consummate the transactions contemplated hereby, including the Merger and (b) all fees and expenses required to be paid by Parent and Merger Sub in connection with the transactions contemplated hereby, including the Merger.

        4.7    Brokers.

        Except for Goldman, Sachs & Co., no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Parent or any of its Subsidiaries, that is or will be payable by Parent or any of its Subsidiaries. Parent is solely responsible for the fees and expenses of Goldman, Sachs & Co.

        4.8    No Other Representations or Warranties.

        Except for the representations and warranties contained in this Article IV, neither Parent, Merger Sub nor any other Person makes any other express or implied representation or warranty on behalf of

Parent, Merger Sub or any of their respective affiliates in connection with this Agreement or the transactions contemplated hereby.

ARTICLE V

COVENANTS

        5.1    Interim Operations of the Company.

        The Company covenants and agrees as to itself and its Subsidiaries that during the period from the date of this Agreement until the Effective Time or the date, if any, on which this Agreement is earlier terminated pursuant to Section 7.1, except as (i) expressly contemplated or permitted by this Agreement, (ii) set forth in Section 5.1 of the Company Disclosure Letter, (iii) required by applicable Law, or (iv) agreed to in writing by Parent, after the date of this Agreement and prior to the Effective Time:

          (a)   the business of the Company and its Subsidiaries shall be conducted only in the ordinary course consistent with past practice, and the Company shall use its reasonable best efforts to preserve intact its business organization and goodwill and the business organization and goodwill of its Subsidiaries and keep available the services of their current officers and employees and preserve and maintain existing material relations with customers, suppliers, officers, employees, creditors and Governmental Entities;

          (b)   the Company shall not, nor shall it permit any of its Subsidiaries to:

              (i)  (A) enter into any new line of business, or (B) except as required on an emergency basis, incur or commit to any capital expenditures, or any obligations or liabilities in connection with any capital expenditures, other than (1) in the ordinary course of business, not to exceed $500,000 in the aggregate, or (2) capital expenditures and obligations or liabilities incurred or committed to in an amount not materially greater in the aggregate than, and during the same time period set forth in, the Company's capital budget set forth in Section 5.1(b) of the Company Disclosure Letter;

             (ii)  amend its or any of its Subsidiaries' certificate of incorporation or bylaws or similar organizational documents, except as contemplated by the transactions contemplated hereby;

            (iii)  except for (A) any distributions between wholly-owned Subsidiaries of the Company and (B) distributions to the Company from its Subsidiaries, declare, set aside or pay any distributions in respect of its equity securities, or split, combine or reclassify any of its equity securities or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for any of its equity securities;

            (iv)  (A) adjust, split, combine or reclassify any capital stock or issue, grant, sell, transfer, pledge, dispose of or encumber any shares of, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of Company Common Stock or capital stock or other equity interest of any class or of any other such securities or agreements of the Company or any of its Subsidiaries, other than issuances of shares of Company Common Stock pursuant to Company Options existing at the date of this Agreement and disclosed to Parent in Section 3.2(c) of the Company Disclosure Letter; or (B) except as provided in Section 2.3, redeem, purchase or otherwise acquire directly or indirectly any of its capital stock (including any Company Common Stock) or any other securities or agreements of the type described in clause (A) of this Section 5.1(b)(iv);

             (v)  (A) except for increases in the ordinary course of business consistent with past practice with respect to non-officer employees, grant any increase in the compensation or benefits payable or to become payable by the Company or any of its Subsidiaries to any current or former officer, employee or director; (B) adopt, enter into, amend or otherwise increase, or accelerate the payment or vesting of the amounts, benefits or rights payable or accrued or to become payable or accrued under any bonus, commission incentive compensation, deferred compensation, severance, termination, change in control, retention, hospitalization or other medical, life, disability, insurance or other welfare, profit sharing, stock option, stock appreciation right, restricted stock or other equity based, pension, retirement or other employee compensation or benefit plan, program, agreement or arrangement, which for the avoidance of doubt, shall include any agreement with any current or former officer, employee or director; (C) except in accordance with the terms of any Company Plan disclosed to Parent in Section 3.10(a) of the Company Disclosure Letter, grant any severance, retention, change in control, termination or similar pay or benefit to any current or former officer, director or employee of the Company or any of its Subsidiaries; (D) grant any stock options, restricted stock awards or other equity-based awards other than issuances of Company Common Stock upon the exercise of Company Options existing on the date hereof in accordance with their terms in effect as of the date hereof as disclosed to Parent in the Section 3.2(c) of the Company Disclosure Letter; (E) adopt or enter into any Collective Bargaining Agreement; or (F) enter into or amend any employment agreement with any officer of the Company or any of its Subsidiaries.

            (vi)  change its methods of accounting in effect as of the date of this Agreement, except in accordance with changes in GAAP, applicable Law or regulatory guidelines as concurred to by the independent auditors of the Company;

           (vii)  acquire by merging or consolidating with (other than mergers among wholly-owned Subsidiaries of the Company), by purchasing an equity interest in (other than investments in wholly-owned Subsidiaries of the Company) or all or a material portion of the assets of, or by any other manner, any Person or other business organization, division or business of such Person or, any material assets; provided that any such acquisitions made in accordance with this Section 5.1(b)(vii) shall not exceed $500,000 in the aggregate.

          (viii)  except in the ordinary course of business consistent with past practice, sell, lease, exchange, transfer or otherwise dispose of, or agree to sell, lease, exchange, transfer or otherwise dispose of, any of the Company Assets or Company Oil and Gas Properties having a purchase price in excess of $250,000 individually and $1,000,000 in the aggregate;

            (ix)  mortgage, pledge, hypothecate, grant any security interest in, or otherwise subject to any other Lien other than Permitted Liens, any of the Company Assets or Company Oil and Gas Properties;

             (x)  (A) except as set forth in clause (B) below, pay, discharge or satisfy any material claims (including claims of equityholders), liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise) where such payment, discharge or satisfaction would require any payment or transfer, assignment or conveyance of cash, Company Assets, Company Oil and Gas Properties or otherwise, except for the payment, discharge or satisfaction of liabilities or obligations in accordance with the terms of Material Contracts as in effect on the date of this Agreement or entered into after the date of this Agreement in the ordinary course of business consistent with past practice and not in violation of this Agreement, provided, however, that nothing in this Section 5.1(b)(x) shall prohibit the Company or any of its Subsidiaries from paying, discharging or satisfying accounts payable existing on or arising after, in each case in the ordinary course of business consistent with past practice, the date of this Agreement, or (B) compromise, settle, grant any waiver or release relating to any Litigation, that would admit liability of the Company or its Subsidiaries or that would result in restrictions on the business of the Company and its Subsidiaries, other than settlements or compromises of Litigation fully covered by insurance or where the amount of such payment made or to be made, or, of such transfer, assignment, or conveyance made or to be made, of cash, Company Assets, Company Oil and Gas Properties or otherwise does not exceed $250,000 in the aggregate for all claims;

            (xi)  engage in any transaction with (except pursuant to agreements in effect at the time of this Agreement insofar as such agreements are disclosed in Section 3.20 of the Company Disclosure Letter), or enter into any agreement, arrangement, or understanding with, directly or indirectly, any of the Company's or any of its Subsidiaries' affiliates;

           (xii)  other than as required by Law, (A) make or change any express or deemed Tax election; (B) amend any Tax Return; (C) settle or compromise any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to material Taxes, other than such settlements or compromises where the amount paid or to be paid as a result of increased taxable income or decreased deductions in prior years or future years could not exceed $100,000 in the aggregate; or (D) change in any material respect any of its methods of reporting income or deductions for U.S. federal income Tax purposes from those employed in the preparation of its federal income Tax Return for the most recent taxable year for which a Tax Return has been filed;

          (xiii)  take (or omit to take) any action that would, or could reasonably be expected to, result in any of its representations and warranties set forth in this Agreement becoming untrue in a manner that would give rise to the failure of the closing conditions set forth in Section 6.3(a);

          (xiv)  adopt or enter into a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries or any agreement relating to an Acquisition Proposal, except in compliance with Section 5.3;

           (xv)  (A) incur, assume or guarantee any indebtedness for borrowed money other than indebtedness incurred in the ordinary course of business consistent with past practice that (x) is incurred pursuant to the Company Credit Agreement up to an aggregate amount of $10,000,000 or (y) constitutes short-term indebtedness and does not exceed $2,500,000 in aggregate principal amount outstanding thereunder at any time; (B) modify any material indebtedness or other liability to increase the Company's (or any of its Subsidiaries') obligations with respect thereto or to subject the Company (or any of its Subsidiaries) to yield, prepayment or other penalties thereunder; (C) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person (other than a wholly owned Subsidiary of the Company); (D) make any loans, advances or capital contributions to, or investments in, any other Person (other than to wholly owned Subsidiaries of the Company, or by such Subsidiaries to the Company, customary loans or advances to employees in accordance with past practice or short-term investments of cash in the ordinary course of business in accordance with the Company's cash management procedures); or (E) enter into a swap, futures or derivatives transaction except hedging activities in the ordinary course of business consistent with past practice and with the risk parameters described in Section 3.21;

          (xvi)  enter into any agreement, understanding or commitment that materially restrains, limits or impedes the Company's or any of its Subsidiaries' ability to compete with or conduct any business or line of business, including geographic limitations on the Company's or any of its Subsidiaries' activities;

         (xvii)  except in the ordinary course of business consistent with past practice, modify or amend in any material respect, or terminate, any Company Material Contract to which it is a party or waive in any material respect or assign any of its rights or claims, or be in default in any material respect under any such Company Material Contract;

        (xviii)  except in the ordinary course of business consistent with past practice, make any acreage or production acquisition or agree to any such acreage or production acquisition, in each case for which it is not contractually bound at the date hereof and disclosed, in excess of $1,000,000 in the aggregate;

          (xix)  enter into any joint operating agreement or other similar contract that is customary in the oil and gas business, except such contracts for which the contract area includes project areas on which the Company has disclosed to Parent, as of the date hereof, plans to explore for Hydrocarbons;

            (xx)  except in the ordinary course of business consistent with past practice, grant to or acquire from any Person, or dispose of or permit to lapse any rights to, or disclose to any Person any material Trade Secret included in, any material Intellectual Property used in or necessary to conduct the Calliope System;

          (xxi)  grant any overriding royalty interest (or similar instrument) in respect of any Hydrocarbon Interest in the Bakken formation or on which there are no producing wells holding the Hydrocarbon Interest as of the time of grant of such interest (or similar instrument);

         (xxii)  enter into an agreement, contract, commitment or arrangement to do any of the foregoing;

          (c)   the Company shall use commercially reasonable efforts to maintain its insurance policies in effect on the date of this Agreement; and

          (d)   the Company shall file on a timely basis all material notices, reports, returns and other filings required to be filed with or reported to any Governmental Entity, as well as all applications and other documents necessary to maintain, renew or extend any material Permit required by any Governmental Entity for the continuing operation of its business.

        5.2    [RESERVED].

        5.3    Solicitation; Acquisition Proposals.

          (a)   Notwithstanding any other provision of this Agreement to the contrary, during the period beginning on the date of this Agreement and continuing until 11:59 p.m. (New York City time) on July 3, 2012 (the "Go-Shop Period"), the Company and its Subsidiaries and their respective officers, directors, employees, investment bankers, attorneys, accountants, financial advisors, affiliates, agents and other representatives (the "Representatives") shall have the right, under the direction of the Company Board or any committee thereof, to: (i) initiate, solicit and encourage Acquisition Proposals (or inquiries, proposals or offers or other efforts or attempts that are reasonably expected to lead to an Acquisition Proposal), including by way of providing access to non-public information pursuant to (but only pursuant to) one or more Acceptable Confidentiality Agreements; provided, that the Company shall concurrently provide to Parent any material non-public information concerning the Company or its Subsidiaries that is provided to any Person given such access which was not previously provided to Parent or its Representatives; and (ii) engage in discussions or negotiations with respect to Acquisition Proposals or otherwise cooperate with or assist or participate in, or facilitate any such inquiries, proposals, discussions or negotiations. On the No-Shop Period Start Date, the Company shall deliver to Parent a list of all Qualified Go-Shop Bidders.

          (b)   Except as expressly permitted by Section 5.3(c) and Section 5.3(d), the Company shall, and shall cause its Subsidiaries and its Representatives to, (i) beginning at 12:01 a.m. (New York City time) on July 4, 2012 (the "No-Shop Period Start Date"), immediately cease any solicitation, facilitation, encouragement, discussions or negotiations with any Persons that may be ongoing with respect to an Acquisition Proposal and request that any such Person promptly return or destroy all confidential information concerning the Company and the Company's Subsidiaries and (ii) from the No-Shop Period Start Date until the Effective Time or, if earlier, the termination of this Agreement in accordance with Article VII, not to, directly or indirectly, (x) initiate, solicit, knowingly encourage or facilitate (including by way of furnishing information), or take any other action designed to lead to, any inquiries or the making or submission of any proposal that constitutes, or would reasonably be expected to lead to, an Acquisition Proposal or (y) participate or engage in discussions or negotiations with, or disclose any non-public information or data relating to the Company or any of its Subsidiaries or afford access to the properties, books or records of the Company or any of its Subsidiaries to any Person that has made an Acquisition Proposal or to any Person that the Company or any of its Subsidiaries or any of their Representatives believes or has reason to believe is or may be contemplating an Acquisition Proposal. Any violation of the foregoing restrictions by any of the Company's Subsidiaries or by any Representatives of the Company or any of its Subsidiaries, whether or not such Representative is so authorized and whether or not such Representative is purporting to act on behalf of the Company or any of its Subsidiaries or otherwise, shall be deemed to be a breach of this Agreement by the Company. Notwithstanding the commencement of the obligations of the Company under this Section 5.3(b), from and after the No-Shop Period Start Date through July 17, 2012 (the "Cutoff Date"), the Company may continue to engage with, and provide information as contemplated by this Agreement to, a Qualified Go-Shop Bidder that made an Acquisition Proposal on or before the No-Shop Period Start Date (and not subsequently withdrawn), including with respect to any amended or revised Acquisition Proposal submitted by such Qualified Go-Shop Bidder.

          (c)   Notwithstanding anything to the contrary in this Agreement, the Company and the Company Board may take any actions described in clause (y) of Section 5.3(b) with respect to a third party if at any time on or after the No-Shop Period Start Date and prior to obtaining the Company Required Vote (i) the Company receives an unsolicited bona fide written Acquisition Proposal from such third party, (ii) the Company Board determines in good faith that such proposal constitutes, or is reasonably likely to result in, a Superior Proposal, after receiving such advice of its financial advisors, and (iii) the Company Board determines in good faith, after consultation with its outside counsel, that the failure to participate in such negotiations or discussions or to furnish such information or data to such third party would be reasonably expected to result in a breach of the Company Board's fiduciary duties under applicable Law, provided that the Company shall not deliver any information to such third party without entering into a confidentiality agreement on terms no less favorable to the Company than the Company Confidentiality Agreement (provided that such confidentiality agreement need not contain any "standstill" or similar provision that would prohibit such Party from making any Acquisition Proposal) and containing additional provisions that expressly permit the Company to comply with the terms of this Section 5.3 (an "Acceptable Confidentiality Agreement"). Nothing contained in this Section 5.3 shall prohibit the Company or the Company Board from taking and disclosing to the Company's stockholders a position with respect to an Acquisition Proposal pursuant to Rule 14d-9 and 14e-2(a) promulgated under the Exchange Act or from making any similar disclosure, in either case to the extent required by applicable Law. Notwithstanding the foregoing, the Company shall have the right (i) to waive the provisions of any Acceptable Confidentiality Agreement to permit a Qualified Go-Shop Bidder to make an Acquisition Proposal on a non-public basis to the Company and the Company Board, (ii) to continue to engage in the activities described in Section 5.3(a)

  following the No-Shop Period Start Date with any Qualified Go-Shop Bidder until 11:59 p.m. (New York City time) on the Cutoff Date, and (iii) to engage in the activities described in Section 5.3(c) with respect to any Person, including a Person that was previously a Qualified Go-Shop Bidder, subject to the terms and conditions set forth in this Section 5.3(c).

          (d)   Except as otherwise provided in Section 5.3(e) or Section 5.3(f), beginning as of the date of this Agreement, neither the Company Board nor any committee thereof shall directly or indirectly (i) (A) withdraw (or amend or modify in a manner adverse to Parent or Merger Sub), or publicly propose to withdraw (or amend or modify in a manner adverse to Parent or Merger Sub), the Company Recommendation, or (B) recommend, adopt or approve, or propose publicly to recommend, adopt or approve, any Acquisition Proposal (any action described in this clause (i) being referred to as an "Adverse Recommendation Change") or (ii) approve or recommend, or publicly propose to approve or recommend, or allow the Company or any of its Subsidiaries to execute or enter into, any agreement, including any letter of intent, memorandum of understanding, agreement in principle, merger agreement, acquisition agreement, option agreement, joint venture agreement, partnership agreement or other similar agreement, arrangement or understanding, (A) constituting or related to, or that is intended to or could reasonably be expected to lead to, any Acquisition Proposal (other than an Acceptable Confidentiality Agreement permitted pursuant to Section 5.3(a) or (c)) (each an "Acquisition Agreement") or (B) requiring it to abandon, terminate or fail to consummate the Merger or any other transaction contemplated hereby.

          (e)   Notwithstanding Section 5.3(d), at any time prior to obtaining the Company Required Vote, and subject to the Company's material compliance at all times with the provisions of this Section 5.3 and Section 5.6, with respect to a Superior Proposal the Company Board may make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 7.1(d) if, and only after, the Company Board (x) provides written notice to Parent (a "Notice of Superior Proposal") advising Parent that the Company Board or a committee thereof has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal, and identifying the Person or group making such Superior Proposal, and (y) determines in good faith, (1) after receipt of advice from its financial advisors that any alternative transaction (including any modifications to the terms of this Agreement) proposed by Parent is not at least as favorable to the Company and its stockholders from a financial point of view (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and identity of the offeror and the financial capacity of the offeror to consummate the transaction) as the Superior Proposal, and (2) after receipt of advice from its outside counsel that its failure to do so would be reasonably expected to result in a breach of its fiduciary duties under Laws applicable to the Company; provided, however, that (I) neither the Company Board nor any committee thereof may make an Adverse Recommendation Change or terminate this Agreement pursuant to Section 7.1(d) until the fourth Business Day after receipt of a Notice of Superior Proposal by Parent, (II) any change in the financial or other material terms of a Superior Proposal shall require a new Notice of Superior Proposal and a new four Business Day period under this Section 5.3(e), and (III) during any such four Business Day period, if requested by Parent, the Company shall negotiate in good faith with respect to any changes or modifications to this Agreement which would allow the Company Board not to make such Adverse Recommendation Change or terminate this Agreement pursuant to Section 7.1(d) consistent with its fiduciary duties.

          (f)    Notwithstanding Section 5.3(d), at any time prior to obtaining the Company Required Vote, and subject to the Company's material compliance at all times with the provisions of this Section 5.3 and Section 5.6, solely in response to an Intervening Event, the Company Board may make an Adverse Recommendation Change described in clause (A) of the definition thereof if the Company Board (i) determines in good faith, after consultation with its outside legal counsel and any other advisor it chooses to consult, that the failure to make such Adverse Recommendation Change would be reasonably expected to result in a breach of its fiduciary duties under applicable Law, and (ii) provides written notice to Parent (a "Company Notice of Change") advising Parent that the Company Board is contemplating making an Adverse Recommendation Change under this Section 5.3(f) and specifying the material facts and information constituting the basis for such contemplated determination; provided, however, that (x) the Company Board may not make such an Adverse Recommendation Change until the fourth Business Day after receipt by Parent of the Company Notice of Change and (y) during such four Business Day period, if requested by Parent, the Company shall negotiate in good faith with respect to any changes or modifications to this Agreement which would allow the Company Board not to make such Adverse Recommendation Change consistent with its fiduciary duties. "Intervening Event" means any material event, development, circumstance, occurrence or change in circumstances or facts (including any change in probability or magnitude of circumstances) not related to an Acquisition Proposal that was not known or reasonably foreseeable to the Company Board on the date hereof (or if known, the magnitude or material consequences of which were not known or reasonably foreseeable to or understood by the Company Board as of the date hereof).

          (g)   The Company agrees that in addition to the obligations of the Company set forth in paragraphs (a) through (d) of this Section 5.3, as promptly as practicable after receipt thereof (but in no event later than 48 hours after the Company's receipt thereof), the Company shall advise Parent in writing of any request for information (other than a request for information in the ordinary course of business and unrelated to an Acquisition Proposal) or any Acquisition Proposal received from any Person, or any inquiry, discussions or negotiations with respect to any Acquisition Proposal, and the terms and conditions of such request, Acquisition Proposal, inquiry, discussions or negotiations, and the Company shall promptly provide to Parent copies of any written materials received by the Company in connection with any of the foregoing, and the identity of the Person or group making any such request, Acquisition Proposal or inquiry or with whom any discussions or negotiations are taking place. The Company agrees that it shall simultaneously provide to Parent any information concerning the Company or any of its Subsidiaries provided to any other Person or group in connection with any Acquisition Proposal which was not previously provided to Parent. The Company shall keep Parent promptly informed of the status of any Acquisition Proposals (including the identity of the Persons and price involved and any changes to any material terms and conditions thereof). Notwithstanding the foregoing but subject to the immediately preceding sentence, prior to the No-Shop Period Start Date, the only obligations of the Company under this Section 5.3(g) shall be (i) to advise Parent in writing of any Acquisition Proposal received from any Person, including the identity of such Person and the price involved, (ii) to provide to Parent copies of any materials received in connection therewith, (iii) to advise Parent in writing of any material developments in connection therewith, including any changes to any material terms or conditions thereof and (iv) the immediately following sentence. Notwithstanding anything to the contrary in this Agreement, at the request of any Person that is subject to any existing "standstill" or similar obligation to the Company or its Subsidiaries, the Company Board shall be permitted, to the extent it determines in good faith, after consultation with outside legal counsel, that failure to take such action would reasonably be expected to result in a breach of its fiduciary duties under Laws applicable to the Company, to modify, waive, amend or affirmatively release any such existing standstill obligations owed by any such Person to the Company and its Subsidiaries, solely to permit any such Person to submit an Acquisition Proposal to the Company Board.

          (h)   For purposes of this Agreement, "Acquisition Transaction" shall mean any transaction or series of transactions involving the (i) direct or indirect acquisition or purchase of a business or assets that (in the aggregate) constitutes 20% or more of the net revenues, net income or the assets (based on the fair market value thereof) of the Company and its Subsidiaries, taken as a whole, (ii) direct or indirect acquisition or purchase of 20% or more of any class of equity securities or capital stock of the Company or any of its Subsidiaries whose business (in the aggregate) constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, or (iii) merger, consolidation, restructuring, transfer of assets or other business combination, sale of shares of capital stock, tender offer, exchange offer, recapitalization, stock repurchase program or other similar transaction or series of transactions that if consummated would result in any Person or Persons beneficially owning 20% or more of any class of equity securities of the Company or any of its Subsidiaries whose business (in the aggregate) constitutes 20% or more of the net revenues, net income or assets of the Company and its Subsidiaries, taken as a whole, other than the transactions contemplated hereby. The term "Acquisition Proposal" shall mean any proposal, whether or not in writing, for any Acquisition Transaction. The term "Superior Proposal" shall mean any bona fide written Acquisition Proposal made after the date hereof that was not solicited or initiated by the Company or any of its Subsidiaries or any of their respective Representatives in breach of this Section 5.3, made by a third party to purchase all or substantially all of the Company's assets or all of the outstanding equity securities of the Company pursuant to a tender offer, exchange offer or merger (i) on terms which the Company Board determines in good faith to be superior to the Company and its stockholders (in their capacity as stockholders) from a financial point of view as compared to the transactions contemplated hereby and to any alternative transaction or changes to the terms of this Agreement proposed by Parent pursuant to Section 5.3(e) (after consultation with its financial advisors, and taking into account all financial, legal and regulatory terms and conditions of the Acquisition Proposal and this Agreement, including any changes to the terms of this Agreement offered by Parent in response to such Superior Proposal, including any conditions to and expected timing of consummation, and any risks of non-consummation, of such Acquisition Proposal and taking into account all other legal, financial and regulatory aspects of such proposal), and (ii) which the Company Board reasonably believes is likely to be consummated on its terms.

          (i)    Immediately after the execution and delivery of this Agreement, the Company and its Subsidiaries will, and will instruct their respective Representatives to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal. The Company agrees that it shall (i) take the necessary steps to promptly inform its and its Subsidiaries' Representatives involved in the transactions contemplated hereby of the obligations undertaken in Section 5.3(b) and (ii) request each Person who has heretofore executed a confidentiality agreement in connection with such Person's consideration of acquiring the Company or any portion thereof to return or destroy (which destruction shall be certified in writing by an executive officer of such Person) all confidential information heretofore furnished to such Person by or on its behalf.

        5.4    Access to Information and Properties.

          (a)   Upon reasonable notice and subject to applicable Laws relating to the exchange of information and obtaining any required consents of third parties, including third party operators of the Company's assets (with respect to which consents each party shall use commercially reasonable efforts to obtain), during the period prior to the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, (i) afford to the authorized Representatives of Parent reasonable access, during normal business hours, to all of its properties, contracts, books, commitments, records, data and books and personnel, and (ii) make available to Parent all information concerning its business, properties and personnel in its possession as the other parties may reasonably request, and use commercially reasonable efforts to provide access to any such information in any third party operators' possession, and a copy of each report, schedule, registration statement and other document filed, published, announced or received by it in connection with the transactions contemplated hereby during such period pursuant to the requirements of applicable Law (including pursuant to the Securities Act, the Exchange Act and the rules of any Governmental Entity thereunder), as applicable (other than documents which are not permitted to be disclosed under applicable Law). Neither the Company nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize any attorney-client privilege or contravene any Law or binding agreement entered into prior to the date of this Agreement. The Company, Merger Sub and Parent will make appropriate substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply.

          (b)   From the date of this Agreement until the Effective Time, Parent and its authorized Representatives, including engineers, advisors and consultants, lenders and financing sources, upon reasonable notice and in a manner that does not unreasonably interfere with the business of the Company or any of its Subsidiaries, may enter into and upon all or any portion of the real property owned or leased by the Company or any of its Subsidiaries in order to investigate and assess, as Parent reasonably deems necessary or appropriate, the environmental condition of such real property and the other assets or the businesses of the Company or any of its Subsidiaries (an "Investigation"). An Investigation may include a Phase I environmental site assessment, or similar investigation. In the event that Parent determines that more than an Investigation is required in order to properly determine the environmental condition of such real property, including without limitation, any sampling or testing of soil and/or ground or surface waters at, on or under any real property, then Parent shall provide the Company with a copy of the report prepared with respect to such property and a written report describing the proposed activities to be performed, provided, however, that no such activities shall be performed by Parent or its Representatives without the Company's prior written consent, not to be unreasonably withheld, delayed or denied. The Company shall, and shall cause each of its Subsidiaries and Representatives to, cooperate with Parent and its Representatives in conducting any such Investigation, facilitating further testing or evaluation as may be reasonably prudent with respect to matters identified in the Investigation, allow Parent and its Representatives reasonable access to the Company's and its Subsidiaries' businesses, real property and other assets, together with full permission to conduct any such Investigation, and provide to Parent and its Representatives all plans, soil or surface or ground water tests or reports, any environmental investigation results, reports or assessments previously or contemporaneously conducted or prepared by or on behalf of the Company, its Subsidiaries, or any of their predecessors that are in the possession of the Company or any of its Subsidiaries, and all information relating to environmental matters regarding the Company's and its Subsidiaries' businesses, real property and other assets that are in the possession of the Company or any of its Subsidiaries.

          (c)   Parent will hold any information contemplated under Section 5.4(a) and/or Section 5.4(b) in accordance with the provisions of the Company Confidentiality Agreement; provided, however, that Parent's obligations under the Company Confidentiality Agreement shall terminate on the earlier of (i) the date provided therein or (ii) the Effective Time. The Company shall not be responsible to Parent for personal injuries sustained by Parent's Representatives in connection with the access provided pursuant to this Section 5.4, and shall be indemnified and held harmless by Parent for any losses suffered by the Company or its Representatives in connection with any such personal injuries.

          (d)   No Investigation by Parent or its representatives shall affect the representations, warranties, covenants or agreements of the Company set forth in this Agreement.

        5.5    Further Action; Reasonable Best Efforts.

          (a)   Upon the terms and subject to the conditions herein provided, each of the parties hereto agrees to use its commercially reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable Law to consummate and make effective the Merger and the other transactions contemplated hereby, including (i) the use of commercially reasonable efforts to satisfy the conditions precedent to the obligations of any of the parties hereto, (ii) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Entities and the making of all necessary registrations and filings and the taking of all steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity, (iii) the obtaining of all necessary consents, approvals or waivers from third parties, (iv) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby and (v) the execution and delivery of any additional instruments reasonably necessary to consummate the transactions contemplated hereby; provided, however, that none of Parent, Merger Sub, the Company or any of their respective Subsidiaries shall be required to pay any fees or make any other payments to any such Person in order to obtain any such approval, consent, ratification, permission, waiver or authorization (other than normal filing fees imposed by Law). Each of the parties hereto will furnish to the other parties such necessary information and reasonable assistance as such other parties may reasonably request in connection with the foregoing and will provide the other parties with copies of all filings made by such party with any Governmental Entity (except for filings available publicly on the SEC's public filing system) or any other information supplied by such party to a Governmental Entity in connection with this Agreement and the transactions contemplated hereby; provided that neither party is obligated to share any document submitted to or received from a Governmental Entity that reflects the negotiations between the parties or the valuation of some or all of any party's business or assets.

          (b)   Each of Parent, Merger Sub and the Company shall use their respective commercially reasonable efforts to resolve such objections, if any, as may be asserted with respect to the transactions contemplated hereby under any applicable Law. Without limiting the foregoing, the Company and Parent shall (i) use commercially reasonable efforts to cooperate with each other in (A) determining whether any filings are required to be made with, or consents, permits, authorizations, waivers or approvals are required to be obtained from, any third parties or other Governmental Entities in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby and (B) timely making all such filings and timely seeking all such consents, permits, authorizations or approvals, (ii) use commercially reasonable efforts to take, or to cause to be taken, all other actions and to do, or to cause to be done, all other things necessary, proper or advisable to consummate and make effective the Merger and the other transactions contemplated hereby, and to avoid or eliminate each and every impediment under any Law that may be asserted by any Governmental Entity with respect to the Merger and the other transactions contemplated hereby so as to enable the Closing to occur as soon as reasonably possible (and in any event no later than the Termination Date), (iii) subject to applicable legal limitations and the instructions of any Governmental Entity, keep each other apprised of the status of matters relating to the completion of the transactions contemplated hereby, including to the extent permitted by Law promptly furnishing the other with true and complete copies of notices or other communications sent or received by the Company or Parent, as the case may be, or any of their Subsidiaries, to or from any third party and/or any Governmental Entity with respect thereto, and permit the other to review in advance any proposed communication by such party to any supervisory or Governmental Entity and (iv) give the other reasonable notice of, and, to the extent permitted by such Governmental Entity, allow the other to attend and participate at any meeting with any Governmental Entity in respect of any filings, investigation or other inquiry or proceeding relating thereto.

          (c)   The Company agrees to, and to cause its Subsidiaries and its and their respective officers, employees, advisors and accountants to, reasonably cooperate with Parent and its affiliates in connection with the arrangement of any financing to be consummated prior to or contemporaneously with the Closing in respect of the transactions contemplated hereby, including participation in meetings, due diligence sessions, obtaining comfort letters from the Company's accountants, obtaining consents from the Company's experts, obtaining legal opinions from the Company's outside counsel, and obtaining and providing Parent with title and ownership records relating to the Company Oil and Gas Properties, as may be reasonably requested by Parent. In conjunction with the obtaining of any such financing, the Company agrees, at the reasonable request of Parent, to call for prepayment or redemption, or to prepay or redeem, or to attempt to renegotiate the terms of, any then existing indebtedness for borrowed money of the Company; provided, however, that no such prepayment or redemption or call for prepayment or redemption or renegotiated terms shall actually be made or become effective (nor shall the Company be required to incur any liability in respect of any such prepayment or redemption or call therefor or renegotiation thereof) prior to the Effective Time.

          (d)   In furtherance and not in limitation of the covenants of the parties contained in this Section 5.5, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened to be instituted) challenging the Merger or any other transaction contemplated hereby, each of the Company and Parent shall cooperate in all respects with each other and shall use their respective commercially reasonable efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger or any other transactions contemplated hereby. Notwithstanding the foregoing or any other provision of this Agreement, nothing in this Section 5.5 shall limit a party's right to terminate this Agreement pursuant to Section 7.1(b)(ii) so long as such party has, prior to such termination, complied with its obligations under this Section 5.5.

          (e)   Notwithstanding anything to the contrary contained in this Agreement, (i) the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent, divest or hold separate or otherwise take or commit to take any action that limits its freedom, or after the Merger, the freedom of action of Parent or any of Parent's affiliates with respect to, or its ability to retain, the Company and its Subsidiaries or any of the respective businesses, product lines or assets of Parent, the Company or any of their respective Subsidiaries or affiliates, and (ii) neither Parent nor any of its affiliates shall be required to divest or hold separate (or agree to divest or hold separate) or otherwise take or commit to take any action that limits in any material respect its freedom of action with respect to, or its ability to retain, any businesses, product lines or assets of Parent, the Company, the Surviving Corporation or any of their respective Subsidiaries or affiliates.

          (f)    The Company shall give Parent the opportunity to participate, subject to a customary joint defense agreement, in, but not control, the defense or settlement of any stockholder litigation against the Company or its directors or officers relating to the Merger or any other transactions contemplated hereby; provided, however, that no such settlement shall be agreed to without Parent's prior written consent which shall not be unreasonably withheld or delayed.

        5.6    Proxy Statement; Stockholders' Meeting.

          (a)   As promptly as practicable after the execution of this Agreement, the Company and Parent shall cooperate in preparing and the Company shall cause to be filed with the SEC, in connection with the Merger, a proxy statement in preliminary form (together with any amendments or supplements thereto, the "Proxy Statement"). Each of the Company, Parent and Merger Sub shall use their respective reasonable best efforts to furnish the information required to be included by the SEC in the Proxy Statement. The Company shall use its reasonable best efforts to have the Proxy Statement cleared by the SEC as promptly as practicable after filing. The Company shall as promptly as practicable thereafter mail the Proxy Statement to its stockholders. In furtherance of the foregoing, the Company shall respond promptly to any comments with respect to the Proxy Statement. No filing of, or amendment or supplement to, the Proxy Statement will be made by the Company without providing Parent a reasonable opportunity to review and comment thereon. If at any time after the date the Proxy Statement is mailed to the Company's stockholders and prior to the Special Meeting any information relating to the Company, Parent, Merger Sub or any of their respective affiliates, officers or directors, should be discovered by the Company, Parent or Merger Sub which is required to be set forth in an amendment or supplement to the Proxy Statement so that the Proxy Statement will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the stockholders of the Company.

          (b)   All documents that the Company is responsible for filing with the SEC in connection with the transactions contemplated herein will comply as to form in all material respects with applicable requirements of the Exchange Act. The Company shall notify Parent promptly of the receipt of any comments from the SEC or the staff of the SEC and of any request by the SEC or the staff of the SEC for amendments or supplements to the Proxy Statement or for additional information and shall supply Parent with copies of all correspondence between the Company or any of its Representatives, on the one hand, and the SEC or the staff of the SEC, on the other hand, with respect to the Proxy Statement or the Merger.

          (c)   The Company, acting through the Company Board, shall, in accordance with its certificate of incorporation and bylaws and with applicable Law, promptly and duly call, give notice of, convene and hold, as soon as practicable, and in no event later than 45 days after the date the Company begins mailing the Proxy Statement to its stockholders, a special meeting of its stockholders for the sole purpose of considering and taking action upon this Agreement (the "Special Meeting"), and shall, except as otherwise provided in Section 5.3(e) or Section 5.3(f) (and in compliance therewith), (i) recommend adoption of this Agreement by the Company's stockholders and include in the Proxy Statement such recommendation and (ii) use its reasonable best efforts to solicit and obtain such adoption. Notwithstanding any Adverse Recommendation Change in accordance with Section 5.3(e) or Section 5.3(f) or the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal, or any other fact or circumstance (except for the termination of this Agreement pursuant to Section 7.1), this Agreement shall be submitted to the stockholders of the Company at the Special Meeting for the purpose of adopting this Agreement. At any such Special Meeting following any such withdrawal, amendment or modification of the Board's recommendation of this Agreement, the Company may submit this Agreement to its stockholders without a recommendation or with a negative recommendation (although the approval of this Agreement by the Board may not be rescinded or amended), in which event the Board may, subject to Section 5.3(e) or Section 5.3(f), communicate the basis for its lack of a recommendation or negative recommendation to its stockholders in the Proxy Statement or an appropriate amendment or supplement thereto.

        5.7    Notification of Certain Matters.

        The Company shall give prompt notice to Parent of any fact, event or circumstance as to which the Company obtains knowledge that would be reasonably likely to result in a failure of a condition set forth in Sections 6.3(a) or 6.3(b). Parent shall give prompt notice to the Company of any fact, event or circumstance as to which Parent obtains knowledge that would be reasonably likely to result in a failure of a condition set forth in Sections 6.2(a) or 6.2(b). Notwithstanding the foregoing, no such notification provided under this Section 5.7 shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement.

        5.8    Directors' and Officers' Insurance and Indemnification.

          (a)   Parent and Merger Sub agree that all rights to exculpation, indemnification and advancement of expenses now existing in favor of the current or former directors, officers or employees, as the case may be, of the Company or its Subsidiaries as provided in their respective certificates of incorporation or bylaws or other organizational documents or in any agreement to which the Company or any of its Subsidiaries is a party, shall survive the Merger and shall continue in full force and effect. For a period of six years from the Effective Time, Parent and the Surviving Corporation shall maintain in effect the exculpation, indemnification and advancement of expenses provisions of the Company's and any of its Subsidiaries' certificate of incorporation and bylaws or similar organizational documents in effect immediately prior to the Effective Time or in any indemnification agreements of the Company or its Subsidiaries with any of their respective directors, officers or employees in effect immediately prior to the Effective Time, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any individuals who immediately before the Effective Time were current or former directors, officers or employees of the Company or any of its Subsidiaries; provided, however, that all rights to indemnification in respect of any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative (an "Action") pending or asserted or any claim made within such period shall continue until the disposition of such Action or resolution of such claim.

          (b)   Prior to the Closing, the Company shall purchase, and after the Effective Time the Surviving Corporation shall maintain, directors' and officers' liability insurance covering, for a period of six years after the Effective Time, the directors and officers of the Company and its Subsidiaries who are currently covered by the Company's existing directors' and officers' liability insurance with respect to claims arising from facts or events that occurred before the Effective Time, on terms and conditions no less favorable to such directors and officers than those in effect on the date of this Agreement; provided, however, that, notwithstanding the foregoing, the Surviving Corporation shall not be required to maintain directors' and officers' liability insurance policies having aggregate annual premiums in excess of 250% of the per annum rate of premium currently paid by the Company and its Subsidiaries for such insurance on the date of this Agreement and in the event the cost of such coverage shall exceed that amount, the Surviving Corporation shall purchase as much coverage as possible for such amount; provided further, however, that in lieu of the foregoing insurance coverage, Parent may direct the Company to purchase "tail" insurance coverage, at a cost no greater than the aggregate amount which the Surviving Corporation would be permitted to spend during the six-year period provided for in this Section 5.8(b), that provides coverage no less favorable than the coverage described above.

          (c)   In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or (ii) transfers all or substantially all of its properties or assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation or the purchaser of its assets and properties shall assume the obligations set forth in this Section 5.8.

        5.9    Publicity.

        Neither the Company, Parent, Merger Sub nor any of their respective affiliates shall issue or cause the publication of any press release or other announcement with respect to the Merger, this Agreement or the other transactions contemplated hereby without the prior consultation of the other party (including giving the other party a reasonable opportunity to review and comment on such publication or the subject matter of such conferences, calls or meetings), except as may be required by Law or by any listing agreement with a national securities exchange if all reasonable efforts have been made to consult with the other party. In addition, the Company shall, to the extent reasonably practicable, consult with Parent regarding the form and content of any public disclosure of any material developments or matters involving the Company, including earnings releases, reasonably in advance of publication or release.

        5.10    Repayment of Indebtedness.

          (a)   At or immediately prior to the Effective Time, the Company shall use reasonable best efforts to deliver to Parent copies of a payoff letter (subject to delivery of funds as arranged by Parent), in commercially reasonable form, from the administrative agent under the Company Credit Agreement (the "Administrative Agent"), and shall make arrangements for the release of all liens and other security over the Company's and its Subsidiaries' properties and assets securing its obligations under the Company Credit Agreement, together with the return of any collateral in the possession of the Administrative Agent, at or as soon as practicable following the Effective Time (subject to delivery of funds as arranged by Parent).

          (b)   Subject to the Company's compliance with Section 5.10(a), at or immediately prior to the Effective Time, Parent shall arrange for delivery of funds to the Administrative Agent sufficient to satisfy all obligations of the Company and each of its Subsidiaries under the Company Credit Agreement for loans, extensions of credit, fees and expenses and any other amounts owed under the Company Credit Agreement as of the Effective Time other than any letters of credit with respect to which alternative collateral has been provided.

          (c)   The Company hereby consents to Parent's use of and reliance on any audited or unaudited financial statements, including the financial statements of the Company included in the SEC Documents, relating to the Company and its Subsidiaries reasonably requested by Parent to be used in any financing or other activities of Parent and its Subsidiaries, including any filings that Parent and its Subsidiaries desire to make with the SEC.

        5.11    Takeover Statute.

        If any Takeover Law may become, or may purport to be, applicable to the transactions contemplated hereby, each of the Company and Parent shall grant such approvals and take such actions as are reasonably necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to eliminate or minimize the effects of such statute or regulation on the transactions contemplated hereby.

        5.12    Employee Benefits.

          (a)   As used in this Section 5.12 the term "Continuing Employees" shall mean employees of the Company or any of its Subsidiaries immediately prior to the Effective Time who are employed by the Surviving Corporation or its Subsidiaries immediately after the Effective Time.

          (b)   Parent shall deem, and shall cause the Surviving Corporation and Parent's other Subsidiaries to deem, Prior Service to have been employment and service with Parent, the

  Surviving Corporation or applicable Subsidiary for benefit plan eligibility, vesting and accrual purposes for such employee benefit plans, programs, policies or arrangements maintained by Parent or a Subsidiary of Parent primarily for the benefit of its employees for which the Continuing Employees are eligible to the extent service with Parent, the Surviving Corporation or applicable Subsidiary is recognized under any such plan, program, policy or arrangement, provided that such service credit does not result in a duplication of benefits. For purposes of this Section 5.12(b), "Prior Service" shall mean (i) the period of employment with the Company and any of its Subsidiaries (and with predecessor employers with respect to which the Company or its Subsidiaries shall have granted service credit), and (ii) the period of uninterrupted employment with Parent, any Subsidiary of Parent and any predecessor of any such entity if such employment ended immediately prior to employment by the Company or a Subsidiary.

          (c)   Continuing Employees shall be eligible to receive benefits and enroll in Parent's employee benefit plans ("Parent Plans") on a basis consistent with Parent's applicable human resources policies. Such benefits and Parent Plans shall provide substantially the same benefits in the aggregate as those provided to similarly situated employees of Parent from time to time. Until such time that the Continuing Employees are provided benefits by Parent, Parent shall cause the Surviving Corporation to continue to maintain each Company Plan in such form as in effect as of the date of this Agreement. Each Continuing Employee who continues as an employee of the Surviving Corporation shall be eligible to continue to participate in the Company Plans in the same manner and to the same extent as such Continuing Employee participated immediately prior to the Effective Time until such Continuing Employee's enrollment in the Parent Plans. Upon enrollment in the Parent Plans, Parent shall cause (i) the waiver of all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Continuing Employees under any welfare benefit plans that such employees may be eligible to participate in on or after Closing, other than limitations or waiting periods that are already in effect with respect to such employees under the Company Plans and that have not been satisfied as of the date of enrollment in the Parent Plans, and (ii) provide each Continuing Employee with credit for any co-payments and deductibles paid prior to the date of enrollment in the Parent Plans for purposes of satisfying any applicable deductible or out of pocket requirements under the Parent Plans for the year in which the Continuing Employee becomes eligible to participate in the Parent Plans.

          (d)   Notwithstanding the foregoing, nothing contained herein, whether express or implied, shall be treated as an amendment or other modification of any Company Plan or other employee benefit plan or arrangement. In the event that (i) a party other than the Parent, the Company or any of their Subsidiaries makes a claim or takes other action to enforce any provision in this Agreement as an amendment to any Company Plan or other employee benefit plan or arrangement, and (ii) such provision is deemed to be an amendment to such Company Plan or other employee benefit plan or arrangement even though not explicitly designated as such in this Agreement, then such provision shall lapse retroactively and shall have no amendatory effect.

ARTICLE VI

CONDITIONS

        6.1    Conditions to Each Party's Obligation to Effect the Merger.

        The respective obligation of each party to effect the Merger shall be subject to the satisfaction on or prior to the Closing Date of each of the following conditions (any or all of which may be waived by the parties hereto in writing, in whole or in part, to the extent permitted by applicable Law):

          (a)   This Agreement shall have been adopted by the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock;

          (b)   No statute, rule, order, decree or regulation shall have been enacted or promulgated, and no action shall have been taken, by any Governmental Entity of competent jurisdiction which temporarily, preliminarily or permanently restrains, precludes, enjoins or otherwise prohibits the consummation of the Merger or makes the Merger illegal;

          (c)   Other than filing the Certificate of Merger in accordance with the DGCL, all authorizations, consents and approvals of all Governmental Entities required to be obtained prior to consummation of the Merger shall have been obtained, except for such authorizations, consents, and approvals the failure of which to be obtained individually or in the aggregate would not have or result in, a Company Material Adverse Effect or a Parent Material Adverse Effect.

        6.2    Conditions to the Obligation of the Company to Effect the Merger.

        The obligation of the Company to effect the Merger is further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

          (a)   The representations and warranties of each of Parent and Merger Sub set forth in this Agreement shall be true and correct (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein) both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein) individually or in the aggregate does not have, and is not reasonably likely to have or result in, a Parent Material Adverse Effect. The Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer and the Chief Financial Officer of Parent to the foregoing effect; and

          (b)   Each of Parent and Merger Sub shall have performed in all material respects its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms of this Agreement, and the Company shall have received a certificate signed on behalf of Parent by the Chief Executive Officer or Chief Financial Officer of Parent to such effect.

        6.3    Conditions to Obligations of Parent and Merger Sub to Effect the Merger.

        The obligations of Parent and Merger Sub to effect the Merger are further subject to the satisfaction or waiver at or prior to the Effective Time of the following conditions:

          (a)   (i) The representations and warranties of the Company set forth in Sections 3.2 and 3.3 shall be true and correct in all respects (except in the case of Section 3.2(a) for such inaccuracies as are de minimis in the aggregate) both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date); and (ii) the representations and warranties of the Company set forth in this Agreement (other than the representations and warranties described in clause (i) above) shall be true and correct (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein, except, for the avoidance of doubt, Section 3.7) both when made and at and as of the Closing Date, as if made at and as of such time (except to the extent expressly made as of an earlier date, in which case as of such date), except where the failure of such representations and warranties to be so true and correct (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein, except, for the avoidance of doubt, Section 3.7) individually or in the aggregate does not have, and is not reasonably likely to have or result in, a Company Material Adverse Effect. Parent and Merger Sub shall have received a certificate signed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company to the foregoing effect;

          (b)   The Company shall have performed in all material respects each of its obligations under this Agreement required to be performed by it at or prior to the Effective Time pursuant to the terms of this Agreement, and Parent and Merger Sub shall have received a certificate signed on behalf of the Company by the Chief Executive Officer or Chief Financial Officer to such effect;

          (c)   There shall not be pending any suit, action or proceeding by any Governmental Entity seeking to (i) prohibit or limit in any material respect the ownership or operation by the Company, Parent, Merger Sub, the Surviving Corporation or any of their respective affiliates of a substantial portion of the business or assets of the Company and its Subsidiaries, taken as a whole, or to require any such Person to dispose of or hold separate any material portion of the business or assets of the Company and its Subsidiaries, taken as a whole, as a result of the Merger or any of the other transactions contemplated hereby or (ii) restrain, preclude, enjoin or prohibit the Merger or any of the other transactions contemplated hereby; and

          (d)   There shall not have been and be continuing a Company Material Adverse Effect.

ARTICLE VII

TERMINATION

        7.1    Termination.

        Notwithstanding anything herein to the contrary, this Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time, whether before or after stockholder adoption of this Agreement:

          (a)   By the mutual consent of Parent and the Company in a written instrument;

          (b)   By either the Company or Parent upon written notice to the other, if:

              (i)  the Merger shall not have been consummated on or before December 31, 2012, or such later date, if any, as Parent and the Company agree upon in writing (the "Termination Date"); provided that the right to terminate this Agreement pursuant to this Section 7.1(b)(i) shall not be available to a party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Merger to have been consummated on or before such date;

             (ii)  any Governmental Entity shall have issued a statute, rule, order, decree or regulation or taken any other action (which statute, rule, order, decree, regulation or other action the parties hereto shall have used their commercially reasonable efforts to lift), in each case permanently restraining, enjoining or otherwise prohibiting consummation of the Merger or making the Merger illegal and such statute, rule, order, decree, regulation or other action shall have become final and non-appealable (provided that the right to terminate pursuant to this Section 7.1(b)(ii) shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of or resulted in such action or who is then in material breach of Section 5.5);

            (iii)  the stockholders of the Company fail to adopt this Agreement by the Company Required Vote at the Special Meeting (including any postponement or adjournment thereof);

            (iv)  there shall have been a breach of or any inaccuracy in any of the representations or warranties set forth in this Agreement on the part of any of the other parties, which breach is not cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Closing (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein); provided, however, that neither party shall have the right to terminate this Agreement pursuant to this Section 7.1(b)(iv) unless the breach of representation or warranty, together with all other such breaches, would entitle the party receiving such representation not to consummate the transactions contemplated hereby under Section 6.3(a) (in the case of a breach of representation or warranty by the Company) or Section 6.2(a) (in the case of a breach of representation or warranty by Parent or Merger Sub); or

             (v)  there shall have been a material breach of any of the covenants or agreements set forth in this Agreement on the part of any of the other parties, which breach shall not have been cured within 30 days following receipt by the breaching party of written notice of such breach from the terminating party, or which breach, by its nature, cannot be cured prior to the Closing (provided that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained herein);

          (c)   By Parent, upon written notice to the Company, if

              (i)  the Company, or the Company Board, as the case may be, shall have (A) entered into any agreement with respect to any Acquisition Proposal other than the Merger or an Acceptable Confidentiality Agreement as permitted by Section 5.3; (B) approved or recommended, or, in the case of a committee of the Company Board, proposed to the Company Board to approve or recommend, any Acquisition Proposal other than the Merger; or (C) resolved to do any of the foregoing;

             (ii)  an Adverse Recommendation Change shall have occurred or the Company Board or any committee thereof shall have resolved to make an Adverse Recommendation Change;

            (iii)  the Company Board shall fail to publicly reaffirm the Company Recommendation within ten (10) Business Days of receipt of Parent's written request at any time when an Acquisition Proposal shall have been made and not publicly rejected by the Company Board (provided, however, that such ten (10) Business Days period shall be extended for an additional five (5) Business Days following any material modification to such Acquisition Proposal occurring after the receipt of Parent's written request);

            (iv)  a tender offer or exchange offer for 20% or more of the outstanding shares of capital stock of the Company is commenced, and the Company Board fails to recommend against acceptance of such tender offer or exchange offer by the stockholders of the Company within 10 Business Days after such commencement (including by taking no position with respect to the acceptance of such tender offer or exchange offer by the stockholders of the Company); or

             (v)  the Company or any of its Subsidiaries or their respective directors or officers shall have breached in any material respect adverse to Parent any of their respective obligations under Section 5.3; or

          (d)   By the Company, upon written notice to Parent, at any time prior to obtaining the Company Required Vote, in order to enter into a definitive agreement with respect to a Superior Proposal, if the Company has complied with its obligations under Section 5.3(e); provided, however, that the Company shall have previously paid or shall concurrently pay to Parent the Termination Fee pursuant to Section 8.1(b).

        7.2    Effect of Termination.

        In the event of the termination of this Agreement as provided in Section 7.1, written notice thereof shall forthwith be given by the terminating party to the other parties specifying the provision of this Agreement pursuant to which such termination is made, and except as provided in this Section 7.2, this Agreement shall forthwith become null and void after the expiration of any applicable period following such notice. In the event of such termination, there shall be no liability on the part of Parent, Merger Sub or the Company, except as set forth in Section 8.1 of this Agreement and except with respect to the requirement to comply with the Confidentiality Agreements; provided that nothing herein shall relieve any party from any liability or obligation with respect to any fraud or willful breach of this Agreement.

ARTICLE VIII

MISCELLANEOUS

        8.1    Fees and Expenses.

          (a)   Whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs or expenses, except as provided in Sections 8.1(b) and 8.1(c).

          (b)   If this Agreement is terminated by Parent pursuant to Section 7.1(c) or by the Company pursuant to Section 7.1(d), then the Company shall pay to Parent in immediately available funds a termination fee in an amount equal to the Termination Fee.

          (c)   In the event that (i) an Acquisition Proposal has been proposed by any Person (other than Parent and Merger Sub or any of their respective affiliates) or any Person has announced its intention (whether or not conditional) to make an Acquisition Proposal or such intention has otherwise become known to the Company's directors or officers, or its stockholders generally and (ii) thereafter this Agreement is terminated by either the Company or Parent pursuant to Section 7.1(b)(i) or 7.1(b)(iii), then the Company shall reimburse Parent for all of the Expenses of Parent and Merger Sub. Furthermore, if (x) the events in clauses (i) and (ii) in the first sentence of this Section 8.1(c) occur and (y) within 365 days after the termination of this Agreement, the Company or any of its Subsidiaries enters into any definitive agreement providing for an Acquisition Transaction, or an Acquisition Transaction is consummated, then the Company shall pay Parent the Termination Fee (reduced by the amount of Expenses paid to Parent pursuant to the first sentence of this Section 8.1(c)) upon the first to occur of the events described in clause (y) of this sentence.

          (d)   Any payment of the Expenses and the Termination Fee pursuant to Section 8.1(b) shall be made within five Business Days after termination of this Agreement by wire transfer of immediately available funds to an account designated by Parent. Any payment of the Expenses pursuant to Section 8.1(c) shall be made upon the termination of this Agreement, and any payment of the Termination Fee pursuant to Section 8.1(c) shall be made prior to the first to occur of the execution of a definitive agreement providing for an Acquisition Transaction or the consummation of an Acquisition Transaction. In circumstances where Section 8.1 requires a reimbursement of Expenses, the Company shall reimburse Parent for the Expenses incurred to the date of termination on the later of (i) the day that is one Business Day after the date of termination and (ii) the day that is one Business Day after the delivery by Parent to the Company of documents reflecting the Expenses incurred. The Company acknowledges that the agreements contained in this Section 8.1 are an integral part of the transactions contemplated hereby, and that, without these agreements, neither Parent nor Merger Sub would enter into this Agreement; accordingly, if the Company fails promptly to pay or cause to be paid the amounts due pursuant to this Section 8.1, and, in order to obtain such payment, Parent or Merger Sub commences a suit that results in a judgment against the Company for the amounts set forth in this Section 8.1, the Company shall pay to Parent and Merger Sub (as the case may be) its reasonable costs and expenses (including attorneys' fees and expenses) in connection with such suit and any appeal relating thereto, together with interest on the amounts set forth in this Section 8.1 at the prime rate reported in the Wall Street Journal in effect on the date such payment was required to be made.

          (e)   For purposes of Sections 8.1(c) and 8.1(d), the term "Acquisition Transaction" shall have the meaning assigned to such term in Section 5.3(f) except that all references to 20% therein shall be deemed to references to 50%.

          (f)    This Section 8.1 shall survive any termination of this Agreement. In no event shall Parent be entitled to receive under this Article VIII an aggregate amount equal to more than the Termination Fee.

        8.2    Amendment; Waiver.

          (a)   This Agreement may be amended by the parties to this Agreement, by action taken or authorized by their respective boards of directors, at any time prior to the Effective Time; provided, however, that after receipt of the Company Required Vote, if any such amendment shall by applicable Law or in accordance with the rules and regulations of the Nasdaq Stock Market require further approval of the stockholders of the Company, the effectiveness of such amendment shall be subject to the approval of the stockholders of the Company. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          (b)   At any time prior to the Effective Time, the parties to this Agreement may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties of the other parties contained herein or in any document, certificate or writing delivered pursuant hereto by the other party or (iii) waive compliance with any of the agreements or conditions of the other parties hereto contained herein. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. Any such waiver shall constitute a waiver only with respect to the specific matter described in such writing and shall in no way impair the rights of the party granting such waiver in any other respect or at any other time. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure by any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder, shall be construed as a waiver of any other breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder. The rights and remedies herein provided are cumulative and none is exclusive of any other, or of any rights or remedies that any party may otherwise have at Law or in equity.

        8.3    Survival.

        The representations and warranties contained in this Agreement or in any certificates or other documents delivered prior to or as of the Effective Time shall survive until (but not beyond) the Effective Time. The covenants and agreements of the parties hereto (including the Surviving Corporation after the Merger) shall survive the Effective Time without limitation (except for those which, by their terms, contemplate a shorter survival period) and the covenants and agreements contained in this Article VIII and Sections 5.9 and 7.2 shall survive the termination of this Agreement.

        8.4    Notices.

        All notices and other communications hereunder shall be in writing and shall be deemed given upon (a) transmitter's confirmation of a receipt of a facsimile transmission, (b) confirmed delivery by a standard overnight carrier or when delivered by hand, (c) the expiration of five Business Days after the day when mailed in the United States by certified or registered mail, postage prepaid, or (d) delivery in

Person, addressed at the following addresses (or at such other address for a party as shall be specified by like notice):

          (a)   if to the Company, to:

      CREDO Petroleum Corporation
      1801 Broadway, Suite 900
      Denver, Colorado 80202
      Telephone: 303-297-2200
      Facsimile: 303-297-2204
      Attention: James T. Huffman, Chairman of the Board

      with a copy to:

      Davis Graham & Stubbs LLP
      1550 Seventeenth Street, Suite 500
      Denver, CO 80202
      Telephone: 303-892-9400
      Facsimile: 303-893-1379
      Attention: Kristin L. Lentz

      and

          (b)   if to Parent or Merger Sub, to:

      Forestar Group Inc.
      6300 Bee Cave Road, Building Two, Suite 500
      Austin, Texas 78746-5149
      Telephone: 512-433-5200
      Facsimile: 512-433-5203
      Attention: General Counsel

      with a copy to:

      Skadden, Arps, Slate, Meagher & Flom LLP
      1440 New York Avenue, N.W.
      Washington, District of Columbia 20005
      Telephone: 202-371-7000
      Facsimile: 202-393-5760
      Attention: Jeremy London

      and

      Skadden, Arps, Slate, Meagher & Flom LLP
      1000 Louisiana Street
      Suite 6800
      Houston, Texas 77002
      Telephone: 713-655-5100
      Facsimile: 713-655-5200
      Attention: Frank Ed Bayouth II

        8.5    Interpretation; Definitions.

        When a reference is made in this Agreement to Sections, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement they shall be deemed to be followed by the words "without limitation". The phrase "made available" when used in this Agreement shall mean that the information referred to has been made available to the party to whom such information is to be made available. The word "affiliates" when used in this Agreement shall have the meaning ascribed to it in Rule 12b-2 under the Exchange Act. The phrase "beneficial ownership" and words of similar import when used in this Agreement shall have the meaning ascribed to it in Rule 13d-3 under the Exchange Act. The phrase "the date of this Agreement," "date hereof" and terms of similar import, unless the context otherwise requires, shall be deemed to refer to June 3, 2012.

        The following terms have the following definitions:

          (a)   "Business Day" means any day other than Saturday and Sunday and any day on which banks are not required or authorized to close in the State of Delaware or New York.

          (b)   "Capital Stock" means (a) in the case of a corporation, corporate stock; (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (c) in the case of a partnership or limited liability company, partnership interests (whether general or limited) or membership interests; and (d) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person, but excluding from all of the foregoing any debt securities convertible into Capital Stock, whether or not such debt securities include any right of participation with Capital Stock.

          (c)   "Company Confidentiality Agreement" means the certain confidentiality agreement, dated as of April 16, 2012, by and between Parent and the Company.

          (d)   "Company Credit Agreement" means the certain credit agreement, dated as of February 16, 2012, by and between the Company, United Oil Corporation, a wholly-owned Subsidiary of Parent, and BOKF, N.A., d/b/a Bank of Oklahoma, as the same may be amended or modified from time to time.

          (e)   "Company Material Adverse Effect" means (A) any fact, circumstance, event, change, development, effect or occurrence that, individually or in the aggregate with other facts, circumstances, events, changes, developments, effects or occurrences, is materially adverse to the business, assets, properties, liabilities, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole and (B) any fact, circumstance, event, change, development, effect or occurrence that, individually or in the aggregate with other facts, circumstances, events, changes, developments, effects or occurrences, materially impairs the ability of the Company and its Subsidiaries to consummate the transactions contemplated hereby, or prevents or materially delays or materially impairs the ability of the Company or its Subsidiaries to perform its obligations hereunder or to consummate the Merger or the other transactions contemplated hereby, but shall not include (i) facts, circumstances, events, changes, developments, effects or occurrences generally affecting the industries in which the Company and its Subsidiaries operate or general economic conditions (including changes in commodity prices, including but not limited to changes in the prices of crude oil, natural gas or natural gas liquids or other Hydrocarbon products) in either case except to the extent the Company and its Subsidiaries are disproportionately affected thereby relative to others in the industry in which the Company and its Subsidiaries operate, (ii) facts, circumstances, events, changes, developments, effects or occurrences to the extent directly resulting from the announcement of the execution of this Agreement or the pendency of the transactions contemplated hereby, (iii) fluctuations in the price or trading volume of the common shares of the Company; provided, that the exception in this clause (iii) shall not prevent or otherwise affect a determination that any fact, circumstance, event, change, development, effect or occurrence underlying such fluctuation has resulted in, or contributed to, a Company Material Adverse Effect, (iv) facts, circumstances, events, changes, developments, effects or occurrences to the extent resulting from any changes in applicable Law or in GAAP (or the interpretation thereof) after the date hereof, (v) any failure by the Company to meet any published analyst estimates or expectations of the Company's revenue, earnings or other financial performance or results of operations for any period or any failure by the Company to meet its internal budgets, plans, projections or forecasts of its revenues, earnings or other financial performance or results of operations; provided, that the exception in this clause (v) shall not prevent or otherwise affect a determination that any fact, circumstance, event, change, development, effect or occurrence underlying such failure has resulted in, or contributed to, a Company Material Adverse Effect, (vi) acts of war or terrorism (or the escalation of the foregoing) or natural disasters or other force majeure events except to the extent the Company and its Subsidiaries are disproportionately affected thereby relative to others in the industry in which they operate, or (vii) acts or omissions by the Company taken with the specific prior written consent of Parent.

          (f)    "Company Oil and Gas Contracts" means all contracts and other agreements, which relate to any of the Company Oil and Gas Properties or the acquisition, exploration, development, extraction, processing or sale of oil, gas and other minerals, including but not limited to, sales, purchase or exchange agreements; operating agreements; exploration agreements; development agreements; farm-out or farm-in agreements; participation agreements; geologic, geophysical or seismic licenses that can be transferred without a fee or penalty; area of mutual interest agreements; drilling contracts, service agreements; gas balancing and deferred production agreements; production sales contracts; division orders; contracts for sale, purchase, exchange, refining or processing of Hydrocarbons; unitization and pooling designations, declarations, orders and agreements; plant agreements; production handling agreements; pipeline, gathering, transportation, processing and treatment agreements; injection, repressuring and recycling agreements; carbon dioxide purchase or sale agreements; and salt water or other disposal agreements; equipment leases; surface leases, permits, rights-of-ways, licenses, easements and other surface use, damages or rights agreements.

          (g)   "Company Oil and Gas Properties" means (i) the Hydrocarbon Interests; (ii) the Company Assets now or hereafter pooled or unitized with the Hydrocarbon Interests; (iii) all presently existing or future unitization, pooling agreements and declarations of pooled units and the units created thereby (including all units created under orders, regulations and rules of any Governmental Entity) that may affect all or any portion of the Hydrocarbon Interests; (iv) the Company Oil and Gas Contracts; (v) all Hydrocarbons in and under and which may be produced and saved or attributable to the Hydrocarbon Interests, including all oil in tanks, and all rents, issues, profits, proceeds, products, revenues and other incomes from or attributable to the Hydrocarbon Interests; (vi) all tenements, hereditaments, appurtenances and Company Assets in any manner appertaining, belonging, affixed or incidental to the Hydrocarbon Interests; and (vii) all Company Assets, rights, titles, interests and estates described or referred to above, including any and all Company Assets, real or personal, now owned or hereafter acquired and situated upon, used, held for use or useful in connection with the operating, working or development of any of such Hydrocarbon Interests or Company Assets (excluding drilling rigs, automotive equipment, rental equipment or other personal Company Assets that may be on such premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, fuel separators, liquid extraction plants, plant compressors, pumps, pumping units, field gathering systems, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements and servitudes together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing.

          (h)   "Confidentiality Agreements" means, collectively, the Company Confidentiality Agreement and the Parent Confidentiality Agreement.

          (i)    "Expenses" means documented out-of-pocket fees and expenses incurred or paid in connection with the negotiation of this Agreement or the consummation of any of the transactions contemplated hereby, including all due diligence and financing costs, commitment and other financing fees, filing fees, printing fees and fees and expenses of law firms, commercial banks, investment banking firms, accountants, experts and consultants not to exceed $1,250,000 in the aggregate.

          (j)    "Good and Marketable Title" means title that: (i) is free and clear of all defects, burdens and Liens, except Permitted Liens; (ii) is deducible of record from the records of the applicable county or (A) in the case of federal leases, from the records of the applicable office of the Bureau of Land Management, (B) in the case of Indian Leases and mineral development agreements, from the applicable office of the Bureau of Indian Affairs or applicable tribal records, or (C) in the case of state leases, from the records of the applicable state land office, in the case of each of clauses (A) through (C), to the extent necessary to prevail against competing claims of bona fide purchasers for value without notice; and (iii) as to each Company Oil and Gas Property listed in the Company Reserve Reports or in Section 8.5(q) of the Company Disclosure Letter, such right, title and interest that (x) entitles the Company or its respective Subsidiary to receive not less than the interest set forth in the Company Reserve Reports as the net revenue interest, or "NRI," with respect to all of the oil, gas, and other hydrocarbons produced, sold and marketed from or otherwise attributable to each unit or well, as the case may be, identified in the Company Reserve Reports or Section 8.5(q) of the Company Disclosure Letter, as the case may be, and (y) obligates the Company or its respective Subsidiary to pay costs and expenses attributable to the operation and development of such unit or well in an amount not greater than the working interest, or "WI," set forth in the Company Reserve Reports or Section 8.5(q) of the Company Disclosure Letter, as the case may be, other than increases in any such working interest that have a corresponding increase in the applicable net revenue interest.

          (k)   "Hydrocarbon Interests" means all rights, titles, interests and estates of the Company or any of its Subsidiaries now or hereafter acquired in and to oil and gas leases, oil, gas and mineral leases, or other liquid or gaseous hydrocarbon leases, mineral fee interests, overriding royalty and royalty interests, net profit interests and production payment interests, including any reserved or residual interests of whatever nature.

          (l)    "Hydrocarbons" means oil, gas, casinghead gas, drip gasoline, natural gasoline, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined or separated therefrom.

          (m)  "Intellectual Property" means all intellectual property and industrial property rights of every kind and description, including all United States and foreign: patents, patent applications and invention disclosures (including all continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions and extensions); trademarks, service marks, trade dress, names, trade names, logos, Internet domain names and other similar designations of source or origin, together with all goodwill symbolized by any of the foregoing; copyrights and copyrightable subject matter; rights in computer programs, algorithms, databases, compilations and data, technology supporting the foregoing, and all documentation related to the foregoing; trade secrets and all other confidential or proprietary information, ideas, know-how, inventions, processes, formulae, models and methodologies ("Trade Secrets"); rights of publicity or privacy and rights to personal information; and all applications and registrations of the foregoing.

          (n)   "knowledge" means with respect to the Company, the actual knowledge of the individuals listed on Section 8.5(n) of the Company Disclosure Letter, after reasonable inquiry.

          (o)   "Liens" means any mortgage, pledge, deed of trust, hypothecation, right of others, claim, security interest, encumbrance, burden, title defect, title retention agreement, lease, sublease, license, occupancy agreement, easement, covenant, condition, encroachment, voting trust agreement, interest, option, right of first offer, negotiation or refusal, proxy, lien, charge or other restriction or limitation of any nature whatsoever.

          (p)   "Litigation" means any action, claim, suit, proceeding, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal or regulatory, in law or in equity, by or before any Governmental Entity or arbitrator (including worker's compensation claims).

          (q)   "Net Revenue Interest" means an interest in receiving a share of the oil, gas and other associated substances produced, saved and marketed from any lease, unit or well throughout the duration of the productive life of such lease, unit or well, after satisfaction of all royalties, overriding royalties, nonparticipating royalties, net profits interests, production payments or other similar burdens on or measured by production of oil and gas. For each Company Oil and Gas Property, the Net Revenue Interest is as set forth in the Company's Reserve Report dated as of October 31, 2011 or, with respect to any material Company Oil and Gas Property acquired after October 31, 2011, as set forth on Section 8.5(q) of the Company Disclosure Letter.

          (r)   "Parent Confidentiality Agreement" means the certain confidentiality agreement, dated as of March 12, 2012, by and between Parent and the Company, as amended by the final paragraph of the Company Confidentiality Agreement.

          (s)   "Parent Material Adverse Effect" means any fact, circumstance, event, change, development, effect or occurrence that, individually or in the aggregate with other facts, circumstances, events, changes, developments, effects or occurrences, materially impairs the ability of Parent and its Subsidiaries to consummate the transactions contemplated hereby, or prevents or materially delays or materially impairs the ability of Parent or its Subsidiaries to perform its obligations hereunder or to consummate the Merger or the other transactions contemplated hereby.

          (t)    "Permitted Liens" means (i) Liens reserved against or identified in the Company Balance Sheet, to the extent so reserved or reflected or described in the notes thereto; (ii) Liens for Taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the Company's books in accordance with GAAP; (iii) Liens pursuant to the Company Credit Agreement; (iv) consents to assignment and similar contractual provisions affecting such property or asset with respect to which consents are obtained from appropriate parties, or, in the case of consents of Governmental Entities, if such consents are customarily obtained subsequent to a sale or conveyance; (v) preferential rights to purchase and similar contractual provisions affecting such property or asset with respect to which waivers are obtained from the appropriate parties or the appropriate time period has expired without an exercise of the rights; (vi) rights reserved to or vested in a Governmental Entity having jurisdiction to control or regulate such property or asset in any manner whatsoever and all laws of such Governmental Entities; (vii) easements, rights-of-way, permits, licenses, servitudes, surface leases, sub-surface leases, grazing rights, logging rights, ponds, lakes, waterways, canals, ditches, reservoirs, equipment, pipelines, utility lines, railways, streets, roads and structures on, over or through such asset that do not materially affect or impair the ownership, use or operation of such property or asset; (viii) liens of operators relating to obligations not yet delinquent; (ix) any (A) undetermined or inchoate liens or charges constituting or securing the payment of expenses that were incurred incidental to maintenance, development, production or operation of such property or asset or for the purpose of developing, producing or processing Hydrocarbons therefrom or therein, and (B) statutory materialman's, mechanics', repairmans', employees', contractors' or other similar liens or charges relating to obligations not yet delinquent; (x) the terms and conditions of the instruments creating such property or asset (including all oil and gas leases) and all lessors' royalties, overriding royalties, net profits interests, carried interests, production payments, reversionary interests and other burdens on or deductions from the proceeds of production (in each case) that do not operate to reduce the Net Revenue Interest of the Company or its Subsidiaries for such property or asset (if any) or increase the Working Interest of the Company or its Subsidiaries for such property or asset, without a corresponding increase in the corresponding Net Revenue Interest of the Company or its Subsidiaries; (xi) defects and irregularities that are not reasonably likely, individually or in the aggregate, to result in a Company Material Adverse Effect; (xii) the Company Oil and Gas Contracts, (in each case) to the extent the same are ordinary and customary to the oil, gas and other mineral exploration, development, processing or extraction business; (xiii) all defects and irregularities affecting such property or asset that do not operate to reduce the Net Revenue Interest of the Company or its Subsidiaries for such property or asset (if any) or increase the Working Interest of the Company or its Subsidiaries for such property or asset (if any), without a corresponding increase in the corresponding Net Revenue Interest of the Company or its Subsidiaries, and do not otherwise interfere materially with the operation, value or use of such property or asset; and (xiv) those Liens that, individually or in the aggregate with all other Permitted Liens, do not and will not materially interfere with the use or value of the properties or assets of the Company and its Subsidiaries taken as a whole as currently used, or otherwise have or result in, a Company Material Adverse Effect.

          (u)   "Person" means any natural person, firm, individual, partnership, joint venture, business trust, trust, association, corporation, company, unincorporated entity or Governmental Entity.

          (v)   "Qualified Go-Shop Bidder" means any Person or group (including any Person who becomes part of the group after the No-Shop Period Start Date) from whom the Company or any of its Representatives receives an Acquisition Proposal after the execution of this Agreement and prior to the No-Shop Period Start Date that the Company Board determines, prior to the No-Shop Period Start Date, in good faith, after consultation with the Company's financial and legal advisors, constitutes, or is reasonably expected to lead to, a Superior Proposal.

          (w)  "Subsidiary" means with respect to any Person (a) any corporation, limited liability company, association or other business entity of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees of the corporation, limited liability company, association or other business entity is at the time owned or controlled, directly or indirectly, by that person or one or more of the other Subsidiaries of that person (or a combination thereof); and (b) any partnership (i) the sole general partner or the managing general partner of which is such Person or a Subsidiary of such Person or (ii) the only general partners of which are that Person or one or more Subsidiaries of that Person (or any combination thereof).

          (x)   "Termination Fee" means an amount, in cash, equal to $5,200,000, except the Termination Fee means $3,000,000 (A) if, prior to the No-Shop Period Start Date, this Agreement is terminated by the Company pursuant to Section 7.1(d) or Parent pursuant to Section 7.1(c)(i), (ii), (iii) or (iv) (in the case of a termination pursuant to Section 7.1(c)(ii), only in connection with an Adverse Recommendation Change pursuant to Section 5.3(e)) or (B) if, after commencement of the No-Shop Period Start Date and prior to 11:59 P.M. (New York City time) on the Cutoff Date, this Agreement is terminated by the Company pursuant to Section 7.1(d) or Parent pursuant to Section 7.1(c)(i), (ii), (iii) or (iv) (in the case of a termination pursuant to Section 7.1(c)(ii), only in connection with an Adverse Recommendation Change pursuant to Section 5.3(e)), and in any case described in this clause (B) such termination is in connection with an Acquisition Proposal made by a Qualified Go-Shop Bidder.

          (y)   "Working Interest" means the percentage of the costs and expenses for the maintenance, development, operation and production relating to any lease, unit or well throughout the duration of the productive life of such lease, unit or well. For each Company Oil and Gas Property, the Working Interest is as set forth in the Company's Reserve Report dated as of October 31, 2011 or, with respect to any Company Oil and Gas Property acquired after October 31, 2011, as set forth on Section 8.5(q) of the Company Disclosure Letter.

        8.6    Headings.

        The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. The table of contents to this Agreement is for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        8.7    Counterparts.

        This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall be considered one and the same agreement.

        8.8    Entire Agreement.

        This Agreement and the Confidentiality Agreements constitute the entire agreement, and supersede all prior agreements and understandings (written and oral), among the parties with respect to the subject matter of this Agreement.

        8.9    Severability.

        If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

        8.10    Governing Law.

        This Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

        8.11    Assignment.

        Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties; provided that each of Parent and Merger Sub may assign this Agreement to any of its Subsidiaries, or to any lender to each of Parent and Merger Sub or any Subsidiary or affiliate thereof as security for obligations to such lender, and provided, further, that no assignment to any such lender shall in any way affect Parent's or Merger Sub's obligations or liabilities under this Agreement. Without limiting the foregoing, no direct or indirect holder of any equity interests or securities of any party to this Agreement (whether such holder is a limited or general partner, member, stockholder or otherwise), nor any affiliate of any party to this Agreement, nor any director, officer, employee, representative, agent or other controlling Person of each of the parties to this Agreement and their respective affiliates shall have any liability or obligation arising under this Agreement or the transactions contemplated hereby.

        8.12    Parties in Interest.

        This Agreement shall be binding upon and inure solely to the benefit of each party to this Agreement and their permitted assignees, and (other than Sections 5.8 and 8.11) nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

        8.13    Jurisdiction; Specific Enforcement.

        The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy that may be available to it at law or in equity or under this Agreement, including monetary damages, each of the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). The parties further agree that no party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.13 and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 8.13, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        8.14    WAIVER OF JURY TRIAL.

        EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

******

        IN WITNESS WHEREOF, Parent, Merger Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

FORESTAR GROUP INC.
By:	/s/ JAMES M. DECOSMO Name: James M. DeCosmo Title: President and Chief Executive Officer
LONGHORN ACQUISITION INC.
By:	/s/ JAMES M. DECOSMO Name: James M. DeCosmo Title: President and Chief Executive Officer
CREDO PETROLEUM CORPORATION
By:	/s/ JAMES T. HUFFMAN Name: James T. Huffman Title: Chairman of the Board

[Signature Page to Agreement and Plan of Merger]

Schedule A

Signatories to Voting Agreement

James T. Huffman
RCH Energy Opportunity Fund III, LP
RCH Energy SSI Fund, LP

 Annex B

[Letterhead of Northland Capital Markets]

June 1, 2012

Personal and Confidential

Board of Directors
Credo Petroleum Corporation
1801 Broadway, Suite 900
Denver, CO 80202

Members of the Board:

        You have requested our opinion as to the fairness, from a financial point of view, of the total consideration to be paid to the stockholders of Credo Petroleum Corporation (the "Company") in connection with the proposed acquisition of the Company (the "Merger") by Forestar Group Inc. ("Parent") pursuant to the merger of a wholly owned subsidiary thereof ("Merger Sub") with and into the Company. Pursuant to the Agreement and Plan of Merger (the "Agreement"), to be entered into among the Company, Merger Sub and Parent, the Company will become a wholly owned subsidiary of Parent and each outstanding share of common stock of the Company, par value $0.01 per share, will be converted into the right to receive $14.50 in cash (the "Merger Consideration"). The terms and conditions of the Merger are more fully set forth in the Agreement. Capitalized terms not otherwise defined will have the same meaning as in the Agreement.

        We, as a customary part of our investment banking business, are continually engaged in performing financial analyses with respect to businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and other transactions as well as for estate, corporate and other purposes. We will receive a fee from the Company for providing this opinion, which is not contingent upon consummation of the Merger. We were not retained to, and did not materially, participate in the negotiation of the terms of the Agreement or the transactions contemplated thereby, nor were we retained to, and we did not materially, provide any advice or services in connection with the Agreement or the transactions contemplated thereby other than the delivery of this opinion. We were retained to act as financial advisor to the Company in connection with a post-signing market check on behalf of the Company, for which we may receive a fee for providing our services, a significant portion of which would be contingent upon consummation of another transaction arising out of the post-signing market check. We were also engaged to provide certain investor relations services to the Company, for which we will be paid a retainer that is credited against the fee for providing this opinion, and to act as a financial advisor to the Company in connection with alternative sale or financing transactions if the Merger is not consummated, for which we will be paid a fee a significant portion of which is contingent upon consummation of such alternative transactions. The Company has agreed to indemnify us against certain liabilities in connection with our services and reimburse us for certain expenses incurred in connection with our services. In the ordinary course of our business, we and our affiliates may actively trade securities of the Company for our own account or the account of our customers and, accordingly, we may at any time hold a long or short position in such securities. We may also, in the future, provide investment banking and financial advisory services to the Company, Parent or entities that are affiliated with the Company or Parent, for which we would expect to receive compensation.

Northland Securities, Inc., 45 South 7th Street, Suite 2000, Minneapolis, MN 55402 Toll Free 1-866-625-0033 Main 612-460-4800 Fax 612-85 1-4933
www.northlandcapitalmarkets.com

Member FINRA and SIPC

        In connection with our review of the Merger, and in arriving at our opinion, we have: (i) visited the Company's headquarters on May 22, 2012 and May 23, 2012; (ii) reviewed the financial terms of the draft of the Agreement dated May 29, 2012; (iii) reviewed annual reports to stockholders and annual reports on Form 10-K for the Company and Parent for the last three fiscal years; (iv) reviewed certain interim reports to stockholders and quarterly reports on Form 10-Q of the Company and Parent which we deemed relevant; (v) reviewed estimated proved reserves of the Company as of October 31, 2011 as prepared for the Company and discussed with management; (vi) reviewed estimated proved reserves of the Company as of April 30, 2012 as prepared by the management of the Company, which were discussed with management; (vii) reviewed certain non-public financial and production projections provided to us by Company management for the fiscal year ending October 31, 2012; (viii) reviewed certain internal financial information, estimates and forecasts for the Company's assets prepared by management; (ix) reviewed certain publicly available research reports with respect to companies which we deemed to be comparable to the Company for the purpose of evaluating the fairness of the proposed transaction from a financial point of view to the Company's stockholders; (x) held numerous discussions with members of senior management and the board of directors of the Company regarding the assessment of the strategic rationale for, and the potential benefits of, the Merger and the past and current business operations, financial condition and future prospects of the Company; and (xi) reviewed the reported historic price and trading activity for the common stock of the Company, compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded, reviewed the financial terms of certain recent business combinations in the oil and gas exploration and production industry specifically and in other industries generally, as we deemed appropriate.

        In conducting our review and in rendering our opinion, we have relied upon and assumed the accuracy, completeness and fairness of the financial, accounting and other information discussed with us, reviewed by us, provided to us or otherwise made available to us, and have not attempted to independently verify, and have not assumed responsibility for the independent verification of, such information. We have further relied upon the assurances of the Company's management that the information provided has been prepared on a reasonable basis in accordance with industry practice, and that they are not aware of any information or facts that would make the information provided to us incomplete or misleading. We have assumed that there have been no material changes in the Company's assets, financial condition, results of operations, business or prospects since the date of the last financial statements made available to us. Without limiting the generality of the foregoing, for the purpose of this opinion, we have assumed that the Company is not party to any material pending transaction, including any external financing, recapitalization, acquisition or merger, other than the Merger. With respect to financial forecasts, estimates of proved reserves and other estimates and forward-looking information relating to the Company and the Merger reviewed by us, we have assumed that such information reflects the best currently available estimates and judgments of the Company's management. We express no opinion as to any financial forecasts, proved reserves or other estimates or forward looking information of the Company or the assumptions on which they were based.

        We have assumed that the final form of the Merger Agreement will be substantially similar to the last draft reviewed by us, without modification of material terms or conditions. We have assumed that the Merger will be consummated pursuant to the terms of the Agreement without amendments thereto and without waiver by any party of any conditions or obligations thereunder. In arriving at our opinion, we have assumed that all the necessary regulatory approvals and consents required for the Merger will be obtained in a manner that will not adversely affect the Company or alter the terms of the Merger.

        In arriving at our opinion, we have not performed any appraisals or valuations of any specific assets or liabilities (fixed, contingent or other) of the Company, have not been furnished with any such appraisals or valuations, and have made no physical inspection of the property or assets of the Company. We express no opinion regarding the liquidation value of any entity. The analyses we performed in connection with this opinion were going concern analyses of an entity. We were not requested to opine, and no opinion is hereby rendered, as to whether any analyses of an entity, other than as a going concern, is appropriate in the circumstances and, accordingly, we have performed no such analyses.

        We have undertaken no independent analysis of any pending or threatened litigation, governmental proceedings or investigations, possible unasserted claims or other contingent liabilities, to which either the Company or its affiliates is a party or may be subject and at the Company's direction and with its consent, our opinion makes no assumption concerning and therefore does not consider, the possible assertion of claims, outcomes, damages or recoveries arising out of any such matters. No company or transaction used in the analyses of comparable companies or transactions for purposes of comparison is identical or directly comparable to the Company or the Merger. Accordingly, an analysis of the results of the comparisons is not mathematical; rather, it involves complex considerations and judgments about differences in the companies and transactions to which the Company and the Merger were compared and other factors that could affect the public trading value or transaction value of the companies.

        This opinion is necessarily based upon the financial, market, economic and other conditions that exist on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and that we disclaim any undertaking or obligation to advise any person of any change in any fact or matter affecting this opinion which may come or be brought to our attention after the date of the opinion. We are not expressing any opinion herein as to the price at which shares of common stock of the Company have traded or such stock may trade following announcement of the Merger or at any future time. We have not undertaken to reaffirm or revise this opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this opinion.

        This opinion is furnished pursuant to our engagement letter dated May 1, 2012. This opinion is directed to the Board of Directors of the Company in connection with its consideration of the Merger. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Merger. Notwithstanding the foregoing, the Board of Directors of the Company is authorized to rely upon this opinion. Except with respect to the use of this opinion in connection with the proxy statement relating to the Merger in accordance with our engagement letter with the Company, this opinion shall not be published or otherwise used, nor shall any public references to us be made, without our prior written approval. This opinion has been approved by the Northland Securities fairness opinion committee.

        This opinion addresses solely the fairness, from a financial point of view, of the total consideration to be paid to the stockholders of the Company in connection with the Merger as set forth in the Agreement and does not address any other terms or agreement relating to the Merger. We were not requested to opine as to, and this opinion does not address, the relative merits of the Merger as compared to any alternative business transaction or strategic alternative that might be available to the Company, nor does it address the underlying business decision of the Company to engage in the Merger. We do not express any view on, and this opinion does not address, any other term or aspects of the Agreement or the Merger, including, without limitation, the fairness of the Merger to, or any consideration receive in connection therewith by, creditors or other constituencies of the Company or Parent, nor as to the fairness or the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company or Parent, or any class of such persons, relative to the compensation to the public stockholders of the Company, in connection with the Merger. We have not been asked to consider, and this opinion does not address, the price at which Parent or Company common stock will trade at any time or as to the impact of the Transaction on the solvency or viability of the Company or Parent or the ability of the Company or Parent to pay its obligations when they come due. We are not rendering any legal or accounting advice and understand that the Company is relying on its legal counsel and accounting advisors as to legal and accounting matters in connection with the Merger.

        Based upon and subject to the foregoing and based upon such other factors as we consider relevant, it is our opinion that, as of the date hereof, the total consideration to be paid to the stockholders of the Company (other than the Company, Parent, the surviving company or any of their affiliates) is fair, from a financial point of view, to the stockholders of the Company (other than the Company, Parent, the surviving company or any of their affiliates).

Sincerely,

/s/ Northland Securities

Northland Securities

 Annex C

[Letterhead of Houlihan Lokey]

June 1, 2012

CREDO Petroleum Corporation
1801 Broadway
Suite 900
Denver, CO 80202
Attn: Mr. James Huffman, Chairman of the Board of Directors

Dear Board of Directors:

        We understand that CREDO Petroleum Corporation (the "Company"), Forestar Group Inc. (the "Acquiror") and [Merger Sub Inc.], an indirect wholly owned subsidiary of the Acquiror ("Merger Sub"), propose to enter into the Agreement (as defined below) pursuant to which, among other things, the Acquiror will acquire the Company through the merger of Merger Sub with and into the Company (the "Transaction"), and that, in connection with the Transaction, each share of common stock, $0.0 I par value per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the effective time of the Transaction will be converted into the right to receive $14.50 in cash, without interest (the "Consideration").

        The Board of Directors of the Company (the "Board") has requested that Houlihan Lokey Financial Advisors, Inc. ("Houlihan Lokey") provide an opinion (the "Opinion") to the Board as to whether, as of the date hereof, the Consideration to be received by the holders of Company Common Stock (other than any parties to the Voting Agreement (as defined below)) in the Transaction pursuant to the Agreement is fair to such holders from a financial point of view.

        In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

  1.
  reviewed the following agreements and documents:

  a.
  Draft dated May 31, 2012 of the Agreement and Plan of Merger, dated as of                , 2012, by and among the Company, the Acquiror and Merger Sub (the "Agreement"); and

  b.
  Draft received by Houlihan Lokey on May 31, 2012 of the form of Voting Agreement to be entered into by and among Acquiror and each of James T. Huffman, RCH Energy Opportunity Fund III, LP and RCH Energy SSI Fund LP;

  2.
  reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant;

  3.
  reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company, including (a) financial projections prepared by the management of the Company relating to the Company for the fiscal year ending 2012, (b) proved reserves of the Company as of April 30, 2012, (c) average daily production amount of the Company for the fiscal quarter ending April 30, 2012, and (d) preliminary consolidated statements of operations and consolidated balance sheets as of, and for the fiscal quarter ending, April 30, 2012;

  4.
  spoken with certain members of the management of the Company regarding the business, operations, financial condition and prospects of the Company, the Transaction and related matters;

123 North Wacker Drive, Fourth Floor • Chicago, Illinois 60606-1700 • Tel 312.456.4700 • Fax 312.346.0951 • www.HL.com
Broker/dealer services through Houlihan Lokey Howard & Zukin Capital. Investment advisory services through Houlihan Lokey Howard &
Zukin Financial Advisors.

  5.
  compared the financial and operating performance of the Company with that of other public companies that we deemed to be relevant;

  6.
  considered the publicly available financial terms of certain transactions that we deemed to be relevant;

  7.
  reviewed the current and historical market prices and trading volume for Company Common Stock, and the current and historical market prices of the publicly traded securities of certain other companies that we deemed to be relevant; and

  8.
  conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

        We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Company has advised us, and we have assumed, that the financial projections reviewed by us have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company, and we express no opinion with respect to such projections or the assumptions on which they are based. In reaching our conclusions hereunder, we did not perform a discounted cash flow analysis because the projections provided by the Company did not extend beyond the fiscal year ending 2012; we understand that the Company does not otherwise produce long range projections in the ordinary course of business, nor did it produce long term projections in connection with the Transaction or otherwise. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.

        We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the agreements identified in item 1 above and all other related documents and instruments that are referred to therein are true and correct, (b) each party to all such agreements and other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in all such agreements and other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the amount of, or expected timing of the receipt of, the Consideration that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final forms of any draft documents identified above will not differ in any respect from the drafts of said documents.

        Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation in connection with the Transaction; except for certain engineering reports as of October 31, 2011, regarding the proved reserves of the

Company. We understand that the Company's estimates as of April 30, 2012 regarding its proved reserves are based upon analyses by, and input from, petroleum engineers. We are not oil and gas reserve valuation experts, and do not express any opinion with respect to such subject matter. If the conclusions set forth in the Company's estimates are not accurate, the conclusions set forth in this Opinion could be materially affected. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

        We have not been requested to, and did not, (a) initiate any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transaction, the securities, assets, businesses or operations of the Company or any other party, or any alternatives to the Transaction, (b) negotiate the terms of the Transaction, or (c) advise the Board, the Company or any other party with respect to alternatives to the Transaction. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof.

        This Opinion is furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion should not be construed as creating any fiduciary duty on Houlihan Lokey's part to any party. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, the Company, any security holder or any other party as to how to act or vote with respect to any matter relating to the Transaction or otherwise.

        In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests, may acquire, hold or sell, long or short positions, or trade or otherwise effect transactions, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company, the Acquiror, or any other party that may be involved in the Transaction and their respective affiliates or any currency or commodity that may be involved in the Transaction.

        Houlihan Lokey recently provided certain financial services to the Company, for which Houlihan Lokey has received, and is entitled to receive additional, compensation, including providing certain valuation services to the Company regarding certain assets of the Acquiror. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and other financial services to the Company, the Acquiror, other participants in the Transaction or certain of their respective affiliates in the future, for which Houlihan Lokey and such affiliates may receive compensation.

        Houlihan Lokey will receive a fee for rendering this Opinion, which is not contingent upon the successful completion of the Transaction. The Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

        We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Company, the Acquiror, their respective security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, the Acquiror or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company, the Acquiror or any other party, (v) the fairness of any portion or aspect of the Transaction to any one class or group of the Company's, the Acquiror's or any other party's security holders or other constituents vis-a-vis any other class or group of the Company's, the Acquiror's or such other party's security holders or other constituents (including, without limitation, the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, the Acquiror, or their respective security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (vii) the solvency, creditworthiness or fair value of the Company, the Acquiror or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Consideration or otherwise. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the assessments by the Company and its advisors, as to all legal, regulatory, accounting, insurance and tax matters with respect to the Company and the Transaction or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

        Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of Company Common Stock (other than any parties to the Voting Agreement) in the Transaction pursuant to the Agreement is fair to such holders from a financial point of view.

Very truly yours,

/s/ Houlihan Lokey Financial Advisors, Inc.

HOULIHAN LOKEY FINANCIAL ADVISORS, INC.

Annex D

SECTION 262 OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

§ 262. Appraisal rights

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the Merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the Merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the Merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the Merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the Merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the Merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the Merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the Merger or consolidation of the date that the Merger or consolidation has become effective; or

          (2)   If the Merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the Merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the Merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the Merger or consolidation, shall, also notify such stockholders of the effective date of the Merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the Merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the Merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the Merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the Merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the Merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the Merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the Merger or consolidation. Within 120 days after the effective date of the Merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the Merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the Merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the Merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the Merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the Merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the Merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the Merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the Merger or consolidation, either within 60 days after the effective date of the Merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the Merger or consolidation within 60 days after the effective date of the Merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the Merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

*    *    *

Annex E

VOTING AGREEMENT

        VOTING AGREEMENT (this "Agreement"), dated as of June 3, 2012, among Forestar Group Inc. ("Forestar"), a Delaware corporation ("Parent"), and the stockholders of CREDO Petroleum Corporation (the "Company") signatory hereto (each a "Stockholder").

        WHEREAS, in order to induce Parent and Longhorn Acquisition Inc., a Delaware corporation, to enter into the Agreement and Plan of Merger, dated as of the date hereof (as amended from time to time, the "Merger Agreement"), with the Company, Parent has requested each Stockholder, and each Stockholder has agreed, to enter into this Agreement with respect to all shares of Company Common Stock beneficially owned by such Stockholder, whether beneficial ownership is acquired before, on or after the date of this Agreement ("Shares").

        NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE 1

VOTING AGREEMENT; GRANT OF PROXY

        Section 1.01    Voting Agreement.     Each Stockholder shall, at any meeting of the stockholders of the Company, vote all Shares held at such time by such Stockholder: (i) for the Merger Agreement, the Merger and the other transactions contemplated thereby at any meeting of the stockholders of the Company, and at any adjournment thereof, at which such Merger Agreement and other related agreements (or any amended version thereof), or such other actions, are submitted for the consideration and vote of the stockholders of the Company, (ii) against (A) any Acquisition Proposal and (B) any other corporate action the consummation of which would prevent or materially delay the consummation of the transactions contemplated by the Merger Agreement and (iii) as directed by Parent with respect to any proposal to adjourn any meeting of the stockholders of the Company at which any of the foregoing matters are considered; provided that, nothing contained in this Section 1.01 shall restrict any Stockholder or any affiliate (as defined in Rule 12b-2 under the Exchange Act) of any Stockholder, if applicable, from taking any action in such Stockholder's or such affiliate's capacity as a director, officer or employee of the Company or any other Person which is permitted to be taken pursuant to the Merger Agreement. The obligations of each Stockholder specified in this Section 1.01 shall apply whether or not (x) the Board of Directors of the Company (or any committee thereof) makes an Adverse Recommendation Change, or (y) the Company breaches any of its representations, warranties, agreements or covenants set forth in the Merger Agreement. Each Stockholder shall retain the right to vote the Shares in such Stockholder's sole discretion on all matters other than those set forth above in this Section 1.01, which are at any time and from time to time presented for a vote to the Company's stockholders generally.

        Section 1.02    Irrevocable Proxy.     Each Stockholder hereby revokes any and all previous proxies granted with respect to such Stockholder's Shares. By entering into this Agreement, each Stockholder hereby grants a proxy appointing Parent as such Stockholder's attorney-in-fact and proxy, with full power of substitution, for and in such Stockholder's name, to vote such Stockholder's Shares in the manner contemplated by Section 1.01 if and only if such Stockholder (i) fails to vote or (ii) attempts to vote such Shares in a manner inconsistent with Section 1.01. Except as set forth below, the proxy granted by each Stockholder pursuant to this Section 1.02 is irrevocable and is granted in consideration of Parent entering into this Agreement and the Merger Agreement and incurring certain related fees and expenses. Each Stockholder hereby affirms that the proxy granted in this Section 1.02 is coupled with an interest and may under no circumstances be revoked. The proxy contained herein with respect to the Shares is intended to be irrevocable in accordance with the provisions of Section 212(e) of the Delaware General Corporation Law. Notwithstanding the foregoing, the proxy granted by each

Stockholder pursuant to this Section 1.02 shall be revoked and terminated upon termination of this Agreement in accordance with its terms.

ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS

        Each Stockholder represents and warrants, on behalf of such Stockholder only and not on behalf of any other Stockholder, to Parent that:

        Section 2.01    Authorization.     Stockholder has the requisite entity power and authority (and, in the case of an individual, the capacity) to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement constitutes a valid and binding agreement of the Stockholder enforceable against the Stockholder, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity. If Stockholder is married and the Shares set forth on Exhibit A, attached hereto, constitute community property under applicable Law, this Agreement has been duly authorized, executed and delivered by, and constitutes the valid and binding agreement of, Stockholder's spouse.

        Section 2.02    Non-Contravention.     The execution, delivery and performance by Stockholder of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable Law or (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Stockholder is entitled under any provision of any agreement or other instrument binding on Stockholder.

        Section 2.03    Ownership of Shares and Other Securities.

          (a)   Schedule A to this Agreement sets forth the number and type of Shares and the number and type of Shares that are issuable upon exercise of outstanding warrants, options or other derivative securities, whether or not exercisable (the "Derivative Securities"), of which such Stockholder is the record and beneficial owner. Such Stockholder owns such Shares and Derivative Securities, free and clear of any Lien and any other limitation or restriction (including any restriction on the right to vote or dispose of such Shares) except as established hereby. None of such Stockholder's Shares are subject to any voting trust or other agreement or arrangement with respect to the voting of such Shares except as established hereby.

          (b)   As of the date hereof, except for the Shares, Company Options and Derivative Securities set forth on Exhibit A, Stockholder does not beneficially own any (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights to acquire from the Company any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF PARENT

        Parent represents and warrants to each Stockholder that:

        Section 3.01    Authorization.     Parent has the requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Parent of this Agreement and the consummation by Parent of the transactions contemplated hereby have been duly authorized by the Board of Directors of Parent.

This Agreement constitutes a valid and binding Agreement of Parent enforceable against Parent, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors rights generally or (b) general principles of equity, whether considered in a proceeding at law or in equity.

        Section 3.02    Non-Contravention.     The execution, delivery and performance by Parent of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) violate any applicable Law or (ii) require any consent or other action by any Person under, constitute a default under, or give rise to any right of termination, cancellation or acceleration or to a loss of any benefit to which Parent is entitled under any provision of any agreement or other instrument binding on Parent.

ARTICLE 4

COVENANTS OF STOCKHOLDER

        Stockholder hereby covenants and agrees, on behalf of itself only and not on behalf of any other Stockholder, that:

        Section 4.01    No Proxies for, Encumbrances on or Transfers of Shares.     Stockholder shall not, without the prior written consent of Parent, directly or indirectly, (i) grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or (ii) sell, assign, transfer, pledge, encumber or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the direct or indirect sale, assignment, transfer, encumbrance or other disposition of, any Shares during the term of this Agreement; provided, however, that Stockholder may, if Stockholder is an individual, (x) transfer Shares to any member of Stockholder's immediate family for estate planning purposes, and (y) transfer Shares upon the death of Stockholder (each, a "Permitted Transfer"); provided, further, that any such transfer shall be a Permitted Transfer only if, as a precondition to such transfer, the transferee enters into an agreement substantially similar to this Agreement with Parent.

        Section 4.02    Appraisal Rights.     Stockholder agrees not to exercise any rights (including under Section 262 of the General Corporation Law of the State of Delaware) to demand appraisal of any Shares which may arise with respect to the Merger.

        Section 4.03    Standstill Provision.     Each Stockholder agrees that, during the term of this Agreement, such Stockholder shall not acquire, offer or propose to acquire or agree to acquire, whether by purchase, tender or exchange offer, through the acquisition of control of another Person, by joining a partnership, limited partnership, syndicate or other "group" (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise, beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act) of any securities of the Company or rights to acquire (whether currently, upon lapse of time, following the satisfaction of any conditions, upon the occurrence of any event or any combination of the foregoing) any securities of the Company; except however, for any acquisition of Shares by such Stockholder (i) as the result of exercise of employee stock options, or (ii) as the result of any pro rata stock dividend, stock split or other similar actions of the Company.

        Section 4.04    Non-Solicitation.     Except as permitted pursuant to the Merger Agreement, each Stockholder agrees that, during the term of this Agreement, such Stockholder shall not, directly or indirectly, knowingly solicit, initiate or encourage any inquiry or proposal that constitutes or could reasonably be expected to lead to an Acquisition Proposal, knowingly provide any non-public information or data to any Person relating to an Acquisition Proposal, engage in any discussions or negotiations concerning an Acquisition Proposal, or otherwise knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal or agree to, recommend or accept an Acquisition Proposal.

        Section 4.05    Special Meetings of Stockholders.     Each Stockholder agrees that, during the term of this Agreement, such Stockholder shall not, alone, as part of a "group" (within the meaning of Section 13(d)(3) of the Exchange Act), or otherwise, exercise any right to call a special meeting of stockholders of the Company.

ARTICLE 5

MISCELLANEOUS

        Section 5.01    Definitional and Interpretative Provisions.

          (a)   Capitalized terms used but not defined herein shall have the respective meanings set forth in the Merger Agreement.

          (b)   The words "hereof", "herein" and "hereunder" and words of like import used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof. Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation", whether or not they are in fact followed by those words or words of like import. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words (including electronic media) in a visible form. References to any agreement or contract are to that agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and permitted assigns of that Person. References from or through any date mean, unless otherwise specified, from and including or through and including, respectively.

        Section 5.02    Further Assurances.     Parent and Stockholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Law, to consummate and make effective the transactions contemplated by this Agreement.

        Section 5.03    Amendments; Termination.     Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective. This Agreement shall terminate upon the earlier of (x) the termination of the Merger Agreement, (y) an amendment to the Merger Agreement that reduces the aggregate consideration payable to the Company's stockholders and (z) the Effective Time.

        Section 5.04    Expenses.     All costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense.

        Section 5.05    Successors and Assigns.     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto, except that Parent may transfer or assign its rights and obligations to any affiliate (as defined in Rule 12b-2 under the Exchange Act) of Parent.

        Section 5.06    Governing Law.     This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware.

        Section 5.07    Counterparts; Effectiveness.     This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto. Until and unless each party has received a counterpart hereof signed by the other party hereto, this Agreement shall have no effect and no party shall have any right or obligation hereunder (whether by virtue of any other oral or written agreement or other communication).

        Section 5.08    Severability.     If any term, provision or covenant of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions and covenants of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

        Section 5.09    Specific Performance.     The parties hereto agree that irreparable damage would occur in the event any provision of this Agreement is not performed in accordance with the terms hereof and that each of the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. The parties further agree that no party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.10 and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

[Remainder of this page intentionally left blank]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

FORESTAR GROUP INC.
By:
Name:
Title:

[Signature Page to Voting Agreement]

Name: JAMES T. HUFFMAN
RCH ENERGY OPPORTUNITY FUND III, LP By: RCH Energy Opportunity Fund III GP, LP Its General Partner By: RR Advisors, LLC Its General Partner
By:
Robert Raymond, Sole-Member
RCH ENERGY SSI FUND, LP By: RCH Energy SSI GP, LP Its General Partner By: RR Advisors, LLC Its General Partner
By:
Robert Raymond, Sole-Member

[Signature Page to Voting Agreement]

EXHIBIT A

Equity Ownership

	James T. Huffman	RCH Energy Opportunity Fund III, LP	RCH Energy SSI Fund, LP
Shares of Company Common Stock:	285,586 shares	687,000 shares	1,150,000
Vested Company Options:	56,563 options	0	0
Unvested Company Options:	0	0	0
Derivative Securities	0	0	0

[CREDO PETROLEUM CORPORATION LOGO]

Credo Petroleum Corporation

Attn:  Marie Meuser

1801 Broadway, Suite 900

Denver, CO 80202

VOTE BY INTERNET -www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR each of the following proposals:

	For	Against	Abstain

1. Adoption of the Agreement and Plan of Merger, dated as of June 3, 2012, by and among Forestar Group Inc., Longhorn Acquisition Inc. and CREDO Petroleum Corporation, as described in the proxy statement (the “Merger Agreement”).

	☐	☐	☐

	For	Against	Abstain

2. Approval on a non-binding, advisory basis, of the compensation that may be paid or become payable, if any, to the Company’s named executive officers that is based on or otherwise relates to the Merger or contemplated by the Merger Agreement.

	☐	☐	☐

	For	Against	Abstain
3. Approval of the adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement.	☐	☐	☐

Note: Such other business as may properly come before the meeting or any adjournment thereof.

NOTE: THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 and 3.

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder must sign. Executors, trustees and other fiduciaries should so indicate when signing.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on [        ], 2012.

In accordance with SEC rules, you may access the Notice and Proxy Statement and vote via the Internet at http://www.proxyvote.com, which does not have “cookies” that identify visitors to the site.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:  The Notice & Proxy is available at www.proxyvote.com.

CREDO PETROLEUM CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Credo Petroleum Corporation acknowledges receipt of the Notice of Special Meeting of Stockholders to be held [          ], 2012, at [        ], MDT, at [            ], and hereby appoints [Oakley Hall] or [William F. Skewes], or either of them, as Proxy, with the power of substitution, to vote all the shares of the undersigned at said Special Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Proxy may do or cause to be done by virtue thereof. The above named Proxy is instructed to vote all of the undersigned’s shares as directed on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SSTOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY CARD WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.  THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE DISCRETION OF SAID PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Continued and to be signed on reverse side